UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09689

Wells Fargo Master Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: May 31

Registrant is making a filing for 13 of its series:

Wells Fargo C&B Large Cap Value Portfolio, Wells Fargo Emerging Growth Portfolio, Wells Fargo Index Portfolio, Wells Fargo International Value Portfolio, Wells Fargo Small Company Growth Portfolio, Wells Fargo Small Company Value Portfolio, Wells Fargo Core Bond Portfolio, Wells Fargo Real Return Portfolio, Wells Fargo Diversified Large Cap Growth Portfolio, Wells Fargo International Growth Portfolio, Wells Fargo Large Company Value Portfolio, Wells Fargo Managed Fixed Income Portfolio, and Wells Fargo Stable Income Portfolio.

Date of reporting period: May 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

May 31, 2018

Wells Fargo

Diversified Large Cap Growth Portfolio

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Diversified Large Cap Growth Portfolio	Fund information (unaudited)

Investment objective

The Portfolio seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

John R. Campbell, CFA®

Jeff C. Moser, CFA®

Joseph M. Eberhardy, CFA®, CPA

Thomas Ognar, CFA®

Ten largest holdings (%) as of May 31, 2018[1]
Amazon.com Incorporated	5.08
Microsoft Corporation	4.13
Alphabet Incorporated Class A	3.35
Facebook Incorporated Class A	3.11
Visa Incorporated Class A	2.61
Microchip Technology Incorporated	2.45
MasterCard Incorporated Class A	2.22
The Home Depot Incorporated	2.03
Alphabet Incorporated Class C	1.95
PayPal Holdings Incorporated	1.84

Sector distribution as of May 31, 2018[2]

[1]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[2]	Amounts are calculated based on the total long-term investments of the Portfolio. These amounts are subject to change and may have changed since the date specified.

Portfolio of investments—May 31, 2018	Wells Fargo Diversified Large Cap Growth Portfolio	3

Security name	Shares	Value

Common Stocks: 99.25%

Consumer Discretionary: 14.31%

Auto Components: 0.83%
Aptiv plc	755	$73,613
Lear Corporation	3,233	640,134

		713,747

Automobiles: 0.57%
General Motors Company	11,434	488,232

Hotels, Restaurants & Leisure: 1.02%
Marriott International Incorporated Class A	1,535	207,778
Norwegian Cruise Line Holdings Limited †	6,701	350,730
Royal Caribbean Cruises Limited	3,010	315,990

		874,498

Internet & Direct Marketing Retail: 5.92%
Amazon.com Incorporated †	2,685	4,375,530
Netflix Incorporated †	2,055	722,538

		5,098,068

Media: 0.34%
Live Nation Incorporated †	6,950	296,279

Multiline Retail: 2.17%
Dollar Tree Incorporated †	9,435	779,237
Macy’s Incorporated	15,358	536,148
Target Corporation	7,649	557,536

		1,872,921

Specialty Retail: 3.46%
Burlington Stores Incorporated †	2,700	394,875
O’Reilly Automotive Incorporated †	865	233,040
The Home Depot Incorporated	9,352	1,744,615
The TJX Companies Incorporated	4,794	432,994
ULTA Beauty Incorporated †	700	172,837

		2,978,361

Consumer Staples: 4.93%

Beverages: 1.22%
Constellation Brands Incorporated Class A	2,635	587,816
The Coca-Cola Company	10,690	459,670

		1,047,486

Food & Staples Retailing: 2.40%
Costco Wholesale Corporation	5,938	1,177,149
Sysco Corporation	7,146	464,704
Wal-Mart Stores Incorporated	5,207	429,786

		2,071,639

The accompanying notes are an integral part of these financial statements.

4	Wells Fargo Diversified Large Cap Growth Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Food Products: 0.46%
Tyson Foods Incorporated Class A	5,833	$393,553

Personal Products: 0.85%
The Estee Lauder Companies Incorporated Class A	4,890	730,762

Energy: 2.48%

Oil, Gas & Consumable Fuels: 2.48%
Chevron Corporation	3,456	429,581
Concho Resources Incorporated †	4,980	683,804
Exxon Mobil Corporation	4,344	352,907
Valero Energy Corporation	5,534	670,721

		2,137,013

Financials: 8.00%

Banks: 1.83%
Bank of America Corporation	17,567	510,146
Citizens Financial Group Incorporated	11,101	453,476
JPMorgan Chase & Company	5,713	611,348

		1,574,970

Capital Markets: 4.99%
CME Group Incorporated	5,705	929,345
MarketAxess Holdings Incorporated	1,790	382,434
Morgan Stanley	13,440	673,882
Raymond James Financial Incorporated	10,940	1,056,366
TD Ameritrade Holding Corporation	2,615	154,808
The Charles Schwab Corporation	19,860	1,104,613

		4,301,448

Insurance: 1.18%
Lincoln National Corporation	6,355	421,273
Prudential Financial Incorporated	4,127	399,659
The Progressive Corporation	3,085	191,548

		1,012,480

Health Care: 12.14%

Biotechnology: 2.85%
AbbVie Incorporated	4,338	429,202
Agios Pharmaceuticals Incorporated †	1,295	121,083
Alexion Pharmaceuticals Incorporated †	1,215	141,098
Amgen Incorporated	2,272	408,097
BioMarin Pharmaceutical Incorporated †	700	63,238
Neurocrine Biosciences Incorporated †	2,765	266,159
Sage Therapeutics Incorporated †	845	129,023
Vertex Pharmaceuticals Incorporated †	5,815	895,510

		2,453,410

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Diversified Large Cap Growth Portfolio	5

Security name	Shares	Value

Health Care Equipment & Supplies: 3.70%
Abbott Laboratories	8,475	$521,467
Baxter International Incorporated	10,373	734,823
Boston Scientific Corporation †	27,660	840,587
Edwards Lifesciences Corporation †	4,905	673,506
Intuitive Surgical Incorporated †	360	165,481
Stryker Corporation	1,440	250,589

		3,186,453

Health Care Providers & Services: 2.33%
Aetna Incorporated	2,865	504,612
Centene Corporation †	7,530	882,215
UnitedHealth Group Incorporated	2,584	624,062

		2,010,889

Health Care Technology: 0.23%
Veeva Systems Incorporated Class A †	2,600	201,136

Life Sciences Tools & Services: 1.29%
Agilent Technologies Incorporated	12,688	785,641
PRA Health Sciences Incorporated †	3,805	323,045

		1,108,686

Pharmaceuticals: 1.74%
Johnson & Johnson	3,343	399,890
Zoetis Incorporated	13,127	1,098,730

		1,498,620

Industrials: 12.83%

Aerospace & Defense: 2.00%
HEICO Corporation	1,940	178,208
Northrop Grumman Corporation	1,501	491,202
Raytheon Company	1,635	342,533
The Boeing Company	2,005	706,081

		1,718,024

Air Freight & Logistics: 1.05%
FedEx Corporation	2,995	746,114
XPO Logistics Incorporated †	1,540	162,085

		908,199

Airlines: 1.20%
Delta Air Lines Incorporated	7,845	424,022
Southwest Airlines Company	11,973	611,581

		1,035,603

Commercial Services & Supplies: 1.71%
KAR Auction Services Incorporated	10,041	529,864
Waste Connections Incorporated	12,290	944,855

		1,474,719

The accompanying notes are an integral part of these financial statements.

6	Wells Fargo Diversified Large Cap Growth Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Construction & Engineering: 0.48%
EMCOR Group Incorporated	5,449	$413,743

Electrical Equipment: 0.33%
Rockwell Automation Incorporated	1,605	281,533

Industrial Conglomerates: 0.88%
3M Company	1,120	220,898
Honeywell International Incorporated	2,195	324,662
Roper Industries Incorporated	785	216,495

		762,055

Machinery: 1.55%
Cummins Incorporated	2,787	396,841
Fortive Corporation	7,155	520,097
Stanley Black & Decker Incorporated	2,979	414,796

		1,331,734

Professional Services: 0.60%
CoStar Group Incorporated †	940	358,347
TransUnion	2,300	157,780

		516,127

Road & Rail: 2.45%
CSX Corporation	2,100	135,765
Norfolk Southern Corporation	6,130	929,615
Union Pacific Corporation	7,345	1,048,572

		2,113,952

Trading Companies & Distributors: 0.58%
Applied Industrial Technologies Incorporated	7,113	496,132

Information Technology: 40.23%

Communications Equipment: 0.56%
Arista Networks Incorporated †	50	12,578
Cisco Systems Incorporated	11,001	469,853

		482,431

Electronic Equipment, Instruments & Components: 0.83%
Jabil Circuit Incorporated	15,210	430,139
TE Connectivity Limited	3,045	283,429

		713,568

Internet Software & Services: 9.80%
Alibaba Group Holding Limited ADR †	1,280	253,453
Alphabet Incorporated Class A †	2,619	2,880,900
Alphabet Incorporated Class C †	1,547	1,678,479
eBay Incorporated †	10,560	398,323
Facebook Incorporated Class A †	13,955	2,676,290
MercadoLibre Incorporated	605	175,952
Shopify Incorporated Class A †	2,550	377,630

		8,441,027

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Diversified Large Cap Growth Portfolio	7

Security name	Shares	Value

IT Services: 7.93%
Euronet Worldwide Incorporated †	245	$20,533
Global Payments Incorporated	1,880	208,981
MasterCard Incorporated Class A	10,065	1,913,558
PayPal Holdings Incorporated †	19,335	1,586,823
Square Incorporated Class A †	10,500	611,625
Visa Incorporated Class A	17,200	2,248,384
Worldpay Incorporated Class A †	2,940	233,642

		6,823,546

Semiconductors & Semiconductor Equipment: 7.70%
Broadcom Incorporated	3,611	910,225
Intel Corporation	9,923	547,750
Microchip Technology Incorporated «	21,694	2,112,562
NVIDIA Corporation	4,162	1,049,615
ON Semiconductor Corporation †	22,025	553,488
Texas Instruments Incorporated	13,025	1,457,628

		6,631,268

Software: 10.26%
Activision Blizzard Incorporated	7,935	562,671
Adobe Systems Incorporated †	3,881	967,456
Electronic Arts Incorporated †	1,370	179,347
Microsoft Corporation	36,003	3,558,537
Pivotal Software Incorporated Class A †	5,676	102,111
Proofpoint Incorporated †	2,265	264,756
Salesforce.com Incorporated †	7,174	927,813
ServiceNow Incorporated †	3,435	610,090
Splunk Incorporated †	2,208	244,668
Take-Two Interactive Software Incorporated †	2,250	252,180
Ultimate Software Group Incorporated †	1,436	376,447
VMware Incorporated Class A †«	5,753	790,923

		8,836,999

Technology Hardware, Storage & Peripherals: 3.15%
Apple Incorporated	8,160	1,524,859
HP Incorporated	22,152	488,009
NetApp Incorporated	10,253	700,485

		2,713,353

Materials: 2.74%

Chemicals: 2.11%
Air Products & Chemicals Incorporated	945	152,532
Huntsman Corporation	15,902	508,387
Praxair Incorporated	7,410	1,157,887

		1,818,806

Containers & Packaging: 0.63%
Avery Dennison Corporation	5,157	541,640

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Diversified Large Cap Growth Portfolio	Portfolio of investments—May 31, 2018

Security name		Shares	Value

Real Estate: 1.14%

Equity REITs: 1.14%
American Tower Corporation		3,885	$537,568
Prologis Incorporated		6,966	448,262

			985,830

Utilities: 0.45%

Multi-Utilities: 0.45%
CenterPoint Energy Incorporated		14,768	385,876

Total Common Stocks (Cost $50,087,136)			85,476,816

	Yield
Short-Term Investments: 3.04%

Investment Companies: 3.04%
Securities Lending Cash Investment LLC (l)(r)(u)	1.91%	2,198,826	2,199,046
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.67	417,874	417,874

Total Short-Term Investments (Cost $2,616,910)			2,616,920

Total investments in securities (Cost $52,704,046)	102.29%	88,093,736
Other assets and liabilities, net	(2.29)	(1,974,903)

Total net assets	100.00%	$86,118,833

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	1,105,508	36,255,105	35,161,787	2,198,826	$36	$(16)	$4,528	$2,199,046
Wells Fargo Government Money Market Fund Select Class	568,057	23,640,056	23,790,239	417,874	0	0	8,873	417,874

					$36	$(16)	$13,401	$2,616,920	3.04%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2018	Wells Fargo Diversified Large Cap Growth Portfolio	9

Assets
Investments in unaffiliated securities (including $2,151,596 of securities loaned), at value (cost $50,087,136)	$85,476,816
Investments in affiliated securities, at value (cost $2,616,910)	2,616,920
Cash	25,027
Receivable for investments sold	534,036
Receivable for dividends	137,196
Receivable for securities lending income	642

Total assets	88,790,637

Liabilities
Payable upon receipt of securities loaned	2,198,958
Payable for investments purchased	327,969
Advisory fee payable	33,573
Accrued expenses and other liabilities	111,304

Total liabilities	2,671,804

Total net assets	$86,118,833

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Diversified Large Cap Growth Portfolio	Statement of operations—year ended May 31, 2018

Investment income
Dividends (net of foreign withholding taxes of $1,142)	$1,086,286
Income from affiliated securities	13,401

Total investment income	1,099,687

Expenses
Advisory fee	621,925
Custody and accounting fees	47,922
Professional fees	48,045
Shareholder report expenses	6,044
Trustees’ fees and expenses	22,297
Other fees and expenses	15,367

Total expenses	761,600
Less: Fee waivers and/or expense reimbursements	(166,369)

Net expenses	595,231

Net investment income	504,456

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	19,836,590
Affiliated securities	36

Net realized gains on investments	19,836,626

Net change in unrealized gains (losses) on:
Unaffiliated securities	566,420
Affiliated securities	(16)

Net change in unrealized gains (losses) on investments	566,404

Net realized and unrealized gains (losses) on investments	20,403,030

Net increase in net assets resulting from operations	$20,907,486

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Diversified Large Cap Growth Portfolio	11

	Year ended May 31, 2018	Year ended May 31, 2017

Operations
Net investment income	$504,456	$559,502
Net realized gains on investments	19,836,626	16,539,222
Net change in unrealized gains (losses) on investments	566,404	(1,622,597)

Net increase in net assets resulting from operations	20,907,486	15,476,127

Capital transactions
Transactions in investors’ beneficial interests
Contributions	831,948	1,745,319
Withdrawals	(41,873,014)	(26,727,509)

Net decrease in net assets resulting from capital transactions	(41,041,066)	(24,982,190)

Total decrease in net assets	(20,133,580)	(9,506,063)

Net assets
Beginning of period	106,252,413	115,758,476

End of period	$86,118,833	$106,252,413

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Diversified Large Cap Growth Portfolio	Financial highlights

	Year ended May 31
	2018	2017	2016	2015	2014
Total return	24.12%	15.36%	(2.28)%	13.11%	21.70%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.78%	0.74%	0.72%	0.72%
Net expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Net investment income	0.53%	0.51%	0.29%	0.28%	0.15%
Supplemental data
Portfolio turnover rate	37%	98%	59%	46%	54%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Diversified Large Cap Growth Portfolio	13

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Large Cap Growth Portfolio (the “Portfolio”), which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

14	Wells Fargo Diversified Large Cap Growth Portfolio	Notes to financial statements

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority.

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $52,912,942 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$35,948,480
Gross unrealized losses	(767,686)
Net unrealized gains	$35,180,794

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Diversified Large Cap Growth Portfolio	15

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$12,322,106	$0	$0	$12,322,106
Consumer staples	4,243,440	0	0	4,243,440
Energy	2,137,013	0	0	2,137,013
Financials	6,888,898	0	0	6,888,898
Health care	10,459,194	0	0	10,459,194
Industrials	11,051,821	0	0	11,051,821
Information technology	34,642,192	0	0	34,642,192
Materials	2,360,446	0	0	2,360,446
Real estate	985,830	0	0	985,830
Utilities	385,876	0	0	385,876

Short-term investments
Investment companies	417,874	0	0	417,874
Investments measured at net asset value*				2,199,046
Total assets	$85,894,690	$0	$0	$88,093,736

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $2,199,046 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Portfolio recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2018, the Portfolio did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.475% as the average daily net assets of the Portfolio increase. For the year ended May 31, 2018, the advisory fee was equivalent to an annual rate of 0.65% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is a subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Portfolio increase. Prior to January 1, 2018, Golden Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, was also a subadviser to the Portfolio and was entitled to receive a fee from Funds Management at an annual rate started at 0.35% and declined to 0.30% as the average daily net assets of the subadviser’s portion of the Portfolio increased. In connection with the completion of the merger of Golden Capital Management, LLC into WellsCap on January 1, 2018, WellsCap became the sole subadviser to the Portfolio. The merger did not result in any change to the services provided to the Portfolio or to its strategies or fees and expenses.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

16	Wells Fargo Diversified Large Cap Growth Portfolio	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2018 were $35,053,800 and $75,239,745, respectively.

6. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A portfolio that invest a substantial portion of their assets in a sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Diversified Large Cap Growth Portfolio	17

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Diversified Large Cap Growth Portfolio (the “Portfolio”), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

18	Wells Fargo Diversified Large Cap Growth Portfolio	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Diversified Large Cap Growth Portfolio	19

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

20	Wells Fargo Diversified Large Cap Growth Portfolio	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Diversified Large Cap Growth Portfolio	21

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[2] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

22	Wells Fargo Diversified Large Cap Growth Portfolio	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory or sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo Diversified Large Cap Growth Portfolio (the “Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory and administrative services provided to the Portfolio, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates.

Investment performance and expenses

The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a

Other information (unaudited)	Wells Fargo Diversified Large Cap Growth Portfolio	23

universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio (Master Class) was higher than the average investment performance of the Universe for the one- and ten-year periods under review, but lower than the average investment performance of the Universe for the three- and five-year periods under review. The Board also noted that the investment performance of the Portfolio was higher than its benchmark index, the Russell 1000 Growth Index, for the one-year period under review, but lower than its benchmark index for the three-, five- and ten-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Portfolio relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Portfolio’s investment performance. The Board noted that the Portfolio recently experienced a portfolio manager change in February 2017, and that performance results prior to February 2017 reflect the performance of the Portfolio’s prior portfolio management team.

The Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding class-specific expense groups that was determined by Broadridge to be similar to the Portfolio (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group. The Board also received an explanation of how funds comprising expense Group and its expense ratios may vary from year-to-year.

The Board took into account the Portfolio’s performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Portfolio to Funds Management for investment advisory services under the Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was equal to the median rate for the Portfolio’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the current affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Portfolio and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

24	Wells Fargo Diversified Large Cap Growth Portfolio	Other information (unaudited)

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Portfolio shareholders, are means of sharing potential economies of scale with shareholders of the Portfolio.

The Board concluded that the Portfolio’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

Annual Report

May 31, 2018

Wells Fargo International Growth Portfolio

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo International Growth Portfolio	Fund information (unaudited)

Investment objective

The Portfolio seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Artisan Partners, Limited Partnership

Portfolio manager

Mark L. Yockey, CFA®

Ten largest holdings (%) as of May 31, 2018[1]
Linde AG	5.22
Deutsche Boerse AG	5.19
Wirecard AG	5.07
Allianz AG	3.44
Airbus SE	3.22
Medtronic plc	2.99
AIA Group Limited	2.99
ING Groep NV	2.97
Deutsche Post AG	2.83
Nestle SA	2.82

Sector distribution as of May 31, 2018[2]

Country allocation as of May 31, 2018[2]

[1]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[2]	Amounts are calculated based on the total long-term investments of the Portfolio. These amounts are subject to change and may have changed since the date specified.

Portfolio of investments—May 31, 2018	Wells Fargo International Growth Portfolio	3

Security name	Shares	Value

Common Stocks: 89.70%

Brazil: 1.82%
B3 SA (Financials, Capital Markets)	17,105	$99,992
Petroleo Brasileiro SA ADR (Energy, Oil, Gas & Consumable Fuels)	59,988	711,458

		811,450

Canada: 2.32%
Canadian Pacific Railway Limited (Industrials, Road & Rail)	5,374	1,036,053

China: 4.51%
Alibaba Group Holding Limited ADR (Information Technology, Internet Software & Services) †	1,955	387,110
NetEase Incorporated ADR (Information Technology, Internet Software & Services)	1,904	434,721
Ping An Insurance Group Company of China Limited H Shares (Financials, Insurance)	67,000	656,913
Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	14,000	83,805
Tencent Holdings Limited (Information Technology, Internet Software & Services)	8,800	447,899

		2,010,448

Denmark: 0.66%
Genmab AS (Health Care, Biotechnology) †	1,971	296,580

France: 7.98%
Air Liquide SA (Materials, Chemicals)	638	78,613
Airbus SE (Industrials, Aerospace & Defense)	12,618	1,435,428
BNP Paribas SA (Financials, Banks) «	6,808	422,299
Eiffage SA (Industrials, Construction & Engineering)	5,314	598,869
Safran SA (Industrials, Aerospace & Defense)	2,738	326,968
Schneider Electric SE (Industrials, Electrical Equipment)	4,425	381,668
Vinci SA (Industrials, Construction & Engineering)	3,186	311,823

		3,555,668

Germany: 24.23%
Allianz AG (Financials, Insurance)	7,439	1,533,901
Beiersdorf AG (Consumer Staples, Personal Products)	7,095	815,009
Deutsche Boerse AG (Financials, Capital Markets)	17,283	2,311,418
Deutsche Post AG (Industrials, Air Freight & Logistics)	33,186	1,259,710
Linde AG (Materials, Chemicals)	105	21,745
Linde AG -Tender Shares (Materials, Chemicals) †	10,159	2,327,771
SAP SE (Information Technology, Software)	2,402	270,528
Wirecard AG (Information Technology, IT Services)	14,628	2,259,880

		10,799,962

Hong Kong: 2.99%
AIA Group Limited (Financials, Insurance)	145,200	1,332,925

India: 1.73%
Housing Development Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	28,366	770,494

Indonesia: 0.61%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	1,217,400	269,852

The accompanying notes are an integral part of these financial statements.

4	Wells Fargo International Growth Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Ireland: 2.99%
Medtronic plc (Health Care, Health Care Equipment & Supplies)	15,444	$1,333,123

Italy: 4.90%
Assicurazioni Generali SpA (Financials, Insurance)	49,138	835,822
Intesa Sanpaolo SpA (Financials, Banks)	253,596	745,465
UniCredit SpA (Financials, Banks)	36,490	602,937

		2,184,224

Japan: 5.19%
CALBEE Incorporated (Consumer Staples, Food Products)	15,700	572,956
Japan Exchange Group Incorporated (Financials, Capital Markets)	11,600	220,622
Nintendo Company Limited (Information Technology, Software)	1,900	785,954
Rohm Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	3,300	306,081
Sumitomo Metal Mining Company Limited (Materials, Metals & Mining)	11,178	428,070

		2,313,683

Netherlands: 6.45%
Akzo Nobel NV (Materials, Chemicals)	5,834	512,200
ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	3,743	732,502
ING Groep NV (Financials, Banks)	90,982	1,325,065
NXP Semiconductors NV (Information Technology, Semiconductors & Semiconductor Equipment) †	1,733	197,562
Randstad Holdings NV (Industrials, Professional Services)	1,802	107,564

		2,874,893

Russia: 1.14%
MMC Norilsk Nickel PJSC ADR (Materials, Metals & Mining)	28,560	506,369

Switzerland: 4.83%
Credit Suisse Group AG (Financials, Capital Markets)	15,717	239,518
Idorsia Limited (Health Care, Biotechnology) †	2,144	51,860
Lonza Group AG (Health Care, Life Sciences Tools & Services) †	1,397	373,771
Nestle SA (Consumer Staples, Food Products)	16,685	1,259,162
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	472	229,008

		2,153,319

United Kingdom: 14.64%
Aon plc (Financials, Insurance)	6,033	843,836
Coca-Cola European Partners plc (Consumer Staples, Beverages)	12,149	461,298
ConvaTec Limited (Health Care, Health Care Equipment & Supplies) 144A	183,146	564,109
Experian Group Limited plc (Industrials, Professional Services)	18,906	462,819
Ferguson plc (Industrials, Trading Companies & Distributors)	12,363	960,119
Glencore International plc (Materials, Metals & Mining)	168,146	831,625
HSBC Holdings plc (Financials, Banks)	45,990	440,552
London Stock Exchange Group plc (Financials, Capital Markets)	7,339	436,781
Prudential plc (Financials, Insurance)	30,369	731,120
Rentokil Initial plc (Industrials, Commercial Services & Supplies)	79,547	362,285
Standard Chartered plc (Financials, Banks)	42,968	431,024

		6,525,568

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo International Growth Portfolio	5

Security name			Shares	Value

United States: 2.71%
Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail) †			484	$788,736
MercadoLibre Incorporated (Information Technology, Internet Software & Services)			159	46,242
WABCO Holdings Incorporated (Industrials, Machinery) †			3,076	371,981

				1,206,959

Total Common Stocks (Cost $33,507,787)				39,981,570

		Expiration date
Participation Notes: 2.24%

Ireland: 2.24%
HSBC Bank plc (Ryanair Holdings plc) (Industrials, Airlines) (a)		10-29-2018	52,115	999,641

Total Participation Notes (Cost $521,655)				999,641

	Dividend yield
Preferred Stocks: 2.98%

Brazil: 1.15%
Petroleo Brasileiro SA (Energy, Oil, Gas & Consumable Fuels)	0.27%		100,691	513,182

Germany: 1.83%
Henkel AG & Company KGaA (Consumer Staples, Household Products)	1.79		6,593	814,303

Total Preferred Stocks (Cost $1,328,958)				1,327,485

	Yield
Short-Term Investments: 4.62%

Investment Companies: 4.62%
Securities Lending Cash Investment LLC (l)(r)(u)	1.91		427,749	427,792
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.67		1,633,072	1,633,072

Total Short-Term Investments (Cost $2,060,864)				2,060,864

Total investments in securities (Cost $37,419,264)	99.54%	44,369,560
Other assets and liabilities, net	0.46	205,109

Total net assets	100.00%	$44,574,669

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

The accompanying notes are an integral part of these financial statements.

6	Wells Fargo International Growth Portfolio	Portfolio of investments—May 31, 2018

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	5,192,235	12,587,575	17,352,061	427,749	$6	$0	$30,539	$427,792
Wells Fargo Government Money Market Fund Select Class	1,660,070	131,880,666	131,907,664	1,633,072	0	0	20,327	1,633,072

					$6	$0	$50,866	$2,060,864	4.62%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2018	Wells Fargo International Growth Portfolio	7

Assets
Investments in unaffiliated securities (including $400,609 of securities loaned), at value (cost $35,358,400)	$42,308,696
Investments in affiliated securities, at value (cost $2,060,864)	2,060,864
Foreign currency, at value (cost $158,913)	159,368
Receivable for investments sold	328,554
Receivable for dividends	468,847
Receivable for securities lending income	5,779

Total assets	45,332,108

Liabilities
Payable upon receipt of securities loaned	427,792
Payable for investments purchased	185,357
Professional fees payable	57,095
Advisory fee payable	28,786
Trustees’ fees and expenses payable	10,162
Contingent tax liability	6,000
Accrued expenses and other liabilities	42,247

Total liabilities	757,439

Total net assets	$44,574,669

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo International Growth Portfolio	Statement of operations—year ended May 31, 2018

Investment income
Dividends (net of foreign interest withholding tax of $214,075)	$1,291,153
Income from affiliated securities	50,866

Total investment income	1,342,019

Expenses
Advisory fee	612,349
Custody and accounting fees	75,854
Professional fees	69,361
Shareholder report expenses	2,095
Trustees’ fees and expenses	23,123
Other fees and expenses	54,225

Total expenses	837,007
Less: Fee waivers and/or expense reimbursements	(29,459)

Net expenses	807,548

Net investment income	534,471

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	29,192,850
Affiliated securities	6
Forward foreign currency contracts	100

Net realized gains on investments	29,192,956
Net change in unrealized gains (losses) on investments	(18,628,392)

Net realized and unrealized gains (losses) on investments	10,564,564

Net increase in net assets resulting from operations	$11,099,035

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo International Growth Portfolio	9

	Year ended May 31, 2018	Year ended May 31, 2017

Operations
Net investment income	$534,471	$1,772,360
Net realized gains on investments	29,192,956	1,901,476
Net change in unrealized gains (losses) on investments	(18,628,392)	9,943,224

Net increase in net assets resulting from operations	11,099,035	13,617,060

Capital transactions
Transactions in investors’ beneficial interests
Contributions	18,015,755	4,029,844
Withdrawals	(122,031,151)	(28,532,489)

Net decrease in net assets resulting from capital transactions	(104,015,396)	(24,502,645)

Total decrease in net assets	(92,916,361)	(10,885,585)

Net assets
Beginning of period	137,491,030	148,376,615

End of period	$44,574,669	$137,491,030

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo International Growth Portfolio	Financial highlights

	Year ended May 31
	2018	2017	2016	2015	2014
Total return	9.46%	10.31%	(12.40)%	5.13%	16.45%
Ratios to average net assets (annualized)
Gross expenses	1.10%	0.98%	0.99%	1.00%	1.00%
Net expenses	1.06%	0.98%	0.99%	1.00%	1.00%
Net investment income	0.70%	1.25%	1.16%	0.76%	1.13%
Supplemental data
Portfolio turnover rate	71%	121%	62%	51%	46%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo International Growth Portfolio	11

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2018, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

12	Wells Fargo International Growth Portfolio	Notes to financial statements

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Portfolio may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Portfolio has no rights against the issuer of the underlying foreign security and participation notes expose the Portfolio to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Portfolio’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Portfolio and the counterparty.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management

Notes to financial statements	Wells Fargo International Growth Portfolio	13

and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $37,594,711 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$7,791,086
Gross unrealized losses	(1,016,237)
Net unrealized gains	$6,774,849

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

14	Wells Fargo International Growth Portfolio	Notes to financial statements

The following is a summary of the inputs used in valuing the Portfolio ‘s assets and liabilities as of May 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Brazil	$811,450	$0	$0	$811,450
Canada	1,036,053	0	0	1,036,053
China	2,010,448	0	0	2,010,448
Denmark	296,580	0	0	296,580
France	3,555,668	0	0	3,555,668
Germany	10,799,962	0	0	10,799,962
Hong Kong	1,332,925	0	0	1,332,925
India	770,494	0	0	770,494
Indonesia	269,852	0	0	269,852
Ireland	1,333,123	0	0	1,333,123
Italy	2,184,224	0	0	2,184,224
Japan	2,313,683	0	0	2,313,683
Netherlands	2,874,893	0	0	2,874,893
Russia	506,369	0	0	506,369
Switzerland	2,153,319	0	0	2,153,319
United Kingdom	6,525,568	0	0	6,525,568
United States	1,206,959	0	0	1,206,959

Participation notes
Ireland	0	999,641	0	999,641

Preferred stocks
Brazil	513,182	0	0	513,182
Germany	814,303	0	0	814,303

Short-term investments
Investment companies	1,633,072	0	0	1,633,072
Investments measured at net asset value*				427,792
Total assets	$42,942,127	$999,641	$0	$44,369,560

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investments, LLC valued at $427,792 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Portfolio recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2018, the Portfolio did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.65% as the average daily net assets of the Portfolio increase. For the year ended May 31, 2018, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Artisan Partners, Limited Partnership, which is not an affiliate of Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.80% and declining to 0.50% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain the net operating expense ratio of the Portfolio.

Notes to financial statements	Wells Fargo International Growth Portfolio	15

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2018 were $53,557,817 and $154,220,244, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2018, the Portfolio entered into forward foreign currency contracts for hedging purposes. The Portfolio had average contract amounts of $28 in forward foreign currency contracts to buy during the year ended May 31, 2018.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors or geographic regions. A portfolio that invests a substantial portion of its assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a portfolio whose investments are not heavily weighted in any sector or geographic region.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

16	Wells Fargo International Growth Portfolio	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo International Growth Portfolio (the “Portfolio”), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

Other information (unaudited)	Wells Fargo International Growth Portfolio	17

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18	Wells Fargo International Growth Portfolio	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo International Growth Portfolio	19

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[2] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

20	Wells Fargo International Growth Portfolio	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo International Growth Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory or sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo International Growth Portfolio (the “Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Artisan Partners Limited Partnership (the “Sub-Adviser”). The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory and administrative services provided to the Portfolio, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management is a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo International Growth Portfolio	21

Investment performance and expenses

The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio (Master Class) was higher than the average investment performance of the Universe for the one-, five-, and ten-year periods under review, but lower than the average investment performance of the Universe for the three-year period under review. The Board also noted that the investment performance of the Portfolio was higher than its benchmark index, the MSCI EAFE Index (Net), for the one- and ten-year periods under review, but lower than its benchmark index for the three- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Portfolio relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Portfolio’s investment performance.

The Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding class-specific expense groups that was determined by Broadridge to be similar to the Portfolio (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group. The Board also received an explanation of how funds comprising expense Group and its expense ratios may vary from year-to-year.

The Board took into account the Portfolio’s performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Portfolio to Funds Management for investment advisory services under the Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was equal to the median rate for the Portfolio’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Portfolio and the fund family as a whole.

22	Wells Fargo International Growth Portfolio	Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Portfolio shareholders, are means of sharing potential economies of scale with shareholders of the Portfolio.

The Board concluded that the Portfolio’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser and their affiliates as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Adviser and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

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NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

Annual Report

May 31, 2018

Wells Fargo Large Company Value Portfolio

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Large Company Value Portfolio	Fund information (unaudited)

Investment objective

The Portfolio seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Analytic Investors, LLC

Portfolio managers

Dennis Bein, CFA®

Harindra de Silva, Ph.D., CFA®

Ryan Brown, CFA®

Ten largest holdings (%) as of May 31, 2018[1]
JPMorgan Chase & Company	4.75
Exxon Mobil Corporation	4.48
Bank of America Corporation	4.16
Chevron Corporation	3.76
Berkshire Hathaway Incorporated Class B	3.00
Verizon Communications Incorporated	2.74
Express Scripts Holding Company	2.40
State Street Corporation	2.20
Wal-Mart Stores Incorporated	2.07
NextEra Energy Incorporated	2.04

Sector distribution as of May 31, 2018[2]

[1]	The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[2]	Amounts are calculated based on the total long-term investments of the Portfolio. These amounts are subject to change and may have changed since the date specified.

Portfolio of investments—May 31, 2018	Wells Fargo Large Company Value Portfolio	3

Security name	Shares	Value

Common Stocks: 97.79%

Consumer Discretionary: 5.27%

Hotels, Restaurants & Leisure: 1.91%
Yum China Holdings Incorporated	30,044	$1,180,733

Leisure Products: 0.42%
The Brunswick Corporation	4,093	260,315

Media: 2.94%
Meredith Corporation	4,143	208,600
News Corporation Class A	47,396	712,362
Time Warner Incorporated	9,483	892,919

		1,813,881

Consumer Staples: 7.32%

Beverages: 1.29%
Molson Coors Brewing Company Class B	4,892	301,592
PepsiCo Incorporated	4,963	497,541

		799,133

Food & Staples Retailing: 4.41%
Performance Food Group Company †	27,310	976,333
Wal-Mart Stores Incorporated	15,537	1,282,424
Walgreens Boots Alliance Incorporated	7,432	463,682

		2,722,439

Household Products: 1.62%
The Procter & Gamble Company	13,679	1,000,892

Energy: 12.41%

Oil, Gas & Consumable Fuels: 12.41%
Chevron Corporation	18,694	2,323,664
ConocoPhillips	6,643	447,672
EOG Resources Incorporated	9,734	1,146,763
Exxon Mobil Corporation	34,095	2,769,878
HollyFrontier Corporation	2,353	181,605
Valero Energy Corporation	6,654	806,465

		7,676,047

Financials: 25.07%

Banks: 12.20%
Bank of America Corporation	88,587	2,572,566
Citizens Financial Group Incorporated	11,548	471,736
Comerica Incorporated	13,153	1,240,196
JPMorgan Chase & Company	27,445	2,936,889
US Bancorp	6,389	319,386

		7,540,773

The accompanying notes are an integral part of these financial statements.

4	Wells Fargo Large Company Value Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Capital Markets: 3.62%
Ameriprise Financial Incorporated	1,438	$199,350
Bank of New York Mellon Corporation	10,079	551,825
BGC Partners Incorporated Class A	8,448	96,814
BlackRock Incorporated	58	30,985
State Street Corporation	14,159	1,360,821

		2,239,795

Consumer Finance: 2.47%
American Express Company	3,964	389,661
Capital One Financial Corporation	12,111	1,138,434

		1,528,095

Diversified Financial Services: 3.00%
Berkshire Hathaway Incorporated Class B †	9,687	1,855,351

Insurance: 2.95%
CNO Financial Group Incorporated	53,502	1,071,110
The Progressive Corporation	12,160	755,014

		1,826,124

Thrifts & Mortgage Finance: 0.83%
Essent Group Limited †	14,877	510,281

Health Care: 14.74%

Biotechnology: 4.11%
AbbVie Incorporated	4,709	465,908
Biogen Incorporated †	4,065	1,194,947
Gilead Sciences Incorporated	5,910	398,334
Myriad Genetics Incorporated †	13,271	484,524

		2,543,713

Health Care Equipment & Supplies: 1.28%
Baxter International Incorporated	9,551	676,593
Boston Scientific Corporation †	3,776	114,753

		791,346

Health Care Providers & Services: 4.83%
Express Scripts Holding Company †	19,559	1,482,768
Humana Incorporated	4,087	1,189,235
Magellan Health Services Incorporated †	3,417	312,485

		2,984,488

Life Sciences Tools & Services: 0.41%
Agilent Technologies Incorporated	4,088	253,129

Pharmaceuticals: 4.11%
Johnson & Johnson	10,114	1,209,837
Merck & Company Incorporated	4,827	287,351
Mylan NV †	9,477	364,485
Prestige Brands Holdings Incorporated †	11,810	394,808
Zoetis Incorporated	3,432	287,258

		2,543,739

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Large Company Value Portfolio	5

Security name	Shares	Value

Industrials: 6.30%

Aerospace & Defense: 3.61%
Harris Corporation	17	$2,558
Raytheon Company	4,872	1,020,684
The Boeing Company	3,433	1,208,965

		2,232,207

Airlines: 0.31%
Delta Air Lines Incorporated	3,559	192,364

Building Products: 0.19%
Universal Forest Products Incorporated	3,208	117,990

Industrial Conglomerates: 1.66%
Honeywell International Incorporated	6,939	1,026,347

Machinery: 0.48%
Terex Corporation	7,473	295,781

Professional Services: 0.05%
Manpower Incorporated	367	33,030

Information Technology: 7.92%

Communications Equipment: 0.63%
Arista Networks Incorporated †	289	72,701
Cisco Systems Incorporated	7,426	317,164

		389,865

Internet Software & Services: 1.76%
Akamai Technologies Incorporated †	1,701	128,221
Cars.com Incorporated †	21,651	555,998
IAC Corporation †	2,608	404,605

		1,088,824

IT Services: 1.05%
PayPal Holdings Incorporated †	7,934	651,143

Semiconductors & Semiconductor Equipment: 1.43%
Intel Corporation	1,156	63,811
Micron Technology Incorporated †	14,182	816,741

		880,552

Software: 3.04%
Adobe Systems Incorporated †	2,739	682,778
Oracle Corporation	17,348	810,499
Synopsys Incorporated †	4,415	388,829

		1,882,106

Technology Hardware, Storage & Peripherals: 0.01%
Hewlett Packard Enterprise Company	404	6,157

The accompanying notes are an integral part of these financial statements.

6	Wells Fargo Large Company Value Portfolio	Portfolio of investments—May 31, 2018

Security name		Shares	Value

Materials: 1.69%

Metals & Mining: 1.69%
Freeport-McMoRan Incorporated		61,893	$1,045,992

Real Estate: 6.59%

Equity REITs: 4.05%
CoreCivic Incorporated		38,358	825,464
DiamondRock Hospitality		4,624	58,864
Park Hotels & Resorts Incorporated		34,159	1,100,603
Weyerhaeuser Company		13,891	518,551

			2,503,482

Real Estate Management & Development: 2.54%
CBRE Group Incorporated Class A †		26,900	1,242,511
Jones Lang LaSalle Incorporated		1,987	325,391

			1,567,902

Telecommunication Services: 3.60%

Diversified Telecommunication Services: 3.60%
AT&T Incorporated		16,573	535,639
Verizon Communications Incorporated		35,498	1,692,190

			2,227,829

Utilities: 6.88%

Electric Utilities: 4.87%
Avangrid Incorporated		12,804	679,764
NextEra Energy Incorporated		7,611	1,261,980
PG&E Corporation		24,754	1,072,591

			3,014,335

Independent Power & Renewable Electricity Producers: 0.52%
Vistra Energy Corporation †		13,009	319,111

Multi-Utilities: 1.49%
MDU Resources Group Incorporated		33,182	922,460

Total Common Stocks (Cost $55,819,828)			60,467,751

	Yield
Short-Term Investments: 1.87%

Investment Companies: 1.87%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.67%	1,158,700	1,158,700

Total Short-Term Investments (Cost $1,158,700)			1,158,700

Total investments in securities (Cost $56,978,528)	99.66%	61,626,451
Other assets and liabilities, net	0.34	209,687

Total net assets	100.00%	$61,836,138

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Large Company Value Portfolio	7

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	9	6/15/2018	$1,219,348	$1,217,475	$0	$(1,873)

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	1,468,513	22,318,212	22,628,025	1,158,700	$0	$0	$12,726	$1,158,700	1.87%

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Large Company Value Portfolio	Statements of assets and liabilities—May 31, 2018

Assets
Investments in unaffiliated securities, at value (cost $55,819,828)	$60,467,751
Investments in affiliated securities, at value (cost $1,158,700)	1,158,700
Segregated cash for futures contracts	150,000
Receivable for dividends	129,754

Total assets	61,906,205

Liabilities
Professional fees payable	41,375
Advisory fee payable	12,992
Payable for daily variation margin on open futures contracts	8,595
Shareholder report expenses payable	5,662
Accrued expenses and other liabilities	1,443

Total liabilities	70,067

Total net assets	$61,836,138

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2018	Wells Fargo Large Company Value Portfolio	9

Investment income
Dividends	$1,325,193
Income from affiliated securities	12,726

Total investment income	1,337,919

Expenses
Advisory fee	235,879
Custody and accounting fees	10,143
Professional fees	48,870
Shareholder report expenses	1,631
Trustees’ fees and expenses	21,426
Other fees and expenses	12,432

Total expenses	330,381
Less: Fee waivers and/or expense reimbursements	(45,799)

Net expenses	284,582

Net investment income	1,053,337

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	4,426,225
Futures contracts	122,788

Net realized gains on investments	4,549,013

Net change in unrealized gains (losses) on:
Unaffiliated securities	813,595
Futures contracts	(1,873)

Net change in unrealized gains (losses) on investments	811,722

Net realized and unrealized gains (losses) on investments	5,360,735

Net increase in net assets resulting from operations	$6,414,072

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Large Company Value Portfolio	Statement of changes in net assets

	Year ended May 31, 2018	Year ended May 31, 2017

Operations
Net investment income	$1,053,337	$1,094,138
Net realized gains on investments	4,549,013	16,081,914
Net change in unrealized gains (losses) on investments	811,722	(7,786,892)

Net increase in net assets resulting from operations	6,414,072	9,389,160

Capital transactions
Transactions in investors’ beneficial interests
Contributions	965,354	911,057
Withdrawals	(16,762,097)	(18,196,238)

Net decrease in net assets resulting from capital transactions	(15,796,743)	(17,285,181)

Total decrease in net assets	(9,382,671)	(7,896,021)

Net assets
Beginning of period	71,218,809	79,114,830

End of period	$61,836,138	$71,218,809

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Large Company Value Portfolio	11

	Year ended May 31
	2018	2017	2016	2015	2014
Total return	9.80%	13.22%	(3.92)%	7.90%	20.26%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.68%	0.76%	0.74%	0.73%
Net expenses	0.42%	0.66%	0.74%	0.74%	0.73%
Net investment income	1.56%	1.45%	1.54%	1.09%	0.99%
Supplemental data
Portfolio turnover rate	244%	203%	50%	72%	62%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Large Company Value Portfolio	Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Company Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2018, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Portfolio may buy and sell futures contracts in order

Notes to financial statements	Wells Fargo Large Company Value Portfolio	13

to gain exposure to, or protect against, changes in security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Federal and other taxes

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

14	Wells Fargo Large Company Value Portfolio	Notes to financial statements

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $57,406,965 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$5,799,810
Gross unrealized losses	(1,582,197)
Net unrealized gains	$4,217,613

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$3,254,929	$0	$0	$3,254,929
Consumer staples	4,522,464	0	0	4,522,464
Energy	7,676,047	0	0	7,676,047
Financials	15,500,419	0	0	15,500,419
Health care	9,116,415	0	0	9,116,415
Industrials	3,897,719	0	0	3,897,719
Information technology	4,898,647	0	0	4,898,647
Materials	1,045,992	0	0	1,045,992
Real estate	4,071,384	0	0	4,071,384
Telecommunication Services	2,227,829	0	0	2,227,829
Utilities	4,255,906	0	0	4,255,906

Short-term investments
Investment companies	1,158,700	0	0	1,158,700
Total assets	$61,626,451	$0	$0	$61,626,451
Liabilities
Futures contracts	$1,873	$0	$0	$1,873
Total liabilities	$1,873	$0	$0	$1,873

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of investments. For futures contracts the current day’s variation margin is reported on the Statement of assets and liabilities. All other assets and liabilities are reported at their market value at measurement date.

Notes to financial statements	Wells Fargo Large Company Value Portfolio	15

The Portfolio recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2018, the Portfolio did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.30% as the average daily net assets of the Portfolio increase. For the year ended May 31, 2018, the advisory fee was equivalent to an annual rate of 0.35% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Analytic Investors, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2018, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $1,006,631 in long futures contracts during the year ended May 31, 2018.

The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Portfolio has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolio to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts, including any collateral exposure, is as follows:

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Morgan Stanley	$1,873*	$0	$(1,873)	$0

*

Amount represents cumulative unrealized gains (losses) on futures contracts as reported in the table following the Portfolio of investments. Only the current day’s variation margin as of May 31, 2018 is reported separately on the Statement of Assets and Liabilities.

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

16	Wells Fargo Large Company Value Portfolio	Notes to financial statements

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2018 were $160,782,336 and $175,087,530, respectively.

7. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A portfolio that invest a substantial portion of their assets in a sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Large Company Value Portfolio	17

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Large Company Value Portfolio (the “Portfolio”), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

18	Wells Fargo Large Company Value Portfolio	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Large Company Value Portfolio	19

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

20	Wells Fargo Large Company Value Portfolio	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Large Company Value Portfolio	21

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[2] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

22	Wells Fargo Large Company Value Portfolio	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Large Company Value Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory or sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo Large Company Value Portfolio (the “Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Analytic Investors, LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory and administrative services provided to the Portfolio, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Large Company Value Portfolio	23

Investment performance and expenses

The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio (Master Class) was in range of the average investment performance of the Universe for the five-year period under review, but lower than the average investment performance of the Universe for the one-, three-, and ten-year periods under review. The Board also noted that the investment performance of the Portfolio was higher than its benchmark index, the Russell 1000® Value Index, for the one-year period under review, but lower than its benchmark index for the three-, five- and ten-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Portfolio relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Portfolio’s investment performance. The Board noted that the Sub-Adviser began serving as sub-adviser to the Portfolio as of February 1, 2017, and that investment performance information for the Portfolio for periods prior to February 1, 2017 does not reflect the investment performance of the Sub-Adviser or changes to its investment strategy that became effective on February 1, 2017.

The Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding class-specific expense groups that was determined by Broadridge to be similar to the Portfolio (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group. The Board also received an explanation of how funds comprising expense Group and its expense ratios may vary from year-to-year.

The Board took into account the Portfolio’s performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Portfolio to Funds Management for investment advisory services under the Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was lower than the median rate for the Portfolio’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the current affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Portfolio and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio was subsumed in the WFAM and Wells Fargo profitability analysis.

24	Wells Fargo Large Company Value Portfolio	Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Portfolio shareholders, are means of sharing potential economies of scale with shareholders of the Portfolio.

The Board concluded that the Portfolio’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

Annual Report

May 31, 2018

Wells Fargo
Managed Fixed Income Portfolio

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Managed Fixed Income Portfolio	Fund information (unaudited)

Investment objective

The Portfolio seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Galliard Capital Management, Inc.

Portfolio managers

Andrea Johnson, CFA®

Erol Sonderegger, CFA®

Ten largest holdings (%) as of May 31, 2018[1]
U.S. Treasury Bond, 5.00%, 5-15-2037	2.05
FNMA Series 2002-W4 Class A4, 6.25%, 5-25-2042	1.51
U.S. Treasury Bond, 2.88%, 11-15-2046	1.30
FNMA, 3.50%, 9-1-2032	1.18
FHLMC, 3.50%, 4-1-2043	1.14
Hudson County NJ Improvement Authority Hudson County Lease Project, 7.40%, 12-1-2025	0.99
FNMA Series 2004-W11 Class 1A3, 7.00%, 5-25-2044	0.93
FHLMC Structured Pass-Through Securities Series T-58 Class 4A, 7.50%, 9-25-2043	0.89
FNMA, 2.51%, 9-1-2024	0.85
FHLMC, 3.00%, 7-1-2046	0.84

Portfolio allocation as of May 31, 2018[2]

[1]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[2]	Amounts are calculated based on the total long-term investments of the Portfolio. These amounts are subject to change and may have changed since the date specified.

Portfolio of investments—May 31, 2018	Wells Fargo Managed Fixed Income Portfolio	3

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 30.06%
FHLMC	3.00%	7-1-2046	$660,946	$642,714
FHLMC	3.00	7-1-2046	918,452	892,565
FHLMC	3.50	9-1-2032	671,976	679,670
FHLMC	3.50	4-1-2043	1,206,653	1,211,976
FHLMC	3.50	5-1-2044	556,901	559,356
FHLMC	3.50	6-1-2046	486,349	486,185
FHLMC	3.50	4-1-2047	487,947	488,268
FHLMC	4.00	4-1-2044	722,899	745,871
FHLMC	4.00	8-1-2044	482,096	496,253
FHLMC Structured Pass-Through Securities Series T-20 Class A6	6.77	9-25-2029	33,379	34,148
FHLMC Structured Pass-Through Securities Series T-58 Class 4A	7.50	9-25-2043	827,735	947,451
FNMA	2.50	8-1-2031	436,468	425,394
FNMA	2.51	9-1-2024	944,400	909,873
FNMA	2.69	5-1-2023	408,389	399,674
FNMA	2.73	1-1-2023	555,339	547,153
FNMA	2.73	9-1-2023	572,558	562,824
FNMA	2.85	12-1-2023	590,000	579,489
FNMA	3.00	12-1-2032	49,469	49,233
FNMA	3.00	7-1-2046	528,044	513,717
FNMA	3.05	11-1-2022	303,061	303,165
FNMA	3.07	2-1-2026	360,000	355,938
FNMA	3.08	1-1-2026	480,000	474,940
FNMA	3.35	1-1-2028	280,000	279,617
FNMA	3.50	9-1-2032	1,241,094	1,256,485
FNMA	3.50	10-1-2032	746,637	755,945
FNMA	3.50	11-1-2042	280,142	281,040
FNMA	3.50	11-1-2042	367,625	368,954
FNMA	3.50	2-1-2043	196,416	197,162
FNMA	3.50	4-1-2046	245,067	244,998
FNMA	4.00	11-1-2040	367,758	377,178
FNMA	4.00	1-1-2041	420,622	431,408
FNMA	4.00	4-1-2041	484,294	496,715
FNMA	4.00	8-1-2046	524,623	542,185
FNMA	4.00	7-1-2056	617,411	634,051
FNMA	4.50	6-1-2056	534,237	560,943
FNMA	4.50	6-1-2056	802,878	841,937
FNMA	4.50	6-1-2056	561,145	593,191
FNMA	5.00	9-1-2033	156,668	167,929
FNMA	5.50	2-1-2036	128,027	134,224
FNMA Series 2002-90 Class A2	6.50	11-25-2042	340,565	378,597
FNMA Series 2002-T4 Class A2	7.00	12-25-2041	152,575	170,427
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	1,469,942	1,615,187
FNMA Series 2003-86 Class PT	4.50	9-25-2018	6,948	6,947
FNMA Series 2003-W4 Class 3A ±±	7.00	10-25-2042	229,919	248,608
FNMA Series 2004-T2 Class 1A1	6.00	11-25-2043	555,452	606,750
FNMA Series 2004-T3 Class A1	6.00	2-25-2044	808,713	890,662
FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	140,711	159,009
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	853,627	988,434
FNMA Series 2004-W8 Class 3A	7.50	6-25-2044	253,122	287,426
GNMA	6.50	10-15-2023	11,855	13,226

The accompanying notes are an integral part of these financial statements.

4	Wells Fargo Managed Fixed Income Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA	6.50%	11-15-2023	$10,096	$11,263
GNMA	6.50	12-15-2023	11,040	12,316
GNMA	6.50	1-15-2024	25,246	28,166
GNMA	7.00	8-15-2027	61,392	68,091
SBA Series 2006-20B Class 1	5.35	2-1-2026	272,828	283,499
SBA Series 2006-20H Class 1	5.70	8-1-2026	135,909	141,835
SBA Series 2007-20J Class 1	5.57	10-1-2027	355,923	371,953
SBA Series 2013-20A Class 1	2.13	1-1-2033	346,033	336,288
SBA Series 2013-20J Class 1	3.37	10-1-2033	388,075	392,224
SBA Series 2014-10A Class 1	3.19	3-10-2024	421,118	423,824
SBA Series 2014-10B Class 1	3.02	9-10-2024	869,151	868,461
SBA Series 2014-20A Class 1	3.46	1-1-2034	340,869	345,608
SBA Series 2015-10B Class 1	2.83	9-10-2025	497,249	491,443
SBA Series 2015-20C Class 1	2.72	3-1-2035	458,975	453,298
SBA Series 2015-20E Class 1	2.77	5-1-2035	690,171	680,608
SBA Series 2015-20F Class 1	2.98	6-1-2035	500,486	495,148
SBA Series 2017-10A Class 1	2.85	3-10-2027	556,735	548,713
SBA Series 2017-20F Class1	2.81	6-1-2037	294,065	285,045

Total Agency Securities (Cost $32,336,093)				32,072,875

Asset-Backed Securities: 3.35%
Barclays Dryrock Issuance Trust Series 2014-3 Class A	2.41	7-15-2022	570,000	567,414
Ford Credit Auto Owner Trust Series 2015-2 Class A 144A	2.44	1-15-2027	600,000	594,094
Ford Credit Auto Owner Trust Series 2016-1 Class A 144A	2.31	8-15-2027	600,000	590,884
Mississippi Higher Education Assistance Corporation Series 2014-1 Class A1 (1 Month LIBOR +0.68%) ±	2.64	10-25-2035	450,880	451,289
MMAF Equipment Finance LLC Series 2015-AA Class A4 144A	1.93	7-16-2021	208,412	207,416
MMAF Equipment Finance LLC Series 2017-AA Class A5 144A	2.68	7-16-2027	695,000	672,643
South Carolina Student Loan Corporation Series 2014-1 Class B (1 Month LIBOR +1.50%) ±	3.41	8-1-2035	500,000	495,080

Total Asset-Backed Securities (Cost $3,603,049)				3,578,820

Corporate Bonds and Notes: 37.81%

Consumer Discretionary: 5.05%

Auto Components: 0.37%
Allison Transmission Incorporated 144A	5.00	10-1-2024	400,000	397,000

Automobiles: 0.39%
General Motors Company	4.88	10-2-2023	400,000	414,756

Diversified Consumer Services: 2.42%
Duke University	3.20	10-1-2038	175,000	162,318
Massachusetts Institute of Technology	3.96	7-1-2038	200,000	210,788
Massachusetts Institute of Technology	7.25	11-2-2096	500,000	810,469
Northwestern University	3.69	12-1-2038	500,000	504,914
President and Fellows of Harvard College	3.62	10-1-2037	275,000	273,096
Service Corporation International	5.38	1-15-2022	260,000	263,250

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Managed Fixed Income Portfolio	5

Security name	Interest rate	Maturity date	Principal	Value

Diversified Consumer Services (continued)
Service Corporation International	7.50%	4-1-2027	$100,000	$112,000
University of Southern California	3.03	10-1-2039	275,000	247,761

				2,584,596

Hotels, Restaurants & Leisure: 0.17%
Cedar Fair LP 144A	5.38	4-15-2027	50,000	49,625
McDonalds Corporation	3.35	4-1-2023	130,000	130,419

				180,044

Internet & Direct Marketing Retail: 0.04%
Amazon.com Incorporated 144A	2.80	8-22-2024	47,000	45,492

Media: 1.06%
Charter Communications Operating LLC	4.91	7-23-2025	325,000	330,480
Comcast Corporation	3.00	2-1-2024	170,000	163,837
Comcast Corporation	3.55	5-1-2028	100,000	95,649
Lamar Media Corporation	5.75	2-1-2026	150,000	151,875
Time Warner Incorporated	3.40	6-15-2022	140,000	139,323
Time Warner Incorporated	3.60	7-15-2025	260,000	250,735

				1,131,899

Textiles, Apparel & Luxury Goods: 0.60%
HanesBrands Incorporated 144A	4.63	5-15-2024	200,000	195,250
The William Carter Company	5.25	8-15-2021	250,000	253,750
Wolverine World Wide Incorporated 144A	5.00	9-1-2026	200,000	189,500

				638,500

Consumer Staples: 1.71%

Beverages: 0.31%
Anheuser-Busch InBev Finance Incorporated	3.65	2-1-2026	140,000	137,472
Anheuser-Busch InBev Worldwide Incorporated	4.00	4-13-2028	140,000	139,484
Brown Forman Corporation	3.50	4-15-2025	50,000	49,778

				326,734

Food Products: 1.40%
Cargill Incorporated 144A	3.25	3-1-2023	130,000	129,528
General Mills Incorporated	2.60	10-12-2022	120,000	115,257
General Mills Incorporated	4.20	4-17-2028	100,000	98,701
Ingredion Incorporated	3.20	10-1-2026	150,000	140,941
Kellogg Company	4.30	5-15-2028	90,000	90,196
Kraft Foods Group Incorporated	3.50	6-6-2022	300,000	299,216
McCormick & Company Incorporated	3.40	8-15-2027	220,000	208,765
Mondelez International Incorporated	3.63	5-7-2023	120,000	120,270
Unilever Capital Corporation	2.60	5-5-2024	310,000	296,243

				1,499,117

Energy: 5.19%

Energy Equipment & Services: 0.15%
Halliburton Company	3.80	11-15-2025	160,000	159,489

The accompanying notes are an integral part of these financial statements.

6	Wells Fargo Managed Fixed Income Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels: 5.04%
Anadarko Petroleum Corporation	5.55%	3-15-2026	$150,000	$162,266
Antero Resources Corporation «	5.00	3-1-2025	250,000	248,360
Cimarex Energy Company	3.90	5-15-2027	90,000	87,955
Columbia Pipeline Group Company	2.45	6-1-2018	210,000	210,000
Concho Resources Incorporated	3.75	10-1-2027	325,000	314,096
ConocoPhillips Company	3.35	11-15-2024	370,000	369,312
Continental Resources Incorporated	5.00	9-15-2022	240,000	243,640
Enable Midstream Partners	4.95	5-15-2028	200,000	199,995
Energen Corporation	4.63	9-1-2021	250,000	249,375
EQT Corporation	8.13	6-1-2019	400,000	419,288
Florida Gas Transmission Company 144A	4.35	7-15-2025	230,000	234,864
Gulfstream Natural Gas System LLC 144A	6.19	11-1-2025	210,000	234,524
Magellan Midstream Partners LP	5.00	3-1-2026	170,000	181,660
Marathon Oil Corporation	3.85	6-1-2025	410,000	404,021
MPLX LP	4.13	3-1-2027	250,000	243,750
Newfield Exploration Company	5.38	1-1-2026	75,000	77,156
Newfield Exploration Company	5.63	7-1-2024	249,000	263,006
Pioneer Natural Resource Company	4.45	1-15-2026	190,000	195,901
Plains All American Pipeline LP	4.65	10-15-2025	400,000	400,477
Range Resources Corporation	5.00	3-15-2023	250,000	242,500
Southwestern Energy Company	4.95	1-23-2025	225,000	221,625
Whiting Petroleum Corporation «	6.25	4-1-2023	175,000	178,500

				5,382,271

Financials: 6.76%

Banks: 3.30%
Bank of America Corporation	3.95	4-21-2025	120,000	117,855
Bank of America Corporation	4.00	4-1-2024	700,000	709,336
BB&T Corporation	2.85	10-26-2024	180,000	172,386
BB&T Corporation %%	3.70	6-5-2025	160,000	159,677
Citigroup Incorporated	2.75	4-25-2022	210,000	203,961
Citigroup Incorporated	3.30	4-27-2025	130,000	124,645
Citigroup Incorporated	3.40	5-1-2026	250,000	237,745
Citigroup Incorporated (3 Month LIBOR +1.02%) ±	4.04	6-1-2024	50,000	50,404
Citigroup Incorporated	4.40	6-10-2025	65,000	65,087
JPMorgan Chase & Company (3 Month LIBOR +0.94%) ±	2.78	4-25-2023	240,000	233,234
JPMorgan Chase & Company	2.97	1-15-2023	150,000	146,360
JPMorgan Chase & Company (3 Month LIBOR +1.34%) ±	3.78	2-1-2028	175,000	170,991
Manufacturers & Traders Trust Company	3.40	8-17-2027	250,000	241,833
National Capital Commerce Incorporated (3 Month LIBOR +0.98%) ±	3.29	4-1-2027	400,000	378,000
NTC Capital Trust Series A (3 Month LIBOR +0.52%) ±	2.87	1-15-2027	450,000	428,063
Suntrust Banks Incorporated	4.00	5-1-2025	80,000	80,648

				3,520,225

Capital Markets: 1.44%
Bank of New York Mellon Corporation	3.25	9-11-2024	250,000	245,299
Charles Schwab Corporation	3.85	5-21-2025	230,000	233,244
Goldman Sachs Capital II (3 Month LIBOR +0.77%) ±	4.00	12-29-2049	6,000	5,115
Goldman Sachs Group Incorporated	3.50	1-23-2025	265,000	256,332

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Managed Fixed Income Portfolio	7

Security name	Interest rate	Maturity date	Principal	Value

Capital Markets (continued)
Goldman Sachs Group Incorporated	3.85%	1-26-2027	$190,000	$183,983
Goldman Sachs Group Incorporated	4.25	10-21-2025	120,000	118,853
Goldman Sachs Group Incorporated	5.75	1-24-2022	200,000	215,201
Morgan Stanley	3.70	10-23-2024	100,000	99,236
Morgan Stanley	3.95	4-23-2027	180,000	173,350

				1,530,613

Consumer Finance: 0.49%
American Express Company	3.40	2-27-2023	80,000	79,511
Capital One Financial Corporation	3.20	1-30-2023	160,000	155,856
Daimler Finance North America LLC 144A	3.35	2-22-2023	295,000	291,437

				526,804

Diversified Financial Services: 0.19%
Berkshire Hathaway Incorporated	2.75	3-15-2023	210,000	206,263

Insurance: 1.34%
Minnesota Life Insurance Company 144A	8.25	9-15-2025	650,000	764,765
NLV Financial Corporation 144A	7.50	8-15-2033	565,000	660,186

				1,424,951

Health Care: 4.78%

Health Care Equipment & Supplies: 0.31%
Becton Dickinson & Company	3.73	12-15-2024	134,000	131,366
Teleflex Incorporated	4.88	6-1-2026	200,000	195,500

				326,866

Health Care Providers & Services: 3.24%
Ascension Health	3.95	11-15-2046	225,000	224,102
Cleveland Clinic Foundation	4.86	1-1-2114	120,000	128,579
CVS Health Corporation	3.50	7-20-2022	120,000	119,482
CVS Health Corporation	4.30	3-25-2028	200,000	198,488
CVS Health Corporation	5.05	3-25-2048	130,000	132,632
Duke University Health System Incorporated	3.92	6-1-2047	165,000	161,974
Howard Hughes Medical Institute	3.50	9-1-2023	107,000	108,851
Indiana University Health Incorporated	3.97	11-1-2048	180,000	179,522
Mayo Clinic	4.13	11-15-2052	165,000	169,806
Mednax Incorporated 144A	5.25	12-1-2023	475,000	467,875
Memorial Sloan Kettering Cancer Center	4.20	7-1-2055	150,000	155,011
Providence St. Joseph Health Obligated Group	3.93	10-1-2048	135,000	130,861
Southern Baptist Hospital	4.86	7-15-2045	175,000	194,842
Stanford Health Care	3.80	11-15-2048	275,000	265,469
Texas Health Resources	4.33	11-15-2055	375,000	383,946
The New York-Presbyterian Hospital	3.56	8-1-2036	275,000	260,729
The New York-Presbyterian Hospital	4.06	8-1-2056	180,000	175,360

				3,457,529

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Managed Fixed Income Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Health Care Technology: 0.34%
Quintiles IMS Holdings Incorporated 144A	5.00%	10-15-2026	$375,000	$358,125

Life Sciences Tools & Services: 0.14%
Thermo Fisher Scientific Incorporated	3.30	2-15-2022	150,000	149,614

Pharmaceuticals: 0.75%
Bayer US Finance LLC 144A	3.38	10-8-2024	240,000	233,942
EMD Finance LLC 144A	2.95	3-19-2022	250,000	245,796
GlaxoSmithKline Capital Incorporated	3.88	5-15-2028	320,000	324,345

				804,083

Industrials: 3.17%

Aerospace & Defense: 0.36%
General Dynamics Corporation	3.75	5-15-2028	170,000	171,082
Hexcel Corporation	3.95	2-15-2027	190,000	185,761
Northrop Grumman Corporation	3.25	1-15-2028	30,000	28,322

				385,165

Commercial Services & Supplies: 0.26%
Clean Harbors Incorporated	5.25	8-1-2020	278,000	278,867

Construction & Engineering: 0.10%
Valmont Industries Incorporated	5.00	10-1-2044	110,000	106,564

Electrical Equipment: 0.22%
Eaton Corporation	3.10	9-15-2027	250,000	234,053

Industrial Conglomerates: 0.13%
General Electric Capital Corporation	4.65	10-17-2021	130,000	135,606

Machinery: 1.81%
Actuant Corporation	5.63	6-15-2022	450,000	453,375
Briggs & Stratton Corporation	6.88	12-15-2020	350,000	372,750
Fortive Corporation	2.35	6-15-2021	215,000	209,113
Oshkosh Corporation	4.60	5-15-2028	210,000	209,738
Oshkosh Corporation	5.38	3-1-2022	375,000	385,080
Vessel Management Services Incorporated	3.43	8-15-2036	314,000	304,265

				1,934,321

Professional Services: 0.29%
Equifax Incorporated	3.95	6-15-2023	200,000	199,766
Relx Capital Incorporated	3.50	3-16-2023	110,000	109,377

				309,143

Information Technology: 1.69%

Electronic Equipment, Instruments & Components: 0.33%
Jabil Incorporated	3.95	1-12-2028	375,000	357,690

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Managed Fixed Income Portfolio	9

Security name	Interest rate	Maturity date	Principal	Value

Internet Software & Services: 0.23%
Verisign Incorporated	4.75%	7-15-2027	$250,000	$241,875

IT Services: 0.10%
Fiserv Incorporated	4.75	6-15-2021	100,000	104,357

Semiconductors & Semiconductor Equipment: 0.16%
Maxim Integrated Product	3.45	6-15-2027	50,000	47,706
Microchip Technology Incorporated 144A	4.33	6-1-2023	120,000	120,506

				168,212

Software: 0.51%
Activision Blizzard Incorporated	2.60	6-15-2022	50,000	48,327
Fair Isaac Corporation 144A	5.25	5-15-2026	345,000	348,450
Oracle Corporation	2.95	11-15-2024	80,000	77,619
Oracle Corporation	3.40	7-8-2024	70,000	69,857

				544,253

Technology Hardware, Storage & Peripherals: 0.36%
Hewlett Packard Enterprise Company	4.90	10-15-2025	375,000	385,396

Materials: 3.18%

Chemicals: 1.73%
Axalta Coating Systems Limited 144A	4.88	8-15-2024	175,000	172,813
Ecolab Incorporated	3.25	12-1-2027	110,000	105,892
Ingevity Corporation 144A	4.50	2-1-2026	375,000	354,375
Mosaic Company	4.05	11-15-2027	250,000	237,696
Scotts Miracle-Gro Company	6.00	10-15-2023	390,000	404,138
The Sherwin-Williams Company	3.30	2-1-2025	100,000	96,213
The Sherwin-Williams Company	3.45	6-1-2027	160,000	152,024
Valvoline Incorporated	5.50	7-15-2024	185,000	186,388
W.R. Grace & Company 144A	5.63	10-1-2024	130,000	134,550

				1,844,089

Construction Materials: 0.18%
CRH America Finance Incorporated 144A	3.40	5-9-2027	200,000	189,131

Containers & Packaging: 0.95%
Ball Corporation	4.88	3-15-2026	165,000	163,350
International Paper Company	3.00	2-15-2027	210,000	190,794
Sealed Air Corporation 144A	5.50	9-15-2025	200,000	206,500
Silgan Holdings Incorporated	4.75	3-15-2025	305,000	288,988
Westrock Company 144A	3.00	9-15-2024	180,000	171,120

				1,020,752

Paper & Forest Products: 0.32%
Georgia Pacific LLC 144A	3.73	7-15-2023	340,000	342,991

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Managed Fixed Income Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Real Estate: 3.13%

Equity REITs: 3.13%
Alexandria Real Estate Equities Incorporated	3.95%	1-15-2027	$240,000	$233,942
AvalonBay Communities Incorporated	2.95	9-15-2022	190,000	186,007
Boston Properties LP	3.20	1-15-2025	250,000	238,495
Duke Realty LP	3.25	6-30-2026	130,000	122,111
Duke Realty LP	3.88	10-15-2022	150,000	151,984
Host Hotels & Resorts Incorporated	3.88	4-1-2024	265,000	260,487
Kimco Realty Corporation	3.30	2-1-2025	100,000	95,287
Liberty Property LP	3.75	4-1-2025	100,000	98,070
Mid America Apartment Communities	4.20	6-15-2028	160,000	160,206
Potlatch Corporation	7.50	11-1-2019	310,000	325,500
ProLogis LP	3.75	11-1-2025	35,000	34,928
Realty Income Corporation	4.65	8-1-2023	370,000	384,824
Simon Property Group LP	3.38	10-1-2024	300,000	293,376
UDR Incorporated	4.63	1-10-2022	260,000	268,278
Ventas Realty LP	3.50	2-1-2025	150,000	144,288
Ventas Realty LP	3.85	4-1-2027	220,000	211,659
Vornado Realty Trust	3.50	1-15-2025	130,000	125,219

				3,334,661

Telecommunication Services: 0.80%

Diversified Telecommunication Services: 0.80%
AT&T Incorporated	4.75	5-15-2046	280,000	257,687
AT&T Incorporated	5.25	3-1-2037	60,000	60,965
Verizon Communications Incorporated	4.50	8-10-2033	40,000	39,200
Verizon Communications Incorporated	4.81	3-15-2039	391,000	381,342
Verizon Communications Incorporated	5.25	3-16-2037	110,000	114,208

				853,402

Utilities: 2.35%

Electric Utilities: 1.70%
AEP Texas Incorporated	2.40	10-1-2022	90,000	86,644
Entergy Arkansas Incorporated	3.05	6-1-2023	215,000	212,087
Entergy Arkansas Incorporated	4.00	6-1-2028	80,000	80,899
ITC Holdings Corporation	3.65	6-15-2024	120,000	118,910
Monongahela Power Company 144A	4.10	4-15-2024	380,000	390,894
Northern States Power Company of Wisconsin	3.30	6-15-2024	370,000	367,138
PacifiCorp	3.35	7-1-2025	130,000	129,040
Southern California Edison Company	6.00	1-15-2034	188,000	227,797
Trans-Allegheny Interstate Line Company 144A	3.85	6-1-2025	200,000	200,034

				1,813,443

Gas Utilities: 0.56%
AmeriGas Partners LP	5.50	5-20-2025	250,000	242,663
Boardwalk Pipelines Company	5.95	6-1-2026	325,000	352,867

				595,530

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Managed Fixed Income Portfolio	11

Security name	Interest rate	Maturity date	Principal	Value

Multi-Utilities: 0.09%
Ameren Illinois Company	3.80%	5-15-2028	$100,000	$101,216

Total Corporate Bonds and Notes (Cost $40,305,512)				40,345,688

Municipal Obligations: 8.24%

California: 0.46%

GO Revenue: 0.26%
Alameda County CA	3.70	8-1-2031	275,000	275,382

Tax Revenue: 0.20%
San Jose CA RDA Senior Taxable Refunding Bonds Series A-T	3.38	8-1-2034	220,000	212,344

				487,726

Georgia: 0.54%

GO Revenue: 0.54%
Cherokee County GA School System Build America Bonds	5.87	8-1-2028	500,000	576,060

Idaho: 0.15%

Miscellaneous Revenue: 0.15%
Idaho Building Authority State Office Campus Project Series B	3.28	9-1-2028	170,000	164,898

Illinois: 0.14%

GO Revenue: 0.14%
Lake County IL Community Consolidated School District Series A	3.40	11-1-2027	150,000	149,916

Indiana: 0.20%

Miscellaneous Revenue: 0.20%
Indiana Finance Authority Taxable Facilities Series A	2.37	7-1-2024	225,000	213,872

Massachusetts: 0.67%

GO Revenue: 0.39%
Boston MA Series C Qualified School Construction Bonds	4.40	4-1-2026	400,000	414,572

Tax Revenue: 0.28%
Massachusetts State Build America Bonds Consolidated Loan Series E	5.46	12-1-2039	250,000	301,508

				716,080

Missouri: 0.34%

Education Revenue: 0.34%
Missouri HEFA Washington University Series A	3.65	8-15-2057	130,000	123,080
Missouri Higher Education Loan Authority Notes Class A-1 (3 Month LIBOR +0.85%) ±	3.18	8-27-2029	236,628	237,489

				360,569

New Jersey: 0.99%

Miscellaneous Revenue: 0.99%
Hudson County NJ Improvement Authority Hudson County Lease Project (AGM Insured)	7.40	12-1-2025	945,000	1,056,623

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Managed Fixed Income Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

New York: 0.57%

Tax Revenue: 0.57%
New York City Transitional Finance Authority Series A2	2.00%	5-1-2024	$250,000	$232,928
New York City Transitional Finance Authority Series F2	2.75	5-1-2024	170,000	165,189
New York Urban Development Corporation Series B	2.86	3-15-2024	105,000	103,437
New York Urban Development Corporation Series D-1	2.88	3-15-2024	105,000	103,547

				605,101

North Carolina: 1.25%

Education Revenue: 1.25%
Duke University Series A	5.85	4-1-2037	130,000	166,102
North Carolina Education Assistance Authority Student Loan Series A-3 (3 Month LIBOR +0.90%)	3.26	10-25-2041	631,428	636,744
University of North Carolina Chapel Hill	3.85	12-1-2034	375,000	383,453
University of North Carolina Chapel Hill Refunding Bonds Series C	3.33	12-1-2036	150,000	145,362

				1,331,661

Ohio: 0.37%

GO Revenue: 0.37%
Cuyahoga County OH Build America Bonds Series B	6.03	12-1-2034	325,000	396,971

Texas: 1.03%

Education Revenue: 0.13%
University of Texas Build America Bonds Series C	4.79	8-15-2046	120,000	135,607

GO Revenue: 0.10%
Houston TX Pension Obligation Bonds Series 2017	3.73	3-1-2030	110,000	110,270

Miscellaneous Revenue: 0.53%
Texas State	3.45	10-1-2028	285,000	289,024
Texas Transportation Commission Highway Improvement Taxable Series A	4.63	4-1-2033	250,000	273,855

				562,879

Tax Revenue: 0.27%
Texas Transportation Commission Series B	5.18	4-1-2030	250,000	287,238

				1,095,994

Vermont: 0.03%

Housing Revenue: 0.03%
Vermont Housing Finance Agency	3.80	11-1-2037	30,000	29,831

Virginia: 0.23%

Education Revenue: 0.06%
University of Virginia Revenue Bond Series C	4.18	9-1-2117	70,000	69,348

Housing Revenue: 0.17%
Virginia Housing Development Authority	3.10	6-25-2041	185,582	180,846

				250,194

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Managed Fixed Income Portfolio	13

Security name	Interest rate	Maturity date	Principal	Value

Washington: 0.81%

GO Revenue: 0.62%
King County WA Economic Development Taxable Bond Series C	5.03%	12-1-2023	$230,000	$252,305
King County WA School District #210 (AGM Insured)	4.90	12-1-2022	400,000	410,844

				663,149

Tax Revenue: 0.19%
Washington Build America Bonds	5.09	8-1-2033	175,000	200,261

				863,410

West Virginia: 0.46%

Tax Revenue: 0.46%
Ohio County WV Special District Excise Tax Series A	8.25	3-1-2035	450,000	491,180

Total Municipal Obligations (Cost $8,590,245)				8,790,086

Non-Agency Mortgage-Backed Securities: 9.47%
Commercial Mortgage Pass-Through Certificate Series 2010-C1 Class A3 144A	4.21	7-10-2046	648,026	660,392
Commercial Mortgage Pass-Through Certificate Series 2012-CR2 Class A4	3.15	8-15-2045	550,000	547,708
Commercial Mortgage Pass-Through Certificate Series 2012-CR3 Class A3	2.82	10-15-2045	614,177	603,728
Commercial Mortgage Pass-Through Certificate Series 2012-UBS5 Class A3	3.55	9-10-2047	630,000	637,030
Commercial Mortgage Pass-Through Certificate Series 2013-CR12 Class ASB	3.62	10-10-2046	550,000	557,299
Commercial Mortgage Pass-Through Certificate Series 2013-CR13 Class A4 ±±	4.19	11-10-2046	600,000	623,576
Commercial Mortgage Pass-Through Certificate Series 2013-CR7 Class A4	3.21	3-10-2046	630,000	626,454
GS Mortgage Securities Trust Series 2011-GC3 Class A4 144A	4.75	3-10-2044	427,855	443,333
GS Mortgage Securities Trust Series 2011-GC5 Class A4	3.71	8-10-2044	545,000	553,056
GS Mortgage Securities Trust Series 2012-GCJ7 Class A4	3.38	5-10-2045	531,233	535,764
GS Mortgage Securities Trust Series 2013-GC14 Class A5	4.24	8-10-2046	615,000	640,682
GS Mortgage Securities Trust Series 2013-GC16 Class A4	4.27	11-10-2046	350,000	365,477
JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C2 Class A3 144A	4.07	11-15-2043	384,201	391,737
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15 Class ASB	3.65	4-15-2047	550,000	557,741
Morgan Stanley Capital I Trust Series 2011-C2 Class A4 144A	4.66	6-15-2044	500,000	519,778
Morgan Stanley Capital I Trust Series 2011-C3 Class A4	4.12	7-15-2049	530,000	544,267
Towd Point Mortgage Trust Series 2016-2 Class A1A 144A ±±	2.75	8-25-2055	276,010	271,290
Towd Point Mortgage Trust Series 2016-3 Class A1 144A ±±	2.25	4-25-2056	383,926	376,205
WFRBS Commercial Mortgage Trust Series 2013-C17 Class A4	4.02	12-15-2046	630,000	649,197

Total Non-Agency Mortgage-Backed Securities (Cost $10,395,416)				10,104,714

U.S. Treasury Securities: 5.00%
U.S. Treasury Bond	2.88	11-15-2046	1,422,000	1,382,506
U.S. Treasury Bond	3.00	5-15-2047	575,000	572,597
U.S. Treasury Bond	3.00	2-15-2048	831,000	827,884
U.S. Treasury Bond	4.38	2-15-2038	300,000	364,688
U.S. Treasury Bond	5.00	5-15-2037	1,680,000	2,189,053

Total U.S. Treasury Securities (Cost $5,337,883)				5,336,728

Yankee Corporate Bonds and Notes: 5.24%

Consumer Discretionary: 0.22%

Automobiles: 0.22%
Jaguar Land Rover Automotive plc 144A	4.50	10-1-2027	270,000	238,950

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Managed Fixed Income Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Energy: 1.54%

Energy Equipment & Services: 0.37%
Schlumberger Norge AS 144A	4.20%	1-15-2021	$380,000	$389,787

Oil, Gas & Consumable Fuels: 1.17%
BP Capital Markets plc	3.28	9-19-2027	155,000	150,128
BP Capital Markets plc	3.81	2-10-2024	110,000	111,723
Canadian National Resources Limited	2.95	1-15-2023	50,000	48,511
Petroleos Mexicanos	2.29	2-15-2024	165,000	162,263
Petroleos Mexicanos	2.83	2-15-2024	345,000	344,476
Petroleos Mexicanos	6.38	1-23-2045	250,000	228,300
Total Capital International SA	3.70	1-15-2024	200,000	202,476

				1,247,877

Financials: 1.70%

Banks: 0.97%
Bank of Nova Scotia	4.50	12-16-2025	80,000	80,087
Credit Suisse New York	3.63	9-9-2024	250,000	247,763
HSBC Holdings plc (3 Month LIBOR +1.06%) ±	3.26	3-13-2023	220,000	216,261
HSBC Holdings plc	3.60	5-25-2023	250,000	248,895
Mitsubishi UFJ Financial Group Incorporated	2.67	7-25-2022	80,000	77,517
Mitsubishi UFJ Financial Group Incorporated	3.46	3-2-2023	40,000	39,763
Royal Bank of Canada	4.65	1-27-2026	120,000	122,690

				1,032,976

Consumer Finance: 0.36%
UBS Group Funding Switzerland 144A	4.25	3-23-2028	380,000	376,985

Diversified Financial Services: 0.37%
Diageo Capital plc	3.50	9-18-2023	200,000	201,676
Shell International Finance BV	3.25	5-11-2025	200,000	196,143

				397,819

Health Care: 0.60%

Pharmaceuticals: 0.60%
Actavis Funding SCS	4.55	3-15-2035	230,000	219,833
Teva Pharmaceutical Finance BV	2.20	7-21-2021	150,000	137,760
Teva Pharmaceutical Finance BV	3.15	10-1-2026	350,000	282,657

				640,250

Industrials: 0.13%

Road & Rail: 0.13%
Canadian Pacific Railway Company	2.90	2-1-2025	150,000	142,847

Information Technology: 0.39%

Technology Hardware, Storage & Peripherals: 0.39%
Seagate HDD	4.75	6-1-2023	425,000	417,516

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Managed Fixed Income Portfolio	15

Security name	Interest rate	Maturity date	Principal	Value

Materials: 0.23%

Metals & Mining: 0.23%
Anglo American Capital plc 144A	4.75%	4-10-2027	$250,000	$248,638

Telecommunication Services: 0.43%

Wireless Telecommunication Services: 0.43%
Rogers Communications Incorporated	4.10	10-1-2023	370,000	379,176
Vodafone Group plc	4.13	5-30-2025	80,000	79,795

				458,971

Total Yankee Corporate Bonds and Notes (Cost $5,684,664)				5,592,616

	Yield		Shares
Short-Term Investments: 0.78%

Investment Companies: 0.78%
Securities Lending Cash Investment LLC (l)(r)(u)	1.91		418,594	418,636
Wells Fargo Government Money Market Fund Select Class (l)(u)##	1.67		417,223	417,223

Total Short-Term Investments (Cost $835,859)				835,859

Total investments in securities (Cost $107,088,721)	99.95%	106,657,386
Other assets and liabilities, net	0.05	54,450

Total net assets	100.00%	$106,711,836

±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

«	All or a portion of this security is on loan.

%%	The security is issued on a when-issued basis.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

AGM	Assured Guaranty Municipal

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HEFA	Health & Educational Facilities Authority

LIBOR	London Interbank Offered Rate

RDA	Redevelopment Authority

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Managed Fixed Income Portfolio	Portfolio of investments—May 31, 2018

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	164,418	1,460,131	1,205,955	418,594	$16	$(16)	$2,078	$418,636
Wells Fargo Government Money Market Fund Select Class	1,870,651	29,669,700	31,123,128	417,223	0	0	14,535	417,223

					$16	$(16)	$16,613	$835,859	0.78%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2018	Wells Fargo Managed Fixed Income Portfolio	17

Assets
Investments in unaffiliated securities (including $409,457 of securities loaned), at value (cost $106,252,862)	$105,821,527
Investments in affiliated securities, at value (cost $835,859)	835,859
Receivable for interest	817,420
Receivable for securities lending income	283
Prepaid expenses and other assets	321

Total assets	107,475,410

Liabilities
Payable upon receipt of securities loaned	418,567
Payable for investments purchased	266,135
Professional fees payable	43,751
Advisory fee payable	26,491
Accrued expenses and other liabilities	8,630

Total liabilities	763,574

Total net assets	$106,711,836

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Managed Fixed Income Portfolio	Statement of operations—year ended May 31, 2018

Investment income
Interest (net of foreign interest withholding tax of $114)	$3,766,526
Income from affiliated securities	16,613

Total investment income	3,783,139

Expenses
Advisory fee	434,699
Custody and accounting fees	17,148
Professional fees	51,896
Shareholder report expenses	2,588
Trustees’ fees and expenses	20,644
Other fees and expenses	7,348

Total expenses	534,323
Less: Fee waivers and/or expense reimbursements	(111,795)

Net expenses	422,528

Net investment income	3,360,611

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	366,917
Affiliated securities	16

Net realized gains on investments	366,933

Net change in unrealized gains (losses) on:
Unaffiliated securities	(3,657,021)
Affilliated securities	(16)

Net change in unrealized gains (losses) on investments	(3,657,037)

Net realized and unrealized gains (losses) on investments	(3,290,104)

Net increase in net assets resulting from operations	$70,507

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Managed Fixed Income Portfolio	19

	Year ended May 31, 2018	Year ended May 31, 2017

Operations
Net investment income	$3,360,611	$3,585,348
Net realized gains on investments	366,933	563,446
Net change in unrealized gains (losses) on investments	(3,657,037)	(308,772)

Net increase in net assets resulting from operations	70,507	3,840,022

Capital transactions
Transactions in investors’ beneficial interests
Contributions	8,441,165	9,672,229
Withdrawals	(13,757,809)	(28,308,008)

Net decrease in net assets resulting from capital transactions	(5,316,644)	(18,635,779)

Total decrease in net assets	(5,246,137)	(14,795,757)

Net assets
Beginning of period	111,957,973	126,753,730

End of period	$106,711,836	$111,957,973

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Managed Fixed Income Portfolio	Financial highlights

	Year ended May 31
	2018	2017	2016	2015	2014
Total return	0.05%	3.13%	3.95%	4.23%	3.07%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.48%	0.48%	0.48%	0.48%
Net expenses	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income	3.09%	2.99%	3.12%	3.20%	3.33%
Supplemental data
Portfolio turnover rate	23%	47%	25%	31%	35%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Managed Fixed Income Portfolio	21

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Managed Fixed income Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending

22	Wells Fargo Managed Fixed Income Portfolio	Notes to financial statements

Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

When-issued transactions

The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $107,092,552 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,738,931
Gross unrealized losses	(2,174,097)
Net unrealized losses	$(435,166)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Managed Fixed Income Portfolio	23

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$32,072,875	$0	$32,072,875

Asset-backed securities	0	3,578,820	0	3,578,820

Corporate bonds and notes	0	40,345,688	0	40,345,688

Municipal obligations	0	8,790,086	0	8,790,086

Non-agency mortgage-backed securities	0	10,104,714	0	10,104,714

U.S. Treasury securities	5,336,728	0	0	5,336,728

Yankee corporate bonds and notes	0	5,592,616	0	5,592,616

Short-term investments
Investment companies	417,223	0	0	417,223
Investments measured at net asset value*				418,636
Total assets	$5,753,951	$100,484,799	$0	$106,657,386

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investments, LLC valued at $418,636 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Portfolio recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2018, the Portfolio did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.29% as the average daily net assets of the Portfolio increase. For the year ended May 31, 2018, the advisory fee was equivalent to an annual rate of 0.40% of the Portfolio’s average daily net assets. Prior to October 1, 2017, the advisory fee started at 0.40% and declined to 0.30% as the average daily net assets increased.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Galliard Capital Management, Inc., an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

24	Wells Fargo Managed Fixed Income Portfolio	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$13,264,213	$17,515,260	$9,962,795	$14,787,600

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Managed Fixed Income Portfolio	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Managed Fixed Income Portfolio (the “Portfolio”), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

26	Wells Fargo Managed Fixed Income Portfolio	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Managed Fixed Income Portfolio	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

28	Wells Fargo Managed Fixed Income Portfolio	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Managed Fixed Income Portfolio	29

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[2] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

30	Wells Fargo Managed Fixed Income Portfolio	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Managed Fixed Income Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory or sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo Managed Fixed Income Portfolio (the “Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Galliard Capital Management, Inc. (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory and administrative services provided to the Portfolio, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Managed Fixed Income Portfolio	31

Investment performance and expenses

The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio (Master Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Portfolio was higher than its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, for all periods under review.

The Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding class-specific expense groups that was determined by Broadridge to be similar to the Portfolio (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group. The Board also received an explanation of how funds comprising expense Group and its expense ratios may vary from year-to-year.

The Board took into account the Portfolio’s performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Portfolio to Funds Management for investment advisory services under the Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was equal to the median rate for the Portfolio’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the current affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Portfolio and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

32	Wells Fargo Managed Fixed Income Portfolio	Other information (unaudited)

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Portfolio shareholders, are means of sharing potential economies of scale with shareholders of the Portfolio.

The Board concluded that the Portfolio’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

Annual Report

May 31, 2018

Wells Fargo Moderate Balanced Fund

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The views expressed and any forward-looking statements are as of May 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Moderate Balanced Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Moderate Balanced Fund for the 12-month period that ended May 31, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the 12-month period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.38% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 9.67%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 14.03%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.37% while fixed-income investments outside the U.S. gained 3.4%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.11%, and the ICE BofAML U.S. High Yield Index7 was up 2.29%.

Global economic growth benefited equity investments during the second quarter of 2017.

As the second quarter of 2017 drew to a close, the U.S. Federal Reserve (Fed) raised the target federal funds interest rate by a quarter percentage point to a range of 0.75% to 1.00% in June. The U.S. central bank cited economic data that reflected a healthy economy as the basis for its decision. Gross domestic product (GDP) growth on an annualized basis was at 3.1% for the second quarter, hiring remained strong, and business and consumer sentiment was favorable. With the interest rate increase, short-term bond yields rose while longer-term Treasury yields were little changed, leading to positive performance. Investment-grade, high-yield, and municipal bonds benefited from strong demand.

Although economic momentum increased in Europe, the European Central Bank (ECB) held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. The Bank of Japan also continued economic and monetary policies that align with Prime Minister Shinzō Abe’s efforts to encourage business activity and economic growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Moderate Balanced Fund	3

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. GDP growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the Fed’s targets.

Economic momentum increased in Europe; the ECB held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first five months of 2018 as economic signals were mixed.

The first five months of 2018 began with stock market gains. Subsequently, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.83% and 3.11%, respectively, on May 31, 2018.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering. The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. In April, the U.S. Bureau of Economic Analysis placed first-quarter U.S. GDP growth at 2.3%. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved.

Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the first five months of 2018 due to escalating tensions over potential international trade tariffs. At the same time, interest rates and inflationary pressures generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering.

4	Wells Fargo Moderate Balanced Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Moderate Balanced Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM

Petros N. Bocray, CFA®, FRM

Christian L. Chan, CFA®

Average annual total returns (%) as of May 31, 2018

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WFMAX)	1-30-2004	(0.68)	4.48	4.53	5.38	5.73	5.15	1.32	1.15
Class C (WFBCX)	1-30-2004	3.56	4.93	4.36	4.56	4.93	4.36	2.07	1.90
Administrator Class (NVMBX)	11-11-1994	–	–	–	5.59	5.98	5.40	1.24	0.90
Moderate Balanced Blended Index[3]	–	–	–	–	5.52	5.73	5.36	–	–
Bloomberg Barclays U.S. Aggregate Bond Index[4]	–	–	–	–	(0.37)	1.98	3.72	–	–
Bloomberg Barclays U.S. Short Treasury 9-12 Months Index[5]	–	–	–	–	1.02	0.51	0.75	–	–
MSCI EAFE Index (Net)[6]	–	–	–	–	7.97	5.93	2.10	–	–
Russell 1000® Growth Index[7]	–	–	–	–	21.02	15.69	10.89	–	–
Russell 1000® Value Index[8]	–	–	–	–	8.25	10.09	7.38	–	–
Russell 2000® Index[9]	–	–	–	–	20.76	12.18	9.64	–	–
S&P 500 Index[10]	–	–	–	–	14.38	12.98	9.14	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Moderate Balanced Fund	7

Growth of $10,000 investment as of May 31, 2018[11]

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.46% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through September 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from funds in which the affiliated master portfolios invest, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolios are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Source: Wells Fargo Funds Management, LLC. The Moderate Balanced Blended Index is weighted 45% in the Bloomberg Barclays U.S. Aggregate Bond Index, 15% in the Bloomberg Barclays U.S. Short Treasury 9-12 Months Index, 10% in the Russell 1000® Growth Index, 10% in the Russell 1000® Value Index, 10% in the S&P 500 Index, 6% in the MSCI EAFE Index (Net), and 4% in the Russell 2000® Index. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays U.S. Short Treasury 9–12 Months Index is an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero-coupon STRIPS. You cannot invest directly in an index.

[6]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[7]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[8]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[9]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[10]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[11]

The chart compares the performance of Class A shares for the most recent ten years with the Moderate Balanced Blended Index, the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Short Treasury 9–12 Months Index, the MSCI EAFE Index (Net), the Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell 2000® Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[12]

The Nasdaq Composite Index measures the market value of all domestic and foreign common stocks, representing a wide array of more than 5,000 companies, listed on the Nasdaq Stock Market. You cannot invest directly in an index.

[13]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[14]

Current target allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. These amounts are subject to change and may have changed since the date specified.

[15]

The EURO STOXX 50 Index represents the performance of the 50 largest companies among the 19 supersectors in terms of free-float market capitalization in 11 eurozone countries. These countries include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. The index has a fixed number of components and is part of the STOXX blue-chip index family. The index captures about 60% of the free-float market capitalization of the EURO STOXX Total Market Index. You cannot invest directly in an index.

8	Wells Fargo Moderate Balanced Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) underperformed the Moderate Balanced Blended Index for the 12-month period that ended May 31, 2018.

∎

Relative underperformance by two of the underlying fixed-income investments and one of the underlying equity investments were the most significant detractors from performance over the period. Underlying investments that lagged their style-specific benchmarks contributed to the Fund’s underperformance relative to its benchmark over the period.

∎	On a relative basis, half of the underlying fixed-income investments outperformed their respective benchmarks while nearly all equity investments outperformed their respective benchmarks.

∎	The tactical asset allocation (TAA) overlay, a futures overlay, added to performance through the period.

Positive economic data ruled most of the period.

The 12-month period that ended May 31, 2018, saw the U.S. economy continue on a positive trajectory, producing moderate average gross domestic product growth of 2.8% with a core inflation rate of 2.0%, while unemployment reached an 18-year low of 3.8%.

Early in the period, investors saw geopolitical issues such as fears of trade wars and the conflict with North Korea create temporary flight-to-safety movements in the financial markets. As the heated rhetoric simmered down, markets resumed their upward climb. In late summer 2017, Hurricanes Harvey, Irma, and Maria caused massive devastation, and economic data temporarily softened. However, investors treated these as road bumps on a continued path of growth, and markets continued to climb. After passage of a U.S. tax reform bill in December 2017, analysts ratcheted up their earnings forecasts and companies began issuing positive guidance about the implications of tax reform. The markets continued to climb higher in January, setting new record highs along the way.

Equity markets experienced negative returns and increased volatility throughout February and March and into April as optimism about synchronized global growth gave way to concerns about potential trade wars and increased interest rates. Toward the end of the period, the equity markets recovered and the Nasdaq Composite Index12 and the Russell 2000® Index closed at new record highs. Since the start of the year, the fixed-income markets have been under pressure as increased interest rates proved to be a performance headwind.

Ten largest holdings (%) as of May 31, 2018[13]
Wells Fargo Managed Fixed Income Portfolio	31.45
Wells Fargo Stable Income Portfolio	14.97
Wells Fargo Disciplined U.S. Core Fund Class R6	10.03
Wells Fargo Diversified Large Cap Growth Portfolio	9.34
Wells Fargo Core Bond Portfolio	8.98
Wells Fargo Large Company Value Portfolio	6.14
Wells Fargo Real Return Portfolio	4.49
Wells Fargo International Growth Portfolio	3.89
Wells Fargo International Value Portfolio	3.85
Wells Fargo C&B Large Cap Value Portfolio	3.00

Portfolio management addressed Fund allocations throughout the period.

Over the period, two significant changes were made in the Fund. In October, holdings in the passively-managed Wells Fargo Index Portfolio that seeks to mirror the performance of the S&P 500 Index11 were redeemed and the proceeds were invested in the Wells Fargo Disciplined U.S. Core Fund which pursues an active equity portfolio management style. This change reflects our belief that having exposure to active management at that point in the equity market cycle was warranted. In March, 2% of the portfolio was shifted from U.S. equity managers to international equity managers. This reflects our view that a higher allocation to international equity was in the best long-term interest of the shareholder.

Relative performance by two of the underlying fixed-income investments and one of the underlying equity investments were the most significant detractors from performance over the period.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Moderate Balanced Fund	9

Neutral target allocation

Current target allocation as of May 31, 2018[14]
Bonds	58%
Stocks	45%
Effective Cash	(3%)

Within the Fund’s underlying equity fund holdings, the growth-style equity funds were the strongest contributors to performance on an absolute basis. The Fund’s three underlying U.S. growth equity funds each returned more than 20% on an absolute basis; these funds also outperformed their relative style-specific benchmarks by more than 300 bps. The underlying small-cap U.S. value equity fund also performed well, returning more than 20% on an absolute basis; this also was more than 300 bps ahead of its relative style benchmark. The underlying large-cap U.S. value equity funds and the underlying international equity funds produced returns in the high single digits and most outperformed their relative style-specific benchmarks.

Over the period, TAA activities executed within the Fund employing futures contracts contributed to performance. The Fund started the period with a 7.5% short position in 10-year U.S. Treasuries. In August, a long position was established in European equities through futures contracts for the EURO STOXX 50 Index15. The European market fell in response to threats by North Korea; the markets quickly recovered and the position was quickly unwound. On January 30, 2018 a long position was established in the S&P 500 Index by purchasing futures contracts based on the index and added to that position in the subsequent week as the equity markets underwent a correction. In March and April 2018, the exposures were reduced to realize profits. At the end of the period, the Fund’s targeted TAA was a 5.0% long position in the S&P 500 Index and a 2.5% short position in U.S. Treasuries.

Looking ahead, we are cautiously optimistic.

We remain cautiously optimistic about the outlook for risk assets even as the catalysts for growth broaden and shift. Consumer spending in the U.S. and infrastructure spending in China has provided the largest boost to global growth for much of the economic recovery thus far. Thanks to tax reform, consumer spending levels in the U.S. should continue, but we believe the next boost to growth may come from investment spending by businesses. China’s infrastructure spending is lessening as a source of growth, but consumer and investment spending outside the U.S.-China dyad is accelerating. Global growth began to synchronize in late 2016 but at distinctly different phases of the economic cycle on a country-by-country basis. The U.S. recovery was aging while other geographies were earlier in their economic cycles. This pattern of shifting leadership can help extend the economic cycle for all countries, presenting or preserving opportunities in countries and sectors where investors may have prematurely stopped looking for value. Monetary policy can be accommodative, neutral, or restrictive; as the Federal Reserve hikes rates, it is transitioning from accommodative positioning to neutral positioning. The shift has helped push Treasury yields higher, but in our view, it does not signal the start of the restrictive phase of monetary policy. As a result, correlations between Treasury yields and equity prices may stay positive rather than turn negative.

Please see footnotes on page 7.

10	Wells Fargo Moderate Balanced Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2017 to May 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2017	Ending account value 5-31-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$1,007.07	$5.54	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.58	1.11%
Class C
Actual	$1,000.00	$1,003.26	$9.28	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.67	$9.33	1.86%
Administrator Class
Actual	$1,000.00	$1,007.83	$4.29	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.32	0.86%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

[2]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2018	Wells Fargo Moderate Balanced Fund	11

Security name			Shares	Value

Investment Companies: 99.89%

Affiliated Master Portfolios: 89.86%
Wells Fargo C&B Large Cap Value Portfolio				$4,630,271
Wells Fargo Core Bond Portfolio				13,883,111
Wells Fargo Diversified Large Cap Growth Portfolio				14,439,766
Wells Fargo Emerging Growth Portfolio				1,456,581
Wells Fargo International Growth Portfolio				6,015,372
Wells Fargo International Value Portfolio				5,950,874
Wells Fargo Large Company Value Portfolio				9,488,449
Wells Fargo Managed Fixed Income Portfolio				48,600,517
Wells Fargo Real Return Portfolio				6,934,204
Wells Fargo Small Company Growth Portfolio				1,457,611
Wells Fargo Small Company Value Portfolio				2,874,040
Wells Fargo Stable Income Portfolio				23,130,992

				138,861,788

Affiliated Stock Fund: 10.03%
Wells Fargo Disciplined U.S. Core Fund Class R6			884,580	15,506,690

Total Investment Companies (Cost $144,646,554)				154,368,478

	Yield	Maturity date	Principal
Short-Term Investments: 0.23%

U.S. Treasury Securities: 0.23%
U.S. Treasury Bill #(z)	1.64%	6-21-2018	$366,000	365,654

Total Short-Term Investments (Cost $365,651)				365,654

Total investments in securities (Cost $145,012,205)	100.12%	154,734,132
Other assets and liabilities, net	(0.12)	(192,494)

Total net assets	100.00%	$154,541,638

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	57	6-15-2018	$7,948,482	$7,710,675	$0	$(237,807)
Short
10-Year U.S. Treasury Notes	(31)	9-19-2018	(3,706,349)	(3,733,563)	0	(27,214)

					$0	$(265,021)

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Moderate Balanced Fund	Portfolio of investments—May 31, 2018

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Fund	Capital gain distributions from affiliated Underlying Fund	Net change in unrealized gains (losses) on affiliated Underlying Fund	Dividends from affiliated Underlying Fund	Value, end of period	% of net assets
Investment Companies
Affiliated Stock Fund
Wells Fargo Disciplined U.S. Core Fund Class R6	0	933,321	48,741	884,580	$(2,092)	$507,192	$(400,035)	$200,864	$15,506,690	10.03%

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period		% of ownership, end of period		Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Securities lending income allocated from affiliated Master Portfolios	Value, end of period	% of net assets

Wells Fargo C&B Large Cap Value Portfolio	2%		1%		$606,114	$(296,983)	$3,212	$83,067	$768	$4,630,271
Wells Fargo Core Bond Portfolio	0	*	0	*	(131,619)	(254,020)	362,960	0	1,451	13,883,111
Wells Fargo Diversified Large Cap Growth Portfolio	16		17		2,936,574	390,572	1,457	178,562	741	14,439,766
Wells Fargo Emerging Growth Portfolio	0	*	0	*	268,884	193,633	224	3,909	1,209	1,456,581
Wells Fargo Index Portfolio **	1		0		1,073,454	137,895	788	151,077	263	0
Wells Fargo International Growth Portfolio	4		14		1,250,765	(872,772)	1,189	118,507	1,679	6,015,372
Wells Fargo International Value Portfolio	1		1		108,435	97,137	601	188,813	4,327	5,950,874
Wells Fargo Large Company Value Portfolio	15		15		708,666	118,150	2,110	205,179	0	9,488,449
Wells Fargo Managed Fixed Income Portfolio	47		46		196,752	(1,677,231)	1,722,977	0	946	48,600,517
Wells Fargo Real Return Portfolio	8		5		105,098	(169,054)	167,203	41,691	583	6,934,204
Wells Fargo Small Company Growth Portfolio	0	*	0	*	185,029	214,136	624	7,104	1,754	1,457,611
Wells Fargo Small Company Value Portfolio	2		2		1,262,921	(689,719)	968	49,428	4,781	2,874,040
Wells Fargo Stable Income Portfolio	100		100		0	(240,085)	503,938	0	15	23,130,992

					$8,571,073	$(3,048,341)	$2,768,251	$1,027,337	$18,517	$138,861,788	89.86%

*	The amount owned is less than 0.5%.

**	No longer held at end of period.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2018	Wells Fargo Moderate Balanced Fund	13

Assets
Investments in affiliated Master Portfolios, at value (cost $128,739,829)	$138,861,788
Investments in affiliated Underlying Fund, at value (cost $15,906,725)	15,506,690
Investments in unaffiliated securities, at value (cost $365,651)	365,654
Receivable for Fund shares sold	49,869
Receivable from manager	5,528
Prepaid expenses and other assets	36,806

Total assets	154,826,335

Liabilities
Payable for Fund shares redeemed	105,086
Payable for daily variation margin on open futures contracts	58,794
Shareholder report expenses payable	38,321
Shareholder servicing fees payable	32,845
Administration fees payable	20,115
Professional fees payable	19,442
Distribution fee payable	6,689
Accrued expenses and other liabilities	3,405

Total liabilities	284,697

Total net assets	$154,541,638

NET ASSETS CONSIST OF
Paid-in capital	$130,593,293
Undistributed net investment income	1,221,521
Accumulated net realized gains on investments	13,269,918
Net unrealized gains on investments	9,456,906

Total net assets	$154,541,638

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$31,979,961
Shares outstanding – Class A1	1,407,250
Net asset value per share – Class A	$22.73
Maximum offering price per share – Class A2	$24.12
Net assets – Class C	$10,259,852
Shares outstanding – Class C1	462,151
Net asset value per share – Class C	$22.20
Net assets – Administrator Class	$112,301,825
Shares outstanding – Administrator Class[1]	4,894,788
Net asset value per share – Administrator Class	$22.94

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Moderate Balanced Fund	Statement of operations—year ended May 31, 2018

Investment income
Interest allocated from affiliated Master Portfolios (net of foreign withholding taxes of $104)	$2,768,251
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $46,499)	1,027,337
Dividends from affiliated Underlying Fund	200,864
Securities lending income allocated from affiliated Master Portfolios	18,517
Interest	3,523
Expenses allocated from affiliated Master Portfolios	(868,925)
Waivers allocated from affiliated Master Portfolios	169,867

Total investment income	3,319,434

Expenses
Management fee	473,639
Administration fees
Class A	74,406
Class C	24,075
Administrator Class	144,279
Shareholder servicing fees
Class A	88,578
Class C	28,661
Administrator Class	277,460
Distribution fee
Class C	85,982
Custody and accounting fees	8,610
Professional fees	31,277
Registration fees	61,338
Shareholder report expenses	60,718
Trustees’ fees and expenses	22,327
Other fees and expenses	9,775

Total expenses	1,391,125
Less: Fee waivers and/or expense reimbursements	(499,060)

Net expenses	892,065

Net investment income	2,427,369

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	8,571,073
Affiliated Underlying Fund	(2,092)
Capital gain distributions from affiliated Underlying Fund	507,192
Futures transactions	645,948

Net realized gains on investments	9,722,121

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	(3,048,341)
Affiliated Underlying Fund	(400,035)
Unaffiliated securities	3
Futures transactions	(223,081)

Net change in unrealized gains (losses) on investments	(3,671,454)

Net realized and unrealized gains (losses) on investments	6,050,667

Net increase in net assets resulting from operations	$8,478,036

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Moderate Balanced Fund	15

	Year ended May 31, 2018		Year ended May 31, 2017

Operations
Net investment income		$2,427,369		$2,638,534
Net realized gains on investments		9,722,121		9,217,094
Net change in unrealized gains (losses) on investments		(3,671,454)		1,926,373

Net increase in net assets resulting from operations		8,478,036		13,782,001

Distributions to shareholders from
Net investment income
Class A		(489,991)		(472,471)
Class C		(71,963)		(83,270)
Administrator Class		(1,794,197)		(2,075,168)
Net realized gains
Class A		(2,439,440)		(582,563)
Class C		(809,244)		(220,287)
Administrator Class		(7,494,220)		(2,170,812)

Total distributions to shareholders		(13,099,055)		(5,604,571)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	241,519	5,649,474	444,182	10,158,763
Class C	45,422	1,038,170	146,228	3,273,726
Administrator Class	612,499	14,353,555	981,319	22,650,129

		21,041,199		36,082,618

Reinvestment of distributions
Class A	120,671	2,760,491	43,981	992,139
Class C	36,950	823,717	11,795	260,860
Administrator Class	399,782	9,238,735	184,642	4,200,152

		12,822,943		5,453,151

Payment for shares redeemed
Class A	(517,571)	(12,019,030)	(524,653)	(12,023,431)
Class B	N/A	N/A	(6,694)[1]	(155,293)[1]
Class C	(150,464)	(3,420,001)	(194,662)	(4,375,549)
Administrator Class	(882,642)	(20,956,867)	(3,313,693)	(77,026,581)

		(36,395,898)		(93,580,854)

Net decrease in net assets resulting from capital share transactions		(2,531,756)		(52,045,085)

Total decrease in net assets		(7,152,775)		(43,867,655)

Net assets
Beginning of period		161,694,413		205,562,068

End of period		$154,541,638		$161,694,413

Undistributed net investment income		$1,221,521		$968,561

[1]	For the period from June 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Moderate Balanced Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$23.47	$22.51	$23.57	$23.19	$21.21
Net investment income	0.29	0.28	0.28 [1]	0.32	0.29 [1]
Net realized and unrealized gains (losses) on investments	0.97	1.34	(0.23)	1.01	1.82

Total from investment operations	1.26	1.62	0.05	1.33	2.11
Distributions to shareholders from
Net investment income	(0.32)	(0.29)	(0.26)	(0.44)	(0.13)
Net realized gains	(1.68)	(0.37)	(0.85)	(0.51)	0.00

Total distributions to shareholders	(2.00)	(0.66)	(1.11)	(0.96)	(0.13)
Net asset value, end of period	$22.73	$23.47	$22.51	$23.57	$23.19
Total return[2]	5.38%	7.33%	0.34%	5.87%	9.94%
Ratios to average net assets (annualized)
Gross expenses[3]	1.33%	1.32%	1.32%	1.36%	1.36%
Net expenses[3]	1.13%	1.15%	1.15%	1.15%	1.15%
Net investment income[3]	1.42%	1.25%	1.26%	1.14%	1.29%
Supplemental data
Portfolio turnover rate[4]	113%	114%	87%	84%	89%
Net assets, end of period (000s omitted)	$31,980	$36,679	$35,993	$20,782	$18,169

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended May 31, 2018	0.44%
Year ended May 31, 2017	0.46%
Year ended May 31, 2016	0.47%
Year ended May 31, 2015	0.47%
Year ended May 31, 2014	0.46%

[4]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in the affiliated Underlying Fund and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Moderate Balanced Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$22.97	$22.05	$23.18	$22.79	$20.96
Net investment income	0.10	0.11 [1]	0.11 [1]	0.09 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	0.95	1.32	(0.23)	1.04	1.80

Total from investment operations	1.05	1.43	(0.12)	1.13	1.92
Distributions to shareholders from
Net investment income	(0.14)	(0.14)	(0.16)	(0.23)	(0.09)
Net realized gains	(1.68)	(0.37)	(0.85)	(0.51)	0.00

Total distributions to shareholders	(1.82)	(0.51)	(1.01)	(0.74)	(0.09)
Net asset value, end of period	$22.20	$22.97	$22.05	$23.18	$22.79
Total return[2]	4.56%	6.56%	(0.44)%	5.06%	9.15%
Ratios to average net assets (annualized)
Gross expenses[3]	2.08%	2.07%	2.07%	2.11%	2.11%
Net expenses[3]	1.88%	1.90%	1.90%	1.90%	1.90%
Net investment income[3]	0.66%	0.50%	0.51%	0.40%	0.54%
Supplemental data
Portfolio turnover rate[4]	113%	114%	87%	84%	89%
Net assets, end of period (000s omitted)	$10,260	$12,180	$12,501	$6,042	$4,469

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended May 31, 2018	0.44%
Year ended May 31, 2017	0.46%
Year ended May 31, 2016	0.47%
Year ended May 31, 2015	0.47%
Year ended May 31, 2014	0.46%

[4]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in the affiliated Underlying Fund and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Moderate Balanced Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$23.68	$22.70	$23.75	$23.38	$21.36
Net investment income	0.38	0.35 [1]	0.32	0.33 [1]	0.38
Net realized and unrealized gains (losses) on investments	0.94	1.35	(0.21)	1.07	1.79

Total from investment operations	1.32	1.70	0.11	1.40	2.17
Distributions to shareholders from
Net investment income	(0.38)	(0.35)	(0.31)	(0.52)	(0.15)
Net realized gains	(1.68)	(0.37)	(0.85)	(0.51)	0.00

Total distributions to shareholders	(2.06)	(0.72)	(1.16)	(1.03)	(0.15)
Net asset value, end of period	$22.94	$23.68	$22.70	$23.75	$23.38
Total return	5.59%	7.62%	0.59%	6.13%	10.18%
Ratios to average net assets (annualized)
Gross expenses[2]	1.25%	1.24%	1.23%	1.20%	1.20%
Net expenses[2]	0.88%	0.90%	0.90%	0.90%	0.90%
Net investment income[2]	1.67%	1.49%	1.48%	1.39%	1.52%
Supplemental data
Portfolio turnover rate[3]	113%	114%	87%	84%	89%
Net assets, end of period (000s omitted)	$112,302	$112,835	$156,915	$153,457	$144,248

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended May 31, 2018	0.44%
Year ended May 31, 2017	0.46%
Year ended May 31, 2016	0.47%
Year ended May 31, 2015	0.47%
Year ended May 31, 2014	0.46%

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in the affiliated Underlying Fund and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Moderate Balanced Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Moderate Balanced Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

The Fund is a fund-of-funds that invests in various affiliated mutual funds (“Underlying Funds”) employing a multi-asset, multi-style investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. Investments in Underlying Funds may include investments in one or more separate diversified portfolios (collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and the Fund acquires an indirect interest in those securities. The Fund accounts for its investments in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of each affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The Fund may also invest in other Wells Fargo Funds or directly in securities. At May 31, 2018, the Fund owned 100% of Wells Fargo Stable Income Portfolio. The financial statements of Wells Fargo Stable Income Portfolio for the year ended May 31, 2018 are included in this report and should be read in conjunction with the Fund’s financial statements. The financial statements of the other affiliated Master Portfolios in which the Fund invested in as of May 31, 2018 are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Wells Fargo Master Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on the Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Investments in Underlying Funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

20	Wells Fargo Moderate Balanced Fund	Notes to financial statements

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

The Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Income dividends and capital gain distributions from affiliated Underlying Funds are recorded on the ex-dividend date. Capital gain distributions from affiliated Underlying Funds are treated as realized gains.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

The Fund records on a daily basis its proportionate share of each affiliated Master Portfolio’s interest and dividend income, in addition to expenses and realized and unrealized gains and losses. Income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Moderate Balanced Fund	21

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $143,634,901 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$11,242,422
Gross unrealized losses	(408,212)
Net unrealized gains	$10,834,210

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to equalization payments. At May 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$(6,915,997)	$181,742	$6,734,255

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22	Wells Fargo Moderate Balanced Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of May 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Investment companies	$15,506,690	$0	$0	$15,506,690

Short-term investments
U.S. Treasury securities	365,654	0	0	365,654
Investments measured at net asset value*				138,861,788
Total assets	$15,872,344	$0	$0	$154,734,132
Liabilities
Futures contracts	$265,021	$0	$0	$265,021
Total liabilities	$265,021	$0	$0	$265,021

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $138,861,788. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of investments. For futures contracts the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective
Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal
Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation
Wells Fargo Diversified Large Cap Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo International Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo International Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Large Company Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Managed Fixed Income Portfolio	Seeks consistent fixed-income returns
Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term
Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Stable Income Portfolio	Seeks current income consistent with capital preservation

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.30% and declining to 0.22% as the average daily net assets of the Fund increase. For the year ended May 31, 2018, the management fee was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Moderate Balanced Fund	23

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolios are included in the expense cap. Funds Management has committed through September 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses at 1.15% for Class A shares, 1.90% for Class C shares, and 0.90% for Administrator Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of the Fund, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2018, Funds Distributor received $4,075 from the sale of Class A shares and $61 in contingent deferred sales charges from redemptions of Class C shares, respectively. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing in various affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of affiliated Underlying Funds and unaffiliated securities in which the Fund invests are actual purchases and sale of those securities. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$82,910,330	$96,161,889	$77,297,262	$100,210,696

24	Wells Fargo Moderate Balanced Fund	Notes to financial statements

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2018, the Fund entered into futures contracts to gain market exposure to certain asset classes consistent with a tactical asset allocation strategy. The Fund had an average notional amount of $2,652,400 in long futures contracts and $10,333,616 in short futures contracts during the year ended May 31, 2018.

On May 31, 2018, the cumulative unrealized losses on futures contracts in the amount of $265,021 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2018 was as follows for the Fund:

	Amount of realized gains on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$458,071	$(168,646)
Interest rate risk	187,877	(54,435)
	$645,948	$(223,081)

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts including any collateral exposure, is as follows:

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Goldman Sachs	$265,021*	$0	$(265,021)	$0
*

Amount represents cumulative unrealized gains (losses) on futures contracts as reported in the table following the Portfolio of investments. Only the current day’s variation margin as of May 31, 2018 is reported separately on the Statement of Assets and Liabilities.

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended May 31, 2018, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Moderate Balanced Fund	25

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2018 and May 31, 2017 were as follows:

	Year ended May 31
	2018	2017
Ordinary income	$3,632,554	$3,239,278
Long-term capital gain	9,556,501	2,365,293

As of May 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$2,061,119	$11,053,016	$10,834,210

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Moderate Balanced Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Moderate Balanced Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the transfer agent, custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

Portfolio of investments—May 31, 2018	Wells Fargo Stable Income Portfolio	27

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 21.85%
FHLMC Series T-54 Class 4A ±±	3.75%	2-25-2043	$318,894	$318,385
FHLMC Series T-57 Class 1A2	7.00	7-25-2043	431,766	496,605
FHLMC Series T-63 Class 1A1 (12 Month Treasury Average +1.20%) ±	2.26	2-25-2045	255,599	256,340
FHLMC Structured Pass-Through Securities Series T-54 Class 3A	7.00	2-25-2043	305,095	345,826
FHLMC Structured Pass-Through Securities Series T-55 Class 1A2	7.00	3-25-2043	436,432	486,715
FHLMC Structured Pass-Through Securities Series T-58 Class 4A	7.50	9-25-2043	486,294	556,628
FNMA (11th District Cost of Funds +1.25%) ±	2.03	4-1-2034	188,126	187,274
FNMA (12 Month Treasury Average +1.20%) ±	2.58	10-1-2034	146,350	148,626
FNMA (12 Month Treasury Average +1.20%) ±	2.58	4-1-2044	115,402	117,219
FNMA (12 Month Treasury Average +1.20%) ±	2.58	10-1-2044	146,952	149,273
FNMA (1 Year Treasury Constant Maturity +1.62%) ±	2.78	9-1-2033	37,676	39,034
FNMA (1 Year Treasury Constant Maturity +1.66%) ±	2.84	10-1-2033	253,366	262,597
FNMA (6 Month LIBOR +1.56%) ±	3.14	6-1-2033	206,147	213,254
FNMA (12 Month LIBOR +1.40%) ±	3.15	8-1-2035	193,149	200,975
FNMA (6 Month LIBOR +1.01%) ±	3.19	4-1-2037	97,428	98,729
FNMA (6 Month LIBOR +1.63%) ±	3.20	12-1-2033	211,592	219,094
FNMA (12 Month LIBOR +1.45%) ±	3.27	1-1-2036	105,904	109,899
FNMA (12 Month LIBOR +1.56%) ±	3.31	7-1-2035	114,481	119,414
FNMA (6 Month LIBOR +1.66%) ±	3.76	6-1-2033	182,465	187,009
FNMA Series 2003-W4 Class 3A ±±	7.00	10-25-2042	192,110	207,726
FNMA Series 2004-W2 Class 2A2	7.00	2-25-2044	113,504	126,908
FNMA Series 2007-88 Class HC ±±	3.47	9-25-2037	108,412	115,695
HUD	5.45	8-1-2019	95,000	95,521

Total Agency Securities (Cost $4,792,304)				5,058,746

Asset-Backed Securities: 20.07%
Ally Auto Receivables Trust Series 2017-1 Class A2	1.38	10-15-2019	34,360	34,333
Ally Auto Receivables Trust Series 2017-2 Class A2	1.49	11-15-2019	51,669	51,580
Ally Auto Receivables Trust Series 2018-1 Class A2	2.14	9-15-2020	140,000	139,659
Ally Auto Receivables Trust Series 2018-2 Class A2	2.64	2-16-2021	40,000	40,001
AmeriCredit Automobile Receivables Trust Series 2017-1 Class A2A	1.51	5-18-2020	46,822	46,723
AmeriCredit Automobile Receivables Trust Series 2017-4 Class A2A	1.83	5-18-2021	95,103	94,683
BMW Vehicle Owner Trust Series 2017-1 Class A2	1.64	7-22-2019	69,858	69,715
BMW Vehicle Owner Trust Series 2017-2 Class A2A	1.80	2-20-2020	117,577	117,129
Capital Auto Receivables Asset Trust Series 2017-1 Class A2 144A	1.76	6-22-2020	98,332	98,000
Capital Auto Receivables Asset Trust Series 2018-1 Class A2A 144A	2.54	10-20-2020	120,000	119,877
CarMax Auto Owner Trust Series 2015-1 Class A3	1.38	11-15-2019	13,542	13,525
CarMax Auto Owner Trust Series 2017-1 Class A2	1.54	2-18-2020	46,737	46,654
CarMax Auto Owner Trust Series 2017-2 Class A2	1.63	6-15-2020	73,190	72,984
CarMax Auto Owner Trust Series 2017-4 Class A2A	1.80	4-15-2021	100,000	99,469
CarMax Auto Owner Trust Series 2018-1 Class A2A	2.23	5-17-2021	100,000	99,546
CarMax Auto Owner Trust Series 2018-2 Class A2	2.73	8-16-2021	50,000	49,975
CIT Education Loan Trust Series 2005-1 Class A3 (3 Month LIBOR +0.12%) ±	2.24	3-15-2026	10,765	10,760
CNH Equipment Trust Series 2017-A Class A2	1.64	7-15-2020	72,769	72,507
Dell Equipment Finance Trust Series 2017-1 Class A2 144A	1.86	6-24-2019	91,130	90,977
Dell Equipment Finance Trust Series 2017-2 Class A2A 144A	1.97	2-24-2020	94,205	93,861
Fifth Third Auto Trust Series 2017-1 Class A2A	1.59	4-15-2020	79,056	78,793
Ford Credit Auto Lease Trust Series 2017-A Class A2A	1.33	12-15-2019	30,034	29,968
Ford Credit Auto Lease Trust Series 2017-B Class A2A	1.80	6-15-2020	115,000	114,465

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Stable Income Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
Ford Credit Auto Lease Trust Series 2018-A Class A2A	2.71%	12-15-2020	$65,000	$65,000
Ford Credit Auto Owner Trust Series 2017-A Class A2A	1.56	11-15-2019	67,322	67,153
Ford Credit Auto Owner Trust Series 2017-B Class A2A	1.49	5-15-2020	89,682	89,279
GM Financial Automobile Leasing Trust Series 2011-1 Class A2A	2.39	4-20-2020	85,000	84,731
GM Financial Automobile Leasing Trust Series 2017-1A Class A2A 144A	1.51	3-16-2020	68,309	68,113
GM Financial Automobile Leasing Trust Series 2017-3 Class A2A	1.72	1-21-2020	98,913	98,413
GM Financial Securitized Term Auto Receivables Trust Series 2017-3 Class A2A 144A	1.71	9-16-2020	102,385	102,013
GM Financial Securitized Term Auto Receivables Trust Series 2018-1 Class A2A	2.08	1-19-2021	120,000	119,480
GM Financial Securitized Term Auto Receivables Trust Series 2018-2 Class A2A	2.55	5-17-2021	110,000	109,940
Honda Auto Receivables Owner Trust Series 2017-1 Class A2	1.42	7-22-2019	37,611	37,545
Honda Auto Receivables Owner Trust Series 2017-3 Class A2	1.57	1-21-2020	103,624	103,205
Hyundai Auto Receivables Trust Series 2017-A Class A2A	1.48	2-18-2020	68,553	68,369
Hyundai Auto Receivables Trust Series 2018-A Class A2A	2.55	4-15-2021	40,000	39,968
John Deere Owner Trust Series 2015-A Class A3	1.32	6-17-2019	3,265	3,263
John Deere Owner Trust Series 2017-A Class A2	1.50	10-15-2019	64,363	64,231
John Deere Owner Trust Series 2018-A Class A2	2.42	10-15-2020	45,000	44,899
Kubota Credit Owner Trust Series 2016-1A Class A2 144A	1.25	4-15-2019	3,560	3,558
Kubota Credit Owner Trust Series 2017-1A Class A2 144A	1.66	5-15-2020	124,817	124,114
Kubota Credit Owner Trust Series 2018-1A Class A2 144A	2.80	2-16-2021	100,000	100,064
Mercedes-Benz Auto Lease Trust Series 2017-A Class A2A	1.53	8-15-2019	77,934	77,762
Mercedes-Benz Auto Lease Trust Series 2018-A Class A2	2.20	4-15-2020	85,000	84,778
Montana Higher Education Student Assistance Corporation Series 2012-1 Class A2 (1 Month LIBOR +1.00%) ±	2.95	5-20-2030	159,423	160,893
Nissan Auto Receivables Owner Trust Series 2015-A Class A3	1.05	10-15-2019	12,488	12,468
Nissan Auto Receivables Owner Trust Series 2016-C Class A2A	1.07	5-15-2019	1,476	1,475
Nissan Auto Receivables Owner Trust Series 2017-A Class A2A	1.47	1-15-2020	72,480	72,262
Nissan Auto Receivables Owner Trust Series 2017-A Class A2A	1.64	9-16-2019	68,969	68,685
Nissan Auto Receivables Owner Trust Series 2017-B Class A2A	1.83	12-16-2019	75,312	74,898
Nissan Auto Receivables Owner Trust Series 2018-A Class A2A	2.39	12-15-2020	75,000	74,858
Santander Drive Auto Receivables Trust Series 2017-1 Class A2	1.49	2-18-2020	14,854	14,846
SLM Student Loan Trust Series 2005-8 Class A4 (3 Month LIBOR +0.55%) ±	2.91	1-25-2028	84,218	84,657
SLM Student Loan Trust Series 2006-1 Class A5 (3 Month LIBOR +0.11%) ±	2.47	7-26-2021	119,957	118,714
Toyota Auto Receivables Owner Trust Series 2017-A Class A2A	1.42	9-16-2019	58,007	57,904
Toyota Auto Receivables Owner Trust Series 2017-D Class A2A	1.74	8-17-2020	100,000	99,458
Toyota Auto Receivables Owner Trust Series 2018-A Class A2A	2.10	10-15-2020	110,000	109,570
Volvo Financial Equipment LLC Series 2015-1A Class A3 144A	1.51	6-17-2019	12,015	12,007
Volvo Financial Equipment LLC Series 2017-1A Class A2 144A	1.55	10-15-2019	83,118	82,904
World Omni Auto Receivables Trust Series 2016-A Class A2A	1.20	2-15-2019	13,352	13,342
World Omni Auto Receivables Trust Series 2016-B Class A2	1.10	1-15-2020	11,475	11,468
World Omni Auto Receivables Trust Series 2017-A Class A2A	1.50	8-17-2020	52,941	52,787
World Omni Auto Receivables Trust Series 2018 Class AA2	2.59	11-16-2020	105,000	104,803
World Omni Auto Receivables Trust Series 2018-A Class A2	2.19	5-17-2021	70,000	69,686
World Omni Auto Receivables Trust Series 2018-B Class A2	2.57	7-15-2021	110,000	109,917

Total Asset-Backed Securities (Cost $4,658,079)				4,648,664

Corporate Bonds and Notes: 27.19%

Consumer Discretionary: 0.50%

Diversified Consumer Services: 0.28%
Princeton University	4.95	3-1-2019	63,000	64,181

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Stable Income Portfolio	29

Security name	Interest rate	Maturity date	Principal	Value

Media: 0.22%
NBCUniversal Media LLC	5.15%	4-30-2020	$50,000	$51,950

Consumer Staples: 0.54%

Food Products: 0.54%
General Mills Incorporated	2.20	10-21-2019	50,000	49,504
General Mills Incorporated	5.65	2-15-2019	25,000	25,515
Kraft Foods Group Incorporated	6.13	8-23-2018	50,000	50,409

				125,428

Energy: 0.35%

Oil, Gas & Consumable Fuels: 0.35%
Chevron Corporation	1.69	2-28-2019	40,000	39,757
Magellan Midstream Partners LP	6.55	7-15-2019	40,000	41,526

				81,283

Financials: 11.24%

Banks: 3.88%
Bank of America Corporation	2.65	4-1-2019	50,000	50,000
Bank of America Corporation	2.15	11-9-2020	50,000	48,908
Bank of America Corporation	2.25	4-21-2020	50,000	49,322
BB&T Corporation	2.25	2-1-2019	50,000	49,875
BB&T Corporation	2.45	1-15-2020	50,000	49,571
BB&T Corporation	2.63	6-29-2020	50,000	49,650
Citigroup Incorporated	2.45	1-10-2020	45,000	44,581
HSBC USA Incorporated (3 Month LIBOR +0.77%) ±	3.13	8-7-2018	110,000	110,161
JPMorgan Chase & Company (3 Month LIBOR +0.55%) ±	2.61	3-9-2021	30,000	30,100
JPMorgan Chase & Company	4.25	10-15-2020	40,000	40,971
JPMorgan Chase & Company	4.40	7-22-2020	50,000	51,410
JPMorgan Chase & Company	6.30	4-23-2019	40,000	41,249
KeyCorp	2.30	12-13-2018	90,000	89,861
PNC Funding Corporation	5.13	2-8-2020	60,000	62,223
SunTrust Bank (3 Month LIBOR +0.53%) ±	2.89	1-31-2020	75,000	75,378
US Bancorp (3 Month LIBOR +0.49%) ±	2.83	11-15-2018	55,000	55,096

				898,356

Capital Markets: 2.76%
Bank of New York Mellon Corporation	2.15	2-24-2020	50,000	49,450
Bank of New York Mellon Corporation	2.30	9-11-2019	50,000	49,721
Bank of New York Mellon Corporation (3 Month LIBOR +0.87%) ±	3.19	8-17-2020	90,000	91,310
Charles Schwab Corporation	2.20	7-25-2018	90,000	90,002
Goldman Sachs Group Incorporated	2.60	4-23-2020	50,000	49,510
Goldman Sachs Group Incorporated	2.60	12-27-2020	50,000	49,272
Goldman Sachs Group Incorporated (3 Month LIBOR +1.04%) ±	3.40	4-25-2019	70,000	70,572
Morgan Stanley	2.38	7-23-2019	50,000	49,783
Morgan Stanley	2.45	2-1-2019	50,000	49,905
Morgan Stanley	2.50	1-24-2019	40,000	39,965
Morgan Stanley	2.65	1-27-2020	50,000	49,699

				639,189

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Stable Income Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance: 2.74%
American Express Credit Corporation	1.88%	5-3-2019	$32,000	$31,764
American Express Credit Corporation (3 Month LIBOR +0.43%) ±	2.45	3-3-2020	50,000	50,182
American Honda Finance Corporation	1.20	7-12-2019	50,000	49,201
American Honda Finance Corporation (3 Month LIBOR +0.83%) ±	3.15	2-22-2019	50,000	50,276
Caterpillar Financial Services Corporation	1.80	11-13-2018	90,000	89,723
Caterpillar Financial Services Corporation	1.90	3-22-2019	50,000	49,765
Caterpillar Financial Services Corporation (3 Month LIBOR +0.51%) ±	2.85	1-10-2020	50,000	50,291
John Deere Capital Corporation (3 Month LIBOR +0.57%) ±	2.90	1-8-2019	75,000	75,188
PACCAR Financial Corporation	1.95	2-27-2020	50,000	49,340
Toyota Motor Credit Corporation	1.70	1-9-2019	140,000	139,356

				635,086

Diversified Financial Services: 0.29%
AIG Global Funding (3 Month LIBOR +0.48%) ±144A	2.79	7-2-2020	30,000	30,051
General Electric Capital Corporation	5.50	1-8-2020	35,000	36,383

				66,434

Insurance: 1.57%
ACE INA Holdings Incorporated	5.90	6-15-2019	45,000	46,393
Marsh & McLennan Company Incorporated	2.35	9-10-2019	50,000	49,680
Marsh & McLennan Company Incorporated	2.55	10-15-2018	75,000	74,984
New York Life Global Funding 144A	1.55	11-2-2018	70,000	69,755
The Hartford Financial Services Group Incorporated	6.00	1-15-2019	50,000	50,980
The Travelers Companies Incorporated	5.90	6-2-2019	70,000	72,251

				364,043

Health Care: 1.96%

Biotechnology: 0.36%
Genzyme Corporation	5.00	6-15-2020	60,000	62,618
Gilead Sciences Incorporated	1.85	9-20-2019	20,000	19,777

				82,395

Health Care Equipment & Supplies: 0.39%
Medtronic plc (3 Month LIBOR +0.80%) ±	2.92	3-15-2020	90,000	90,992

Health Care Providers & Services: 0.82%
Cardinal Health Incorporated	1.95	6-14-2019	30,000	29,753
Cardinal Health Incorporated	1.95	6-15-2018	40,000	39,989
Orlando Health Obligated Group	2.28	10-1-2018	40,000	39,944
UnitedHealth Group Incorporated	1.70	2-15-2019	80,000	79,558

				189,244

Pharmaceuticals: 0.39%
Johnson & Johnson (3 Month LIBOR +0.27%) ±	2.28	3-1-2019	90,000	90,195

Industrials: 2.14%

Aerospace & Defense: 1.17%
Lockheed Martin Corporation	1.85	11-23-2018	30,000	29,885
Lockheed Martin Corporation	4.25	11-15-2019	40,000	40,843

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Stable Income Portfolio	31

Security name	Interest rate	Maturity date	Principal	Value

Aerospace & Defense (continued)
Northrop Grumman Corporation	1.75%	6-1-2018	$90,000	$90,000
Northrop Grumman Corporation	2.08	10-15-2020	50,000	48,917
Rockwell Collins Incorporated	1.95	7-15-2019	10,000	9,897
Rockwell Collins Incorporated	5.25	7-15-2019	50,000	51,209

				270,751

Air Freight & Logistics: 0.21%
FedEx Corporation	2.30	2-1-2020	50,000	49,595

Electrical Equipment: 0.29%
Eaton Corporation	6.95	3-20-2019	40,000	41,310
Emerson Electric Company	5.00	4-15-2019	25,000	25,540

				66,850

Industrial Conglomerates: 0.26%
General Electric Capital Corporation	2.20	1-9-2020	60,000	59,444

Machinery: 0.21%
Fortive Corporation	1.80	6-15-2019	50,000	49,387

Information Technology: 1.53%

Communications Equipment: 0.22%
Cisco Systems Incorporated	2.45	6-15-2020	50,000	49,776

Electronic Equipment, Instruments & Components: 0.39%
Amphenol Corporation	2.20	4-1-2020	50,000	49,368
Corning Incorporated	4.25	8-15-2020	40,000	40,899

				90,267

Semiconductors & Semiconductor Equipment: 0.45%
Analog Devices Incorporated	2.85	3-12-2020	50,000	49,885
Maxim Integrated Product Incorporated	2.50	11-15-2018	55,000	54,939

				104,824

Software: 0.21%
Microsoft Corporation	1.10	8-8-2019	50,000	49,175

Technology Hardware, Storage & Peripherals: 0.26%
Apple Incorporated	1.55	2-8-2019	50,000	49,690
HP Enterprise Company 144A	2.10	10-4-2019	10,000	9,882

				59,572

Materials: 2.04%

Chemicals: 1.03%
Airgas Incorporated	2.38	2-15-2020	70,000	69,305
E. I. du Pont de Nemours and Company (3 Month LIBOR +0.53%) ±	2.89	5-1-2020	50,000	50,302
Ecolab Incorporated	2.00	1-14-2019	80,000	79,631
Sherwin Williams Company	2.25	5-15-2020	40,000	39,404

				238,642

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Stable Income Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Containers & Packaging: 0.71%
Packaging Corporation of America	2.45%	12-15-2020	$50,000	$49,139
Westrock Company	3.50	3-1-2020	65,000	65,324
Westrock Company	4.45	3-1-2019	50,000	50,608

				165,071

Paper & Forest Products: 0.30%
Georgia Pacific LLC 144A	2.54	11-15-2019	70,000	69,654

Real Estate: 1.60%

Equity REITs: 1.60%
Alexandria Real Estate Equities Incorporated	2.75	1-15-2020	50,000	49,689
AvalonBay Communities Incorporated	3.63	10-1-2020	43,000	43,536
Boston Properties LP	5.88	10-15-2019	70,000	72,282
ERP Operating LP	2.38	7-1-2019	40,000	39,733
ERP Operating LP	4.75	7-15-2020	70,000	72,293
Liberty Property LP	4.75	10-1-2020	50,000	51,547
UDR Incorporated	3.70	10-1-2020	40,000	40,343

				369,423

Telecommunication Services: 0.21%

Diversified Telecommunication Services: 0.21%
AT&T Incorporated	2.30	3-11-2019	50,000	49,834

Utilities: 5.08%

Electric Utilities: 4.44%
Carolina Power & Light Company	5.30	1-15-2019	80,000	81,249
Commonwealth Edison Company	2.15	1-15-2019	50,000	49,897
Duke Energy Progress LLC (3 Month LIBOR +0.18%) ±	2.23	9-8-2020	35,000	35,023
Kansas City Power & Light Company	7.15	4-1-2019	70,000	72,466
Nevada Power Company	2.75	4-15-2020	30,000	29,968
Northern States Power Company of Minnesota	2.20	8-15-2020	45,000	44,325
PacifiCorp	5.50	1-15-2019	100,000	101,741
Portland General Electric Company	6.10	4-15-2019	70,000	72,056
Public Service Company of Colorado	3.20	11-15-2020	35,000	35,188
Public Service Company of Colorado	5.80	8-1-2018	109,000	109,584
Public Service Electric & Gas Company	2.00	8-15-2019	90,000	89,179
Southern California Edison Company	5.50	8-15-2018	80,000	80,456
The Connecticut Light & Power Company	5.50	2-1-2019	60,000	61,120
Union Electric Company	6.70	2-1-2019	111,000	113,828
Westar Energy Incorporated	5.10	7-15-2020	50,000	52,082

				1,028,162

Multi-Utilities: 0.64%
Avista Corporation	5.95	6-1-2018	80,000	80,000
Consumers Energy Company	6.70	9-15-2019	50,000	52,409
Sempra Energy	2.40	2-1-2020	15,000	14,832

				147,241

Total Corporate Bonds and Notes (Cost $6,315,912)				6,296,444

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Stable Income Portfolio	33

Security name	Interest rate	Maturity date	Principal	Value

Government Agency Debt: 0.48%
Overseas Private Investment Corporation ¤	0.00%	11-17-2019	$110,000	$110,426

Total Government Agency Debt (Cost $109,835)				110,426

Municipal Obligations: 4.40%

California: 0.69%

GO Revenue: 0.43%
Santa Clara County CA Series A	1.65	8-1-2018	100,000	99,914

Tax Revenue: 0.26%
San Jose CA RDA Senior Taxable Refunding Bonds Series A-T	2.26	8-1-2020	60,000	59,467

				159,381

Colorado: 0.32%

GO Revenue: 0.32%
Denver City & County CO School District #1 Refunding Bonds Series B	1.96	12-1-2018	75,000	74,876

Hawaii: 0.19%

GO Revenue: 0.19%
Hawaii Series FU	2.20	1-1-2019	45,000	44,938

Kentucky: 0.45%

Education Revenue: 0.45%
Kentucky Higher Education Student Loan Corporation Series 2013-1 Class A1 (1 Month LIBOR +0.50%) ±	2.41	6-1-2026	104,114	104,137

Minnesota: 0.35%

GO Revenue: 0.35%
Minneapolis Metropolitan Council Taxable Bonds Series 2018B	3.00	3-1-2019	80,000	80,365

New Jersey: 0.43%

Health Revenue: 0.43%
Bergen County NJ Improvement Authority Guaranteed Project Notes	2.25	3-1-2019	100,000	99,932

New York: 0.44%

Tax Revenue: 0.44%
New York City Transitional Finance Authority Future Tax Secured Bonds Fiscal 2010 Series A-2	4.85	5-1-2019	100,000	102,243

Ohio: 0.32%

Health Revenue: 0.32%
Ohio Taxable Hospital Refunding Bonds Series B	1.56	1-1-2019	75,000	74,624

South Carolina: 0.22%

Education Revenue: 0.22%
South Carolina Student Loan Corporation Series 2010-1 Class A2 (3 Month LIBOR +1.00%) ±	3.36	7-25-2025	49,597	49,814

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Stable Income Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Texas: 0.34%

Education Revenue: 0.26%
Texas Tech University Revenues Financing System Refunding and Improvement Bonds Taxable Series 2017-B	1.56%	2-15-2019	$60,000	$59,653

GO Revenue: 0.08%
Houston TX Taxable Pension Obligation Bonds Series 2017	2.20	3-1-2019	20,000	19,969

				79,622

Virginia: 0.41%

Education Revenue: 0.41%
Virginia College Building Authority Educational Facilities Series D	2.00	2-1-2019	95,000	94,744

Wisconsin: 0.24%

Education Revenue: 0.24%
Wisconsin PFA Taxable Refunding Bond Series A	1.48	7-1-2018	55,000	54,973

Total Municipal Obligations (Cost $1,022,610)				1,019,649

Non-Agency Mortgage-Backed Securities: 1.06%
GAHR Commercial Mortgage Trust Series 2015 Class AFL1 (1 Month LIBOR +1.30%) ±144A	3.45	12-15-2034	20,070	20,070
Towd Point Mortgage Trust Series 2015-6 Class A1 ±±144A	3.50	4-25-2055	58,059	58,165
Towd Point Mortgage Trust Series 2016-3 Class A1 ±±144A	2.25	4-25-2056	65,987	64,660
Towd Point Mortgage Trust Series 2017-1 Class A1 ±±144A	2.75	10-25-2056	104,300	102,503

Total Non-Agency Mortgage-Backed Securities (Cost $249,086)				245,398

U.S. Treasury Securities: 10.37%
U.S. Treasury Note	0.75	9-30-2018	200,000	199,164
U.S. Treasury Note	1.13	1-15-2019	475,000	471,976
U.S. Treasury Note	1.25	5-31-2019	750,000	742,441
U.S. Treasury Note	1.25	6-30-2019	475,000	469,768
U.S. Treasury Note	1.25	8-31-2019	50,000	49,340
U.S. Treasury Note	1.38	7-31-2019	475,000	469,860

Total U.S. Treasury Securities (Cost $2,421,590)				2,402,549

Yankee Corporate Bonds and Notes: 5.67%

Energy: 1.01%

Oil, Gas & Consumable Fuels: 1.01%
BP Capital Markets plc	2.32	2-13-2020	50,000	49,580
BP Capital Markets plc	4.50	10-1-2020	30,000	31,065
Statoil ASA	2.25	11-8-2019	60,000	59,658
Total Capital SA	4.45	6-24-2020	90,000	92,949

				233,252

Financials: 2.79%

Banks: 2.31%
Bank of Montreal	1.35	8-28-2018	30,000	29,931

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Stable Income Portfolio	35

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)
Bank of Nova Scotia	2.13%	9-11-2019	$100,000	$99,341
Bank of Nova Scotia (3 Month LIBOR +0.47%) ±	2.54	6-11-2018	90,000	90,008
Royal Bank of Canada Incorporated	2.00	10-1-2018	150,000	149,770
Royal Bank of Canada Incorporated (3 Month LIBOR +0.73%) ±	3.09	2-1-2022	75,000	75,708
Toronto Dominion Bank (3 Month LIBOR +0.54%) ±	2.90	7-23-2018	90,000	90,084

				534,842

Diversified Financial Services: 0.48%
Shell International Finance BV	1.38	5-10-2019	50,000	49,456
Shell International Finance BV	4.38	3-25-2020	60,000	61,684

				111,140

Health Care: 0.49%

Health Care Equipment & Supplies: 0.13%
Medtronic Incorporated	1.70	3-28-2019	30,000	29,813

Pharmaceuticals: 0.36%
Actavis Funding SCS	3.00	3-12-2020	35,000	34,821
Shire plc ADR	1.90	9-23-2019	50,000	49,281

				84,102

Industrials: 0.82%

Electrical Equipment: 0.51%
Tyco Electronics Group SA	2.35	8-1-2019	50,000	49,768
Tyco Electronics Group SA	2.38	12-17-2018	69,000	68,926

				118,694

Road & Rail: 0.31%
Canadian National Railway Company	5.55	3-1-2019	70,000	71,364

Information Technology: 0.35%

Semiconductors & Semiconductor Equipment: 0.35%
Micron Semiconductor Asia Private Limited	1.26	1-15-2019	80,000	79,646

Telecommunication Services: 0.21%

Diversified Telecommunication Services: 0.21%
Orange SA	1.63	11-3-2019	50,000	49,162

Total Yankee Corporate Bonds and Notes (Cost $1,316,558)				1,312,015

	Yield		Shares
Short-Term Investments: 8.52%

Investment Companies: 3.57%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.67		827,440	827,440

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Stable Income Portfolio	Portfolio of investments—May 31, 2018

	Yield	Maturity date	Principal	Value

U.S. Treasury Securities: 4.95%
U.S. Treasury Bill (z)#	1.86%	8-23-2018	$1,150,000	$1,145,072

Total Short-Term Investments (Cost $1,972,483)				1,972,512

Total investments in securities (Cost $22,858,457)	99.61%	23,066,403
Other assets and liabilities, net	0.39	90,991

Total net assets	100.00%	$23,157,394

±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¤	The security is issued in zero coupon form with no periodic interest payments.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

ADR	American depositary receipt

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GO	General obligation

HUD	Department of Housing and Urban Development

LIBOR	London Interbank Offered Rate

PFA	Public Finance Authority

RDA	Redevelopment Authority

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	352,626	13,207,943	12,733,129	827,440	$0	$0	$6,685	$827,440	3.57%

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short
5-Year U.S. Treasury Notes	(10)	9-28-2018	$(1,143,495)	$(1,139,706)	$3,789	$0

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2018	Wells Fargo Stable Income Portfolio	37

Assets
Investments in unaffiliated securities, at value (cost $22,031,017)	$22,238,963
Investments in affiliated securities, at value (cost $827,440)	827,440
Cash	4,724
Segregated cash for futures transactions	5,600
Receivable for investments sold	39,738
Receivable for interest	103,560
Receivable from adviser	541
Prepaid expenses and other assets	54

Total assets	23,220,620

Liabilities
Professional fees payable	54,541
Shareholder report expenses payable	7,643
Payable for daily variation margin on open futures contracts	956
Accrued expenses and other liabilities	86

Total liabilities	63,226

Total net assets	$23,157,394

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Stable Income Portfolio	Statement of operations—year ended May 31, 2018

Investment income
Interest	$497,961
Income from affiliated securities	6,685

Total investment income	504,646

Expenses
Advisory fee	70,879
Custody and accounting fees	10,545
Professional fees	59,586
Shareholder report expenses	1,825
Trustees’ fees and expenses	23,013
Other fees and expenses	4,892

Total expenses	170,740
Less: Fee waivers and/or expense reimbursements	(74,934)

Net expenses	95,806

Net investment income	408,840

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(269)
Futures transactions	27,957

Net realized gains on investments	27,688

Net change in unrealized gains (losses) on:
Unaffiliated securities	(240,295)
Futures transactions	5,450

Net change in unrealized gains (losses) on investments	(234,845)

Net realized and unrealized gains (losses) on investments	(207,157)

Net increase in net assets resulting from operations	$201,683

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Stable Income Portfolio	39

	Year ended May 31, 2018	Year ended May 31, 2017

Operations
Net investment income	$408,840	$389,666
Net realized gains on investments	27,688	68,947
Net change in unrealized gains (losses) on investments	(234,845)	(27,594)

Net increase in net assets resulting from operations	201,683	431,019

Capital transactions
Transactions in investors’ beneficial interests
Contributions	1,373,921	2,825,563
Withdrawals	(3,316,389)	(8,776,604)

Net decrease in net assets resulting from capital transactions	(1,942,468)	(5,951,041)

Total decrease in net assets	(1,740,785)	(5,520,022)

Net assets
Beginning of period	24,898,179	30,418,201

End of period	$23,157,394	$24,898,179

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Stable Income Portfolio	Financial highlights

	Year ended May 31
	2018	2017	2016	2015	2014
Total return	0.86%	1.50%	0.83%	0.89%	1.52%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.65%	0.62%	0.64%	0.66%
Net expenses	0.41%	0.41%	0.41%	0.41%	0.41%
Net investment income	1.73%	1.36%	1.22%	1.20%	1.41%
Supplemental data
Portfolio turnover rate	43%	46%	20%	26%	33%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Stable Income Portfolio	41

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Stable Income Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

42	Wells Fargo Stable Income Portfolio	Notes to financial statements

Upon entering into futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Federal and other taxes

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $22,862,246 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$288,339
Gross unrealized losses	(80,393)
Net unrealized gains	$207,946

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Stable Income Portfolio	43

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$5,058,746	$0	$5,058,746

Asset-backed securities	0	4,548,600	0	4,548,600

Corporate bonds and notes	0	6,296,444	0	6,296,444

Government agency debt	0	110,426	0	110,426

Municipal obligations	0	1,019,649	0	1,019,649

Non-agency mortgage backed securities	0	345,462	0	345,462

U.S. Treasury securities	2,402,549	0	0	2,402,549

Yankee corporate bonds and notes	0	1,312,015	0	1,312,015

Short-term investments
Investment companies	827,440	0	0	827,440
U.S. Treasury securities	1,145,072	0	0	1,145,072
Futures contracts	3,789	0	0	3,789
Total assets	$4,378,850	$18,691,342	$0	$23,070,192

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of investments. Futures contracts current day’s variation margin is reported on the Statement of assets and liabilities. All other assets and liabilities are reported at their market value at measurement date.

The Portfolio recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2018, the Portfolio did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.30% and declining to 0.225% as the average daily net assets of the Portfolio increase. For the year ended May 31, 2018, the advisory fee was equivalent to an annual rate of 0.30% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Galliard Capital Management, Inc., an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain the net operating expense ratio of the Portfolio.

Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

44	Wells Fargo Stable Income Portfolio	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$4,092,215	$9,840,816	$3,505,760	$6,526,931

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2018, the Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Portfolio had an average notional amount of $1,171,958 in short futures contracts during the year ended May 31, 2018.

The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Portfolio has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolio to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
JPMorgan	$3,789*	$0	$0	$3,789

*

Amount represents cumulative unrealized gains (losses) on futures contracts as reported in the table following the Portfolio of investments. Only the current day’s variation margin as of May 31, 2018 is reported separately on the Statement of Assets and Liabilities.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Stable Income Portfolio	45

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Stable Income Portfolio (the “Portfolio”), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

46	Wells Fargo Moderate Balanced Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 18.54% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $9,556,501 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $992,552 of income dividends paid during the fiscal year ended May 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2018, $1,731,330 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2018, $1,276,403 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2018, 3.47% of the dividends distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund and the Portfolio each file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Moderate Balanced Fund	47

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

48	Wells Fargo Moderate Balanced Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Moderate Balanced Fund	49

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]

Jeremy DePalma acts as Treasurer of Moderate Balanced Fund and Assistant Treasurer of Stable Income Portfolio. In addition, Jeremy DePalma acts as Treasurer of 75 other funds and Assistant Treasurer of 76 other funds in the Fund Complex. Nancy Wiser serves as Treasurer of Stable Income Portfolio as well as 76 other funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

50	Wells Fargo Moderate Balanced Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Moderate Balanced Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Moderate Balanced Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.” The Fund is a gateway blended fund that invests all of its assets in multiple portfolios of Wells Fargo Master Trust.

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Moderate Balanced Fund	51

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of its Universe for the five- and ten-year periods under review, but lower than the average investment performance of its Universe for the one- and three-year periods under review. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark, the Moderate Balanced Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for the one-, three- and five-year periods under review, but lower than its benchmark for the ten-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board noted that the Fund is a gateway blended fund that invests all of its assets in multiple master portfolios, and therefore pays an advisory fee to Funds Management.

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

52	Wells Fargo Moderate Balanced Fund	Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Other information (unaudited)	Wells Fargo Stable Income Portfolio	53

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Stable Income Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory or sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo Stable Income Portfolio (the “Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Galliard Capital Management, Inc. (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory and administrative services provided to the Portfolio, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates.

54	Wells Fargo Stable Income Portfolio	Other information (unaudited)

Investment performance and expenses

The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio (Master Class) was higher than the average investment performance of the Universe for the five-year period under review, but lower than the average investment performance of the Universe for the one-, three-, and ten-year periods under review. The Board also noted that the investment performance of the Portfolio was higher than its benchmark index, the Bloomberg Barclays Short-Term Index 9-12 Months, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Portfolio relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Portfolio’s investment performance. The board also took note of the positive performance of the Portfolio relative to the benchmark index.

The Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding class-specific expense groups that was determined by Broadridge to be similar to the Portfolio (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group. The Board also received an explanation of how funds comprising expense Group and its expense ratios may vary from year-to-year.

The Board took into account the Portfolio’s performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Portfolio to Funds Management for investment advisory services under the Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was lower than the median rate for the Portfolio’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the current affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Portfolio and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio was subsumed in the WFAM and Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Stable Income Portfolio	55

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Portfolio shareholders, are means of sharing potential economies of scale with shareholders of the Portfolio.

The Board concluded that the Portfolio’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

56	Wells Fargo Moderate Balanced Fund	Appendix (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix (unaudited)	Wells Fargo Moderate Balanced Fund	57
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

58	Wells Fargo Moderate Balanced Fund	Appendix (unaudited)
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

312324 07-18 A279/AR279 05-18

Annual Report

May 31, 2018

Wells Fargo C&B Large Cap Value Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo C&B Large Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo C&B Large Cap Value Fund for the 12-month period that ended May 31, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the 12-month period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.38% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 9.67%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 14.03%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.37% while fixed-income investments outside the U.S. gained 3.4%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.11%, and the ICE BofAML U.S. High Yield Index7 was up 2.29%.

Global economic growth benefited equity investments during the second quarter of 2017.

As the second quarter of 2017 drew to a close, the U.S. Federal Reserve (Fed) raised the target federal funds interest rate by a quarter percentage point to a range of 0.75% to 1.00% in June. The U.S. central bank cited economic data that reflected a healthy economy as the basis for its decision. Gross domestic product (GDP) growth on an annualized basis was at 3.1% for the second quarter, hiring remained strong, and business and consumer sentiment was favorable. With the interest rate increase, short-term bond yields rose while longer-term Treasury yields were little changed, leading to positive performance. Investment-grade, high-yield, and municipal bonds benefited from strong demand.

Although economic momentum increased in Europe, the European Central Bank (ECB) held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. The Bank of Japan also continued economic and monetary policies that align with Prime Minister Shinzō Abe’s efforts to encourage business activity and economic growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo C&B Large Cap Value Fund	3

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. GDP growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the Fed’s targets.

Economic momentum increased in Europe; the ECB held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first five months of 2018 as economic signals were mixed.

The first five months of 2018 began with stock market gains. Subsequently, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.83% and 3.11%, respectively, on May 31, 2018.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering. The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. In April, the U.S. Bureau of Economic Analysis placed first-quarter U.S. GDP growth at 2.3%. The unemployment rate fell to a 18-year low of 3.8% in May and wage growth data improved.

Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the first five months of 2018 due to escalating tensions over potential international trade tariffs. At the same time, interest rates and inflationary pressures generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering.

4	Wells Fargo C&B Large Cap Value Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo C&B Large Cap Value Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Cooke & Bieler, L.P.

Portfolio managers

Andrew Armstrong, CFA®

Steve Lyons, CFA®

Michael M. Meyer, CFA®

Edward W. O’Connor, CFA®

R. James O’Neil, CFA®

Mehul Trivedi, CFA®

William Weber, CFA®

Average annual total returns (%) as of May 31, 2018

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (CBEAX)	7-26-2004	0.16	8.85	6.87	6.29	10.15	7.50	1.24	1.08
Class C (CBECX)	7-26-2004	4.46	9.32	6.70	5.46	9.32	6.70	1.99	1.83
Class R6 (CBEJX)[4]	10-31-2016	–	–	–	6.76	10.54	7.88	0.81	0.65
Administrator Class (CBLLX)	7-26-2004	–	–	–	6.36	10.32	7.69	1.16	1.00
Institutional Class (CBLSX)	7-26-2004	–	–	–	6.68	10.59	7.97	0.91	0.75
Russell 1000® Value Index[5]	–	–	–	–	8.25	10.09	7.38	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo C&B Large Cap Value Fund	7

Growth of $10,000 investment as of May 31, 2018[6]

[1]	The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through September 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had been included, returns for Class R6 shares would be higher.

[5]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo C&B Large Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund posted a positive return but underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended May 31, 2018.

∎	From a positioning standpoint, the portfolio’s underweight to energy was the biggest detractor from performance.

∎	Portfolio positioning contributed to performance, particularly the Fund’s underweight to the higher-yielding real estate, utilities, staples, and telecommunication services (RUST) sectors.

Over the past year, investors encountered tax reform, higher interest rates, and increased volatility but still sent stocks higher for the ninth consecutive year. While the Fund’s absolute return was nicely positive, it lagged its benchmark, hurt by both its underweight to energy and some stock-specific setbacks. However, we believe these issues are temporary and we are excited about the Fund’s prospects.

The largest detractors from the Fund’s performance were Allergan, World Fuel Services, and Crown Holdings. Allergan suffered due to concerns regarding competition for two significant drugs, Restasis and Botox—concerns we believe are overshadowing the compelling value the company is creating elsewhere in its portfolio. World Fuel Services, a fuel distributor serving land, marine, and aviation markets, suffered from a combination of weak demand in its marine segment and subpar management execution, but we believe it is well positioned to potentially add value for investors over the long term. Crown Holdings, a leading manufacturer of beverage cans, suffered along with many consumer staples–related businesses and the market’s less-than-enthusiastic reaction to a significant acquisition but remains a high-quality business trading at an increasingly compelling valuation. The top contributors to the Fund’s performance were JPMorgan, Twenty-First Century Fox, and Progressive Corporation. JPMorgan and Progressive each continued to benefit from strong execution, a favorable macroeconomic backdrop, and their solid competitive positions. Twenty-First Century Fox rallied in the wake of Disney’s offer to purchase the company’s assets, including its iconic movie studio and extensive international holdings. Outside stock-specific developments among the Fund’s holdings, portfolio positioning was a slight positive as the Fund’s underweight to yield-driven RUST sectors was only partially offset by a lack of exposure to the energy sector.

Ten largest holdings (%) as of May 31, 2018[7]
AerCap Holdings NV	3.22
Allergan plc	2.90
Verizon Communications Incorporated	2.88
Intercontinental Exchange Incorporated	2.80
Crown Holdings Incorporated	2.77
Arrow Electronics Incorporated	2.75
JPMorgan Chase & Company	2.75
Gildan Activewear Incorporated	2.68
State Street Corporation	2.65
Laboratory Corporation of America Holdings	2.60

Our focus on long-term fundamentals continued to unearth attractive opportunities during the period.

During the year, our research efforts uncovered a number of compelling values. We initiated positions in software and services supplier to the telecommunications industry Amdocs Limited; global electronic component distributor Arrow Electronics, Incorporated; welding supply and air flow management company Colfax Corporation; multi-industrial Johnson Controls International plc; property and casualty insurer Markel Corporation; auto-repair tools and diagnostic equipment manufacturer Snap-on Incorporated; and the U.S.’s largest wireless communications company, Verizon Communications Incorporation.

To make room for these positions, we eliminated Bank of America Corporation; Chevron Corporation; Parker-Hannifin Corporation; Rockwell Collins, Incorporated; The Western Union Company; 3M Company; Brinker International, Incorporated; and Black Knight, Incorporated.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo C&B Large Cap Value Fund	9

Traction in the economy should provide a favorable backdrop for equity investing.

Traction in the economy appears solid and the benefits of tax reform should allow fundamentals to continue to improve, providing a favorable backdrop for equity investing despite a likely rise in interest rates. However, demanding valuations and increasingly divergent fundamental performance may lead to greater dispersion among stocks and sectors, giving active managers more opportunity to add value. We remain confident in our investment team’s stock-picking ability underpinned by a disciplined process, rigorous research effort, and unique culture.

Sector distribution as of May 31, 2018[8]

Please see footnotes on page 7.

10	Wells Fargo C&B Large Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2017 to May 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2017	Ending account value 5-31-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$973.84	$5.31	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.44	1.08%
Class C
Actual	$1,000.00	$969.97	$8.99	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.81	$9.20	1.83%
Class R6
Actual	$1,000.00	$976.54	$3.20	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28	0.65%
Administrator Class
Actual	$1,000.00	$974.58	$4.92	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%
Institutional Class
Actual	$1,000.00	$975.79	$3.69	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2018	Wells Fargo C&B Large Cap Value Fund	11

Security name	Value

Investment Companies: 99.93%

Affiliated Master Portfolio: 99.93%
Wells Fargo C&B Large Cap Value Portfolio	$354,969,767

Total Investment Companies (Cost $287,979,452)	354,969,767

Total investments in securities (Cost $287,979,452)	99.93%	354,969,767
Other assets and liabilities, net	0.07	257,833

Total net assets	100.00%	$355,227,600

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets

Wells Fargo C&B Large Cap Value Portfolio	90%	93%	$30,034,249	$(11,845,354)	$6,003,753	$289,988	$354,969,767	99.93%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo C&B Large Cap Value Fund	Statement of assets and liabilities—May 31, 2018

Assets
Investment in affiliated Master Portfolio, at value (cost $287,979,452)	$354,969,767
Receivable for Fund shares sold	289,493
Receivable from manager	24,827
Prepaid expenses and other assets	138,348

Total assets	355,422,435

Liabilities
Payable for Fund shares redeemed	101,887
Administration fees payable	37,246
Shareholder servicing fees payable	23,640
Professional fees payable	14,347
Distribution fee payable	7,099
Accrued expenses and other liabilities	10,616

Total liabilities	194,835

Total net assets	$355,227,600

NET ASSETS CONSIST OF
Paid-in capital	$277,362,951
Undistributed net investment income	1,304,663
Accumulated net realized gains on investments	9,569,671
Net unrealized gains on investments	66,990,315

Total net assets	$355,227,600

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$85,706,812
Shares outstanding – Class A1	6,162,096
Net asset value per share – Class A	$13.91
Maximum offering price per share – Class A2	$14.76
Net assets – Class C	$11,031,387
Shares outstanding – Class C1	802,136
Net asset value per share – Class C	$13.75
Net assets – Class R6	$110,664,917
Shares outstanding – Class R6[1]	7,924,033
Net asset value per share – Class R6	$13.97
Net assets – Administrator Class	$12,742,442
Shares outstanding – Administrator Class[1]	915,463
Net asset value per share – Administrator Class	$13.92
Net assets – Institutional Class	$135,082,042
Shares outstanding – Institutional Class[1]	9,679,237
Net asset value per share – Institutional Class	$13.96

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2018	Wells Fargo C&B Large Cap Value Fund	13

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $55,210)	$6,003,753
Affiliated income allocated from affiliated Master Portfolio	289,988
Expenses allocated from affiliated Master Portfolio	(2,513,926)
Waivers allocated from affiliated Master Portfolio	56,792

Total investment income	3,836,607

Expenses
Management fee	186,940
Administration fees
Class A	186,796
Class C	21,991
Class R6	11,125
Administrator Class	17,618
Institutional Class	290,967
Shareholder servicing fees
Class A	222,376
Class C	26,180
Administrator Class	33,881
Distribution fee
Class C	78,541
Custody and accounting fees	13,662
Professional fees	29,836
Registration fees	61,018
Shareholder report expenses	27,207
Trustees’ fees and expenses	20,224
Interest expense	718
Other fees and expenses	11,687

Total expenses	1,240,767
Less: Fee waivers and/or expense reimbursements	(427,311)

Net expenses	813,456

Net investment income	3,023,151

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	30,034,249
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(11,845,354)

Net realized and unrealized gains (losses) on investments	18,188,895

Net increase in net assets resulting from operations	$21,212,046

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo C&B Large Cap Value Fund	Statement of changes in net assets

	Year ended May 31, 2018		Year ended May 31, 2017

Operations
Net investment income		$3,023,151		$2,441,983
Net realized gains on investments		30,034,249		28,429,697
Net change in unrealized gains (losses) on investments		(11,845,354)		20,576,353

Net increase in net assets resulting from operations		21,212,046		51,448,033

Distributions to shareholders from
Net investment income
Class A		(403,349)		(508,998)
Class R6		(36,739)		(247)[1]
Administrator Class		(86,666)		(89,812)
Institutional Class		(2,028,817)		(1,662,224)
Net realized gains
Class A		(8,840,199)		(1,560,447)
Class C		(1,063,860)		(132,219)
Class R6		(416,469)		(462)[1]
Administrator Class		(1,446,711)		(260,235)
Institutional Class		(25,953,214)		(3,224,709)

Total distributions to shareholders		(40,276,024)		(7,439,353)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	919,384	13,795,201	343,881	4,625,261
Class C	281,614	4,187,818	90,681	1,227,446
Class R6	7,863,006	110,525,989	244,820 [1]	3,471,021 [1]
Administrator Class	297,700	4,486,264	88,498	1,179,784
Institutional Class	6,201,334	92,921,657	8,708,468	116,569,551

		225,916,929		127,073,063

Reinvestment of distributions
Class A	629,729	9,080,968	149,087	2,020,559
Class C	73,825	1,051,272	9,313	125,264
Class R6	31,033	449,875	52 [1]	709 [1]
Administrator Class	87,651	1,265,630	21,954	297,736
Institutional Class	1,065,954	15,442,909	96,800	1,316,884

		27,290,654		3,761,152

Payment for shares redeemed
Class A	(1,094,969)	(16,239,579)	(1,830,336)	(25,105,145)
Class B	N/A	N/A	(8,260)[2]	(110,160)[2]
Class C	(110,207)	(1,620,229)	(126,360)	(1,716,056)
Class R6	(212,138)	(3,029,866)	(2,740)[1]	(39,885)[1]
Administrator Class	(257,513)	(3,725,510)	(1,173,095)	(15,742,381)
Institutional Class	(12,692,000)	(180,616,185)	(4,327,353)	(58,430,077)

		(205,231,369)		(101,143,704)

Net increase in net assets resulting from capital share transactions		47,976,214		29,690,511

Total increase in net assets		28,912,236		73,699,191

Net assets
Beginning of period		326,315,364		252,616,173

End of period		$355,227,600		$326,315,364

Undistributed net investment income		$1,304,663		$837,083

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	For the period from June 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Large Cap Value Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.54	$12.55	$13.07	$11.99	$10.32
Net investment income	0.09 [1]	0.08	0.11 [1]	0.10	0.09
Net realized and unrealized gains (losses) on investments	0.87	2.23	(0.14)	1.07	1.68

Total from investment operations	0.96	2.31	(0.03)	1.17	1.77
Distributions to shareholders from
Net investment income	(0.06)	(0.08)	(0.10)	(0.09)	(0.10)
Net realized gains	(1.53)	(0.24)	(0.39)	0.00	0.00

Total distributions to shareholders	(1.59)	(0.32)	(0.49)	(0.09)	(0.10)
Net asset value, end of period	$13.91	$14.54	$12.55	$13.07	$11.99
Total return[2]	6.29%	18.62%	(0.08)%	9.78%	17.25%
Ratios to average net assets (annualized)
Gross expenses[3]	1.21%	1.24%	1.25%	1.29%	1.31%
Net expenses[3]	1.10%	1.15%	1.15%	1.15%	1.15%
Net investment income[3]	0.58%	0.62%	0.89%	0.73%	0.86%
Supplemental data
Portfolio turnover rate[4]	42%	89%	29%	35%	22%
Net assets, end of period (000s omitted)	$85,707	$83,016	$88,387	$27,085	$29,537

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%
Year ended May 31, 2015	0.68%
Year ended May 31, 2014	0.68%

[4]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo C&B Large Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.44	$12.48	$13.01	$11.95	$10.29
Net investment income (loss)	(0.02)[1]	(0.02)	0.01	(0.00)[2]	0.01
Net realized and unrealized gains (losses) on investments	0.86	2.22	(0.14)	1.07	1.67

Total from investment operations	0.84	2.20	(0.13)	1.07	1.68
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	(0.01)	(0.02)
Net realized gains	(1.53)	(0.24)	(0.39)	0.00	0.00

Total distributions to shareholders	(1.53)	(0.24)	(0.40)	(0.01)	(0.02)
Net asset value, end of period	$13.75	$14.44	$12.48	$13.01	$11.95
Total return[3]	5.46%	17.73%	(0.82)%	8.93%	16.39%
Ratios to average net assets (annualized)
Gross expenses[4]	1.96%	1.99%	2.00%	2.04%	2.06%
Net expenses[4]	1.85%	1.90%	1.90%	1.90%	1.90%
Net investment income (loss)[4]	(0.16)%	(0.13)%	0.11%	(0.02)%	0.11%
Supplemental data
Portfolio turnover rate[5]	42%	89%	29%	35%	22%
Net assets, end of period (000s omitted)	$11,031	$8,043	$7,282	$7,654	$7,262

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Total return calculations do not include any sales charges.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%
Year ended May 31, 2015	0.68%
Year ended May 31, 2014	0.68%

[5]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Large Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2018	2017[1]
Net asset value, beginning of period	$14.59	$12.73
Net investment income	0.18 [2]	0.16
Net realized and unrealized gains (losses) on investments	0.85	2.06

Total from investment operations	1.03	2.22
Distributions to shareholders from
Net investment income	(0.12)	(0.12)
Net realized gains	(1.53)	(0.24)

Total distributions to shareholders	(1.65)	(0.36)
Net asset value, end of period	$13.97	$14.59
Total return[3]	6.76%	17.65%
Ratios to average net assets (annualized)
Gross expenses[4]	0.77%	0.81%
Net expenses[4]	0.65%	0.70%
Net investment income[4]	1.28%	1.04%
Supplemental data
Portfolio turnover rate[5]	42%	89%
Net assets, end of period (000s omitted)	$110,665	$3,532

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.65%
Year ended May 31, 2017[1]	0.68%

[5]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo C&B Large Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.56	$12.54	$13.07	$12.00	$10.32
Net investment income	0.10 [1]	0.10 [1]	0.13 [1]	0.13	0.12 [1]
Net realized and unrealized gains (losses) on investments	0.87	2.24	(0.15)	1.06	1.68

Total from investment operations	0.97	2.34	(0.02)	1.19	1.80
Distributions to shareholders from
Net investment income	(0.08)	(0.08)	(0.12)	(0.12)	(0.12)
Net realized gains	(1.53)	(0.24)	(0.39)	0.00	0.00

Total distributions to shareholders	(1.61)	(0.32)	(0.51)	(0.12)	(0.12)
Net asset value, end of period	$13.92	$14.56	$12.54	$13.07	$12.00
Total return	6.36%	18.82%	0.11%	9.93%	17.49%
Ratios to average net assets (annualized)
Gross expenses[2]	1.13%	1.16%	1.16%	1.13%	1.14%
Net expenses[2]	1.00%	1.00%	0.98%	0.95%	0.95%
Net investment income[2]	0.69%	0.77%	1.03%	0.92%	1.08%
Supplemental data
Portfolio turnover rate[3]	42%	89%	29%	35%	22%
Net assets, end of period (000s omitted)	$12,742	$11,467	$23,210	$55,705	$53,884

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%
Year ended May 31, 2015	0.68%
Year ended May 31, 2014	0.68%

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Large Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.58	$12.58	$13.11	$12.03	$10.35
Net investment income	0.13 [1]	0.14	0.16	0.15	0.14
Net realized and unrealized gains (losses) on investments	0.89	2.22	(0.14)	1.08	1.69

Total from investment operations	1.02	2.36	0.02	1.23	1.83
Distributions to shareholders from
Net investment income	(0.11)	(0.12)	(0.16)	(0.15)	(0.15)
Net realized gains	(1.53)	(0.24)	(0.39)	0.00	0.00

Total distributions to shareholders	(1.64)	(0.36)	(0.55)	(0.15)	(0.15)
Net asset value, end of period	$13.96	$14.58	$12.58	$13.11	$12.03
Total return	6.68%	19.05%	0.33%	10.15%	17.86%
Ratios to average net assets (annualized)
Gross expenses[2]	0.88%	0.91%	0.92%	0.86%	0.88%
Net expenses[2]	0.77%	0.80%	0.77%	0.70%	0.70%
Net investment income[2]	0.87%	0.96%	1.25%	1.18%	1.34%
Supplemental data
Portfolio turnover rate[3]	42%	89%	29%	35%	22%
Net assets, end of period (000s omitted)	$135,082	$220,257	$133,632	$132,768	$104,758

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%
Year ended May 31, 2015	0.68%
Year ended May 31, 2014	0.68%

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo C&B Large Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Large Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in a separate diversified portfolio of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2018, the Fund owned 93% of Wells Fargo C&B Large Cap Value Portfolio (the “affiliated Master Portfolio”). The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2018 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis.

The Fund records daily its proportionate share of the affiliated Master Portfolio’s dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo C&B Large Cap Value Fund	21

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $290,194,233 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$66,990,315
Gross unrealized losses	(2,214,781)
Net unrealized gains	$64,775,534

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2018, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio were as follows:

Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal	$354,969,767

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase. For the year ended May 31, 2018, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

22	Wells Fargo C&B Large Cap Value Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through September 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.08% for Class A shares, 1.83% for Class C shares, 0.65% for Class R6 shares, 1.00% for Administrator Class shares, and 0.75% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to October 1, 2017, the Fund’s expenses were capped at 1.15% for Class A shares, 1.90% for Class C shares, 0.70% for Class R6 shares, and 0.80% for Institutional Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2018, Funds Distributor received $8,127 from the sale of Class A shares and $145 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2018 were $153,651,825 and $149,726,700, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

During the year ended May 31, 2018, the Fund had average borrowings outstanding of $23,854 at an average interest rate of 3.01% and paid interest in the amount of $718.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2018 and May 31, 2017 were as follows:

	Year ended May 31
	2018	2017
Ordinary income	$9,020,097	$2,849,839
Long-term capital gain	31,255,927	4,589,514

Notes to financial statements	Wells Fargo C&B Large Cap Value Fund	23

As of May 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$4,117,320	$8,971,795	$64,775,534

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo C&B Large Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo C&B Large Cap Value Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

Portfolio of investments—May 31, 2018	Wells Fargo C&B Large Cap Value Portfolio	25

Security name	Shares	Value

Common Stocks: 97.07%

Consumer Discretionary: 12.77%

Hotels, Restaurants & Leisure: 2.25%
Carnival Corporation	138,400	$8,619,552

Household Durables: 2.14%
Whirlpool Corporation «	56,400	8,163,900

Media: 3.41%
Omnicom Group Incorporated	137,600	9,918,208
Twenty-First Century Fox Incorporated Class A	81,100	3,126,405

		13,044,613

Textiles, Apparel & Luxury Goods: 4.97%
Gildan Activewear Incorporated	354,500	10,255,685
HanesBrands Incorporated «	478,800	8,728,524

		18,984,209

Consumer Staples: 4.30%

Beverages: 1.47%
Diageo plc ADR	38,300	5,611,716

Personal Products: 0.89%
Unilever NV ADR «	61,300	3,418,701

Tobacco: 1.94%
Philip Morris International	93,100	7,405,174

Energy: 4.95%

Energy Equipment & Services: 1.43%
Schlumberger Limited	79,300	5,445,531

Oil, Gas & Consumable Fuels: 3.52%
Exxon Mobil Corporation	116,200	9,440,088
World Fuel Services Corporation	192,800	4,025,664

		13,465,752

Financials: 25.65%

Banks: 4.66%
JPMorgan Chase & Company	98,300	10,519,083
PNC Financial Services Group Incorporated	50,700	7,270,887

		17,789,970

Capital Markets: 7.88%
Brookfield Asset Management Incorporated Class A	232,800	9,274,752
Intercontinental Exchange Incorporated	150,900	10,697,301
State Street Corporation	105,600	10,149,216

		30,121,269

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo C&B Large Cap Value Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Consumer Finance: 1.79%
Synchrony Financial	198,000	$6,856,740

Diversified Financial Services: 2.34%
Berkshire Hathaway Incorporated Class B †	46,700	8,944,451

Insurance: 8.98%
Chubb Limited	74,900	9,788,681
FNF Group	254,700	9,413,712
Markel Corporation †	3,700	4,059,196
RenaissanceRe Holdings Limited	39,800	4,886,246
The Progressive Corporation	99,400	6,171,746

		34,319,581

Health Care: 13.80%

Health Care Equipment & Supplies: 3.09%
Abbott Laboratories	93,500	5,753,055
Becton Dickinson & Company	27,300	6,049,407

		11,802,462

Health Care Providers & Services: 5.55%
Cardinal Health Incorporated	97,200	5,063,148
Laboratory Corporation of America Holdings †	55,100	9,950,509
UnitedHealth Group Incorporated	25,700	6,206,807

		21,220,464

Pharmaceuticals: 5.16%
Allergan plc	73,600	11,098,880
Johnson & Johnson	72,100	8,624,602

		19,723,482

Industrials: 15.62%

Air Freight & Logistics: 2.56%
United Parcel Service Incorporated Class B	84,100	9,765,692

Building Products: 2.38%
Johnson Controls International plc	270,800	9,088,048

Electrical Equipment: 3.64%
AMETEK Incorporated	81,200	5,930,036
Eaton Corporation plc	104,400	7,994,952

		13,924,988

Machinery: 3.82%
Colfax Corporation †	187,400	5,730,692
Snap-on Incorporated	60,000	8,869,200

		14,599,892

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo C&B Large Cap Value Portfolio	27

Security name		Shares	Value

Trading Companies & Distributors: 3.22%
AerCap Holdings NV †		222,800	$12,323,068

Information Technology: 9.60%

Electronic Equipment, Instruments & Components: 4.09%
Arrow Electronics Incorporated †		142,000	10,525,040
TE Connectivity Limited		55,100	5,128,708

			15,653,748

IT Services: 4.44%
Accenture plc Class A		24,700	3,846,778
Alliance Data Systems Corporation		28,300	5,966,206
Amdocs Limited		105,900	7,144,014

			16,956,998

Semiconductors & Semiconductor Equipment: 1.07%
Analog Devices Incorporated		42,202	4,101,190

Materials: 5.86%

Chemicals: 1.01%
Axalta Coating Systems Limited †		123,900	3,854,529

Containers & Packaging: 4.85%
Ball Corporation		215,200	7,951,640
Crown Holdings Incorporated †		244,300	10,587,962

			18,539,602

Real Estate: 1.64%

Real Estate Management & Development: 1.64%
CBRE Group Incorporated Class A †		135,700	6,267,983

Telecommunication Services: 2.88%

Diversified Telecommunication Services: 2.88%
Verizon Communications Incorporated		230,700	10,997,469

Total Common Stocks (Cost $294,949,905)			371,010,774

	Yield
Short-Term Investments: 5.83%

Investment Companies: 5.83%
Securities Lending Cash Investment LLC (l)(r)(u)	1.91%	10,765,440	10,766,516
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.67	11,494,258	11,494,258

Total Short-Term Investments (Cost $22,260,725)			22,260,774

Total investments in securities (Cost $317,210,630)	102.90%	393,271,548
Other assets and liabilities, net	(2.90)	(11,068,431)

Total net assets	100.00%	$382,203,117

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo C&B Large Cap Value Portfolio	Portfolio of investments—May 31, 2018

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	24,100,596	198,898,913	212,234,069	10,765,440	$(35)	$0	$59,966	$10,766,516
Wells Fargo Government Money Market Fund Select Class	12,499,686	163,034,898	164,040,326	11,494,258	0	0	254,650	11,494,258

					$(35)	$0	$314,616	$22,260,774	5.83%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2018	Wells Fargo C&B Large Cap Value Portfolio	29

Assets
Investments in unaffiliated securities (including $10,333,397 of securities loaned), at value (cost $294,949,905)	$371,010,774
Investments in affiliated securities, at value (cost $22,260,725)	22,260,774
Receivable for dividends	995,700
Receivable for securities lending income	5,438
Prepaid expenses and other assets	11,548

Total assets	394,284,234

Liabilities
Payable upon receipt of securities loaned	10,766,500
Payable for investments purchased	1,061,065
Advisory fee payable	209,266
Accrued expenses and other liabilities	44,286

Total liabilities	12,081,117

Total net assets	$382,203,117

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo C&B Large Cap Value Portfolio	Statement of operations—year ended May 31, 2018

Investment income
Dividends (net of foreign withholding taxes of $59,798)	$6,518,844
Income from affiliated securities	314,616

Total investment income	6,833,460

Expenses
Advisory fee	2,639,938
Custody and accounting fees	20,612
Professional fees	41,139
Shareholder report expenses	1,559
Trustees’ fees and expenses	20,067
Other fees and expenses	9,078

Total expenses	2,732,393
Less: Fee waivers and/or expense reimbursements	(61,299)

Net expenses	2,671,094

Net investment income	4,162,366

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	34,247,191
Affiliated securities	(35)

Net realized gains on investments	34,247,156
Net change in unrealized gains (losses) on investments	(13,968,164)

Net realized and unrealized gains (losses) on investments	20,278,992

Net increase in net assets resulting from operations	$24,441,358

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo C&B Large Cap Value Portfolio	31

	Year ended May 31, 2018	Year ended May 31, 2017

Operations
Net investment income	$4,162,366	$3,655,932
Net realized gains on investments	34,247,156	33,005,051
Net change in unrealized gains (losses) on investments	(13,968,164)	22,347,142

Net increase in net assets resulting from operations	24,441,358	59,008,125

Capital transactions
Transactions in investors’ beneficial interests
Contributions	67,670,834	92,843,484
Withdrawals	(73,762,455)	(80,962,518)

Net increase (decrease) in net assets resulting from capital transactions	(6,091,621)	11,880,966

Total increase in net assets	18,349,737	70,889,091

Net assets
Beginning of period	363,853,380	292,964,289

End of period	$382,203,117	$363,853,380

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo C&B Large Cap Value Portfolio	Financial highlights

	Year ended May 31
	2018	2017	2016	2015	2014
Total return	6.65%	19.17%	0.35%	10.29%	17.80%
Ratios to average net assets (annualized)
Gross expenses	0.67%	0.68%	0.68%	0.68%	0.68%
Net expenses	0.66%	0.68%	0.68%	0.68%	0.68%
Net investment income	1.02%	1.09%	1.33%	1.20%	1.35%
Supplemental data
Portfolio turnover rate	42%	89%	29%	35%	22%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo C&B Large Cap Value Portfolio	33

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting tandards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Large Cap Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

34	Wells Fargo C&B Large Cap Value Portfolio	Notes to financial statements

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $320,654,531 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$88,442,203
Gross unrealized losses	(15,825,186)
Net unrealized gains	$72,617,017

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo C&B Large Cap Value Portfolio	35

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$48,812,274	$0	$0	$48,812,274
Consumer staples	16,435,591	0	0	16,435,591
Energy	18,911,283	0	0	18,911,283
Financials	98,032,011	0	0	98,032,011
Health care	52,746,408	0	0	52,746,408
Industrials	59,701,688	0	0	59,701,688
Information technology	36,711,936	0	0	36,711,936
Materials	22,394,131	0	0	22,394,131
Real estate	6,267,983	0	0	6,267,983
Telecommunication services	10,997,469	0	0	10,997,469

Short-term investments
Investment companies	11,494,258	0	0	11,494,258
Investments measured at net asset value*				10,766,516
Total assets	$382,505,032	$0	$0	$393,271,548

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investments, LLC valued at $10,766,516 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Portfolio recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2018, the Portfolio did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.475% as the average daily net assets of the Portfolio increase. For the year ended May 31, 2018, the advisory fee was equivalent to an annual rate of 0.65% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Cooke & Bieler, L.P., which is not an affiliate of Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.38% and declining to 0.30% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2018 were $165,439,591 and $161,213,341, respectively.

36	Wells Fargo C&B Large Cap Value Portfolio	Notes to financial statements

6. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A portfolio that invests a substantial portion of its assets in a sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo C&B Large Cap Value Portfolio	37

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo C&B Large Cap Value Portfolio (the “Portfolio”), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

38	Wells Fargo C&B Large Cap Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 52.40% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $31,255,927 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $6,268,390 of income dividends paid during the fiscal year ended May 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2018, $93,142 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2018, $6,464,526 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. The Fund and the Portfolio each file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo C&B Large Cap Value Fund	39

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

40	Wells Fargo C&B Large Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo C&B Large Cap Value Fund	41

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

42	Wells Fargo C&B Large Cap Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo C&B Large Cap Value Fund and Wells Fargo C&B Large Cap Value Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo C&B Large Cap Value Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo C&B Large Cap Value Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Cooke & Bieler L.P. (the “Sub-Adviser”).

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Other information (unaudited)	Wells Fargo C&B Large Cap Value Fund	43

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management is a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2017. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than or in range of the average investment performance of its Universe for all periods under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the Russell 1000® Value Index, for all periods under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

44	Wells Fargo C&B Large Cap Value Fund	Other information (unaudited)

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of these average rates for its expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. The Master Trust Board considered these amounts in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Master Trust Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Funds and the fund family as a whole.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. The Boards did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo C&B Large Cap Value Fund	45

Economies of scale

The Boards considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards also considered that, in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Funds.

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

46	Wells Fargo C&B Large Cap Value Fund	Appendix (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,
401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix (unaudited)	Wells Fargo C&B Large Cap Value Fund	47
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

48	Wells Fargo C&B Large Cap Value Fund	Appendix (unaudited)
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

312325 07-18 A280/AR280 05-18

Annual Report

May 31, 2018

Wells Fargo Emerging Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Emerging Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Emerging Growth Fund for the 12-month period that ended May 31, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the 12-month period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.38% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 9.67%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 14.03%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.37% while fixed-income investments outside the U.S. gained 3.4%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.11%, and the ICE BofAML U.S. High Yield Index7 was up 2.29%.

Global economic growth benefited equity investments during the second quarter of 2017.

As the second quarter of 2017 drew to a close, the U.S. Federal Reserve (Fed) raised the target federal funds interest rate by a quarter percentage point to a range of 0.75% to 1.00% in June. The U.S. central bank cited economic data that reflected a healthy economy as the basis for its decision. Gross domestic product (GDP) growth on an annualized basis was at 3.1% for the second quarter, hiring remained strong, and business and consumer sentiment was favorable. With the interest rate increase, short-term bond yields rose while longer-term Treasury yields were little changed, leading to positive performance. Investment-grade, high-yield, and municipal bonds benefited from strong demand.

Although economic momentum increased in Europe, the European Central Bank (ECB) held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. The Bank of Japan also continued economic and monetary policies that align with Prime Minister Shinzō Abe’s efforts to encourage business activity and economic growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Emerging Growth Fund	3

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. GDP growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the Fed’s targets.

Economic momentum increased in Europe; the ECB held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first five months of 2018 as economic signals were mixed.

The first five months of 2018 began with stock market gains. Subsequently, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.83% and 3.11%, respectively, on May 31, 2018.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering. The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. In April, the U.S. Bureau of Economic Analysis placed first-quarter U.S. GDP growth at 2.3%. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved.

Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the first five months of 2018 due to escalating tensions over potential international trade tariffs. At the same time, interest rates and inflationary pressures generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering.

4	Wells Fargo Emerging Growth Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Emerging Growth Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®, CPA

Thomas C. Ognar, CFA®

Average annual total returns (%) as of May 31, 2018

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WEMAX)	3-31-2008	25.27	12.53	10.06	32.91	13.87	10.71	1.36	1.35
Class C (WEMCX)	3-31-2008	30.82	13.00	9.88	31.82	13.00	9.88	2.11	2.10
Administrator Class (WFGDX)	1-31-2007	–	–	–	33.06	14.03	10.91	1.28	1.20
Institutional Class (WEMIX)	3-31-2008	–	–	–	33.44	14.38	11.24	1.03	0.90
Russell 2000® Growth Index[4]	–	–	–	–	25.08	13.33	10.47	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Emerging Growth Fund	7

Growth of $10,000 investment as of May 31, 2018[5]

[1]	The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through September 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Emerging Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed the Russell 2000® Growth Index for the 12-month period that ended May 31, 2018.

∎	Relative performance contributions came from the information technology (IT), consumer discretionary, and financials sectors.

∎	The industrials sector served as a detractor during the period.

Equity markets demonstrated strong consistency and low volatility during the period.

For much of 2017, investors were largely impervious to political discord and geopolitical unrest as markets showed strong consistency and low volatility. However, this sentiment changed drastically in the first five months of 2018 with a spike in volatility largely brought on by fears of inflation, which sent fixed-income yields higher, as well as a potential trade war with China. We managed to navigate the volatility in the market well and were able to trade around the valuation gap of many of our holdings to generate strong performance. With monetary policy expected to tighten, we believe that a tempered rise in rates will be beneficial to faster growth equities as it mollifies the bond-proxy trade—a trend that drove investors into slower-growing high-dividend-yielding stocks in order to compensate for lower yields within fixed income—that has been a headwind to our investing style in recent years.

Notable strength from the IT sector, particularly within the software-as-a-service area, aided relative performance as companies such as Proofpoint, Incorporated; HubSpot, Incorporated; and Q2 Holdings, Incorporated, delivered accelerating billings growth and other strong growth metrics while generating market share penetration and margin expansion within their respective industry vertical markets. Strength within the consumer discretionary sector also boosted the portfolio’s relative returns as companies like Planet Fitness, Incorporated, and Ollie’s Bargain Outlet Holdings, Incorporated, captured strong sales trends and benefited from their well-executed store-expansion strategy. We believe Ollie’s represents a unique growth opportunity as a retailer of closeout inventory offering a wide array of merchandise at prices well below department stores and mass-market retailers. Elsewhere within consumer discretionary, Chegg, Incorporated, rallied sharply after its student-learning platform generated strong subscriber growth. Going forward, we believe the company has the propensity to expand its presence outside the U.S. college student market into areas overseas.

Ten largest holdings (%) as of May 31, 2018[6]
InterXion Holding NV	3.01
ASGN Incorporated	2.91
Ligand Pharmaceuticals Incorporated	2.71
Q2 Holdings Incorporated	2.66
Proofpoint Incorporated	2.24
HealthEquity Incorporated	2.11
Axogen Incorporated	2.08
Inogen Incorporated	2.00
Integra LifeSciences Holdings Corporation	1.98
RealPage Incorporated	1.93

An overweight to industrials served as a detractor as the sector faced challenges from concerns over rising cost inflation and uncertainty regarding the possible implications of trade tariffs. Our focus within the sector is mainly on companies with unique and durable growth drivers. However, the portfolio did experience some underperformance from select holdings like REV Group, Incorporated, which reported margin growth less than consensus expectations. Additionally, consumer-directed benefits market provider WageWorks, Incorporated, announced it was delaying a regulatory filing after concluding material weakness in its internal financial reporting controls. We believe the issue is tied to a previous acquisition as well as a large contract win in 2016. Due to the remaining uncertainty, we reduced our position based on the potential risk that remains given that there are a number of unknowns at this point with limited visibility to the nature and scope of the underlying issues.

Even though the economy is enduring slightly higher wage growth and favorable unemployment trends, we believe the headwinds within the industrials sector are mainly due to changing spending patterns and Amazon.com, Incorporated’s effect on many brick-and-mortar retailers. Consequently, we are attracted to companies whose business models are resistant to e-commerce competition. Some of these holdings include off-price stores and retailers with differentiated concepts that offer convenience, low prices, and economies of scale that cater to a distinct demographic.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Emerging Growth Fund	9

Sector distribution as of May 31, 2018[7]

We continue to be attracted to many holdings within the health care sector, particularly within the equipment and supplies industry. Many of our medical technology companies continue to augment their product pipelines delivering devices used in surgical procedures and outpatient care. We have increased our biotechnology weighting over the past year. Companies such as Ligand Pharmaceuticals Incorporated, which helps other biotech companies commercialize and market their assets, or bioprocessing firm Repligen Corporation, are attractive assets in the small-capitalization biotech space because their diversified revenue streams are more insulated from the clinical or commercial success of one drug.

Growth stocks are the core of our investment focus.

We are positive on the outlook for growth stocks, a core focus of our investment process. Many of these companies are trading at attractive valuations relative to the rest of the market. Additionally, our holdings continued to deliver strong revenue, earnings, and cash flow growth, which were rewarded by the market during the period. However, we remain judicious and trimmed several companies whose valuation gaps narrowed late in the period. In our view, the prolonged periods of low interest rates have pushed valuations for high-dividend stocks to multi-decade highs, and we continue to believe that this area is the most vulnerable part of the market. Despite the strength in the period, we do not believe investors are fully appreciating the potential of many of our holdings given the market backdrop. In an environment of improving but still tepid economic growth coupled with historically low interest rates, we believe investors should reward companies with secular growth characteristics because they are less reliant on the strength of the economic backdrop.

Please see footnotes on page 7.

10	Wells Fargo Emerging Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2017 to May 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2017	Ending account value 5-31-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$1,164.46	$7.28	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.79	1.35%
Class C
Actual	$1,000.00	$1,159.30	$11.30	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.46	$10.55	2.10%
Administrator Class
Actual	$1,000.00	$1,165.19	$6.48	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,166.81	$4.86	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2018	Wells Fargo Emerging Growth Fund	11

Security name	Value

Investment Companies: 99.97%

Affiliated Master Portfolio: 99.97%
Wells Fargo Emerging Growth Portfolio	$816,553,107

Total Investment Companies (Cost $501,307,721)	816,553,107

Total investments in securities (Cost $501,307,721)	99.97%	816,553,107
Other assets and liabilities, net	0.03	226,012

Total net assets	100.00%	$816,779,119

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Securities lending income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Emerging Growth Portfolio	90%	93%	$111,281,986	$111,090,852	$1,876,720	$109,132	$585,171	$816,553,107	99.97%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Emerging Growth Fund	Statement of assets and liabilities—May 31, 2018

Assets
Investment in affiliated Master Portfolio, at value (cost $501,307,721)	$816,553,107
Receivable for Fund shares sold	710,644
Receivable from manager	30,615
Prepaid expenses and other assets	45,893

Total assets	817,340,259

Liabilities
Payable for Fund shares redeemed	292,985
Administration fees payable	99,113
Shareholder report expenses payable	53,756
Shareholder servicing fees payable	43,899
Custodian and accounting fees payable	36,900
Distribution fee payable	2,580
Accrued expenses and other liabilities	31,907

Total liabilities	561,140

Total net assets	$816,779,119

NET ASSETS CONSIST OF
Paid-in capital	$440,120,828
Accumulated net investment loss	(1,472,576)
Accumulated net realized gains on investments	62,885,481
Net unrealized gains on investments	315,245,386

Total net assets	$816,779,119

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$153,525,560
Shares outstanding – Class A1	9,011,310
Net asset value per share – Class A	$17.04
Maximum offering price per share – Class A2	$18.08
Net assets – Class C	$4,189,722
Shares outstanding – Class C1	275,748
Net asset value per share – Class C	$15.19
Net assets – Administrator Class	$52,335,003
Shares outstanding – Administrator Class[1]	2,983,602
Net asset value per share – Administrator Class	$17.54
Net assets – Institutional Class	$606,728,834
Shares outstanding – Institutional Class[1]	33,155,356
Net asset value per share – Institutional Class	$18.30

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2018	Wells Fargo Emerging Growth Fund	13

Investment income
Dividends allocated from affiliated Master Portfolio	$1,876,720
Securities lending income allocated from affiliated Master Portfolio	585,171
Affiliated income allocated from affiliated Master Portfolio	109,132
Expenses allocated from affiliated Master Portfolio	(6,073,035)

Total investment income	(3,502,012)

Expenses
Management fee	375,668
Administration fees
Class A	289,533
Class C	7,461
Administrator Class	65,872
Institutional Class	727,010
Shareholder servicing fees
Class A	344,682
Class C	8,882
Administrator Class	126,677
Distribution fee
Class C	26,647
Custody and accounting fees	28,028
Professional fees	32,839
Registration fees	70,971
Shareholder report expenses	102,409
Trustees’ fees and expenses	21,914
Other fees and expenses	23,170

Total expenses	2,251,763
Less: Fee waivers and/or expense reimbursements	(747,752)

Net expenses	1,504,011

Net investment loss	(5,006,023)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	111,281,986
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	111,090,852

Net realized and unrealized gains (losses) on investments	222,372,838

Net increase in net assets resulting from operations	$217,366,815

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Emerging Growth Fund	Statement of changes in net assets

	Year ended May 31, 2018		Year ended May 31, 2017

Operations
Net investment loss		$(5,006,023)		$(2,619,840)
Net realized gains on investments		111,281,986		123,332,487
Net change in unrealized gains (losses) on investments		111,090,852		42,152,657

Net increase in net assets resulting from operations		217,366,815		162,865,304

Distributions to shareholders from
Net realized gains
Class A		(16,172,743)		(7,691,724)
Class C		(446,164)		(232,220)
Administrator Class		(5,883,416)		(3,593,519)
Institutional Class		(62,422,402)		(29,583,940)

Total distributions to shareholders		(84,924,725)		(41,101,403)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	304,935	4,820,337	354,305	4,952,578
Class C	26,206	364,560	6,263	79,203
Administrator Class	418,055	6,747,014	600,645	8,457,464
Institutional Class	5,505,435	91,822,139	9,771,457	141,529,618

		103,754,050		155,018,863

Reinvestment of distributions
Class A	1,097,179	15,689,654	557,154	7,488,146
Class C	34,857	446,164	17,121	210,416
Administrator Class	398,600	5,863,399	260,373	3,582,735
Institutional Class	3,940,125	60,402,110	1,883,866	26,788,571

		82,401,327		38,069,868

Payment for shares redeemed
Class A	(1,293,442)	(20,049,449)	(2,144,553)	(29,759,112)
Class C	(35,973)	(509,745)	(102,153)	(1,314,199)
Administrator Class	(1,240,005)	(19,665,862)	(5,239,427)	(72,373,307)
Institutional Class	(10,895,635)	(180,356,163)	(21,269,486)	(307,246,770)

		(220,581,219)		(410,693,388)

Net decrease in net assets resulting from capital share transactions		(34,425,842)		(217,604,657)

Total increase (decrease) in net assets		98,016,248		(95,840,756)

Net assets
Beginning of period		718,762,871		814,603,627

End of period		$816,779,119		$718,762,871

Accumulated net investment loss		$(1,472,576)		$(2,168,727)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Growth Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.57	$12.55	$16.70	$14.61	$14.10
Net investment loss	(0.15)	(0.10)[1]	(0.13)[1]	(0.22)	(0.19)
Net realized and unrealized gains (losses) on investments	4.57	2.96	(2.28)	3.51	1.88

Total from investment operations	4.42	2.86	(2.41)	3.29	1.69
Distributions to shareholders from
Net realized gains	(1.95)	(0.84)	(1.74)	(1.20)	(1.18)
Net asset value, end of period	$17.04	$14.57	$12.55	$16.70	$14.61
Total return[2]	32.91%	23.39%	(14.94)%	23.32%	11.30%
Ratios to average net assets (annualized)
Gross expenses[3]	1.36%	1.36%	1.35%	1.39%	1.39%
Net expenses[3]	1.35%	1.35%	1.35%	1.37%	1.37%
Net investment loss[3]	(1.01)%	(0.72)%	(0.92)%	(1.20)%	(1.20)%
Supplemental data
Portfolio turnover rate[4]	47%	115%	68%	56%	63%
Net assets, end of period (000s omitted)	$153,526	$129,724	$127,154	$131,638	$130,403

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.80%
Year ended May 31, 2014	0.80%

[4]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Emerging Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.28	$11.58	$15.67	$13.88	$13.55
Net investment loss	(0.25)[1]	(0.19)[1]	(0.21)	(0.33)	(0.32)
Net realized and unrealized gains (losses) on investments	4.11	2.73	(2.14)	3.32	1.83

Total from investment operations	3.86	2.54	(2.35)	2.99	1.51
Distributions to shareholders from
Net realized gains	(1.95)	(0.84)	(1.74)	(1.20)	(1.18)
Net asset value, end of period	$15.19	$13.28	$11.58	15.67	$13.88
Total return[2]	31.82%	22.56%	(15.59)%	22.35%	10.40%
Ratios to average net assets (annualized)
Gross expenses[3]	2.11%	2.11%	2.10%	2.14%	2.14%
Net expenses[3]	2.10%	2.10%	2.10%	2.12%	2.12%
Net investment loss[3]	(1.76)%	(1.46)%	(1.70)%	(1.95)%	(1.95)%
Supplemental data
Portfolio turnover rate[4]	47%	115%	68%	56%	63%
Net assets, end of period (000s omitted)	$4,190	$3,328	$3,815	$5,101	$4,816

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.80%
Year ended May 31, 2014	0.80%

[4]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Growth Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.93	$12.82	$17.00	$14.83	$14.28
Net investment loss	(0.14)[1]	(0.07)[1]	(0.12)[1]	(0.16)[1]	(0.17)[1]
Net realized and unrealized gains (losses) on investments	4.70	3.02	(2.32)	3.53	1.90

Total from investment operations	4.56	2.95	(2.44)	3.37	1.73
Distributions to shareholders from
Net realized gains	(1.95)	(0.84)	(1.74)	(1.20)	(1.18)
Net asset value, end of period	$17.54	$14.93	$12.82	17.00	$14.83
Total return	33.06%	23.60%	(14.80)%	23.45%	11.45%
Ratios to average net assets (annualized)
Gross expenses[2]	1.28%	1.26%	1.23%	1.21%	1.22%
Net expenses[2]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss[2]	(0.86)%	(0.48)%	(0.80)%	(1.03)%	(1.03)%
Supplemental data
Portfolio turnover rate[3]	47%	115%	68%	56%	63%
Net assets, end of period (000s omitted)	$52,335	$50,865	$99,792	$159,813	$190,126

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.80%
Year ended May 31, 2014	0.80%

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Emerging Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.46	$13.20	$17.40	$15.11	$14.49
Net investment loss	(0.09)	(0.04)[1]	(0.07)	(0.12)	(0.11)
Net realized and unrealized gains (losses) on investments	4.88	3.14	(2.39)	3.61	1.91

Total from investment operations	4.79	3.10	(2.46)	3.49	1.80
Distributions to shareholders from
Net realized gains	(1.95)	(0.84)	(1.74)	(1.20)	(1.18)
Net asset value, end of period	$18.30	$15.46	$13.20	17.40	$15.11
Total return	33.44%	24.08%	(14.62)%	23.89%	11.77%
Ratios to average net assets (annualized)
Gross expenses[2]	1.03%	1.03%	1.01%	0.96%	0.96%
Net expenses[2]	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment loss[2]	(0.56)%	(0.24)%	(0.50)%	(0.73)%	(0.73)%
Supplemental data
Portfolio turnover rate[3]	47%	115%	68%	56%	63%
Net assets, end of period (000s omitted)	$606,729	$534,846	$583,843	$723,946	$650,650

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.80%
Year ended May 31, 2014	0.80%

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Emerging Growth Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Growth Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in a separate diversified portfolio of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2018, the Fund owned 93% of Wells Fargo Emerging Growth Portfolio (the “affiliated Master Portfolio”). The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2018 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis.

The Fund records daily its proportionate share of the affiliated Master Portfolio’s dividend income, expenses, and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

20	Wells Fargo Emerging Growth Fund	Notes to financial statements

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $499,209,499 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$317,343,608
Gross unrealized losses	0
Net unrealized gains	$317,343,608

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At May 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$5,702,174	$(5,702,174)

As of May 31, 2018, the Fund had a qualified late-year ordinary loss of $1,472,576 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2018, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio were as follows:

Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation	$816,553,107

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase. For the year ended May 31, 2018, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Notes to financial statements	Wells Fargo Emerging Growth Fund	21

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through September 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.20% for Administrator Class shares, and 0.90% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2018, Funds Distributor received $2,213 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A shares and Class C shares for the year ended May 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2018 were $356,878,463 and $486,453,874, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended May 31, 2018, there were no borrowings by the Fund under the agreement.

22	Wells Fargo Emerging Growth Fund	Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2018 and May 31, 2017 were as follows:

	Year ended May 31
	2018	2017
Ordinary income	$114,038	$0
Long-term capital gain	84,810,687	41,101,403

As of May 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$60,787,259	$317,343,608	$(1,472,576)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REDEMPTION IN-KIND

After the close of business on July 15, 2016, the Fund redeemed assets through an in-kind redemption. In the redemption transaction, the Fund made a corresponding in-kind redemption from the affiliated Master Portfolio which distributed securities to the Fund. These securities with a value of $80,953,334 along with cash in the amount of $2,716,932, were then in turn distributed to the shareholder. The Fund recognized gains in the amount of $27,915,921, which are reflected on the Statement of Changes in Net Assets for the year ended May 31, 2017. The redemption in-kind by a shareholder of Institutional Class represented 9.89% of the Fund and is reflected on the Statement of Changes in Net Assets.

Report of independent registered public accounting firm	Wells Fargo Emerging Growth Fund	23

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Emerging Growth Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

24	Wells Fargo Emerging Growth Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Common Stocks: 97.89%

Consumer Discretionary: 13.39%

Auto Components: 1.41%
Cooper-Standard Holdings Incorporated †	79,960	$9,931,032
LCI Industries	28,730	2,519,621

		12,450,653

Diversified Consumer Services: 2.53%
Chegg Incorporated †	466,914	13,059,585
Grand Canyon Education Incorporated †	82,860	9,205,746

		22,265,331

Hotels, Restaurants & Leisure: 3.40%
Golden Entertainment Incorporated †	139,900	4,269,748
Planet Fitness Incorporated Class A †	343,860	13,627,172
Playa Hotels & Resorts NV †	427,900	4,488,671
Wingstop Incorporated «	148,398	7,510,423

		29,896,014

Leisure Products: 0.85%
MCBC Holdings Incorporated †	252,406	7,443,453

Media: 0.92%
Nexstar Broadcasting Group Incorporated	121,800	8,075,340

Multiline Retail: 1.89%
Ollie’s Bargain Outlet Holdings Incorporated †	235,160	16,625,812

Specialty Retail: 2.39%
Five Below Incorporated †	56,697	4,009,045
Lithia Motors Incorporated Class A	133,730	13,072,108
National Vision Holdings Incorporated †	107,566	3,915,402

		20,996,555

Energy: 1.51%

Energy Equipment & Services: 0.54%
Cactus Incorporated Class A †	90,677	3,057,628
FTS International Incorporated †	88,973	1,685,149

		4,742,777

Oil, Gas & Consumable Fuels: 0.97%
Matador Resources Company †	164,836	4,626,947
PDC Energy Incorporated †	64,990	3,931,245

		8,558,192

Financials: 4.15%

Capital Markets: 1.41%
Stifel Financial Corporation	211,000	12,406,800

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Emerging Growth Portfolio	25

Security name	Shares	Value

Insurance: 1.42%
Kinsale Capital Group Incorporated	236,214	$12,509,893

Thrifts & Mortgage Finance: 1.32%
LendingTree Incorporated †	44,832	11,607,005

Health Care: 25.59%

Biotechnology: 6.51%
Audentes Therapeutics Incorporated †	170,692	6,469,227
Clovis Oncology Incorporated †	68,900	3,235,544
Ligand Pharmaceuticals Incorporated †	124,201	23,875,158
Repligen Corporation †	330,480	14,435,366
Sarepta Therapeutics Incorporated †	92,547	8,685,536
Spark Therapeutics Incorporated «†	6,585	525,417

		57,226,248

Health Care Equipment & Supplies: 12.26%
Axogen Incorporated †	372,277	18,278,801
Cantel Medical Corporation	64,800	7,069,032
Glaukos Corporation «†	97,759	3,692,357
Inogen Incorporated †	96,350	17,602,182
Integra LifeSciences Holdings Corporation †	270,540	17,460,652
iRhythm Technologies Incorporated †	159,812	12,150,506
Merit Medical Systems Incorporated †	193,400	9,921,420
Neogen Corporation †	50,100	3,793,071
Nevro Corporation †	166,655	13,114,082
NxStage Medical Incorporated †	173,570	4,797,475

		107,879,578

Health Care Providers & Services: 2.11%
HealthEquity Incorporated †	249,912	18,570,961

Health Care Technology: 2.20%
Teladoc Incorporated «†	263,779	13,426,351
Vocera Communications Incorporated †	218,800	5,911,976

		19,338,327

Pharmaceuticals: 2.51%
Dova Pharmaceuticals Incorporated «†	176,989	3,891,988
Kala Pharmaceuticals Incorporated †	186,417	2,840,995
Optinose Incorporated «†	172,427	3,977,891
Supernus Pharmaceuticals Incorporated †	201,500	11,354,525

		22,065,399

Industrials: 16.52%

Aerospace & Defense: 0.87%
Mercury Computer Systems Incorporated †	206,445	7,624,014

Airlines: 1.17%
SkyWest Incorporated	181,230	10,330,110

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Emerging Growth Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Commercial Services & Supplies: 0.80%
Advanced Disposal Services Incorporated †	265,322	$6,203,228
Healthcare Services Group Incorporated	23,100	835,065

		7,038,293

Construction & Engineering: 3.55%
Dycom Industries Incorporated †	94,330	8,787,783
Granite Construction Incorporated	128,950	7,333,387
MasTec Incorporated †	324,200	15,123,930

		31,245,100

Machinery: 4.87%
John Bean Technologies Corporation	161,790	14,286,057
Milacron Holdings Corporation †	509,128	10,034,913
Mueller Water Products Incorporated Class A	217,520	2,590,663
REV Group Incorporated	155,983	2,645,472
Rexnord Corporation †	454,510	13,262,602

		42,819,707

Professional Services: 4.05%
ASGN Incorporated †	333,043	25,644,311
WageWorks Incorporated †	210,164	9,972,282

		35,616,593

Trading Companies & Distributors: 1.21%
Beacon Roofing Supply Incorporated †	98,010	4,106,619
BMC Stock Holdings Incorporated †	93,760	1,908,016
SiteOne Landscape Supply Incorporated †	61,000	4,614,650

		10,629,285

Information Technology: 35.52%

Electronic Equipment, Instruments & Components: 2.67%
Littelfuse Incorporated	59,740	12,966,567
nLight Incorporated †	31,306	1,163,018
Novanta Incorporated †	144,300	9,357,855

		23,487,440

Internet Software & Services: 12.54%
2U Incorporated †	138,850	13,162,980
Alarm.com Holdings Incorporated «†	159,300	7,077,699
Coupa Software Incorporated †	89,864	4,796,940
Envestnet Incorporated †	313,492	16,583,727
Five9 Incorporated †	379,200	13,230,288
GTT Communications Incorporated †	108,500	5,099,500
Instructure Incorporated †	42,000	1,806,000
Q2 Holdings Incorporated †	410,223	23,444,244
SendGrid Incorporated †	284,649	7,554,584
SPS Commerce Incorporated †	162,438	12,090,260
Wix.com Limited †	62,310	5,417,855

		110,264,077

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Emerging Growth Portfolio	27

Security name		Shares	Value

IT Services: 3.30%
EVO Payments Incorporated Class A †		117,667	$2,527,487
InterXion Holding NV †		414,320	26,458,472

			28,985,959

Semiconductors & Semiconductor Equipment: 3.29%
Diodes Incorporated †		209,900	7,186,976
Monolithic Power Systems Incorporated		105,180	13,863,776
Semtech Corporation †		163,800	7,927,920

			28,978,672

Software: 13.72%
Altair Engineering Incorporated Class A †		200,833	7,067,313
BlackLine Incorporated †		165,103	6,871,587
Bottomline Technologies (de) Incorporated †		128,700	6,120,972
HubSpot Incorporated †		116,676	14,141,131
Pivotal Software Incorporated Class A †		113,468	2,041,289
Proofpoint Incorporated †		168,330	19,676,094
Rapid7 Incorporated †		229,996	7,283,973
RealPage Incorporated †		288,800	16,967,000
RingCentral Incorporated Class A †		150,660	11,412,495
SailPoint Technologies Holdings Incorporated †		161,807	4,221,545
Smartsheet Incorporated Class A †		17,989	448,286
Talend SA ADR †		182,978	10,389,491
Zendesk Incorporated †		245,600	13,726,584
Zscaler Incorporated «†		10,376	272,474

			120,640,234

Materials: 1.21%

Chemicals: 1.21%
Codexis Incorporated †		380,000	5,700,000
PQ Group Holdings Incorporated †		301,000	4,942,420

			10,642,420

Total Common Stocks (Cost $506,927,693)			860,960,242

Exchange-Traded Funds: 1.59%
iShares Russell 2000 Growth Index ETF «		69,100	14,019,008

Total Exchange-Traded Funds (Cost $13,567,149)			14,019,008

	Yield
Short-Term Investments: 5.61%

Investment Companies: 5.61%
Securities Lending Cash Investment LLC (l)(r)(u)	1.91%	46,370,791	46,375,429
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.67	2,952,741	2,952,741

Total Short-Term Investments (Cost $49,325,877)			49,328,170

Total investments in securities (Cost $569,820,719)	105.09%	924,307,420
Other assets and liabilities, net	(5.09)	(44,804,177)

Total net assets	100.00%	$879,503,243

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Emerging Growth Portfolio	Portfolio of investments—May 31, 2018

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

ETF	Exchange-traded fund

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	57,161,425	366,050,033	376,840,667	46,370,791	$3,879	$(3,424)	$638,744	$46,375,429
Wells Fargo Government Money Market Fund Select Class	13,424,042	262,904,104	273,375,405	2,952,741	0	0	119,100	2,952,741

					$3,879	$(3,424)	$757,844	$49,328,170	5.61%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2018	Wells Fargo Emerging Growth Portfolio	29

Assets
Investments in unaffiliated securities (including $45,062,917 of securities loaned), at value (cost $520,494,842)	$874,979,250
Investments in affiliated securities, at value (cost $49,325,877)	49,328,170
Cash	4,432,871
Receivable for dividends	80,698
Receivable for securities lending income	55,808

Total assets	928,876,797

Liabilities
Payable upon receipt of securities loaned	46,364,929
Payable for investments purchased	2,315,334
Advisory fee payable	579,897
Accrued expenses and other liabilities	113,394

Total liabilities	49,373,554

Total net assets	$879,503,243

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Emerging Growth Portfolio	Statement of operations—year ended May 31, 2018

Investment income
Dividends	$2,047,768
Securities lending income from affiliates, net	638,744
Income from affiliated securities	119,100

Total investment income	2,805,612

Expenses
Advisory fee	6,489,384
Custody and accounting fees	51,728
Professional fees	44,859
Shareholder report expenses	4,511
Trustees’ fees and expenses	20,717
Other fees and expenses	27,440

Total expenses	6,638,639

Net investment loss	(3,833,027)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	122,578,278
Affiliated securities	3,879

Net realized gains on investments	122,582,157

Net change in unrealized gains (losses) on:
Unaffiliated securities	120,334,486
Affiliated securities	(3,424)

Net change in unrealized gains (losses) on investments	120,331,062

Net realized and unrealized gains (losses) on investments	242,913,219

Net increase in net assets resulting from operations	$239,080,192

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Emerging Growth Portfolio	31

	Year ended May 31, 2018	Year ended May 31, 2017

Operations
Net investment loss	$(3,833,027)	$(1,240,591)
Net realized gains on investments	122,582,157	135,595,165
Net change in unrealized gains (losses) on investments	120,331,062	47,322,234

Net increase in net assets resulting from operations	239,080,192	181,676,808

Capital transactions
Transactions in investors’ beneficial interests
Contributions	20,933,192	56,931,248
Withdrawals	(175,150,153)	(342,455,709)

Net decrease in net assets resulting from capital transactions	(154,216,961)	(285,524,461)

Total increase (decrease) in net assets	84,863,231	(103,847,653)

Net assets
Beginning of period	794,640,012	898,487,665

End of period	$879,503,243	$794,640,012

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Emerging Growth Portfolio	Financial highlights

	Year ended May 31
	2018	2017	2016	2015	2014
Total return	33.60%	23.97%	(14.47)%	24.02%	11.92%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.81%	0.80%	0.80%	0.80%
Net expenses	0.81%	0.81%	0.80%	0.80%	0.80%
Net investment loss	(0.47)%	(0.15)%	(0.40)%	(0.63)%	(0.62)%
Supplemental data
Portfolio turnover rate	47%	115%	66%	56%	63%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Emerging Growth Portfolio	33

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting tandards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

34	Wells Fargo Emerging Growth Portfolio	Notes to financial statements

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Federal and other taxes

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $570,252,822 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$357,540,466
Gross unrealized losses	(3,485,868)
Net unrealized gains	$354,054,598

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Emerging Growth Portfolio	35

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$117,753,158	$0	$0	$117,753,158
Energy	13,300,969	0	0	13,300,969
Financials	36,523,698	0	0	36,523,698
Health care	225,080,513	0	0	225,080,513
Industrials	145,303,102	0	0	145,303,102
Information technology	312,356,382	0	0	312,356,382
Materials	10,642,420	0	0	10,642,420
Exchage-traded funds	14,019,008	0	0	14,019,008
Short-term investments
Investment companies	2,952,741	0	0	2,952,741
Investments measured at net asset value*				46,375,429
Total assets	$877,931,991	$0	$0	$924,307,420

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investments, LLC valued at $46,375,429 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Portfolio recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2018, the Portfolio did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.68% as the average daily net assets of the Portfolio increase. For the year ended May 31, 2018, the advisory fee was equivalent to an annual rate of 0.79% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2018 were $384,391,123 and $523,955,828, respectively.

6. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A portfolio that invest a substantial portion of its assets in a sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector.

36	Wells Fargo Emerging Growth Portfolio	Notes to financial statements

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

8. REDEMPTION IN-KIND

After the close of business on July 15, 2016, Wells Fargo Emerging Growth Fund, which invests substantially all of its assets in the Portfolio, redeemed assets through an in-kind redemption. In the redemption transaction, Wells Fargo Emerging Growth Fund distributed securities which it received from the Portfolio with a value of $80,953,334 along with cash in the amount of $2,716,932. The Portfolio recognized gains in the amount of $30,973,586, which are reflected on the Statement of Changes in Net assets for the year ended May 31, 2017. The redemption in-kind represented 9.01% of the Portfolio and is reflected on the Statement of Changes in Net Assets.

Report of independent registered public accounting firm	Wells Fargo Emerging Growth Portfolio	37

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Emerging Growth Portfolio (the “Portfolio”), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

38	Wells Fargo Emerging Growth Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $84,810,687 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $114,038 of income dividends paid during the fiscal year ended May 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2018, $114,038 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. The Fund and the Portfolio each file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Emerging Growth Fund	39

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

40	Wells Fargo Emerging Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Emerging Growth Fund	41

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

42	Wells Fargo Emerging Growth Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Emerging Growth Fund and Wells Fargo Emerging Growth Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Emerging Growth Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Emerging Growth Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management.

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a

Other information (unaudited)	Wells Fargo Emerging Growth Fund	43

description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2017. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than or in range of the average investment performance of its Universe for the one-, three- and five-year periods under review, but lower than the average investment performance of its Universe for the ten-year period under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the Russell 2000® Growth Index, for the one-year period under review, but lower than its benchmark for the three-, five- and ten-year periods under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe and benchmark for the periods identified above. The Funds Trust Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than or in range of the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

44	Wells Fargo Emerging Growth Fund	Other information (unaudited)

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were lower than or in range of the sum of these average rates for its expense Groups for all share classes except Administrator Class. However, the Funds Trust Board noted that the net operating expense ratios of Administrator Class were in range of the median net operating expense ratios of Administrator Class’s expense Group.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Funds and the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability with respect to providing services to the Master Portfolio was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund.

Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Emerging Growth Fund	45

Economies of scale

The Boards considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards also considered that, in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Funds.

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

46	Wells Fargo Emerging Growth Fund	Appendix (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Appendix (unaudited)	Wells Fargo Emerging Growth Fund	47
•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

48	Wells Fargo Emerging Growth Fund	Appendix (unaudited)

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

312327 07-18 A282/AR282 05-18

Annual Report

May 31, 2018

Wells Fargo Index Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Index Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Index Fund for the 12-month period that ended May 31, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the 12-month period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.38% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 9.67%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 14.03%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.37% while fixed-income investments outside the U.S. gained 3.4%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.11%, and the ICE BofAML U.S. High Yield Index7 was up 2.29%.

Global economic growth benefited equity investments during the second quarter of 2017.

As the second quarter of 2017 drew to a close, the U.S. Federal Reserve (Fed) raised the target federal funds interest rate by a quarter percentage point to a range of 0.75% to 1.00% in June. The U.S. central bank cited economic data that reflected a healthy economy as the basis for its decision. Gross domestic product (GDP) growth on an annualized basis was at 3.1% for the second quarter, hiring remained strong, and business and consumer sentiment was favorable. With the interest rate increase, short-term bond yields rose while longer-term Treasury yields were little changed, leading to positive performance. Investment-grade, high-yield, and municipal bonds benefited from strong demand.

Although economic momentum increased in Europe, the European Central Bank (ECB) held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. The Bank of Japan also continued economic and monetary policies that align with Prime Minister Shinzō Abe’s efforts to encourage business activity and economic growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Index Fund	3

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. GDP growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the Fed’s targets.

Economic momentum increased in Europe; the ECB held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first five months of 2018 as economic signals were mixed.

The first five months of 2018 began with stock market gains. Subsequently, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.83% and 3.11%, respectively, on May 31, 2018.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering. The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. In April, the U.S. Bureau of Economic Analysis placed first-quarter U.S. GDP growth at 2.3%. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved.

Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the first five months of 2018 due to escalating tensions over potential international trade tariffs. At the same time, interest rates and inflationary pressures generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering.

4	Wells Fargo Index Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Index Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks to replicate the total return of the S&P 500 Index, before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

John R. Campbell, CFA®

David Neal, CFA®

Robert M. Wicentowski, CFA®

Average annual total returns (%) as of May 31, 20182

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WFILX)	11-4-1998	7.32	11.10	7.97	13.87	12.42	8.61	0.62	0.45
Class C (WFINX)	4-30-1999	12.02	11.58	7.79	13.02	11.58	7.79	1.37	1.20
Administrator Class (WFIOX)	2-14-1985	–	–	–	14.10	12.70	8.90	0.39	0.25
S&P 500 Index[5]	–	–	–	–	14.38	12.98	9.14	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Index Fund	7

Growth of $10,000 investment as of May 31, 2018[6]

[1]	The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Equity Index Fund.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The manager has contractually committed through September 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Index Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended May 31, 2018.

∎	The information technology (IT), energy, and financials sectors posted the highest returns in the S&P 500 Index.

∎	The three sectors generally considered most defensive in nature—consumer staples, telecommunication services, and utilities—were the bottom performers.

The Fund’s management team rebalances the portfolio to reflect the ongoing changes in the constituents and their weightings within the index. One cannot invest directly in the benchmark, and timing of cash flows and other practical issues affect the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked. The team uses an investment process designed to control trading and implementation costs and reduce tracking error to the benchmark as much as possible.

Ten largest holdings (%) as of May 31, 2018[7]
Apple Incorporated	4.06
Microsoft Corporation	3.26
Amazon.com Incorporated	2.80
Facebook Incorporated Class A	1.97
Berkshire Hathaway Incorporated Class B	1.58
JPMorgan Chase & Company	1.57
Exxon Mobil Corporation	1.47
Alphabet Incorporated Class A	1.41
Alphabet Incorporated Class C	1.41
Johnson & Johnson	1.37

The S&P 500 Index delivered positive returns during 10 months of the reporting period, with declines in February and March 2018.

In terms of the U.S. economy, manufacturing was strongest in the early months and indicators generally remained positive throughout the period. Retail sales improved and consumer price inflation rose. The unemployment rate declined 0.5% versus one year ago to 3.8% at the end of May 2018, and consumer confidence surveys registered some of their highest readings since the late 1990s. The U.S. Federal Open Market Committee (FOMC) raised the federal funds rate target three times, ending the period at a range of 1.50% to 1.75%. After its March 2018 meeting, the FOMC raised its real gross domestic product growth projection to 2.4% for 2018 and 2.7% for 2019. Its year-end federal funds rate projection was 2.1% for 2018 and 2.9% for 2019. Profits of U.S. corporations came in above consensus estimates.

Sector distribution as of May 31, 2018[8]

The IT, energy, and financials sectors were the top performers within the S&P 500 Index.

As in the previous 12-month period, IT was by far the strongest sector, returning 28%. The sector displayed broad-based strength as 70% of its constituents posted double-digit returns and over one-third posted returns greater than 25%. Strength within the financials sector was also broad-based as over 63% of its constituents posted double-digit returns. JPMorgan Chase & Company and Bank of America Corporation were the top contributors in financials. In industrials, The Boeing Company returned over 90%.

Consumer staples, telecommunication services, and utilities declined for the period.

Tobacco companies Philip Morris International Incorporated and Altria Group, Incorporated, were the top detractors in consumer staples. The Procter & Gamble Company also performed weakly. There are three stocks in the benchmark in telecommunication services—AT&T Incorporated; Verizon Communications Incorporated; and CenturyLink, Incorporated. Only Verizon posted a positive return. Within utilities, PG&E Corporation and Dominion Energy, Incorporated, were the top detractors.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Index Fund	9

The economy is likely to present continued opportunities for growth.

Stocks appear to be somewhat expensive, though prices have support from company fundamentals. Significant earnings growth so far in 2018 has caused some contraction of valuation multiples. The impact of U.S. tax reform on corporate earnings growth has had time to be priced into the market, and growth from this point should be reliant on corporate operations. The economic environment is likely to present continued opportunities for growth. From the standpoint of risk, a significant uptick in inflation does not seem likely, though the risk of geo-political shocks has increased.

Please see footnotes on page 7.

10	Wells Fargo Index Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2017 to May 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2017	Ending account value 5-31-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$1,029.11	$2.28	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.27	0.45%
Class C
Actual	$1,000.00	$1,025.24	$6.06	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Administrator Class
Actual	$1,000.00	$1,030.09	$1.27	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	$1.26	0.25%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2018	Wells Fargo Index Fund	11

Security name	Value

Investment Companies: 100.82%

Affiliated Master Portfolio: 100.82%
Wells Fargo Index Portfolio	$1,611,012,065

Total Investment Companies (Cost $379,563,258)	1,611,012,065

Total investments in securities (Cost $379,563,258)	100.82%	1,611,012,065
Other assets and liabilities, net	(0.82)	(13,025,115)

Total net assets	100.00%	$1,597,986,950

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Index Portfolio	95%	97%	$342,171,321	$(126,133,995)	$34,622,981	$372,826	$26,175	$1,611,012,065	100.82%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Index Fund	Statement of assets and liabilities—May 31, 2018

Assets
Investment in affiliated Master Portfolio, at value (cost $379,563,258)	$1,611,012,065
Receivable for Fund shares sold	968,878
Receivable from manager	162,908
Prepaid expenses and other assets	204,938

Total assets	1,612,348,789

Liabilities
Payable for Fund shares redeemed	13,729,952
Administration fee payable	230,096
Distribution fee payable	41,799
Accrued expenses and other liabilities	359,992

Total liabilities	14,361,839

Total net assets	$1,597,986,950

NET ASSETS CONSIST OF
Paid-in capital	$132,171,641
Undistributed net investment income	10,188,054
Accumulated net realized gains on investments	224,178,448
Net unrealized gains on investments	1,231,448,807

Total net assets	$1,597,986,950

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$702,865,748
Shares outstanding – Class A1	11,094,993
Net asset value per share – Class A	$63.35
Maximum offering price per share – Class A2	$67.21
Net assets – Class C	$66,117,095
Shares outstanding – Class C1	1,038,397
Net asset value per share – Class C	$63.67
Net assets – Administrator Class	$829,004,107
Shares outstanding – Administrator Class[1]	12,944,164
Net asset value per share – Administrator Class	$64.04

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2018	Wells Fargo Index Fund	13

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $39,343)	$34,622,981
Affiliated income allocated from affiliated Master Portfolio	372,826
Interest allocated from affiliated Master Portfolio	26,175
Expenses allocated from affiliated Master Portfolio	(1,821,745)

Total investment income	33,200,237

Expenses
Management fee	899,673
Administration fees
Class A	1,473,998
Class C	141,300
Administrator Class	1,339,203
Shareholder servicing fees
Class A	1,754,760
Class C	168,214
Administrator Class	1,013,320
Distribution fee
Class C	504,642
Custody and accounting fees	67,621
Professional fees	31,839
Registration fees	77,475
Shareholder report expenses	103,643
Trustees’ fees and expenses	21,019
Other fees and expenses	31,927

Total expenses	7,628,634
Less: Fee waivers and/or expense reimbursements	(2,908,992)

Net expenses	4,719,642

Net investment income	28,480,595

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	342,171,321
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(126,133,995)

Net realized and unrealized gains (losses) on investments	216,037,326

Net increase in net assets resulting from operations	$244,517,921

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Index Fund	Statement of changes in net assets

	Year ended May 31, 2018		Year ended May 31, 2017

Operations
Net investment income		$28,480,595		$37,135,511
Net realized gains on investments		342,171,321		288,140,341
Net change in unrealized gains (losses) on investments		(126,133,995)		4,215,968

Net increase in net assets resulting from operations		244,517,921		329,491,820

Distributions to shareholders from
Net investment income
Class A		(11,646,335)		(12,057,501)
Class B		N/A		(1,670)[1]
Class C		(516,619)		(961,619)
Administrator Class		(18,709,889)		(26,746,411)
Net realized gains
Class A		(111,399,336)		(48,387,882)
Class B		N/A		(40,358)[1]
Class C		(10,704,733)		(6,310,548)
Administrator Class		(170,036,456)		(100,426,479)

Total distributions to shareholders		(323,013,368)		(194,932,468)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	473,086	31,179,127	809,943	52,845,528
Class B	N/A	N/A	306 [1]	20,189 [1]
Class C	87,293	5,748,674	285,395	18,338,691
Administrator Class	1,710,651	115,109,719	3,211,238	208,171,913

		152,037,520		279,376,321

Reinvestment of distributions
Class A	1,867,730	117,353,642	940,207	58,910,725
Class B	N/A	N/A	647 [1]	41,477 [1]
Class C	157,810	9,921,751	69,637	4,372,382
Administrator Class	1,928,218	122,530,422	1,336,944	84,513,107

		249,805,815		147,837,691

Payment for shares redeemed
Class A	(1,478,098)	(97,820,940)	(1,693,335)	(109,256,032)
Class B	N/A	N/A	(17,611)[1]	(1,171,622)[1]
Class C	(215,384)	(14,322,037)	(611,575)	(40,211,291)
Administrator Class	(7,771,521)	(516,434,208)	(11,192,888)	(730,619,271)

		(628,577,185)		(881,258,216)

Net decrease in net assets resulting from capital share transactions		(226,733,850)		(454,044,204)

Total decrease in net assets		(305,229,297)		(319,484,852)

Net assets
Beginning of period		1,903,216,247		2,222,701,099

End of period		$1,597,986,950		$1,903,216,247

Undistributed net investment income		$10,188,054		$12,630,165

[1]	For the period from June 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Index Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$66.85	$62.85	$67.32	$62.14	$54.00
Net investment income	0.99 [1]	1.05	0.81	1.00	0.90
Net realized and unrealized gains (losses) on investments	7.99	9.09	(0.17)	5.91	9.59

Total from investment operations	8.98	10.14	0.64	6.91	10.49
Distributions to shareholders from
Net investment income	(1.02)	(1.16)	(1.08)	(0.96)	(0.85)
Net realized gain	(11.46)	(4.98)	(4.03)	(0.77)	(1.50)

Total distributions to shareholders	(12.48)	(6.14)	(5.11)	(1.73)	(2.35)
Net asset value, end of period	$63.35	$66.85	$62.85	$67.32	$62.14
Total return[2]	13.87%	16.94%	1.24%	11.21%	19.77%
Ratios to average net assets (annualized)
Gross expenses[3]	0.63%	0.62%	0.63%	0.68%	0.67%
Net expenses[3]	0.45%	0.45%	0.48%	0.56%	0.56%
Net investment income[3]	1.49%	1.68%	1.78%	1.50%	1.53%
Supplemental data
Portfolio turnover rate[4]	3%	9%	4%	4%	5%
Net assets, end of period (000s omitted)	$702,866	$684,004	$639,496	$445,088	$432,448

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016	0.10%
Year ended May 31, 2015	0.11%
Year ended May 31, 2014	0.10%

[4]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Index Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$67.11	$63.12	$67.55	$62.37	$54.22
Net investment income	0.50 [1]	0.66	0.62 [1]	0.50	0.47
Net realized and unrealized gains (losses) on investments	8.00	9.02	(0.45)	5.94	9.62

Total from investment operations	8.50	9.68	0.17	6.44	10.09
Distributions to shareholders from
Net investment income	(0.48)	(0.71)	(0.57)	(0.49)	(0.44)
Net realized gain	(11.46)	(4.98)	(4.03)	(0.77)	(1.50)

Total distributions to shareholders	(11.94)	(5.69)	(4.60)	(1.26)	(1.94)
Net asset value, end of period	$63.67	$67.11	$63.12	$67.55	$62.37
Total return[2]	13.02%	16.07%	0.48%	10.38%	18.89%
Ratios to average net assets (annualized)
Gross expenses[3]	1.38%	1.37%	1.38%	1.43%	1.42%
Net expenses[3]	1.20%	1.20%	1.24%	1.31%	1.31%
Net investment income[3]	0.74%	0.93%	0.99%	0.75%	0.78%
Supplemental data
Portfolio turnover rate[4]	3%	9%	4%	4%	5%
Net assets, end of period (000s omitted)	$66,117	$67,691	$79,858	$83,718	$78,118

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016	0.10%
Year ended May 31, 2015	0.11%
Year ended May 31, 2014	0.10%

[4]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Index Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$67.43	$63.33	$67.80	$62.56	$54.34
Net investment income	1.26	1.41	1.31	1.27	1.08
Net realized and unrealized gains (losses) on investments	7.94	8.94	(0.51)	5.90	9.66

Total from investment operations	9.20	10.35	0.80	7.17	10.74
Distributions to shareholders from
Net investment income	(1.13)	(1.27)	(1.24)	(1.16)	(1.02)
Net realized gain	(11.46)	(4.98)	(4.03)	(0.77)	(1.50)

Total distributions to shareholders	(12.59)	(6.25)	(5.27)	(1.93)	(2.52)
Net asset value, end of period	$64.04	$67.43	$63.33	$67.80	$62.56
Total return	14.10%	17.18%	1.49%	11.56%	20.13%
Ratios to average net assets (annualized)
Gross expenses[1]	0.40%	0.39%	0.40%	0.37%	0.36%
Net expenses[1]	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income[1]	1.70%	1.88%	1.97%	1.81%	1.84%
Supplemental data
Portfolio turnover rate[2]	3%	9%	4%	4%	5%
Net assets, end of period (000s omitted)	$829,004	$1,151,522	$1,502,276	$1,832,814	$1,984,845

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016	0.10%
Year ended May 31, 2015	0.11%
Year ended May 31, 2014	0.10%

[2]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Index Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in a separate diversified portfolio of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2018, the Fund owned 97% of Wells Fargo Index Portfolio (the “affiliated Master Portfolio”). The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2018 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis.

The Fund records daily its proportionate share of the affiliated Master Portfolio’s interest and dividend income, expenses, and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the

Notes to financial statements	Wells Fargo Index Fund	19

Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $393,365,867 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,231,448,807
Gross unrealized losses	(13,802,609)
Net unrealized gains	$1,217,646,198

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$49,886	$(49,863)	$(23)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2018, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio were as follows:

Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Wells Fargo Index Portfolio	Seeks to replicate the total return of the S&P 500 Index, before fees and expenses	$1,611,012,065

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase. For the year ended May 31, 2018, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

20	Wells Fargo Index Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through September 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.45% for Class A shares, 1.20% for Class C shares, and 0.25% for Administrator Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2018, Funds Distributor received $11,816 from the sale of Class A shares and $38 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Administrator Class of the Fund is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2018 were $45,932,478 and $612,313,637, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended May 31, 2018, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Index Fund	21

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2018 and May 31, 2017 were as follows:

	Year ended May 31
	2018	2017
Ordinary income	$34,215,926	$41,299,771
Long-term capital gain	288,797,442	153,632,697

As of May 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$11,681,856	$236,504,464	$1,217,646,198

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

22	Wells Fargo Index Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Index Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

Portfolio of investments—May 31, 2018	Wells Fargo Index Portfolio	23

Security name	Shares	Value

Common Stocks: 97.88%

Consumer Discretionary: 12.59%

Auto Components: 0.18%
Aptiv plc	18,664	$1,819,740
BorgWarner Incorporated	13,895	677,798
The Goodyear Tire & Rubber Company	16,873	412,207

		2,909,745

Automobiles: 0.45%
Ford Motor Company	273,984	3,164,515
General Motors Company	88,653	3,785,483
Harley-Davidson Incorporated «	11,824	485,730

		7,435,728

Distributors: 0.10%
Genuine Parts Company	10,302	935,319
LKQ Corporation †	21,734	690,489

		1,625,808

Diversified Consumer Services: 0.03%
H&R Block Incorporated	14,677	402,884

Hotels, Restaurants & Leisure: 1.72%
Carnival Corporation	28,502	1,775,105
Chipotle Mexican Grill Incorporated †	1,726	742,491
Darden Restaurants Incorporated	8,673	758,107
Hilton Worldwide Holdings Incorporated	19,880	1,604,515
Marriott International Incorporated Class A	21,080	2,853,389
McDonald’s Corporation	55,968	8,955,440
MGM Resorts International	35,787	1,125,501
Norwegian Cruise Line Holdings Limited †	14,476	757,674
Royal Caribbean Cruises Limited	12,005	1,260,285
Starbucks Corporation	98,663	5,591,232
Wynn Resorts Limited	5,939	1,164,103
Yum! Brands Incorporated	23,345	1,898,649

		28,486,491

Household Durables: 0.35%
D.R. Horton Incorporated	24,017	1,013,758
Garmin Limited	7,767	466,719
Leggett & Platt Incorporated	9,284	383,429
Lennar Corporation Class A	19,171	991,908
Mohawk Industries Incorporated †	4,441	906,142
Newell Rubbermaid Incorporated «	34,065	803,253
Pulte Group Incorporated	18,503	559,716
Whirlpool Corporation «	4,963	718,394

		5,843,319

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Internet & Direct Marketing Retail: 3.95%
Amazon.com Incorporated †	28,210	$45,971,580
Booking Holdings Incorporated †	3,424	7,220,942
Expedia Incorporated	8,590	1,039,648
Netflix Incorporated †	30,466	10,711,846
TripAdvisor Incorporated †	7,619	397,255

		65,341,271

Leisure Products: 0.06%
Hasbro Incorporated	7,934	688,275
Mattel Incorporated «	24,146	374,746

		1,063,021

Media: 2.34%
CBS Corporation Class B	24,232	1,220,566
Charter Communications Incorporated Class A †	13,061	3,409,443
Comcast Corporation Class A	325,415	10,146,440
Discovery Communications Incorporated Class A «†	10,925	230,408
Discovery Communications Incorporated Class C †	23,879	472,088
DISH Network Corporation Class A †	16,010	473,096
Interpublic Group of Companies Incorporated	26,993	610,042
News Corporation Class A	26,889	404,142
News Corporation Class B	8,549	132,082
Omnicom Group Incorporated	16,166	1,165,245
The Walt Disney Company	105,569	10,500,948
Time Warner Incorporated	54,751	5,155,354
Twenty-First Century Fox Incorporated Class A	73,999	2,852,661
Twenty-First Century Fox Incorporated Class B	30,834	1,176,934
Viacom Incorporated Class B	24,777	671,457

		38,620,906

Multiline Retail: 0.46%
Dollar General Corporation	18,112	1,584,438
Dollar Tree Incorporated †	16,646	1,374,793
Kohl’s Corporation	11,795	787,316
Macy’s Incorporated	21,399	747,039
Nordstrom Incorporated	8,207	402,389
Target Corporation	38,163	2,781,701

		7,677,676

Specialty Retail: 2.21%
Advance Auto Parts Incorporated	5,194	668,052
AutoZone Incorporated †	1,913	1,242,149
Best Buy Company Incorporated	17,855	1,218,604
CarMax Incorporated «†	12,697	875,077
Foot Locker Incorporated	8,510	459,285
L Brands Incorporated	17,241	584,642
Lowe’s Companies Incorporated	58,269	5,536,138
O’Reilly Automotive Incorporated †	5,874	1,582,514
Ross Stores Incorporated	26,829	2,116,272

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Index Portfolio	25

Security name	Shares	Value

Specialty Retail (continued)
The Gap Incorporated	15,294	$427,926
The Home Depot Incorporated	81,984	15,294,115
The TJX Companies Incorporated	44,392	4,009,485
Tiffany & Company	7,155	935,731
Tractor Supply Company	8,784	652,739
ULTA Beauty Incorporated †	4,068	1,004,430

		36,607,159

Textiles, Apparel & Luxury Goods: 0.74%
HanesBrands Incorporated	25,292	461,073
Michael Kors Holdings Limited †	10,677	612,753
Nike Incorporated Class B	91,120	6,542,416
PVH Corporation	5,401	864,160
Ralph Lauren Corporation	3,890	523,516
Tapestry Incorporated	20,001	874,444
Under Armour Incorporated Class A «†	13,008	271,867
Under Armour Incorporated Class C «†	12,942	244,863
VF Corporation	23,116	1,876,095

		12,271,187

Consumer Staples: 6.55%

Beverages: 1.76%
Brown-Forman Corporation Class B	18,362	1,038,555
Constellation Brands Incorporated Class A	12,032	2,684,099
Dr Pepper Snapple Group Incorporated	12,619	1,505,447
Molson Coors Brewing Company Class B	12,982	800,340
Monster Beverage Corporation †	29,029	1,485,124
PepsiCo Incorporated	99,845	10,009,461
The Coca-Cola Company	269,548	11,590,564

		29,113,590

Food & Staples Retailing: 1.32%
Costco Wholesale Corporation	30,828	6,111,343
Sysco Corporation	33,711	2,192,226
The Kroger Company	56,446	1,373,331
Wal-Mart Stores Incorporated	101,910	8,411,651
Walgreens Boots Alliance Incorporated	59,815	3,731,858

		21,820,409

Food Products: 1.04%
Archer Daniels Midland Company	39,263	1,716,578
Campbell Soup Company «	13,507	454,375
ConAgra Foods Incorporated	28,129	1,042,461
General Mills Incorporated	39,951	1,689,528
Hormel Foods Corporation «	18,962	680,546
Kellogg Company	17,477	1,125,344
McCormick & Company Incorporated	8,502	858,702
Mondelez International Incorporated Class A	104,421	4,100,613

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Food Products (continued)
The Hershey Company	9,890	$890,496
The J.M. Smucker Company	7,974	857,205
The Kraft Heinz Company	41,931	2,410,194
Tyson Foods Incorporated Class A	20,893	1,409,651

		17,235,693

Household Products: 1.28%
Church & Dwight Company Incorporated	17,126	804,066
Colgate-Palmolive Company	61,454	3,877,133
Kimberly-Clark Corporation	24,622	2,483,129
The Clorox Company	9,085	1,097,741
The Procter & Gamble Company	176,993	12,950,578

		21,212,647

Personal Products: 0.17%
Coty Incorporated Class A	33,150	439,238
The Estee Lauder Companies Incorporated Class A	15,766	2,356,071

		2,795,309

Tobacco: 0.98%
Altria Group Incorporated	133,425	7,437,110
Philip Morris International	109,042	8,673,201

		16,110,311

Energy: 6.13%

Energy Equipment & Services: 0.81%
Baker Hughes Incorporated	29,668	1,026,216
Halliburton Company	61,259	3,047,023
Helmerich & Payne Incorporated	7,643	507,342
National Oilwell Varco Incorporated	26,682	1,105,168
Schlumberger Limited	97,162	6,672,115
TechnipFMC plc	30,782	958,859

		13,316,723

Oil, Gas & Consumable Fuels: 5.32%
Anadarko Petroleum Corporation	36,180	2,525,364
Andeavor Corporation	9,932	1,434,479
Apache Corporation	26,780	1,071,200
Cabot Oil & Gas Corporation	32,351	739,220
Chevron Corporation	134,114	16,670,370
Cimarex Energy Company	6,700	622,564
Concho Resources Incorporated †	10,466	1,437,086
ConocoPhillips	82,464	5,557,249
Devon Energy Corporation	36,936	1,535,430
EOG Resources Incorporated	40,624	4,785,913
EQT Corporation	17,189	885,921
Exxon Mobil Corporation	297,487	24,167,844
Hess Corporation	18,801	1,135,956

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Index Portfolio	27

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Incorporated	133,198	$2,221,743
Marathon Oil Corporation	59,653	1,278,364
Marathon Petroleum Corporation	33,306	2,632,173
Newfield Exploration Company †	14,022	410,003
Noble Energy Incorporated	34,555	1,233,614
Occidental Petroleum Corporation	53,719	4,523,140
ONEOK Incorporated	28,829	1,964,985
Phillips 66 Company	29,477	3,433,776
Pioneer Natural Resources Company	11,956	2,308,704
Range Resources Corporation	15,879	251,523
The Williams Companies Incorporated	58,084	1,560,136
Valero Energy Corporation	30,412	3,685,934

		88,072,691

Financials: 13.90%

Banks: 6.14%
Bank of America Corporation	671,686	19,505,761
BB&T Corporation	54,576	2,865,240
Citigroup Incorporated	180,437	12,033,344
Citizens Financial Group Incorporated	34,214	1,397,642
Comerica Incorporated	12,133	1,144,021
Fifth Third Bancorp	48,710	1,489,552
Huntington Bancshares Incorporated	77,392	1,150,819
JPMorgan Chase & Company	240,948	25,783,845
KeyCorp	74,468	1,447,658
M&T Bank Corporation	10,544	1,814,412
People’s United Financial Incorporated	24,370	448,652
PNC Financial Services Group Incorporated	33,109	4,748,162
Regions Financial Corporation	78,812	1,437,531
SunTrust Banks Incorporated	32,878	2,219,594
SVB Financial Group †	3,712	1,158,627
US Bancorp	110,177	5,507,748
Wells Fargo & Company (l)	308,208	16,640,150
Zions Bancorporation	13,797	756,214

		101,548,972

Capital Markets: 3.04%
Affiliated Managers Group Incorporated	3,826	609,329
Ameriprise Financial Incorporated	10,274	1,424,285
Bank of New York Mellon Corporation	70,892	3,881,337
BlackRock Incorporated	8,688	4,641,390
CBOE Holdings Incorporated	7,913	771,992
CME Group Incorporated	23,897	3,892,821
E*TRADE Financial Corporation †	18,699	1,184,582
Franklin Resources Incorporated	22,853	767,175
Intercontinental Exchange Incorporated	40,881	2,898,054
Invesco Limited	28,585	780,942
Moody’s Corporation	11,672	1,990,893
Morgan Stanley	96,866	4,856,861

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Capital Markets (continued)
MSCI Incorporated	6,315	$1,026,630
Northern Trust Corporation	14,936	1,531,239
Raymond James Financial Incorporated	9,099	878,599
S&P Global Incorporated	17,826	3,520,635
State Street Corporation	25,812	2,480,791
T. Rowe Price Group Incorporated	17,172	2,085,024
The Charles Schwab Corporation	84,134	4,679,533
The Goldman Sachs Group Incorporated	24,804	5,602,728
The NASDAQ OMX Group Incorporated	8,186	751,966

		50,256,806

Consumer Finance: 0.73%
American Express Company	50,580	4,972,014
Capital One Financial Corporation	34,141	3,209,254
Discover Financial Services	24,907	1,839,631
Navient Corporation	18,465	255,002
Synchrony Financial	50,170	1,737,387

		12,013,288

Diversified Financial Services: 1.59%
Berkshire Hathaway Incorporated Class B †	135,122	25,879,917
Jefferies Financial Group Incorporated	22,011	481,601

		26,361,518

Insurance: 2.40%
AFLAC Incorporated	54,717	2,465,548
American International Group Incorporated	63,113	3,331,735
Aon plc	17,284	2,417,513
Arthur J. Gallagher & Company	12,737	844,208
Assurant Incorporated	3,684	343,901
Brighthouse Financial Incorporated †	6,727	316,909
Chubb Limited	32,583	4,258,272
Cincinnati Financial Corporation	10,477	726,789
Everest Reinsurance Group Limited	2,867	645,906
Lincoln National Corporation	15,323	1,015,762
Loews Corporation	18,930	925,109
Marsh & McLennan Companies Incorporated	35,639	2,864,306
MetLife Incorporated	72,780	3,347,152
Principal Financial Group Incorporated	18,912	1,055,290
Prudential Financial Incorporated	29,627	2,869,079
The Allstate Corporation	24,886	2,326,343
The Hartford Financial Services Group Incorporated	25,063	1,311,547
The Progressive Corporation	40,882	2,538,363
The Travelers Companies Incorporated	19,056	2,449,077
Torchmark Corporation	7,449	631,899
Unum Group	15,534	602,875
Willis Towers Watson plc	9,277	1,402,219
XL Group Limited	18,037	1,002,496

		39,692,298

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Index Portfolio	29

Security name	Shares	Value

Health Care: 13.62%

Biotechnology: 2.49%
AbbVie Incorporated	111,917	$11,073,068
Alexion Pharmaceuticals Incorporated †	15,564	1,807,447
Amgen Incorporated	46,931	8,429,746
Biogen Idec Incorporated †	14,853	4,366,188
Celgene Corporation †	52,808	4,154,933
Gilead Sciences Incorporated	91,969	6,198,711
Incyte Corporation †	12,334	842,042
Regeneron Pharmaceuticals Incorporated †	5,422	1,628,335
Vertex Pharmaceuticals Incorporated †	17,825	2,745,050

		41,245,520

Health Care Equipment & Supplies: 2.95%
Abbott Laboratories	122,203	7,519,151
ABIOMED Incorporated †	2,953	1,125,506
Align Technology Incorporated †	5,063	1,680,663
Baxter International Incorporated	34,888	2,471,466
Becton Dickinson & Company	18,692	4,141,960
Boston Scientific Corporation †	96,529	2,933,516
Danaher Corporation	43,097	4,278,670
Dentsply Sirona Incorporated	16,125	706,436
Edwards Lifesciences Corporation †	14,745	2,024,636
Hologic Incorporated †	19,414	735,596
IDEXX Laboratories Incorporated †	6,117	1,273,621
Intuitive Surgical Incorporated †	7,884	3,624,038
Medtronic plc	95,149	8,213,262
ResMed Incorporated	10,035	1,031,698
Stryker Corporation	22,620	3,936,332
The Cooper Companies Incorporated	3,442	778,959
Varian Medical Systems Incorporated †	6,410	755,547
Zimmer Biomet Holdings Incorporated	14,262	1,590,356

		48,821,413

Health Care Providers & Services: 3.04%
Aetna Incorporated	22,954	4,042,888
AmerisourceBergen Corporation	11,413	937,464
Anthem Incorporated	17,954	3,975,375
Cardinal Health Incorporated	22,095	1,150,929
Centene Corporation †	13,879	1,626,064
CIGNA Corporation	17,052	2,888,097
CVS Health Corporation	71,227	4,515,080
DaVita HealthCare Partners Incorporated †	10,222	683,238
Envision Healthcare Corporation †	8,494	364,223
Express Scripts Holding Company †	39,621	3,003,668
HCA Holdings Incorporated	19,653	2,027,010
Henry Schein Incorporated †	10,790	746,668
Humana Incorporated	9,666	2,812,613
Laboratory Corporation of America Holdings †	7,154	1,291,941
McKesson Corporation	14,486	2,056,143

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Health Care Providers & Services (continued)
Quest Diagnostics Incorporated	9,523	$1,014,485
UnitedHealth Group Incorporated	67,937	16,407,465
Universal Health Services Incorporated Class B	6,107	702,183

		50,245,534

Health Care Technology: 0.08%
Cerner Corporation †	22,183	1,323,881

Life Sciences Tools & Services: 0.83%
Agilent Technologies Incorporated	22,657	1,402,921
Illumina Incorporated †	10,320	2,811,581
IQVIA Holdings Incorporated †	10,235	1,012,549
Mettler-Toledo International Incorporated †	1,788	984,723
PerkinElmer Incorporated	7,758	576,652
Thermo Fisher Scientific Incorporated	28,208	5,874,880
Waters Corporation †	5,531	1,065,381

		13,728,687

Pharmaceuticals: 4.23%
Allergan plc	23,191	3,497,203
Bristol-Myers Squibb Company	114,619	6,031,252
Eli Lilly & Company	67,689	5,756,273
Johnson & Johnson	188,359	22,531,504
Merck & Company Incorporated	189,292	11,268,553
Mylan NV †	36,141	1,389,983
Nektar Therapeutics †	11,167	896,375
Perrigo Company plc	9,196	672,779
Pfizer Incorporated	417,934	15,016,369
Zoetis Incorporated	34,211	2,863,461

		69,923,752

Industrials: 9.70%

Aerospace & Defense: 2.74%
Arconic Incorporated	29,827	526,447
General Dynamics Corporation	19,388	3,910,753
Harris Corporation	8,336	1,254,318
Huntington Ingalls Industries Incorporated	3,188	704,771
L-3 Technologies Incorporated	5,492	1,089,228
Lockheed Martin Corporation	17,443	5,486,521
Northrop Grumman Corporation	12,222	3,999,650
Raytheon Company	20,255	4,243,423
Rockwell Collins Incorporated	11,510	1,582,740
Textron Incorporated	18,378	1,223,607
The Boeing Company	38,837	13,676,838
TransDigm Group Incorporated	3,408	1,138,647
United Technologies Corporation	52,220	6,518,100

		45,355,043

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Index Portfolio	31

Security name	Shares	Value

Air Freight & Logistics: 0.71%
C.H. Robinson Worldwide Incorporated	9,811	$853,557
Expeditors International of Washington Incorporated	12,395	923,180
FedEx Corporation	17,303	4,310,523
United Parcel Service Incorporated Class B	48,320	5,610,918

		11,698,178

Airlines: 0.45%
Alaska Air Group Incorporated	8,635	525,094
American Airlines Group Incorporated	29,564	1,287,217
Delta Air Lines Incorporated	45,660	2,467,923
Southwest Airlines Company	37,976	1,939,814
United Continental Holdings Incorporated †	16,990	1,182,334

		7,402,382

Building Products: 0.29%
A.O. Smith Corporation	10,213	644,134
Allegion plc	6,683	510,782
Fortune Brands Home & Security Incorporated	10,668	599,222
Johnson Controls International plc	65,021	2,182,105
Masco Corporation	22,002	820,015

		4,756,258

Commercial Services & Supplies: 0.29%
Cintas Corporation	6,056	1,103,706
Republic Services Incorporated	15,812	1,066,203
Stericycle Incorporated †	6,006	381,381
Waste Management Incorporated	28,011	2,316,790

		4,868,080

Construction & Engineering: 0.09%
Fluor Corporation	9,822	478,724
Jacobs Engineering Group Incorporated	8,454	547,819
Quanta Services Incorporated †	10,794	388,692

		1,415,235

Electrical Equipment: 0.52%
Acuity Brands Incorporated	2,960	350,020
AMETEK Incorporated	16,241	1,186,080
Eaton Corporation plc	30,905	2,366,705
Emerson Electric Company	44,570	3,157,339
Rockwell Automation Incorporated	8,971	1,573,603

		8,633,747

Industrial Conglomerates: 1.61%
3M Company	41,808	8,245,792
General Electric Company	609,580	8,582,886
Honeywell International Incorporated	52,796	7,809,056
Roper Industries Incorporated	7,219	1,990,928

		26,628,662

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Machinery: 1.53%
Caterpillar Incorporated	41,958	$6,373,840
Cummins Incorporated	10,934	1,556,892
Deere & Company	22,732	3,398,661
Dover Corporation	10,842	837,111
Flowserve Corporation	9,183	379,625
Fortive Corporation	21,502	1,562,980
Illinois Tool Works Incorporated	21,581	3,101,190
Ingersoll-Rand plc	17,543	1,535,714
Paccar Incorporated	24,712	1,537,828
Parker-Hannifin Corporation	9,341	1,596,377
Pentair plc	11,630	507,533
Snap-on Incorporated	3,982	588,619
Stanley Black & Decker Incorporated	10,766	1,499,058
Xylem Incorporated	12,630	889,152

		25,364,580

Professional Services: 0.28%
Equifax Incorporated	8,430	960,683
IHS Markit Limited †	25,416	1,252,500
Nielsen Holdings plc	23,537	710,111
Robert Half International Incorporated	8,724	555,544
Verisk Analytics Incorporated †	10,891	1,157,060

		4,635,898

Road & Rail: 1.00%
CSX Corporation	62,290	4,027,049
J.B. Hunt Transport Services Incorporated	6,010	769,881
Kansas City Southern	7,235	775,230
Norfolk Southern Corporation	19,950	3,025,418
Union Pacific Corporation	55,265	7,889,631

		16,487,209

Trading Companies & Distributors: 0.19%
Fastenal Company	20,195	1,074,980
United Rentals Incorporated †	5,933	946,729
W.W. Grainger Incorporated	3,584	1,107,420

		3,129,129

Information Technology: 25.43%

Communications Equipment: 1.03%
Cisco Systems Incorporated	338,224	14,445,547
F5 Networks Incorporated †	4,342	751,644
Juniper Networks Incorporated	24,134	642,930
Motorola Solutions Incorporated	11,374	1,220,885

		17,061,006

Electronic Equipment, Instruments & Components: 0.42%
Amphenol Corporation Class A	21,447	1,864,388
Corning Incorporated	61,014	1,657,750

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Index Portfolio	33

Security name	Shares	Value

Electronic Equipment, Instruments & Components (continued)
FLIR Systems Incorporated	9,753	$525,687
IPG Photonics Corporation †	2,657	641,054
TE Connectivity Limited	24,657	2,295,074

		6,983,953

Internet Software & Services: 5.00%
Akamai Technologies Incorporated †	11,937	899,811
Alphabet Incorporated Class A †	20,956	23,051,600
Alphabet Incorporated Class C †	21,369	23,185,151
eBay Incorporated †	66,081	2,492,575
Facebook Incorporated Class A †	168,211	32,259,506
VeriSign Incorporated †	6,740	879,166

		82,767,809

IT Services: 4.23%
Accenture plc Class A	43,295	6,742,763
Alliance Data Systems Corporation	3,388	714,258
Automatic Data Processing Incorporated	31,121	4,046,352
Cognizant Technology Solutions Corporation Class A	41,282	3,110,599
DXC Technology Company	20,028	1,844,779
Fidelity National Information Services Incorporated	23,251	2,376,717
Fiserv Incorporated †	29,011	2,106,199
Gartner Incorporated †	6,377	846,483
Global Payments Incorporated	11,173	1,241,991
International Business Machines Corporation	60,146	8,499,231
MasterCard Incorporated Class A	64,812	12,322,057
Paychex Incorporated	22,443	1,471,812
PayPal Holdings Incorporated †	79,204	6,500,272
Total System Services Incorporated	11,610	989,056
Visa Incorporated Class A	126,557	16,543,531
Western Union Company	32,246	641,373

		69,997,473

Semiconductors & Semiconductor Equipment: 4.23%
Advanced Micro Devices Incorporated «†	57,833	794,047
Analog Devices Incorporated	25,963	2,523,084
Applied Materials Incorporated	73,766	3,745,837
Broadcom Incorporated	28,819	7,264,405
Intel Corporation	328,570	18,137,064
KLA-Tencor Corporation	10,996	1,245,077
Lam Research Corporation	11,440	2,267,179
Microchip Technology Incorporated «	16,453	1,602,193
Micron Technology Incorporated †	81,182	4,675,271
NVIDIA Corporation	42,475	10,711,770
Qorvo Incorporated †	8,881	712,700
QUALCOMM Incorporated	103,932	6,040,528
Skyworks Solutions Incorporated	12,812	1,263,391
Texas Instruments Incorporated	69,069	7,729,512
Xilinx Incorporated	17,890	1,218,488

		69,930,546

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Software: 5.96%
Activision Blizzard Incorporated	53,261	$3,776,738
Adobe Systems Incorporated †	34,512	8,603,151
Ansys Incorporated †	5,888	958,566
Autodesk Incorporated †	15,464	1,996,402
CA Incorporated	21,953	784,600
Cadence Design Systems Incorporated †	19,859	843,015
Citrix Systems Incorporated †	9,081	959,135
Electronic Arts Incorporated †	21,535	2,819,147
Intuit Incorporated	17,082	3,443,731
Microsoft Corporation	540,581	53,431,026
Oracle Corporation	212,160	9,912,115
Red Hat Incorporated †	12,427	2,018,393
Salesforce.com Incorporated †	48,597	6,285,050
Symantec Corporation	43,527	904,491
Synopsys Incorporated †	10,442	919,627
Take-Two Interactive Software Incorporated †	8,032	900,227

		98,555,414

Technology Hardware, Storage & Peripherals: 4.56%
Apple Incorporated	356,232	66,569,074
Hewlett Packard Enterprise Company	110,015	1,676,629
HP Incorporated	114,962	2,532,613
NetApp Incorporated	18,810	1,285,099
Seagate Technology plc	19,997	1,126,831
Western Digital Corporation	20,891	1,744,607
Xerox Corporation	15,019	408,216

		75,343,069

Materials: 2.78%

Chemicals: 2.05%
Air Products & Chemicals Incorporated	15,371	2,481,033
Albemarle Corporation	7,768	726,075
CF Industries Holdings Incorporated	16,376	673,709
DowDuPont Incorporated	164,284	10,532,247
Eastman Chemical Company	10,037	1,046,959
Ecolab Incorporated	18,252	2,602,918
FMC Corporation	9,431	821,346
International Flavors & Fragrances Incorporated	5,541	676,722
LyondellBasell Industries NV Class A	22,715	2,546,806
Monsanto Company	30,947	3,944,505
PPG Industries Incorporated	17,866	1,803,037
Praxair Incorporated	20,159	3,150,045
The Mosaic Company	24,612	676,584
The Sherwin-Williams Company	5,807	2,202,305

		33,884,291

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Index Portfolio	35

Security name	Shares	Value

Construction Materials: 0.13%
Martin Marietta Materials Incorporated	4,409	$982,634
Vulcan Materials Company	9,301	1,188,110

		2,170,744

Containers & Packaging: 0.33%
Avery Dennison Corporation	6,173	648,350
Ball Corporation	24,576	908,083
International Paper Company	28,991	1,551,019
Packaging Corporation of America	6,624	778,320
Sealed Air Corporation	11,751	511,874
WestRock Company	17,910	1,054,541

		5,452,187

Metals & Mining: 0.27%
Freeport-McMoRan Incorporated	94,534	1,597,625
Newmont Mining Corporation	37,454	1,458,084
Nucor Corporation	22,320	1,432,721

		4,488,430

Real Estate: 2.69%

Equity REITs: 2.63%
Alexandria Real Estate Equities Incorporated	7,108	887,931
American Tower Corporation	30,951	4,282,690
Apartment Investment & Management Company Class A	11,046	451,008
AvalonBay Communities Incorporated	9,694	1,604,745
Boston Properties Incorporated	10,836	1,319,500
Crown Castle International Corporation	29,113	3,032,119
Digital Realty Trust Incorporated	14,424	1,550,292
Duke Realty Corporation	25,063	704,772
Equinix Incorporated	5,562	2,207,280
Equity Residential Company Limited	25,848	1,654,014
Essex Property Trust Incorporated	4,636	1,108,143
Extra Space Storage Incorporated	8,849	851,716
Federal Realty Investment Trust	5,139	610,976
GGP Incorporated	44,345	899,317
HCP Incorporated	32,958	790,003
Host Hotels & Resorts Incorporated	51,540	1,114,810
Iron Mountain Incorporated	19,759	657,777
Kimco Realty Corporation	29,870	461,790
Mid-America Apartment Communities Incorporated	7,977	746,328
Prologis Incorporated	37,424	2,408,234
Public Storage Incorporated	10,519	2,228,345
Realty Income Corporation	19,954	1,063,548
Regency Centers Corporation	10,432	605,891
SBA Communications Corporation †	8,180	1,293,013
Simon Property Group Incorporated	21,846	3,500,166
SL Green Realty Corporation	6,342	618,472
The Macerich Company	7,614	423,567

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Equity REITs (continued)
UDR Incorporated	18,827	$686,621
Ventas Incorporated	25,007	1,366,883
Vornado Realty Trust	12,138	846,140
Welltower Incorporated	26,002	1,499,015
Weyerhaeuser Company	53,022	1,979,311

		43,454,417

Real Estate Management & Development: 0.06%
CBRE Group Incorporated Class A †	21,214	979,875

Telecommunication Services: 1.75%

Diversified Telecommunication Services: 1.75%
AT&T Incorporated	431,072	13,932,247
CenturyLink Incorporated	68,297	1,244,371
Verizon Communications Incorporated	289,813	13,815,386

		28,992,004

Utilities: 2.74%

Electric Utilities: 1.71%
Alliant Energy Corporation	16,243	672,785
American Electric Power Company Incorporated	34,542	2,347,129
Duke Energy Corporation	49,152	3,792,568
Edison International	22,874	1,421,848
Entergy Corporation	12,691	1,026,829
Eversource Energy	22,248	1,269,916
Exelon Corporation	67,752	2,804,255
FirstEnergy Corporation	31,386	1,080,306
NextEra Energy Incorporated	33,025	5,475,875
PG&E Corporation	36,155	1,566,596
Pinnacle West Capital Corporation	7,849	624,859
PPL Corporation	48,727	1,331,222
The Southern Company	70,780	3,178,022
Xcel Energy Incorporated	35,670	1,623,698

		28,215,908

Independent Power & Renewable Electricity Producers: 0.08%
AES Corporation	46,371	591,230
NRG Energy Incorporated	21,185	725,163

		1,316,393

Multi-Utilities: 0.89%
Ameren Corporation	17,035	1,008,302
CenterPoint Energy Incorporated	30,261	790,720
CMS Energy Corporation	19,828	914,666
Consolidated Edison Incorporated	21,792	1,672,100
Dominion Resources Incorporated	45,742	2,936,179
DTE Energy Company	12,594	1,290,003
NiSource Incorporated	23,689	599,332

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Index Portfolio	37

Security name			Shares	Value

Multi-Utilities (continued)
Public Service Enterprise Group Incorporated			35,438	$1,877,505
SCANA Corporation			10,014	363,507
Sempra Energy			17,926	1,909,650
WEC Energy Group Incorporated			22,153	1,398,962

				14,760,926

Water Utilities: 0.06%
American Water Works Company Incorporated			12,536	1,042,243

Total Common Stocks (Cost $545,079,641)				1,618,895,326

	Yield
Short-Term Investments: 1.60%

Investment Companies: 1.45%
Securities Lending Cash Investment LLC (l)(r)(u)	1.91%		6,535,529	6,536,182
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.67		17,497,109	17,497,109

				24,033,291

		Maturity date	Principal
U.S. Treasury Securities: 0.15%
U.S. Treasury Bill (z)#	1.61	6-14-2018	$2,463,000	2,461,604

Total Short-Term Investments (Cost $26,494,396)				26,494,895

Total investments in securities (Cost $571,574,037)	99.48%	1,645,390,221
Other assets and liabilities, net	0.52	8,577,694

Total net assets	100.00%	$1,653,967,915

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 Index	33	6-14-2018	$21,853,015	$22,320,375	$467,360	$0

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2018

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Common Stocks
Financials
Banks
Wells Fargo & Company	432,148	321	124,261	308,208	$3,525,371	$(1,998,134)	$568,709	$16,640,150	1.01%

Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	10,256,007	92,760,479	96,480,957	6,535,529	448	(295)	53,113	6,536,182
Wells Fargo Government Money Market Fund Select Class	17,511,265	385,619,609	385,633,765	17,497,109	0	0	305,747	17,497,109

								24,033,291	1.45

					$3,525,819	$(1,998,429)	$927,569	$40,673,441	2.46%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2018	Wells Fargo Index Portfolio	39

Assets
Investments in unaffiliated securities, (including $6,273,563 of securities loaned), at value (cost $539,940,339)	$1,604,716,780
Investments in affiliated securities, at value (cost $31,633,698)	40,673,441
Receivable for investments sold	12,496,736
Receivable for dividends	3,891,006
Prepaid expenses and other assets	186,454

Total assets	1,661,964,417

Liabilities
Payable upon receipt of securities loaned	6,534,083
Payable for investments purchased	1,155,996
Payable for daily variation margin on open futures contracts	160,855
Advisory fee payable	126,577
Accrued expenses and other liabilities	18,991

Total liabilities	7,996,502

Total net assets	$1,653,967,915

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Index Portfolio	Statement of operations—year ended May 31, 2018

Investment income
Dividends (net of foreign dividend withholding taxes of $41,474)	$35,417,987
Income from affiliated securities	927,569
Interest	27,013

Total investment income	36,372,569

Expenses
Advisory fee	1,654,088
Custody and accounting fees	132,276
Professional fees	60,557
Shareholder report expenses	7,103
Trustees’ fees and expenses	21,519
Other fees and expenses	19,043

Total expenses	1,894,586

Net investment income	34,477,983

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	349,072,281
Affiliated securities	3,525,819
Futures transactions	3,848,508

Net realized gains on investments	356,446,608

Net change in unrealized gains (losses) on:
Unaffiliated securities	(128,942,939)
Affiliated securities	(1,998,429)
Futures transactions	(16,100)

Net change in unrealized gains (losses) on investments	(130,957,468)

Net realized and unrealized gains (losses) on investments	225,489,140

Net increase in net assets resulting from operations	$259,967,123

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Index Portfolio	41

	Year ended May 31, 2018	Year ended May 31, 2017

Operations
Net investment income	$34,477,983	$44,665,747
Net realized gains on investments	356,446,608	304,897,871
Net change in unrealized gains (losses) on investments	(130,957,468)	2,704,619

Net increase in net assets resulting from operations	259,967,123	352,268,237

Capital transactions
Transactions in investors’ beneficial interests
Contributions	15,647,891	39,021,343
Withdrawals	(637,181,697)	(716,167,440)

Net decrease in net assets resulting from capital transactions	(621,533,806)	(677,146,097)

Total decrease in net assets	(361,566,683)	(324,877,860)

Net assets
Beginning of period	2,015,534,598	2,340,412,458

End of period	$1,653,967,915	$2,015,534,598

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Index Portfolio	Financial highlights

	Year ended May 31
	2018	2017	2016	2015	2014
Total return	14.27%	17.36%	1.62%	11.69%	20.33%
Ratios to average net assets (annualized)
Gross expenses	0.10%	0.10%	0.11%	0.11%	0.10%
Net expenses	0.10%	0.10%	0.10%	0.11%	0.10%
Net investment income	1.84%	2.03%	2.12%	1.96%	1.99%
Supplemental data
Portfolio turnover rate	3%	9%	4%	4%	5%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Index Portfolio	43

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to

44	Wells Fargo Index Portfolio	Notes to financial statements

the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statements of Operations.

Futures contracts

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. A Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Federal and other taxes

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Index Portfolio	45

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $600,906,973 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,086,972,863
Gross unrealized losses	(42,022,255)
Net unrealized gains	$1,044,950,608

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$208,285,195	$0	$0	$208,285,195
Consumer staples	108,287,959	0	0	108,287,959
Energy	101,389,414	0	0	101,389,414
Financials	229,872,882	0	0	229,872,882
Health care	225,288,787	0	0	225,288,787
Industrials	160,374,401	0	0	160,374,401
Information technology	420,639,270	0	0	420,639,270
Materials	45,995,652	0	0	45,995,652
Real estate	44,434,292	0	0	44,434,292
Telecommunication services	28,992,004	0	0	28,992,004
Utilities	45,335,470	0	0	45,335,470

Short-term investments
Investment companies	17,497,109	0	0	17,497,109
U.S. Treasury securities	2,461,604	0	0	2,461,604
Investments measured at net asset value*				6,536,182
	1,638,854,039	0	0	1,645,390,221
Futures contracts	467,360	0	0	467,360
Total assets	$1,639,321,399	$0	$0	$1,645,857,581

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $6,536,182 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

46	Wells Fargo Index Portfolio	Notes to financial statements

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of investments. For futures contracts the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

The Portfolio recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2018, the Portfolio did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.10% and declining to 0.05% as the average daily net assets of the Portfolio increase. For the year ended May 31, 2018, the advisory fee was equivalent to an annual rate of 0.09% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.02% as the average daily net assets of the Portfolio increase. Prior to January 1, 2018, Golden Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, was the subadviser to the Fund and was entitled to receive a fee from Funds Management at an annual rate which started at 0.05% and declined to 0.02% as the average daily net assets of the Fund increased. In connection with the completion of the merger of Golden Capital Management LLC into WellsCap on January 1, 2018, WellsCap became the subadvisor to the Fund. The merger did not result in any change to the services provided to the Fund or to its strategies or fees and expenses.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2018 were $47,157,217 and $628,640,302, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2018, the Portfolio used an uninvested cash to entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $32,817,637 in long futures contracts during the year ended May 31, 2018.

The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Portfolio has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolio to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the

Notes to financial statements	Wells Fargo Index Portfolio	47

Statement of Assets and Liabilities are not offset across transactions between the Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Societe Generale	$467,360*	$0	$0	$467,360

*

Amount represents cumulative unrealized gains (losses) on futures contracts as reported in the table following the Portfolio of investments. Only the current day’s variation margin as of May 31, 2018 is reported separately on the Statement of Assets and Liabilities.

7. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A portfolio that invest a substantial portion of its assets in a sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

48	Wells Fargo Index Portfolio	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Index Portfolio (the “Portfolio”), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

Other information (unaudited)	Wells Fargo Index Fund	49

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $288,797,442 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $34,215,926 of income dividends paid during the fiscal year ended May 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2018, $3,343,083 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. The Fund and the Portfolio each file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

50	Wells Fargo Index Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Index Fund	51

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

52	Wells Fargo Index Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Index Fund	53

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Index Fund and Wells Fargo Index Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Index Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Index Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management.

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a

54	Wells Fargo Index Fund	Other information (unaudited)

description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2017. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for all periods under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was in range of its benchmark, the S&P 500 Index, for the all periods under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

Other information (unaudited)	Wells Fargo Index Fund	55

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of these average rates for its expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Funds and the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability with respect to providing services to the Master Portfolio was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund.

Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards also considered that, in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Funds.

56	Wells Fargo Index Fund	Other information (unaudited)

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

Appendix (unaudited)	Wells Fargo Index Fund	57

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

58	Wells Fargo Index Fund	Appendix (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix (unaudited)	Wells Fargo Index Fund	59
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

312328 07-18 A283/AR283 05-18

Annual Report

May 31, 2018

Wells Fargo International Value Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo International Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo International Value Fund for the 12-month period that ended May 31, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the 12-month period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.38% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 9.67%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 14.03%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.37% while fixed-income investments outside the U.S. gained 3.40%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.11%, and the ICE BofAML U.S. High Yield Index7 was up 2.29%.

Global economic growth benefited equity investments during the second quarter of 2017.

As the second quarter of 2017 drew to a close, the U.S. Federal Reserve (Fed) raised the target federal funds interest rate by a quarter percentage point to a range of 0.75% to 1.00% in June. The U.S. central bank cited economic data that reflected a healthy economy as the basis for its decision. Gross domestic product (GDP) growth on an annualized basis was at 3.10% for the second quarter, hiring remained strong, and business and consumer sentiment was favorable. With the interest rate increase, short-term bond yields rose while longer-term Treasury yields were little changed, leading to positive performance. Investment-grade, high-yield, and municipal bonds benefited from strong demand.

Although economic momentum increased in Europe, the European Central Bank (ECB) held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. The Bank of Japan also continued economic and monetary policies that align with Prime Minister Shinzō Abe’s efforts to encourage business activity and economic growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo International Value Fund	3

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. GDP growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the Fed’s targets.

Economic momentum increased in Europe; the ECB held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first five months of 2018 as economic signals were mixed.

The first five months of 2018 began with stock market gains. Subsequently, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.83% and 3.11%, respectively, on May 31, 2018.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering. The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. In April, the U.S. Bureau of Economic Analysis placed first-quarter U.S. GDP growth at 2.3%. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved.

Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the first five months of 2018 due to escalating tensions over potential international trade tariffs. At the same time, interest rates and inflationary pressures generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering.

4	Wells Fargo International Value Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo International Value Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

LSV Asset Management

Portfolio managers

Josef Lakonishok

Puneet Mansharamani, CFA®

Menno Vermeulen, CFA®

Average annual total returns (%) as of May 31, 2018

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFFAX)	10-31-2003	0.96	3.97	0.69	7.12	5.21	1.28	1.40	1.35
Class C (WFVCX)	4-8-2005	5.36	4.41	0.51	6.36	4.41	0.51	2.15	2.10
Administrator Class (WFVDX)	4-8-2005	–	–	–	7.25	5.33	1.45	1.32	1.25
Institutional Class (WFVIX)	8-31-2006	–	–	–	7.51	5.62	1.69	1.07	1.00
MSCI EAFE Value Index (Net)[4]	–	–	–	–	5.91	4.80	1.28	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo International Value Fund	7

Growth of $10,000 investment as of May 31, 2018[5]

[1]	The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through September 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Value Index (Net) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of value securities within developed equity markets, excluding the United States and Canada. The MSCI EAFE Value Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI EAFE Value Index (Net). The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The MSCI EAFE Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

[7]	The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo International Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the MSCI EAFE Value Index (Net), for the 12-month period that ended May 31, 2018.

∎	The Fund benefited from solid stock selection in several sectors during the period. The Fund’s overweight to materials contributed to the outperformance.

∎	The Fund’s overweight to consumer staples and underweight to energy stocks had a negative impact on relative results. Value stocks trailed growth stocks during the period, which had a negative impact on performance relative to the broad international equity market given the Fund’s deep-value bias.

∎	From a portfolio composition perspective, the most significant changes in sector exposures during the period included an increase in our exposure to energy and materials stocks and a decrease in our exposure to information technology (IT) and health care stocks. The Fund was overweight materials, consumer discretionary, and industrials and underweight financials, energy, and real estate relative to the value benchmark.

International developed stock markets posted gains over the past 12 months.

International developed stock markets posted gains over the past 12 months, with the MSCI EAFE Index (Net)6 returning 7.97%. Value stocks trailed growth stocks in the period, as the MSCI EAFE Value Index (Net) advanced just 5.91%. Energy and materials stocks led the market advance. Energy rebounded as oil prices recovered in the period. IT stocks continued to perform well. Telecommunication services stocks declined during the period, while defensive sectors, including consumer staples, utilities, and health care, also lagged. Emerging markets outperformed the developed markets over the reporting period, although emerging markets struggled as the period drew to a close.

Ten largest holdings (%) as of May 31, 2018[7]
Royal Dutch Shell plc Class B	1.65
Total SA	1.60
GlaxoSmithKline plc	1.58
Sanofi SA	1.43
Nippon Telegraph & Telephone Corporation	1.27
BP plc	1.26
BAE Systems plc	1.13
KDDI Corporation	1.06
Enel SpA	1.02
Orange SA	0.96

The Fund benefited from strong stock selection, particularly in the financials and consumer staples sectors. The Fund’s exposure to emerging markets had a positive impact on results, as emerging markets led the developed markets. The Fund’s overweight to materials relative to the benchmark also added value. The Fund’s underweight to energy stocks, which recovered and led the market, and overweight to consumer staples had a negative impact on performance.

Top-contributing positions included materials holdings China Resources Cement Holdings Limited and Mineral Resources Limited; Uniper SE, a German utility that gained on takeover news; Magna International Incorporated in Canada; and underweights to Swiss companies Novartis

AG and Nestle S.A. Detractors included Swiss pharmaceutical company Roche Holding Limited AG, Italian aerospace and defense company Leonardo S.p.A., and Carillion plc in the industrials sector. The Fund was also negatively affected by its lack of exposure or underweights to HSBC, Royal Dutch Shell plc, and Rio Tinto plc, all three of which posted strong returns.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo International Value Fund	9

Sector distribution as of May 31, 2018[8]

Country allocation as of May 31, 2018[8]

The most significant changes in sector exposures during the period included an increase in energy and materials stocks and a decrease to IT and health care stocks. While the Fund’s energy exposure increased, the Fund remains underweight the sector relative to the benchmark index. The Fund initiated a position in Royal Dutch Shell and added to other integrated oil and gas holdings BP plc, Total S.A., and China Petroleum & Chemical Corporation. The integrated oil and gas companies have become more attractive given the rally in oil prices over the past 12 months.

The Fund increased its overweight to the materials sector, initiating positions in Anglo American Platinum Limited, Arkema, Dowa Holdings Company Limited, Nine Dragons Paper (Holdings) Limited, and Teijin Limited. We find many attractive chemical companies in the materials sector, and the Fund is diversified among several attractive stocks in the industry. We reduced our exposure to health care stocks, selling pharmaceutical companies Indivior plc; KYORIN Holdings, Incorporated; and STADA Arzneimittel AG, which was the subject of a takeover. We also reduced our weight to IT during the period. We sold technology services company Tieto Oyj in Finland, Norwegian computer distribution company Atea ASA, and OpenText Corporation in Canada. We also trimmed emerging market holdings Tech Mahindra Limited in India and Kingboard Laminates Holdings Limited in China, both of which had gained in value.

We believe that the Fund remains attractive based on valuation.

We believe the Fund remains attractively positioned from a valuation standpoint. As of the end of the reporting period, the stocks within the Fund were trading at an average price of just over 10 times forecasted earnings per share and less than 6.5 times cash flow per share and generating a dividend yield of 3.8%. The emerging market portion of the portfolio has continued to trade at particularly attractive valuations. We continue to concentrate on finding what we believe are attractively valued companies that are generating strong cash flows and earnings and that we believe could produce strong performance going forward.

Please see footnotes on page 7.

10	Wells Fargo International Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2017 to May 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2017	Ending account value 5-31-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$990.64	$6.65	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.74	1.34%
Class C
Actual	$1,000.00	$987.20	$10.36	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.50	$10.51	2.09%
Administrator Class
Actual	$1,000.00	$990.77	$6.20	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29	1.25%
Institutional Class
Actual	$1,000.00	$991.98	$4.97	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2018	Wells Fargo International Value Fund	11

Security name	Value

Investment Companies: 98.24%

Affiliated Master Portfolio: 98.24%
Wells Fargo International Value Portfolio	$855,669,982

Total Investment Companies (Cost $792,738,008)	855,669,982

Total investments in securities (Cost $792,738,008)	98.24%	855,669,982
Other assets and liabilities, net	1.76	15,350,979

Total net assets	100.00%	$871,020,961

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo International Value Portfolio	96%	95%	$14,310,484	$21,273,653	$27,076,042	$759,001	$855,669,982	98.24%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo International Value Fund	Statement of assets and liabilities—May 31, 2018

Assets
Investment in affiliated Master Portfolio, at value (cost $792,738,008)	$855,669,982
Receivable for Fund shares sold	15,765,085
Prepaid expenses and other assets	314,296

Total assets	871,749,363

Liabilities
Payable for Fund shares redeemed	581,167
Administration fees payable	98,820
Management fee payable	30,175
Distribution fee payable	757
Accrued expenses and other liabilities	17,483

Total liabilities	728,402

Total net assets	$871,020,961

NET ASSETS CONSIST OF
Paid-in capital	$806,222,280
Undistributed net investment income	9,444,288
Accumulated net realized losses on investments	(7,577,581)
Net unrealized gains on investments	62,931,974

Total net assets	$871,020,961

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$38,677,343
Shares outstanding – Class A1	2,467,043
Net asset value per share – Class A	$15.68
Maximum offering price per share – Class A2	$16.64
Net assets – Class C	$1,135,231
Shares outstanding – Class C1	74,514
Net asset value per share – Class C	$15.24
Net assets – Administrator Class	$5,961,269
Shares outstanding – Administrator Class[1]	378,238
Net asset value per share – Administrator Class	$15.76
Net assets – Institutional Class	$825,247,118
Shares outstanding – Institutional Class[1]	53,316,098
Net asset value per share – Institutional Class	$15.48

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2018	Wells Fargo International Value Fund	13

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of ($3,754,093)	$27,076,042
Affiliated income allocated from affiliated Master Portfolio	759,001
Expenses allocated from affiliated Master Portfolio	(6,559,987)

Total investment income	21,275,056

Expenses
Management fee	401,445
Administration fees
Class A	22,965
Class C	2,199
Administrator Class	6,737
Institutional Class	1,021,442
Shareholder servicing fees
Class A	27,340
Class C	2,618
Administrator Class	12,956
Distribution fee
Class C	7,855
Custody and accounting fees	19,930
Professional fees	30,763
Registration fees	53,213
Shareholder report expenses	33,314
Trustees’ fees and expenses	21,016
Other fees and expenses	10,235

Total expenses	1,674,028
Less: Fee waivers and/or expense reimbursements	(143,996)

Net expenses	1,530,032

Net investment income	19,745,024

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	14,310,484
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	21,273,653

Net realized and unrealized gains (losses) on investments	35,584,137

Net increase in net assets resulting from operations	$55,329,161

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo International Value Fund	Statement of changes in net assets

	Year ended May 31, 2018		Year ended May 31, 2017

Operations
Net investment income		$19,745,024		$15,432,785
Net realized gains (losses) on investments		14,310,484		(9,069,569)
Net change in unrealized gains (losses) on investments		21,273,653		94,840,293

Net increase in net assets resulting from operations		55,329,161		101,203,509

Distributions to shareholders from
Net investment income
Class A		(53,028)		(1,089,141)
Class C		(19,938)		(9,142)
Administrator Class		(104,265)		(89,969)
Institutional Class		(22,325,915)		(10,969,077)

Total distributions to shareholders		(22,503,146)		(12,157,329)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,633,442	42,441,930	3,968,788	51,693,187
Class C	31,890	496,381	4,105	56,334
Administrator Class	150,614	2,424,464	424,972	5,925,715
Institutional Class	18,051,179	284,422,225	23,856,910	327,309,805

		329,785,000		384,985,041

Reinvestment of distributions
Class A	3,299	52,993	82,922	1,086,269
Class C	1,271	19,890	706	9,116
Administrator Class	6,369	102,738	6,623	87,749
Institutional Class	1,408,571	22,297,672	841,957	10,962,276

		22,473,293		12,145,410

Payment for shares redeemed
Class A	(342,547)	(5,580,817)	(4,267,186)	(58,463,760)
Class C	(15,622)	(244,651)	(10,177)	(132,714)
Administrator Class	(138,280)	(2,200,897)	(992,010)	(13,484,274)
Institutional Class	(14,341,542)	(228,026,971)	(12,328,866)	(165,982,459)

		(236,053,336)		(238,063,207)

Net increase in net assets resulting from capital share transactions		116,204,957		159,067,244

Total increase in net assets		149,030,972		248,113,424

Net assets
Beginning of period		721,989,989		473,876,565

End of period		$871,020,961		$721,989,989

Undistributed net investment income		$9,444,288		$10,548,383

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Value Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.88	$12.83	$14.85	$15.45	$13.40
Net investment income	0.72 [1]	0.09 [1]	0.26	0.26 [1]	0.36
Net realized and unrealized gains (losses) on investments	0.35	2.26	(2.08)	(0.53)	1.97

Total from investment operations	1.07	2.35	(1.82)	(0.27)	2.33
Distributions to shareholders from
Net investment income	(0.27)	(0.30)	(0.20)	(0.33)	(0.28)
Net asset value, end of period	$15.68	$14.88	$12.83	$14.85	$15.45
Total return[2]	7.12%	18.65%	(12.31)%	(1.55)%	17.48%
Ratios to average net assets (annualized)
Gross expenses[3]	1.34%	1.39%	1.46%	1.50%	1.51%
Net expenses[3]	1.34%	1.35%	1.39%	1.49%	1.50%
Net investment income[3]	4.48%	0.69%	1.98%	1.80%	2.45%
Supplemental data
Portfolio turnover rate[4]	15%	41%	14%	18%	11%
Net assets, end of period (000s omitted)	$38,677	$2,571	$4,981	$5,768	$6,725

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.85%
Year ended May 31, 2016	0.91%
Year ended May 31, 2015	0.91%
Year ended May 31, 2014	0.91%

[4]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo International Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.60	$12.56	$14.54	$15.16	$13.18
Net investment income	0.21	0.23	0.17	0.13	0.19
Net realized and unrealized gains (losses) on investments	0.73	1.97	(2.05)	(0.51)	2.00

Total from investment operations	0.94	2.20	(1.88)	(0.38)	2.19
Distributions to shareholders from
Net investment income	(0.30)	(0.16)	(0.10)	(0.24)	(0.21)
Net asset value, end of period	$15.24	$14.60	$12.56	$14.54	$15.16
Total return[1]	6.36%	17.69%	(12.95)%	(2.37)%	16.64%
Ratios to average net assets (annualized)
Gross expenses[2]	2.10%	2.16%	2.21%	2.25%	2.26%
Net expenses[2]	2.10%	2.10%	2.14%	2.24%	2.25%
Net investment income[2]	1.40%	1.57%	1.25%	1.07%	1.88%
Supplemental data
Portfolio turnover rate[3]	15%	41%	14%	18%	11%
Net assets, end of period (000s omitted)	$1,135	$832	$783	$920	$920

[1]	Total return calculations do not include any sales charges.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.82%
Year ended May 31, 2017	0.87%
Year ended May 31, 2016	0.91%
Year ended May 31, 2015	0.91%
Year ended May 31, 2014	0.91%

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Value Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.04	$12.91	$14.73	$15.35	$13.31
Net investment income	0.37 [1]	0.33 [1]	0.14 [1]	0.28	0.38
Net realized and unrealized gains (losses) on investments	0.73	2.05	(1.96)	(0.52)	1.98

Total from investment operations	1.10	2.38	(1.82)	(0.24)	2.36
Distributions to shareholders from
Net investment income	(0.38)	(0.25)	0.00	(0.38)	(0.32)
Net asset value, end of period	$15.76	$15.04	$12.91	$14.73	$15.35
Total return	7.25%	18.66%	(12.36)%	(1.35)%	17.81%
Ratios to average net assets (annualized)
Gross expenses[2]	1.27%	1.33%	1.36%	1.34%	1.34%
Net expenses[2]	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income[2]	2.30%	2.46%	0.99%	2.12%	2.76%
Supplemental data
Portfolio turnover rate[3]	15%	41%	14%	18%	11%
Net assets, end of period (000s omitted)	$5,961	$5,407	$11,873	$487,582	$459,415

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.82%
Year ended May 31, 2017	0.87%
Year ended May 31, 2016	0.91%
Year ended May 31, 2015	0.91%
Year ended May 31, 2014	0.91%

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo International Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.80	$12.73	$14.75	$15.38	$13.34
Net investment income	0.41	0.39	0.36	0.29	0.41
Net realized and unrealized gains (losses) on investments	0.71	1.99	(2.12)	(0.51)	1.98

Total from investment operations	1.12	2.38	(1.76)	(0.22)	2.39
Distributions to shareholders from
Net investment income	(0.44)	(0.31)	(0.26)	(0.41)	(0.35)
Net asset value, end of period	$15.48	$14.80	$12.73	$14.75	$15.38
Total return	7.51%	19.04%	(11.98)%	(1.19)%	18.07%
Ratios to average net assets (annualized)
Gross expenses[1]	1.02%	1.07%	1.13%	1.07%	1.08%
Net expenses[1]	1.00%	1.00%	1.01%	1.05%	1.05%
Net investment income[1]	2.43%	2.95%	2.81%	2.42%	2.91%
Supplemental data
Portfolio turnover rate[2]	15%	41%	14%	18%	11%
Net assets, end of period (000s omitted)	$825,247	$713,180	$456,239	$3,793	$2,359

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.82%
Year ended May 31, 2017	0.86%
Year ended May 31, 2016	0.91%
Year ended May 31, 2015	0.91%
Year ended May 31, 2014	0.91%

[2]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo International Value Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on Wells Fargo International Value Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in a separate diversified portfolio of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2018, the Fund owned 95% of Wells Fargo International Value Portfolio (the “affiliated Master Portfolio”). The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2018 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade date basis.

The Fund records daily its proportionate share of the affiliated Master Portfolio’s dividend income, expenses, and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

20	Wells Fargo International Value Fund	Notes to financial statements

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $798,709,474 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$60,723,699
Gross unrealized losses	(3,763,191)
Net unrealized gains	$56,960,508

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryforwards and foreign currency transactions. At May 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(26,526,974)	$1,654,027	$24,872,947

As of May 31, 2018, the Fund had capital loss carryforwards which consist of $4,561,591 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2018, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio were as follows:

Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Wells Fargo International Value Portfolio	Seeks long-term capital appreciation	$855,669,982

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase. For the year ended May 31, 2018, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Notes to financial statements	Wells Fargo International Value Fund	21

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through September 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.25% for Administrator Class shares, and 1.00% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of the Fund, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2018, Funds Distributor received $1,726 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A shares and Class C for the year ended May 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2018 were $215,435,033 and $119,184,665, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended May 31, 2018, there were no borrowings by the Fund under the agreement.

22	Wells Fargo International Value Fund	Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $22,503,146 and $12,157,329 of ordinary income for the years ended May 31, 2018 and May 31, 2017, respectively.

As of May 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$12,399,764	$56,960,508	$(4,561,591)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo International Value Fund	23

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo International Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

24	Wells Fargo International Value Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Common Stocks: 96.33%

Australia: 5.27%
Asaleo Care Limited (Consumer Staples, Personal Products)	1,262,800	$1,265,351
Automotive Holdings Group Limited (Consumer Discretionary, Specialty Retail)	410,016	862,007
Bendigo Bank Limited (Financials, Banks)	272,500	2,217,401
BlueScope Steel Limited (Materials, Metals & Mining)	246,000	3,233,332
Cabcharge Australia Limited (Industrials, Commercial Services & Supplies)	207,386	330,923
Coca-Cola Amatil Limited (Consumer Staples, Beverages)	314,170	2,103,475
CSR Limited (Materials, Construction Materials)	754,900	2,865,884
Fortescue Metals Group Limited (Materials, Metals & Mining)	927,200	3,288,605
Harvey Norman Holdings Limited (Consumer Discretionary, Multiline Retail) «	825,500	2,247,424
Lendlease Corporation Limited (Real Estate, Real Estate Management & Development)	407,700	5,790,309
Macquarie Group Limited (Financials, Capital Markets)	69,800	6,035,052
McMillan Shakespeare Limited (Industrials, Professional Services)	158,800	2,035,568
Metcash Limited (Consumer Staples, Food & Staples Retailing)	1,164,200	2,553,236
Mineral Resources Limited (Materials, Metals & Mining)	300,500	4,199,638
Mirvac Group (Real Estate, Equity REITs)	1,583,200	2,753,779
Myer Holdings Limited (Consumer Discretionary, Multiline Retail) «	1,702,400	553,599
Qantas Airways Limited (Industrials, Airlines)	1,021,400	4,904,955
Retail Food Group Limited (Consumer Discretionary, Food Products) «	269,500	167,124

		47,407,662

Austria: 1.07%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	69,400	3,995,919
Raiffeisen Bank International AG (Financials, Banks)	81,200	2,566,226
Voestalpine AG (Materials, Metals & Mining)	56,800	3,043,315

		9,605,460

Belgium: 0.57%
Bpost SA (Industrials, Air Freight & Logistics)	68,200	1,207,898
UCB SA (Health Care, Pharmaceuticals)	50,000	3,945,546

		5,153,444

Brazil: 0.72%
Banco de Brasil SA (Financials, Banks)	268,900	2,192,906
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	206,300	2,393,137
JBS SA (Consumer Staples, Food Products)	805,600	1,931,770

		6,517,813

Canada: 1.26%
Loblaw Companies Limited (Consumer Staples, Food & Staples Retailing)	71,100	3,676,735
Magna International Incorporated (Consumer Discretionary, Auto Components)	90,400	5,796,588
WestJet Airlines Limited (Industrials, Airlines)	120,000	1,851,920

		11,325,243

China: 2.71%
China Communications Services Corporation Limited H Shares (Telecommunication Services, Diversified Telecommunication Services)	2,836,000	1,826,015
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	3,646,000	3,565,486

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo International Value Portfolio	25

Security name	Shares	Value

China (continued)
China Railway Construction Corporation Limited H Shares (Industrials, Construction & Engineering)	2,089,500	$2,368,377
China Telecom Corporation Limited H Shares (Telecommunication Services, Diversified Telecommunication Services)	10,590,000	4,941,784
Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	2,474,000	2,823,121
Petra Diamonds Limited (Materials, Metals & Mining) «†	850,600	700,497
PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	1,704,000	3,002,509
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	1,061,600	3,282,308
Shenzhen International Holdings Limited H Shares (Industrials, Transportation Infrastructure)	877,000	1,918,773

		24,428,870

Denmark: 1.15%
Danske Bank AS (Financials, Banks)	150,300	4,990,603
DFDS AS (Industrials, Marine)	49,600	2,947,962
Sydbank AS (Financials, Banks)	72,400	2,456,300

		10,394,865

France: 9.10%
Air France-KLM (Industrials, Airlines) †	165,800	1,320,360
Arkema SA (Materials, Chemicals)	35,400	4,314,323
AXA SA (Financials, Insurance)	233,600	5,823,649
BNP Paribas SA (Financials, Banks) «	72,900	4,521,974
Carrefour SA (Consumer Staples, Food & Staples Retailing)	152,700	2,753,579
Compagnie Generale des Etablissements Michelin SCA (Consumer Discretionary, Auto Components)	32,700	4,231,834
Credit Agricole SA (Financials, Banks) «	219,328	3,010,201
Engie SA (Utilities, Multi-Utilities)	171,900	2,719,991
Natixis (Financials, Capital Markets) «	577,700	4,185,884
Neopost SA (Information Technology, Technology Hardware, Storage & Peripherals)	66,600	1,851,481
Orange SA (Telecommunication Services, Diversified Telecommunication Services)	509,300	8,767,227
Renault SA (Consumer Discretionary, Automobiles)	40,500	3,912,245
Sanofi SA (Health Care, Pharmaceuticals) «	170,200	13,058,559
SCOR SE (Financials, Insurance)	109,700	4,049,972
Societe Generale SA (Financials, Banks) «	63,400	2,731,612
Total SA (Energy, Oil, Gas & Consumable Fuels)	240,300	14,622,034

		81,874,925

Germany: 7.26%
Allianz AG (Financials, Insurance)	35,700	7,361,238
Aurubis AG (Materials, Metals & Mining)	34,800	2,825,025
BASF SE (Materials, Chemicals)	85,300	8,401,411
Bayer AG (Health Care, Pharmaceuticals)	38,000	4,525,021
Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	53,400	5,330,043
Ceconomy AG (Consumer Discretionary, Specialty Retail)	183,100	1,793,337
Covestro AG (Materials, Chemicals) 144A	62,700	5,712,961
Daimler AG (Consumer Discretionary, Automobiles)	75,700	5,458,503
Deutsche Post AG (Industrials, Air Freight & Logistics)	85,100	3,230,317
Metro AG (Consumer Staples, Food & Staples Retailing)	108,100	1,455,833
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	15,300	3,153,385
Siemens AG (Industrials, Industrial Conglomerates)	34,200	4,457,940
Uniper SE (Utilities, Independent Power & Renewable Electricity Producers)	194,200	6,159,314
Volkswagen AG (Consumer Discretionary, Automobiles)	29,300	5,449,681

		65,314,009

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo International Value Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Hong Kong: 3.36%
China Resources Cement Holdings Limited (Materials, Construction Materials)	4,106,000	$4,837,240
China Water Affairs Group Limited (Utilities, Water Utilities)	1,965,000	1,934,134
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,513,000	2,006,222
Lee & Man Paper Manufacturing Limited (Materials, Paper & Forest Products)	2,372,000	2,782,334
Nine Dragons Paper Holdings Limited (Materials, Paper & Forest Products)	1,798,000	2,860,955
Skyworth Digital Holdings Limited (Consumer Discretionary, Household Durables)	3,680,000	1,750,102
WH Group Limited (Consumer Staples, Food Products) 144A	4,840,500	4,968,128
Wheelock & Company Limited (Real Estate, Real Estate Management & Development)	379,000	2,855,837
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	2,502,000	3,438,846
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	917,500	2,836,773

		30,270,571

India: 0.38%
Tech Mahindra Limited (Information Technology, IT Services)	321,500	3,393,777

Ireland: 0.97%
C&C Group plc (Consumer Staples, Beverages)	240,000	838,911
Grafton Group plc (Industrials, Trading Companies & Distributors)	248,800	2,508,681
Smurfit Kappa Group plc (Materials, Containers & Packaging)	130,200	5,388,248

		8,735,840

Israel: 0.46%
Bank Hapoalim Limited (Financials, Banks)	440,000	3,037,632
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	51,404	1,116,115

		4,153,747

Italy: 1.95%
A2A SpA (Utilities, Multi-Utilities)	1,383,300	2,348,098
Enel SpA (Utilities, Electric Utilities)	1,706,600	9,382,963
Leonardo SpA (Industrials, Aerospace & Defense)	271,900	2,773,053
Mediobanca SpA (Financials, Banks)	324,800	3,063,481

		17,567,595

Japan: 21.90%
Adeka Corporation (Materials, Chemicals)	155,300	2,802,352
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	81,900	4,125,679
Aoyama Trading Company Limited (Consumer Discretionary, Specialty Retail)	24,800	879,974
Aozora Bank Limited (Financials, Banks)	67,100	2,658,464
Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	314,200	4,807,519
Central Glass Company Limited (Industrials, Building Products)	88,800	1,974,603
Cocokara Fine Incorporated (Consumer Staples, Food & Staples Retailing)	15,300	1,136,407
Daikyo Incorporated (Real Estate, Real Estate Management & Development)	124,380	2,957,862
DCM Holdings Company Limited (Consumer Discretionary, Specialty Retail)	289,400	2,907,701
Denka Company Limited (Materials, Chemicals)	89,200	3,275,764
DIC Incorporated (Materials, Chemicals)	100,700	3,290,789
Dowa Holdings Company Limited (Materials, Metals & Mining)	56,900	1,801,907
Eizo Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	63,300	2,717,388
Fujikura Limited (Industrials, Electrical Equipment)	348,000	2,373,636
Geo Holdings Corporation (Consumer Discretionary, Specialty Retail)	133,700	1,904,996

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo International Value Portfolio	27

Security name	Shares	Value

Japan (continued)
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	639,000	$4,679,206
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	221,400	2,969,367
Itochu Corporation (Industrials, Trading Companies & Distributors)	255,000	4,795,974
Japan Airlines Company Limited (Industrials, Airlines)	80,700	3,129,040
JTEKT Corporation (Industrials, Machinery)	322,100	4,698,926
JXTG Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	754,900	4,877,687
Kaken Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	44,700	2,477,741
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	357,100	9,668,962
Keihin Corporation (Consumer Discretionary, Auto Components)	131,400	2,561,929
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	148,000	2,937,280
Makino Milling Machine Company Limited (Industrials, Machinery)	286,000	2,555,426
Marubeni Corporation (Industrials, Trading Companies & Distributors)	651,400	5,080,183
Mazda Motor Corporation (Consumer Discretionary, Automobiles)	224,300	2,824,755
Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	195,500	4,997,798
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	921,500	5,555,175
Mitsubishi UFJ Lease & Finance Company Limited (Financials, Diversified Financial Services)	468,700	2,804,832
Mitsui Chemicals Incorporated (Materials, Chemicals)	177,100	5,128,143
Mixi Incorporated (Information Technology, Internet Software & Services)	54,400	1,705,235
Mizuho Financial Group Incorporated (Financials, Banks)	2,764,600	4,820,928
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	247,900	11,635,588
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	587,500	5,835,306
Nisshinbo Holdings Incorporated (Industrials, Industrial Conglomerates)	226,100	2,743,503
NTN Corporation (Industrials, Machinery)	501,000	2,136,912
NTT DOCOMO Incorporated (Telecommunication Services, Wireless Telecommunication Services)	98,600	2,554,165
ORIX Corporation (Financials, Diversified Financial Services)	325,300	5,461,787
Resona Holdings Incorporated (Financials, Banks)	1,013,300	5,653,093
Ryobi Limited (Industrials, Machinery)	103,000	3,119,778
Sankyu Incorporated (Industrials, Road & Rail)	56,000	3,078,366
Sawai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	42,000	1,847,405
Sojitz Corporation (Industrials, Trading Companies & Distributors)	1,335,900	4,764,712
Sumitomo Heavy Industries Limited (Industrials, Machinery)	90,800	3,213,495
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	121,300	5,021,041
Sumitomo Osaka Cement Company (Materials, Construction Materials)	444,000	2,085,618
Teijin Limited (Materials, Chemicals)	203,600	3,952,780
The Keiyo Bank Limited (Financials, Banks)	558,000	2,498,010
The Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	148,500	3,235,235
Toho Holdings Company Limited (Health Care, Health Care Providers & Services)	63,000	1,547,998
Toyo Ink SC Holding Company Limited (Materials, Chemicals)	375,000	2,102,772
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	95,400	1,480,307
UBE Industries Limited (Materials, Chemicals)	107,200	3,049,906
ULVAC Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	49,300	2,195,693

		197,097,098

Liechtenstein: 0.13%
VP Bank AG (Financials, Capital Markets)	6,558	1,132,479

Malaysia: 0.29%
Tenaga Nasional Bhd (Utilities, Electric Utilities)	717,600	2,596,342

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo International Value Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Netherlands: 2.98%
ABN AMRO Group NV (Financials, Banks) 144A	142,600	$3,704,221
Aegon NV (Financials, Insurance) «	483,700	3,011,692
ASR Nederland NV (Financials, Insurance)	60,500	2,560,338
ING Groep NV (Financials, Banks)	282,500	4,114,339
Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	283,700	6,518,439
Philips Lighting NV (Industrials, Electrical Equipment) «	74,800	2,136,281
RHI Magnesita NV (Materials, Construction Materials) «	64,721	4,364,234
X5 Retail Group NV GDR (Consumer Staples, Food & Staples Retailing)	14,352	407,597

		26,817,141

Norway: 1.58%
Den Norske Bank ASA (Financials, Banks)	221,600	3,967,444
Grieg Seafood ASA (Consumer Staples, Food Products)	303,200	3,397,832
Leroy Seafood Group ASA (Consumer Staples, Food Products)	370,100	2,453,252
Marine Harvest ASA (Consumer Staples, Food Products)	143,900	2,878,809
Yara International ASA (Materials, Chemicals)	37,400	1,541,213

		14,238,550

Poland: 0.14%
Asseco Poland SA (Information Technology, Software)	101,800	1,265,620

Portugal: 0.41%
Energias de Portugal SA (Utilities, Electric Utilities)	931,800	3,649,226

Russia: 1.05%
Gazprom Neft ADR (Energy, Oil, Gas & Consumable Fuels)	620,900	2,820,128
Gazprom Neft ADR (Energy, Oil, Gas & Consumable Fuels)	886	22,770
Gazprom Neft ADR - London Exchange (Energy, Oil, Gas & Consumable Fuels)	136,114	3,477,713
LUKOIL OAO ADR (Energy, Oil, Gas & Consumable Fuels)	46,800	3,119,688

		9,440,299

Singapore: 0.68%
DBS Group Holdings Limited (Financials, Banks)	133,900	2,837,318
United Overseas Bank Limited (Financials, Banks)	154,100	3,238,880

		6,076,198

South Africa: 0.33%
Barclays Africa Group Limited (Financials, Banks)	236,000	2,997,367

South Korea: 2.56%
BNK Financial Group Incorporated (Financials, Banks)	244,700	2,163,357
E-MART Incorporated (Consumer Staples, Food & Staples Retailing)	8,500	1,971,334
Industrial Bank of Korea (Financials, Banks)	192,500	2,785,844
KB Financial Group Incorporated (Financials, Banks)	79,300	3,869,151
KT&G Corporation (Consumer Staples, Tobacco)	33,100	2,947,818
Kwangju Bank (Financials, Banks)	13,510	137,237
LG Uplus Corporation (Telecommunication Services, Diversified Telecommunication Services)	351,800	3,818,415

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo International Value Portfolio	29

Security name	Shares	Value

South Korea (continued)
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	13,900	$2,862,656
Woori Bank (Financials, Banks)	178,044	2,527,087

		23,082,899

Spain: 1.98%
Banco Santander Central Hispano SA (Financials, Banks)	429,681	2,310,667
Distribuidora Internacional SA (Consumer Staples, Food & Staples Retailing)	483,500	1,645,402
Iberdrola SA (Utilities, Electric Utilities)	543,200	3,855,892
International Consolidated Airlines Group SA (Industrials, Airlines)	486,600	4,402,543
Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	294,900	5,621,198

		17,835,702

Sweden: 1.95%
Boliden AB (Materials, Metals & Mining)	102,400	3,609,330
Boliden AB (Materials, Metals & Mining) †(a)	102,400	66,544
Electrolux AB Class B (Consumer Discretionary, Household Durables)	104,100	2,568,534
Nordea Bank AB (Financials, Banks)	266,900	2,566,375
Skandinaviska Enskilda Banken AB Class A (Financials, Banks)	144,900	1,305,219
Volvo AB Class B (Industrials, Machinery)	431,100	7,417,925

		17,533,927

Switzerland: 5.01%
Baloise Holding AG (Financials, Insurance)	28,800	4,225,325
Credit Suisse Group AG (Financials, Capital Markets)	168,600	2,569,371
Helvetia Holding AG (Financials, Insurance)	4,600	2,597,301
Novartis AG (Health Care, Pharmaceuticals)	46,600	3,449,610
Roche Holding AG (Health Care, Pharmaceuticals)	39,500	8,458,274
Swiss Life Holding AG (Financials, Insurance) †	22,100	7,534,091
Swiss Reinsurance AG (Financials, Insurance)	75,700	6,542,336
UBS Group AG (Financials, Capital Markets)	290,700	4,379,967
Valiant Holding AG (Financials, Banks)	22,700	2,492,025
Zurich Insurance Group AG (Financials, Insurance)	9,500	2,816,457

		45,064,757

Taiwan: 1.06%
Catcher Technology Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	123,000	1,423,671
Hon Hai Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,112,000	3,180,695
Pegatron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	1,035,000	2,186,656
Powertech Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	927,000	2,766,010

		9,557,032

Thailand: 1.20%
Bangchak Corporation PCL (Energy, Oil, Gas & Consumable Fuels)	2,367,100	2,682,318
Krung Thai Bank PCL ADR (Financials, Banks)	5,181,900	2,834,737
Thai Oil PCL (Energy, Oil, Gas & Consumable Fuels)	1,003,900	2,887,115
Thanachart Capital PCL (Financials, Banks)	1,481,500	2,385,034

		10,789,204

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo International Value Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Turkey: 0.59%
Koç Holding AS (Industrials, Industrial Conglomerates)	901,900	$2,782,923
TAV Havalimanlari Holding AS (Industrials, Transportation Infrastructure)	522,900	2,533,971

		5,316,894

United Kingdom: 16.25%
3i Group plc (Financials, Capital Markets)	409,100	5,182,770
Anglo American plc (Materials, Metals & Mining)	238,343	5,694,274
Aviva plc (Financials, Insurance)	398,600	2,706,623
BAE Systems plc (Industrials, Aerospace & Defense)	1,220,400	10,373,239
Barclays plc (Financials, Banks)	715,000	1,874,738
Barratt Developments plc (Consumer Discretionary, Household Durables)	410,800	2,979,506
Bellway plc (Consumer Discretionary, Household Durables)	80,100	3,495,771
Bovis Homes Group plc (Consumer Discretionary, Household Durables)	182,700	3,058,977
BP plc (Energy, Oil, Gas & Consumable Fuels)	1,511,600	11,580,439
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	1,099,700	2,995,406
Carillion plc (Industrials, Construction & Engineering) «(a)	764,400	1
Centrica plc (Utilities, Multi-Utilities)	898,500	1,742,661
Chemring Group plc (Industrials, Aerospace & Defense)	294,466	786,812
Crest Nicholson Holdings plc (Consumer Discretionary, Household Durables)	345,400	2,022,131
Debenhams plc (Consumer Discretionary, Multiline Retail) «	1,238,200	353,890
Firstgroup plc (Industrials, Road & Rail) †	952,400	1,136,934
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	713,800	14,461,091
Highland Gold Mining Limited (Materials, Metals & Mining)	1,280,734	2,572,545
Inchcape plc (Consumer Discretionary, Distributors)	268,100	2,607,058
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	1,270,500	5,375,896
Kingfisher plc (Consumer Discretionary, Specialty Retail)	1,215,600	4,931,906
Legal & General Group plc (Financials, Insurance)	1,927,000	6,911,355
Lloyds Banking Group plc (Financials, Banks)	5,260,500	4,420,306
Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)	705,000	2,661,626
Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	558,800	737,270
Melrose Industries plc (Industrials, Electrical Equipment)	765,905	2,402,849
Mitchells & Butlers plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	367,200	1,290,636
Old Mutual plc (Financials, Insurance)	1,810,800	5,772,437
Paragon Group of Companies plc (Financials, Thrifts & Mortgage Finance)	501,100	3,226,770
Premier Foods plc (Consumer Staples, Food Products) †	73,926	39,309
Redrow plc (Consumer Discretionary, Household Durables)	388,600	3,127,926
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)	424,800	15,117,237
Royal Mail plc (Industrials, Air Freight & Logistics)	382,800	2,590,176
SSE plc (Utilities, Electric Utilities)	170,900	3,106,769
Tate & Lyle plc (Consumer Staples, Food Products)	309,500	2,832,312
The Berkeley Group Holdings plc (Consumer Discretionary, Household Durables)	75,800	4,278,472
The Restaurant Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	138,516	574,137
Vesuvius plc (Industrials, Machinery)	145,400	1,212,880

		146,235,135

Total Common Stocks (Cost $799,122,872)		866,869,691

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo International Value Portfolio	31

Security name	Dividend yield	Shares	Value

Preferred Stocks: 0.71%

Brazil: 0.71%
Banco do Estado do Rio Grande do Sul SA (Financials, Banks)	7.19%	580,100	$2,556,207
Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities)	6.86	826,900	1,703,071
Itausa Investimentos Itau SA (Financials, Banks)	1.45	723,900	2,182,945

Total Preferred Stocks (Cost $8,403,246)			6,442,223

	Yield
Short-Term Investments: 5.33%

Investment Companies: 5.33%
Securities Lending Cash Investment LLC (l)(r)(u)	1.91	25,301,762	25,304,293
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.67	22,685,533	22,685,533

Total Short-Term Investments (Cost $47,989,531)			47,989,826

Total investments in securities (Cost $855,515,649)	102.37%	921,301,740
Other assets and liabilities, net	(2.37)	(21,371,672)

Total net assets	100.00%	$899,930,068

«	All or a portion of this security is on loan.

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

GDR	Global depositary receipt

REIT	Real estate investment trust

The following table shows the percent of total long-term investments by sector as of May 31, 2018:

Financials	24.88%
Industrials	13.31
Consumer Discretionary	12.60
Materials	12.00
Energy	8.52
Health Care	7.21
Consumer Staples	6.09
Telecommunication Services	5.62
Utilities	4.76
Information Technology	3.37
Real Estate	1.64

100.00%

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo International Value Portfolio	Portfolio of investments—May 31, 2018

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	29,130,426	224,539,551	228,368,215	25,301,762	$(164)	$1	$696,678	$25,304,293
Wells Fargo Government Money Market Fund Select Class	7,366,036	176,400,153	161,080,656	22,685,533	0	0	98,222	22,685,533

					$(164)	$1	$794,900	$47,989,826	5.33%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2018	Wells Fargo International Value Portfolio	33

Assets
Investments in affiliated securities (including $23,906,351 of securities loaned), at value (cost $807,526,118)	$873,311,914
Investments in unaffiliated securities, at value (cost $47,989,531)	47,989,826
Foreign currency, at value (cost $13,676,476)	13,437,893
Receivable for investments sold	188,808
Receivable for dividends	7,042,919
Receivable for securities lending income	173,102

Total assets	942,144,462

Liabilities
Payable upon receipt of securities loaned	25,301,935
Payable for investments purchased	16,073,482
Advisory fee payable	602,956
Contingent tax liability	162,294
Accrued expenses and other liabilities	73,727

Total liabilities	42,214,394

Total net assets	$899,930,068

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo International Value Portfolio	Statement of operations—year ended May 31, 2018

Investment income
Dividends (net of foreign withholding taxes of $3,937,233)	$28,353,710
Income from affiliated securities	794,900

Total investment income	29,148,610

Expenses
Advisory fee	6,537,679
Custody and accounting fees	195,348
Professional fees	60,667
Shareholder report expenses	2,639
Trustees’ fees and expenses	21,932
Other fees and expenses	43,790

Total expenses	6,862,055

Net investment income	22,286,555

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	15,107,456
Affiliated securities	(164)

Net realized gains on investments	15,107,292

Net change in unrealized gains (losses) on:
Unaffiliated securities	21,851,247
Affiliated securities	1

Net change in unrealized gains (losses) on investments	21,851,248

Net realized and unrealized gains (losses) on investments	36,958,540

Net increase in net assets resulting from operations	$59,245,095

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo International Value Portfolio	35

	Year ended May 31, 2018	Year ended May 31, 2017

Operations
Net investment income	$22,286,555	$17,160,119
Net realized gains (losses) on investments	15,107,292	(10,175,083)
Net change in unrealized gains (losses) on investments	21,851,248	100,789,122

Net increase in net assets resulting from operations	59,245,095	107,774,158

Capital transactions
Transactions in investors’ beneficial interests
Contributions	197,415,479	236,560,483
Withdrawals	(109,368,233)	(100,015,884)

Net increase in net assets resulting from capital transactions	88,047,246	136,544,599

Total increase in net assets	147,292,341	244,318,757

Net assets
Beginning of period	752,637,727	508,318,970

End of period	$899,930,068	$752,637,727

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo International Value Portfolio	Financial highlights

	Year ended May 31
	2018	2017	2016	2015	2014
Total return	7.74%	19.16%	(11.85)%	(1.04)%	18.22%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.87%	0.91%	0.91%	0.91%
Net expenses	0.82%	0.87%	0.91%	0.91%	0.91%
Net investment income	2.65%	3.03%	2.50%	2.45%	3.09%
Supplemental data
Portfolio turnover rate	15%	41%	14%	18%	11%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo International Value Portfolio	37

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2018, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

38	Wells Fargo International Value Portfolio	Notes to financial statements

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo International Value Portfolio	39

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $861,994,652 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$130,253,368
Gross unrealized losses	(70,946,280)
Net unrealized gains	$59,307,088

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

40	Wells Fargo International Value Portfolio	Notes to financial statements

The following is a summary of the inputs used in valuing the Portfolio‘s assets and liabilities as of May 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$47,407,662	$0	$0	$47,407,662
Austria	9,605,460	0	0	9,605,460
Belgium	5,153,444	0	0	5,153,444
Brazil	6,517,813	0	0	6,517,813
Canada	11,325,243	0	0	11,325,243
China	24,428,870	0	0	24,428,870
Denmark	10,394,865	0	0	10,394,865
France	81,874,925	0	0	81,874,925
Germany	65,314,009	0	0	65,314,009
Hong Kong	30,270,571	0	0	30,270,571
India	3,393,777	0	0	3,393,777
Ireland	8,735,840	0	0	8,735,840
Israel	4,153,747	0	0	4,153,747
Italy	17,567,595	0	0	17,567,595
Japan	197,097,098	0	0	197,097,098
Liechtenstein	1,132,479	0	0	1,132,479
Malaysia	2,596,342	0	0	2,596,342
Netherlands	26,817,141	0	0	26,817,141
Norway	14,238,550	0	0	14,238,550
Poland	1,265,620	0	0	1,265,620
Portugal	3,649,226	0	0	3,649,226
Russia	9,440,299	0	0	9,440,299
Singapore	6,076,198	0	0	6,076,198
South Africa	2,997,367	0	0	2,997,367
South Korea	23,082,899	0	0	23,082,899
Spain	17,835,702	0	0	17,835,702
Sweden	17,467,383	66,544	0	17,533,927
Switzerland	45,064,757	0	0	45,064,757
Taiwan	9,557,032	0	0	9,557,032
Thailand	10,789,204	0	0	10,789,204
Turkey	5,316,894	0	0	5,316,894
United Kingdom	146,235,134	1	0	146,235,135

Preferred stocks
Brazil	6,442,223	0	0	6,442,223

Short-term investments
Investment companies	22,685,533	0	0	22,685,533
Investments measured at net asset value*				25,304,293
Total assets	$895,930,902	$66,545	$0	$921,301,740

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investments, LLC valued at $25,304,293 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Portfolio recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2018, the Portfolio did not have any transfers into/out of Level 1, Level 2, or Level 3.

Notes to financial statements	Wells Fargo International Value Portfolio	41

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.65% as the average daily net assets of the Portfolio increase. For the year ended May 31, 2018, the advisory fee was equivalent to an annual rate of 0.78% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. LSV Asset Management, which is not an affiliate of Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the of Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2018 were $226,578,551 and $125,349,569, respectively.

6. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A portfolio that invest a substantial portion of its assets in a sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

42	Wells Fargo International Value Portfolio	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo International Value Portfolio (the “Portfolio”), one of the portfolios constituting the Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

Other information (unaudited)	Wells Fargo International Value Fund	43

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $21,399,158 of income dividends paid during the fiscal year ended May 31, 2018 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended May 31, 2018. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. The Fund and the Portfolio each file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

44	Wells Fargo International Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo International Value Fund	45

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

46	Wells Fargo International Value Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960) )	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo International Value Fund	47

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo International Value Fund and Wells Fargo International Value Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo International Value Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo International Value Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with LSV Asset Management (the “Sub-Adviser”).

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a

48	Wells Fargo International Value Fund	Other information (unaudited)

description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management is a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2017. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for all periods under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the MSCI EAFE Value Index (Net), for all periods under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were equal to or in range of the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

Other information (unaudited)	Wells Fargo International Value Fund	49

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were lower than or in range of the sum of these average rates for its expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. The Master Trust Board considered these amounts in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Master Trust Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Funds and the fund family as a whole.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. The Boards did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards also considered that, in addition to management fee breakpoints, competitive management fee rates set at the

50	Wells Fargo International Value Fund	Other information (unaudited)

outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Funds.

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

Appendix (unaudited)	Wells Fargo International Value Fund	51

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

52	Wells Fargo International Value Fund	Appendix (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

Appendix (unaudited)	Wells Fargo International Value Fund	53
•	Shares purchased through a Morgan Stanley self-directed brokerage account

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

312329 07-18 A284/AR284 05-18

Annual Report

May 31, 2018

Wells Fargo Small Company Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Small Company Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Small Company Growth Fund for the 12-month period that ended May 31, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the 12-month period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.38% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 9.67%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 14.03%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.37% while fixed-income investments outside the U.S. gained 3.40%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.11%, and the ICE BofAML U.S. High Yield Index7 was up 2.29%.

Global economic growth benefited equity investments during the second quarter of 2017.

As the second quarter of 2017 drew to a close, the U.S. Federal Reserve (Fed) raised the target federal funds interest rate by a quarter percentage point to a range of 0.75% to 1.00% in June. The U.S. central bank cited economic data that reflected a healthy economy as the basis for its decision. Gross domestic product (GDP) growth on an annualized basis was at 3.10% for the second quarter, hiring remained strong, and business and consumer sentiment was favorable. With the interest rate increase, short-term bond yields rose while longer-term Treasury yields were little changed, leading to positive performance. Investment-grade, high-yield, and municipal bonds benefited from strong demand.

Although economic momentum increased in Europe, the European Central Bank (ECB) held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. The Bank of Japan also continued economic and monetary policies that align with Prime Minister Shinzō Abe’s efforts to encourage business activity and economic growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Small Company Growth Fund	3

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. GDP growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the Fed’s targets.

Economic momentum increased in Europe; the ECB held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first five months of 2018 as economic signals were mixed.

The first five months of 2018 began with stock market gains. Subsequently, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.83% and 3.11%, respectively, on May 31, 2018.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering. The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. In April, the U.S. Bureau of Economic Analysis placed first-quarter U.S. GDP growth at 2.3%. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved.

Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the first five months of 2018 due to escalating tensions over potential international trade tariffs. At the same time, interest rates and inflationary pressures generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering.

4	Wells Fargo Small Company Growth Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Small Company Growth Fund[1]	Performance highlights (unaudited)

The Fund is currently closed to most new investors.2

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Peregrine Capital Management, LLC

Portfolio managers

William A. Grierson, CFA®

Daniel J. Hagen, CFA®

Paul E. von Kuster, CFA®

Average annual total returns (%) as of May 31, 20183

		Including sales charge			Excluding sales charge			Expense ratios[4] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[5]
Class A (WFSAX)	1-30-2004	20.66	11.86	10.97	28.02	13.20	11.63	1.33	1.33
Class C (WSMCX)	1-30-2004	26.06	12.36	10.81	27.06	12.36	10.81	2.08	2.08
Class R6 (WSCRX)	10-31-2014	–	–	–	28.59	13.71	12.16	0.90	0.90
Administrator Class (NVSCX)	11-11-1994	–	–	–	28.19	13.39	11.87	1.25	1.20
Institutional Class (WSCGX)	3-31-2008	–	–	–	28.50	13.66	12.14	1.00	0.95
Russell 2000® Growth Index[6]	–	–	–	–	25.08	13.33	10.47	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Company Growth Fund	7

Growth of $10,000 investment as of May 31, 2018[7]

[1]	The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Please see the Fund’s current Statement of Additional Information for further details.

[3]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[4]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[5]	The manager has contractually committed through September 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.35% for Class A, 2.10% for Class C, 0.90% for Class R6, 1.20% for Administrator Class, and 0.95% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[6]	The Russell 2000® Growth Index measures the performance shown of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[7]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]	The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Small Company Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed the Russell 2000® Growth Index for the 12-month period that ended May 31, 2018.

∎	Strong stock selection in seven sectors, led by information technology (IT) and materials, drove Fund outperformance.

∎	A relative underweight to the biotechnology industry and cash position detracted from Fund performance.

Small-cap growth stocks delivered powerful returns during the period, reversing the dominance of value stocks for much of 2016. Investors largely ignored the year’s political tensions, geopolitical twists, and further U.S. Federal Reserve monetary tightening as markets rose steadily. The focus instead was on the steadily improving macroeconomic conditions worldwide. U.S. gross domestic product and leading economic indicators showed steady improvement throughout the period. Unexpectedly, European and emerging market conditions also showed meaningful improvement, setting the stage for potentially synchronized global growth that has not been seen in several years. Improved economic prospects gave rise to renewed optimism and upward revisions to growth estimates, providing support for the market’s advance. The widely anticipated December 2017 passage of the Tax Cuts and Jobs Act supported improved prospects for future company earnings growth, which became apparent in first quarter 2018 company results and outlooks. While benefits from the lower tax rate were expected to positively influence company earnings, markets were surprised further to the upside by strong sales numbers and outlooks for 2018, which were much more optimistic than expectations. Small-cap growth stocks outperformed both large-cap stocks and value stocks for the period.

While growth stock performance was broadly strong, returns within the growth stock segment of the market experienced two distinct environments. Certain growth stocks exhibited unusual strength, at times overwhelming other available return opportunities. Specifically, from May until September 2017, returns were increasingly concentrated in the most richly valued segments of the market. During this time, the market exhibited a growth-at-any-price dynamic, where the only segments to outperform were the most richly valued on the basis of price/earnings ratio and those with no earnings. As a valuation-sensitive manager, the circumstance created some headwinds for our strategy. The dynamic abated during the fourth quarter of 2017 and has not been a factor in 2018, driving a rich environment for stock selection.

Ten largest holdings (%) as of May 31, 2018[8]
SS&C Technologies Holdings Incorporated	1.64
Copart Incorporated	1.58
2U Incorporated	1.57
PTC Incorporated	1.40
RealPage Incorporated	1.39
Evercore Partners Incorporated Class A	1.34
Gardner Denver Holdings Incorporated	1.29
ICON plc ADR	1.29
ASGN Incorporated	1.28
Performance Food Group Company	1.28

Strong stock selection in seven sectors, led by IT and materials, drove Fund outperformance. Within IT, a relative overweight position and stock selection in the software industry drove outperformance. The top contributor for the period was 2U, Incorporated, which provides cloud-enabled software as a service to colleges and universities used in providing online education offerings. The company is a leader in its space, which is very early in the adoption of online offerings, providing a long-tailed growth opportunity. Materials outperformance was driven primarily by strong stock selection in the metals and mining industry and also the chemicals industry. A combination of a strong underlying economic environment contributing to robust demand and expectations of the group being beneficiaries of trade-related tariffs drove strong returns.

The health care sector was the main detractor for the period. Importantly, returns for the Fund’s holdings in the sector and across most industries were largely in line with those of the benchmark index. However, biotechnology within the sector has grown to be an abnormally large weight, comprising almost 10% of the overall benchmark. For the period, the biotechnology industry returned over 55%, more than double that of the overall index. While the Fund’s biotechnology holdings enjoyed similar returns, a relative underweight to biotechnology was a headwind for the period.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Company Growth Fund	9

Sector distribution as of May 31, 2018[9]

We remain focused on consistent application of our disciplined process.

Our team has employed the same bottom-up style for more than 30 years. We believe the combination of our disciplined investment process and experienced team has been the key to the performance of this investment style over time. Looking ahead, we remain focused on identifying what we believe are attractive growth companies with underappreciated opportunities relative to their valuations. In our opinion, these stocks ultimately may be rewarded by the marketplace, which could lead to outperformance and may add value to the Fund.

Please see footnotes on page 7.

10	Wells Fargo Small Company Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2017 to May 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2017	Ending account value 5-31-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$1,137.75	$7.02	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.36	$6.63	1.32%
Class C
Actual	$1,000.00	$1,133.41	$11.00	2.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.62	$10.39	2.07%
Class R6
Actual	$1,000.00	$1,140.27	$4.74	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.48	0.89%
Administrator Class
Actual	$1,000.00	$1,138.52	$6.40	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,139.72	$5.07	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$4.78	0.95%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2018	Wells Fargo Small Company Growth Fund	11

Security name	Value

Investment Companies: 99.95%

Affiliated Master Portfolio: 99.95%
Wells Fargo Small Company Growth Portfolio	$1,997,453,942

Total Investment Companies (Cost $1,364,201,682)	1,997,453,942

Total investments in securities (Cost $1,364,201,682)	99.95%	1,997,453,942
Other assets and liabilities, net	0.05	1,097,660

Total net assets	100.00%	$1,998,551,602

Investments in Affiliates

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Securities lending income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Small Company Growth Portfolio	99%	99%	$118,893,213	$342,601,168	$8,195,355	$728,806	$1,996,144	$1,997,453,942	99.95%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Small Company Growth Fund	Statement of assets and liabilities—May 31, 2018

Assets
Investment in affiliated Master Portfolio, at value (cost $1,364,201,682)	$1,997,453,942
Receivable for Fund shares sold	3,235,083
Prepaid expenses and other assets	102,896

Total assets	2,000,791,921

Liabilities
Payable for Fund shares redeemed	1,858,522
Administration fees payable	171,037
Management fee payable	44,525
Distribution fee payable	12,687
Accrued expenses and other liabilities	153,548

Total liabilities	2,240,319

Total net assets	$1,998,551,602

NET ASSETS CONSIST OF
Paid-in capital	$1,374,081,771
Accumulated net investment loss	(3,054,501)
Accumulated net realized losses on investments	(5,727,928)
Net unrealized gains on investments	633,252,260

Total net assets	$1,998,551,602

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$76,065,006
Shares outstanding – Class A1	1,342,392
Net asset value per share – Class A	$56.66
Maximum offering price per share – Class A2	$60.12
Net assets – Class C	$19,978,983
Shares outstanding – Class C1	396,544
Net asset value per share – Class C	$50.38
Net assets – Class R6	$618,523,399
Shares outstanding – Class R6[1]	10,255,014
Net asset value per share – Class R6	$60.31
Net assets – Administrator Class	$114,429,240
Shares outstanding – Administrator Class[1]	1,944,478
Net asset value per share – Administrator Class	$58.85
Net assets – Institutional Class	$1,169,554,974
Shares outstanding – Institutional Class[1]	19,426,530
Net asset value per share – Institutional Class	$60.20

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2018	Wells Fargo Small Company Growth Fund	13

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $37,106)	$8,195,355
Securities lending income allocated from affiliated Master Portfolio	1,996,144
Affiliated income allocated from affiliated Master Portfolio	728,806
Expenses allocated from affiliated Master Portfolio	(14,085,641)

Total investment loss	(3,165,336)

Expenses
Management fee	902,919
Administration fees
Class A	160,220
Class C	43,674
Class R6	151,118
Administrator Class	145,027
Institutional Class	1,421,496
Shareholder servicing fees
Class A	190,738
Class C	51,993
Administrator Class	278,219
Distribution fee
Class C	155,980
Custody and accounting fees	66,200
Professional fees	29,941
Registration fees	173,017
Shareholder report expenses	243,192
Trustees’ fees and expenses	20,684
Other fees and expenses	23,480

Total expenses	4,057,898
Less: Fee waivers and/or expense reimbursements	(491,675)

Net expenses	3,566,223

Net investment loss	(6,731,559)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	118,893,213
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	342,601,168

Net realized and unrealized gains (losses) on investments	461,494,381

Net increase in net assets resulting from operations	$454,762,822

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Small Company Growth Fund	Statement of changes in net assets

	Year ended May 31, 2018		Year ended May 31, 2017

Operations
Net investment loss		$(6,731,559)		$(5,413,378)
Net realized gains (losses) on investments		118,893,213		(16,807,576)
Net change in unrealized gains (losses) on investments		342,601,168		256,174,246

Net increase in net assets resulting from operations		454,762,822		233,953,292

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	418,324	20,519,628	518,956	21,673,433
Class C	16,011	676,399	122,580	4,701,028
Class R6	3,523,131	188,048,494	4,713,702	208,089,796
Administrator Class	359,239	18,697,115	619,478	27,040,038
Institutional Class	5,366,558	285,015,561	13,237,225	581,310,282

		512,957,197		842,814,577

Payment for shares redeemed
Class A	(795,177)	(39,090,958)	(2,213,853)	(92,531,770)
Class B	N/A	N/A	(508)[1]	(18,660)[1]
Class C	(184,692)	(8,044,725)	(349,435)	(13,079,140)
Class R6	(2,181,955)	(117,000,267)	(1,567,477)	(69,312,644)
Administrator Class	(1,253,278)	(62,203,048)	(1,113,084)	(48,269,172)
Institutional Class	(7,602,523)	(404,594,261)	(8,650,898)	(385,622,480)

		(630,933,259)		(608,833,866)

Net increase (decrease) in net assets resulting from capital share transactions		(117,976,062)		233,980,711

Total increase in net assets		336,786,760		467,934,003

Net assets
Beginning of period		1,661,764,842		1,193,830,839

End of period		$1,998,551,602		$1,661,764,842

Accumulated net investment loss		$(3,054,501)		$(2,661,476)

[1]	For the period from June 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Growth Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$44.26	$37.69	$44.23	$39.44	$34.23
Net investment loss	(0.35)[1]	(0.28)[1]	(0.22)[1]	(0.37)[1]	(0.37)[1]
Net realized and unrealized gains (losses) on investments	12.75	6.85	(6.05)	7.08	7.98

Total from investment operations	12.40	6.57	(6.27)	6.71	7.61
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.27)	(1.92)	(2.40)
Net asset value, end of period	$56.66	$44.26	$37.69	$44.23	$39.44
Total return[2]	28.02%	17.43%	(14.20)%	17.51%	22.63%
Ratios to average net assets (annualized)
Gross expenses[3]	1.32%	1.33%	1.34%	1.41%	1.45%
Net expenses[3]	1.32%	1.33%	1.34%	1.40%	1.41%
Net investment loss[3]	(0.71)%	(0.68)%	(0.57)%	(0.90)%	(0.96)%
Supplemental data
Portfolio turnover rate[4]	37%	82%	49%	58%	77%
Net assets, end of period (000s omitted)	$76,065	$76,087	$128,675	$85,588	$30,364

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.81%
Year ended May 31, 2014	0.83%

[4]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Small Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$39.65	$34.02	$40.25	$36.32	$31.91
Net investment loss	(0.64)[1]	(0.54)[1]	(0.46)[1]	(0.63)[1]	(0.62)[1]
Net realized and unrealized gains (losses) on investments	11.37	6.17	(5.50)	6.48	7.43

Total from investment operations	10.73	5.63	(5.96)	5.85	6.81
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.27)	(1.92)	(2.40)
Net asset value, end of period	$50.38	$39.65	$34.02	$40.25	$36.32
Total return[2]	27.06%	16.55%	(14.84)%	16.62%	21.75%
Ratios to average net assets (annualized)
Gross expenses[3]	2.07%	2.08%	2.09%	2.16%	2.20%
Net expenses[3]	2.07%	2.08%	2.09%	2.15%	2.16%
Net investment loss[3]	(1.47)%	(1.43)%	(1.32)%	(1.64)%	(1.71)%
Supplemental data
Portfolio turnover rate[4]	37%	82%	49%	58%	77%
Net assets, end of period (000s omitted)	$19,979	$22,410	$26,946	$17,334	$6,546

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.81%
Year ended May 31, 2014	0.83%

[4]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Growth Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2018	2017	2016	2015[1]
Net asset value, beginning of period	$46.91	$39.77	$46.45	$42.98
Net investment loss	(0.14)	(0.11)	(0.03)	(0.09)[2]
Net realized and unrealized gains (losses) on investments	13.54	7.25	(6.38)	5.48

Total from investment operations	13.40	7.14	(6.41)	5.39
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.27)	(1.92)
Net asset value, end of period	$60.31	$46.91	$39.77	$46.45
Total return[3]	28.59%	17.95%	(13.83)%	13.00%
Ratios to average net assets (annualized)
Gross expenses[4]	0.89%	0.90%	0.91%	0.91%
Net expenses[4]	0.89%	0.90%	0.90%	0.90%
Net investment loss[4]	(0.29)%	(0.25)%	(0.09)%	(0.34)%
Supplemental data
Portfolio turnover rate[5]	37%	82%	49%	58%
Net assets, end of period (000s omitted)	$618,523	$418,111	$229,391	$644

[1]	For the period from October 31, 2014 (commencement of class operations) to May 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015[1]	0.81%

[5]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Small Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$45.91	$39.05	$45.73	$40.64	$35.13
Net investment loss	(0.30)[1]	(0.24)[1]	(0.19)[1]	(0.30)[1]	(0.26)[1]
Net realized and unrealized gains (losses) on investments	13.24	7.10	(6.22)	7.31	8.17

Total from investment operations	12.94	6.86	(6.41)	7.01	7.91
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.27)	(1.92)	(2.40)
Net asset value, end of period	$58.85	$45.91	$39.05	$45.73	$40.64
Total return	28.19%	17.57%	(14.04)%	17.73%	22.92%
Ratios to average net assets (annualized)
Gross expenses[2]	1.24%	1.25%	1.25%	1.24%	1.29%
Net expenses[2]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss[2]	(0.60)%	(0.55)%	(0.46)%	(0.70)%	(0.74)%
Supplemental data
Portfolio turnover rate[3]	37%	82%	49%	58%	77%
Net assets, end of period (000s omitted)	$114,429	$130,311	$130,104	$185,267	$118,456

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.81%
Year ended May 31, 2014	0.83%

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Growth Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$46.85	$39.75	$46.44	$41.14	$35.46
Net investment loss	(0.19)	(0.15)	(0.09)	(0.20)[1]	(0.20)[1]
Net realized and unrealized gains (losses) on investments	13.54	7.25	(6.33)	7.42	8.28

Total from investment operations	13.35	7.10	(6.42)	7.22	8.08
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.27)	(1.92)	(2.40)
Net asset value, end of period	$60.20	$46.85	$39.75	$46.44	$41.14
Total return	28.50%	17.86%	(13.85)%	18.03%	23.19%
Ratios to average net assets (annualized)
Gross expenses[2]	0.99%	1.00%	1.01%	0.98%	1.02%
Net expenses[2]	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment loss[2]	(0.35)%	(0.31)%	(0.18)%	(0.45)%	(0.49)%
Supplemental data
Portfolio turnover rate[3]	37%	82%	49%	58%	77%
Net assets, end of period (000s omitted)	$1,169,555	$1,014,847	$678,699	$457,542	$186,581

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.81%
Year ended May 31, 2014	0.83%

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Small Company Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Growth Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in a separate diversified portfolio of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2018, the Fund owned 99% of Wells Fargo Small Company Growth Portfolio (the “affiliated Master Portfolio”). The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2018 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis.

The Fund records daily its proportionate share of the affiliated Master Portfolio’s dividend income, expenses, and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Small Company Growth Fund	21

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $1,380,430,353 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$633,252,260
Gross unrealized losses	(16,228,671)
Net unrealized gains	$617,023,589

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At May 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss
$(6,338,534)	$6,338,534

As of May 31, 2018, the Fund had a qualified late-year ordinary loss of $3,158,480 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2018, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio were as follows:

Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation	$1,997,453,942

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase. For the year ended May 31, 2018, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account

22	Wells Fargo Small Company Growth Fund	Notes to financial statements

servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through September 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 0.90% for Class R6 shares, 1.20% for Administrator Class shares, and 0.95% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2018, Funds Distributor received $3,397 from the sale of Class A shares and $21 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2018 were $653,204,074 and $769,207,776, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended May 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

For the years ended May 31, 2018 and May 31, 2017, the Fund did not have any distributions paid to shareholders.

Notes to financial statements	Wells Fargo Small Company Growth Fund	23

As of May 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$10,604,722	$617,023,589	$(3,158,480)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo Small Company Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo Small Company Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

Portfolio of investments—May 31, 2018	Wells Fargo Small Company Growth Portfolio	25

Security name	Shares	Value

Common Stocks: 96.44%

Consumer Discretionary: 11.91%

Auto Components: 0.99%
Fox Factory Holding Corporation †	501,718	$19,943,291

Diversified Consumer Services: 0.55%
Houghton Mifflin Harcourt Company †	754,925	5,133,490
Weight Watchers International Incorporated †	79,135	5,960,448

		11,093,938

Hotels, Restaurants & Leisure: 4.63%
Dave & Buster’s Entertainment Incorporated †	251,670	10,479,539
Eldorado Resorts Incorporated †«	518,287	23,426,572
Extended Stay America Incorporated	1,145,695	24,116,880
Golden Entertainment Incorporated †	297,086	9,067,065
International Game Technology «	918,503	23,091,165
Zoe’s Kitchen Incorporated †«	314,299	2,853,835

		93,035,056

Media: 0.68%
Lions Gate Entertainment Class A «	196,153	4,544,865
Lions Gate Entertainment Class B	421,658	9,204,794

		13,749,659

Specialty Retail: 3.58%
At Home Group Incorporated †	401,336	13,890,239
Burlington Stores Incorporated †	165,369	24,185,216
MarineMax Incorporated †	510,906	11,980,746
Monro Muffler Brake Incorporated «	201,926	11,328,049
Party City Holdco Incorporated †	709,375	10,427,813

		71,812,063

Textiles, Apparel & Luxury Goods: 1.48%
G-III Apparel Group Limited †	391,485	16,403,222
Skechers U.S.A. Incorporated Class A †	455,006	13,222,474

		29,625,696

Consumer Staples: 2.30%

Food & Staples Retailing: 1.28%
Performance Food Group Company †	717,017	25,633,358

Household Products: 1.02%
Central Garden & Pet Company Class A †	538,978	20,486,554

Energy: 1.27%

Oil, Gas & Consumable Fuels: 1.27%
Diamondback Energy Incorporated	119,279	14,404,132
GasLog Limited «	621,369	11,184,642

		25,588,774

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Small Company Growth Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Financials: 7.77%

Banks: 1.85%
ServisFirst Bancshares Incorporated	281,521	$11,826,697
Signature Bank †	49,422	6,300,811
SVB Financial Group †	60,804	18,978,753

		37,106,261

Capital Markets: 3.72%
Evercore Partners Incorporated Class A	257,506	26,883,626
Stifel Financial Corporation	346,954	20,400,895
Virtu Financial Incorporated Class A «	428,820	13,314,861
Virtus Investment Partners Incorporated	112,768	14,158,022

		74,757,404

Insurance: 1.11%
Argo Group International Holdings Limited	368,183	22,367,117

Thrifts & Mortgage Finance: 1.09%
Essent Group Limited †	509,259	17,467,584
Sterling Bancorp Incorporated	326,229	4,443,239

		21,910,823

Health Care: 21.84%

Biotechnology: 4.39%
Alnylam Pharmaceuticals Incorporated †	122,539	12,188,954
Emergent BioSolutions Incorporated †	224,125	11,555,885
Epizyme Incorporated †«	306,981	5,356,818
Esperion Therapeutics Incorporated †«	115,916	4,461,607
Flexion Therapeutics Incorporated †«	406,018	11,007,148
Foundation Medicine Incorporated †	154,434	15,312,131
Galapagos NV †	74,388	7,574,930
Intercept Pharmaceuticals Incorporated †«	102,700	7,210,567
Intrexon Corporation †«	402,137	6,667,431
Sangamo Biosciences Incorporated †	412,874	6,791,777

		88,127,248

Health Care Equipment & Supplies: 9.05%
Atricure Incorporated †	598,616	14,193,185
Cerus Corporation †	1,360,591	8,966,295
DexCom Incorporated †«	197,612	17,387,880
Glaukos Corporation †«	347,888	13,139,730
Inogen Incorporated †	133,238	24,341,250
K2M Group Holdings Incorporated †	379,009	8,978,723
Nevro Corporation †	253,474	19,945,869
Novocure Limited †«	595,003	18,712,844
OraSure Technologies Incorporated †	710,741	12,089,704
Tactile Systems Technology Class I †«	501,200	24,874,556
Tandem Diabetes Care Incorporated †	278,959	3,913,795

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Small Company Growth Portfolio	27

Security name	Shares	Value

Health Care Equipment & Supplies (continued)
Wright Medical Group NV †«	606,907	$15,148,399

		181,692,230

Health Care Providers & Services: 1.91%
AMN Healthcare Services Incorporated †	295,861	16,716,147
HealthEquity Incorporated †	291,049	21,627,851

		38,343,998

Health Care Technology: 3.97%
athenahealth Incorporated †	88,541	13,322,764
Evolent Health Incorporated Class A †«	710,203	14,523,651
Medidata Solutions Incorporated †	205,573	15,862,013
Tabula Rasa Healthcare Incorporated †	199,593	10,887,798
Teladoc Incorporated †«	320,949	16,336,304
Vocera Communications Incorporated †	322,991	8,727,217

		79,659,747

Life Sciences Tools & Services: 2.21%
ICON plc ADR †	200,339	25,839,724
Syneos Health Incorporated †	433,175	18,626,525

		44,466,249

Pharmaceuticals: 0.31%
Pacira Pharmaceuticals Incorporated †	184,095	6,305,254

Industrials: 19.03%

Aerospace & Defense: 0.57%
Kratos Defense & Security Solutions Incorporated †	1,025,536	11,475,748

Air Freight & Logistics: 0.62%
Hub Group Incorporated Class A †	250,644	12,519,668

Building Products: 3.38%
A.O. Smith Corporation	346,163	21,832,500
JELD-WEN Holding Incorporated †	274,536	7,514,050
Masonite International Corporation †	174,923	11,562,410
NCI Building Systems Incorporated †	643,766	12,328,119
PGT Incorporated †	704,487	14,582,881

		67,819,960

Commercial Services & Supplies: 2.40%
Copart Incorporated †	578,484	31,718,278
KAR Auction Services Incorporated	313,324	16,534,107

		48,252,385

Construction & Engineering: 1.65%
Dycom Industries Incorporated †	117,914	10,984,868
Granite Construction Incorporated	389,095	22,127,833

		33,112,701

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Small Company Growth Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Electrical Equipment: 0.54%
GrafTech International Limited	590,424	$10,834,280

Machinery: 5.18%
AGCO Corporation	195,226	12,416,374
EnPro Industries Incorporated	185,765	13,683,450
Gardner Denver Holdings Incorporated †	786,687	25,858,402
Gates Industrial Corporation plc †«	807,129	11,993,937
REV Group Incorporated	441,579	7,489,180
SPX Corporation †	568,733	19,484,793
Wabash National Corporation	653,780	13,082,138

		104,008,274

Professional Services: 1.95%
ASGN Incorporated †	333,040	25,644,080
ICF International Incorporated	104,515	7,383,985
RPX Corporation	587,323	6,137,525

		39,165,590

Road & Rail: 2.74%
Genesee & Wyoming Incorporated Class A †	262,307	20,488,800
Knight-Swift Transportation Holdings Incorporated	346,634	14,101,071
Schneider National Incorporated Class B	689,468	20,325,517

		54,915,388

Information Technology: 26.77%

Communications Equipment: 2.06%
Ciena Corporation †	803,163	18,512,907
Lumentum Holdings Incorporated †«	388,727	22,837,711

		41,350,618

Electronic Equipment, Instruments & Components: 0.79%
Tech Data Corporation †	183,098	15,894,737

Internet Software & Services: 7.40%
2U Incorporated †	333,782	31,642,534
Benefitfocus Incorporated †«	381,582	12,802,076
Box Incorporated Class A †	806,481	20,710,432
Cloudera Incorporated †	730,085	11,841,979
Cornerstone OnDemand Incorporated †	379,380	18,771,722
Hortonworks Incorporated †	587,975	10,454,196
Mimecast Limited †	291,460	12,990,372
New Relic Incorporated †	212,546	21,592,548
Okta Incorporated †	139,138	7,820,947

		148,626,806

IT Services: 1.38%
Acxiom Corporation †	739,079	21,647,624
GreenSky Incorporated Class A †	228,796	6,124,869

		27,772,493

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Small Company Growth Portfolio	29

Security name	Shares	Value

Semiconductors & Semiconductor Equipment: 4.65%
Axcelis Technologies Incorporated †	531,096	$11,285,790
Cypress Semiconductor Corporation	1,514,872	24,934,793
FormFactor Incorporated †	903,283	12,239,485
Nanometrics Incorporated †	272,236	11,425,745
Silicon Motion Technology Corporation ADR «	273,931	13,321,265
Teradyne Incorporated	533,057	20,208,191

		93,415,269

Software: 10.49%
Atlassian Corporation plc Class A †	301,570	19,237,150
Cadence Design Systems Incorporated †	598,790	25,418,636
CyberArk Software Limited †	256,828	15,627,984
Nuance Communications Incorporated †	991,601	13,396,530
PTC Incorporated †	326,768	28,180,472
RealPage Incorporated †	476,235	27,978,806
SS&C Technologies Holdings Incorporated	648,153	32,997,469
Talend SA ADR †	227,002	12,889,174
Ultimate Software Group Incorporated †	61,508	16,124,322
Zendesk Incorporated †	335,866	18,771,551

		210,622,094

Materials: 4.92%

Chemicals: 1.48%
KMG Chemicals Incorporated	208,601	13,944,977
Orion Engineered Carbons SA	551,907	15,839,731

		29,784,708

Construction Materials: 0.63%
US Concrete Incorporated †«	206,979	12,615,370

Metals & Mining: 1.77%
Carpenter Technology Corporation	313,581	18,796,045
Steel Dynamics Incorporated	339,630	16,787,911

		35,583,956

Paper & Forest Products: 1.04%
Boise Cascade Company	438,376	20,910,535

Real Estate: 0.63%

Equity REITs: 0.63%
QTS Realty Trust Incorporated Class A	333,664	12,589,142

Total Common Stocks (Cost $1,255,914,328)		1,936,974,442

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Small Company Growth Portfolio	Portfolio of investments—May 31, 2018

Security name		Expiration date	Shares	Value

Rights: 0.00%

Consumer Discretionary: 0.00%

Media: 0.00%
Media General Incorporated †(a)		12-31-2018	347,897	$0

Total Rights (Cost $0)				0

	Yield
Short-Term Investments: 13.24%

Investment Companies: 13.24%
Securities Lending Cash Investment LLC (l)(r)(u)	1.91%		217,573,353	217,595,110
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.67		48,273,067	48,273,067

Total Short-Term Investments (Cost $265,855,311)				265,868,177

Total investments in securities (Cost $1,521,769,639)	109.68%	2,202,842,619
Other assets and liabilities, net	(9.68)	(194,348,909)

Total net assets	100.00%	$2,008,493,710

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	205,550,129	899,996,975	887,973,751	217,573,353	$715	$0	$2,008,949	$217,595,110
Wells Fargo Government Money Market Fund Select Class	62,006,657	485,502,930	499,236,520	48,273,067	0	0	733,387	48,273,067

					$715	$0	$2,742,336	$265,868,177	13.24%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2018	Wells Fargo Small Company Growth Portfolio	31

Assets
Investments in unaffiliated securities (including $210,660,995 of securities loaned), at value (cost $1,255,914,328)	$1,936,974,442
Investments in affiliated securities, at value (cost $265,855,311)	265,868,177
Cash	15,624,376
Receivable for investments sold	15,818,178
Receivable for dividends	705,694
Receivable for securities lending income	102,535
Prepaid expenses and other assets	5,165

Total assets	2,235,098,567

Liabilities
Payable upon receipt of securities loaned	217,577,277
Payable for investments purchased	7,687,147
Advisory fee payable	1,284,312
Accrued expenses and other liabilities	56,121

Total liabilities	226,604,857

Total net assets	$2,008,493,710

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Small Company Growth Portfolio	Statement of operations—year ended May 31, 2018

Investment income
Dividends (net of foreign withholding taxes of $37,332)	$8,247,158
Securities lending income from affiliates, net	2,008,949
Income from affiliated securities	733,387

Total investment income	10,989,494

Expenses
Advisory fee	13,992,798
Custody and accounting fees	89,885
Professional fees	48,461
Shareholder report expenses	2,478
Trustees’ fees and expenses	21,410
Other fees and expenses	19,962

Total expenses	14,174,994

Net investment loss	(3,185,500)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	120,175,080
Affiliated securities	715

Net realized gains on investments	120,175,795
Net change in unrealized gains (losses) on investments	344,244,383

Net realized and unrealized gains (losses) on investments	464,420,178

Net increase in net assets resulting from operations	$461,234,678

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Small Company Growth Portfolio	33

	Year ended May 31, 2018	Year ended May 31, 2017

Operations
Net investment loss	$(3,185,500)	$(2,125,287)
Net realized gains (losses) on investments	120,175,795	(16,225,835)
Net change in unrealized gains (losses) on investments	344,244,383	257,670,175

Net increase in net assets resulting from operations	461,234,678	239,319,053

Capital transactions
Transactions in investors’ beneficial interests
Contributions	105,533,154	485,927,559
Withdrawals	(231,798,568)	(248,318,606)

Net increase (decrease) in net assets resulting from capital transactions	(126,265,414)	237,608,953

Total increase in net assets	334,969,264	476,928,006

Net assets
Beginning of period	1,673,524,446	1,196,596,440

End of period	$2,008,493,710	$1,673,524,446

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Small Company Growth Portfolio	Financial highlights

	Year ended May 31
	2018	2017	2016	2015	2014
Total return	28.74%	18.15%	(13.86)%	18.07%	23.47%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.79%	0.80%	0.82%	0.83%
Net expenses	0.78%	0.79%	0.80%	0.82%	0.83%
Net investment loss	(0.18)%	(0.14)%	(0.03)%	(0.32)%	(0.37)%
Supplemental data
Portfolio turnover rate	37%	82%	49%	58%	77%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Small Company Growth Portfolio	35

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting tandards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

36	Wells Fargo Small Company Growth Portfolio	Notes to financial statements

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $1,540,957,974 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$718,175,845
Gross unrealized losses	(56,291,200)
Net unrealized gains	$661,884,645

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Small Company Growth Portfolio	37

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$239,259,703	$0	$0	$239,259,703
Consumer staples	46,119,912	0	0	46,119,912
Energy	25,588,774	0	0	25,588,774
Financials	156,141,605	0	0	156,141,605
Health care	438,594,726	0	0	438,594,726
Industrials	382,103,994	0	0	382,103,994
Information technology	537,682,017	0	0	537,682,017
Materials	98,894,569	0	0	98,894,569
Real estate	12,589,142	0	0	12,589,142

Rights
Consumer discretionary	0	0	0	0

Short-term investments
Investment companies	48,273,067	0	0	48,273,067
Investments measured at net asset value*				217,595,110
Total assets	$1,985,247,509	$0	$0	$2,202,842,619

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investments, LLC valued at $217,595,110 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Portfolio recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2018, the Portfolio did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.68% as the average daily net assets of the Portfolio increase. For the year ended May 31, 2018, the advisory fee was equivalent to an annual rate of 0.77% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Peregrine Capital Management, LLC, which is not an affiliate of Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.50% and declining to 0.45% as the average daily net assets of the of Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2018 were $656,814,280 and $773,459,126, respectively.

38	Wells Fargo Small Company Growth Portfolio	Notes to financial statements

6. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A portfolio that invests a substantial portion of their assets in a sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Small Company Growth Portfolio	39

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo Small Company Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

40	Wells Fargo Small Company Growth Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. The Fund and the Portfolio each file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Small Company Growth Fund	41

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

42	Wells Fargo Small Company Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Small Company Growth Fund	43

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

44	Wells Fargo Small Company Growth Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Small Company Growth Fund and Wells Fargo Small Company Growth Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Small Company Growth Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Small Company Growth Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Peregrine Capital Management, LLC (the “Sub-Adviser”).

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Other information (unaudited)	Wells Fargo Small Company Growth Fund	45

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management is a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2017. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for the five- and ten-year periods under review, but lower than the average investment performance of its Universe for the one- and three-year periods under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the Russell 2000® Growth Index, for the ten-year period under review, but lower than its benchmark for the one-, three- and five-year periods under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe and benchmark for the periods identified above. The Funds Trust Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than, equal to, or in range of the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a gateway blended

46	Wells Fargo Small Company Growth Fund	Other information (unaudited)

fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of these average rates for its expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. The Master Trust Board considered these amounts in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Master Trust Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Funds and the fund family as a whole.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. The Boards did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Other information (unaudited)	Wells Fargo Small Company Growth Fund	47

Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards also considered that, in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Funds.

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

48	Wells Fargo Small Company Growth Fund	Appendix (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

Appendix (unaudited)	Wells Fargo Small Company Growth Fund	49
•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

50	Wells Fargo Small Company Growth Fund	Appendix (unaudited)
•	Shares purchased through a Morgan Stanley self-directed brokerage account

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

312330 07-18 A285/AR285 05-18

Annual Report

May 31, 2018

Wells Fargo Small Company Value Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Small Company Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Small Company Value Fund for the 12-month period that ended May 31, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the 12-month period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.38% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 9.67%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 14.03%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.37% while fixed-income investments outside the U.S. gained 3.4%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.11%, and the ICE BofAML U.S. High Yield Index7 was up 2.29%.

Global economic growth benefited equity investments during the second quarter of 2017.

As the second quarter of 2017 drew to a close, the U.S. Federal Reserve (Fed) raised the target federal funds interest rate by a quarter percentage point to a range of 0.75% to 1.00% in June. The U.S. central bank cited economic data that reflected a healthy economy as the basis for its decision. Gross domestic product (GDP) growth on an annualized basis was at 3.1% for the second quarter, hiring remained strong, and business and consumer sentiment was favorable. With the interest rate increase, short-term bond yields rose while longer-term Treasury yields were little changed, leading to positive performance. Investment-grade, high-yield, and municipal bonds benefited from strong demand.

Although economic momentum increased in Europe, the European Central Bank (ECB) held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. The Bank of Japan also continued economic and monetary policies that align with Prime Minister Shinzō Abe’s efforts to encourage business activity and economic growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Small Company Value Fund	3

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. GDP growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the Fed’s targets.

Economic momentum increased in Europe; the ECB held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first five months of 2018 as economic signals were mixed.

The first five months of 2018 began with stock market gains. Subsequently, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.83% and 3.11%, respectively, on May 31, 2018.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering. The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. In April, the U.S. Bureau of Economic Analysis placed first-quarter U.S. GDP growth at 2.3%. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved.

Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the first five months of 2018 due to escalating tensions over potential international trade tariffs. At the same time, interest rates and inflationary pressures generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering.

4	Wells Fargo Small Company Value Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Small Company Value Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio‡

Wells Capital Management Incorporated

Portfolio managers‡

Jeff Goverman

Garth R. Nisbet, CFA®

Craig Pieringer, CFA®

Average annual total returns (%) as of May 31, 20182

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (SCVAX)	1-31-2002	12.61	9.64	9.05	19.48	10.94	9.69	1.47	1.15
Class C (SCVFX)	8-30-2002	17.60	10.11	8.90	18.60	10.11	8.90	2.22	1.90
Class R6 (SCVJX)	10-31-2016	–	–	–	20.03	11.21	10.03	1.04	0.75
Administrator Class (SCVIX)	1-31-2002	–	–	–	19.71	11.13	9.95	1.39	1.05
Institutional Class (SCVNX)	7-30-2010	–	–	–	19.90	11.35	10.12	1.14	0.85
Russell 2000® Value Index[5]	–	–	–	–	16.35	10.96	8.71	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Company Value Fund	7

Growth of $10,000 investment as of May 31, 2018[6]

‡	The subaviser and portfolio managers began management of the Fund effective May 1, 2018.

[1]	The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 shares expenses. If these expenses had been included, returns for Class R6 shares would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[5]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[8]	The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo Small Company Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed the Russell 2000® Value Index for the 12-month period that ended May 31, 2018.

∎	Stock selection in the consumer discretionary and financials sectors contributed to relative return. Within consumer discretionary, the Fund’s regional gaming holdings were key contributors, while relative strength in the financials sector was led by the Fund’s investment in an internet-only bank.

∎	The Fund’s stock selection within the industrials sector detracted from relative results. In addition, the Fund’s average cash holdings of 2.7% further detracted from relative performance.

During the period, investors were willing to accept higher risk.

The 12-month reporting period was primarily a risk-on market environment, supported by healthy corporate revenue and earnings growth. Equity investors remained optimistic for the most part and welcomed the 2018 corporate tax reforms passed in December 2017, which pushed select shares higher via a reduced corporate tax rate from 35% to 21%, and a one-time overseas cash repatriation tax rate of 15%.

During the first half of the reporting period, large-cap companies generally outperformed their small-cap peers. It was not until the first quarter of 2018 that investors witnessed notable increases in market volatility after U.S. President Trump announced plans to impose tariffs specifically targeting China. Equities retreated after these announcements amid fear of a trade war. Equities retreated after these announcements amid fear of a trade war. Year-to-date index returns show a reversal between the large- versus small-cap performance, with small-cap stocks outperforming their large-cap peers. From an investment-style perspective, growth-oriented stocks outperformed their value counterparts across the market-cap spectrum. The growth-value gap was most prominent within the small-cap universe, with the Russell 2000® Growth Index7 advancing 11.09% for the six-month period, while the benchmark Russell 2000® Value Index posted an 7.26% return. Despite these style headwinds, the Fund outperformed the benchmark index amid strong stock selection for the full 12-month period.

A portfolio manager change was approved during the period.

In February 2018, the Board of Trustees approved a change in subadvisor from Peregrine Capital Management, LLC, to Wells Capital Management Incorporated (WellsCap). The change was implemented on May 1, 2018. Garth Nisbet, CFA®; Craig Pieringer, CFA®; and Jeff Goverman of the WellsCap Stageline Value Equity team were named portfolio managers of the Fund.

Ten largest holdings (%) as of May 31, 2018[8]
Ensign Group Incorporated	1.10
Blucora Incorporated	1.10
Boise Cascade Company	1.07
Hawaiian Electric Industries Incorporated	1.07
Generac Holdings Incorporated	1.05
Nutrisystem Incorporated	1.04
Independent Bank Corporation (Michigan)	1.03
Union Bankshares Corporation	1.03
Aqua America Incorporated	1.03
CBIZ Incorporated	1.03

Sector distribution as of May 31, 2018[9]

Stock selection drove the Fund’s outperformance.

The Fund outperformed its benchmark for the 12-month period. Stock selection in the consumer discretionary and financials sector aided relative performance, while industrials investments detracted.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Company Value Fund	9

In consumer discretionary, the Fund’s investments in two casino and gaming companies, Eldorado Resorts, Incorporated,* and Penn National Gaming, Incorporated,* were key contributors, as shares posted strong gains for the period. Within the sector, businesses in the casino and gaming industry were believed to be more resistant to e-commerce competition than their peers, as they tend to offer unique in-person experiences that are more difficult to replicate online. Led by the Fund’s investment in Bofl Holding, Incorporated,* financials stock selection was another key contributor. As an internet-only bank, BofI’s Bank of Internet USA has some of the best profitability measures in the industry, along with strong returns on assets and solid organic growth. The company’s share price increased approximately 85% for the period.

Relative weakness in the industrials sector was due to both an underweight to and stock selection within the sector. The Fund’s investment in printing company LSC Communications, Incorporated,* was a key detractor for the period. Shares declined in 2017 amid investors’ concerns over pricing and execution issues; however, the stock has rebounded as those concerns began to subside in recent months. In addition, the Fund’s average cash holdings of 2.7% further detracted from relative performance for the reporting period.

Financial markets are adjusting and the outlook for equities remains favorable.

Looking forward, we believe financial markets are adjusting to the end of the aggressive monetary policies that brought interest rates down to zero and flooded the global financial system with excess liquidity—an environment that led to inflated financial asset prices and subdued volatility. From our perspective, the return of volatility is just another element of the small-cap space that was temporarily absent but now has returned and may afford us renewed opportunity for successful active stock selection.

Also overlooked following the recent market downdraft is the improved valuation of small caps versus large caps. In the face of macro-themed headwinds evident in trade worries, inflation, and rising rates on the one hand with the potential impacts of an accelerating global economy, lower tax rates, and improved small-cap valuations on the other hand, we believe U.S.-centric small-cap stocks may outperform large caps as they have proven nimble at navigating change during the recent market turmoil.

Please see footnotes on page 7.

10	Wells Fargo Small Company Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2017 to May 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2017	Ending account value 5-31-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$1,052.34	$6.74	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.36	$6.63	1.32%
Class C
Actual	$1,000.00	$1,048.76	$10.56	2.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.62	$10.39	2.07%
Class R6
Actual	$1,000.00	$1,055.00	$4.49	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.41	0.88%
Administrator Class
Actual	$1,000.00	$1,053.24	$6.01	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.08	$5.91	1.17%
Institutional Class
Actual	$1,000.00	$1,054.54	$4.99	0.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.07	$4.91	0.97%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2018	Wells Fargo Small Company Value Fund	11

Security name	Value

Investment Companies: 99.91%

Affiliated Master Portfolio: 99.91%
Wells Fargo Small Company Value Portfolio	$139,195,985

Total Investment Companies (Cost $141,489,905)	139,195,985

Total investments in securities (Cost $141,489,905)	99.91%	139,195,985
Other assets and liabilities, net	0.09	123,960

Total net assets	100.00%	$139,319,945

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Securities lending income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Small Company Value Portfolio	60%	87%	$41,508,619	$(18,058,560)	$2,155,483	$42,106	$204,858	$139,195,985	99.91%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Small Company Value Fund	Statement of assets and liabilities—May 31, 2018

Assets
Investment in affiliated Master Portfolio, at value (cost $141,489,905)	$139,195,985
Receivable for Fund shares sold	80,394
Receivable from manager	19,447
Prepaid expenses and other assets	95,017

Total assets	139,390,843

Liabilities
Payable for Fund shares redeemed	19,795
Shareholder servicing fees payable	16,591
Administration fees payable	16,464
Professional fees payable	11,878
Custodian and accounting fees payable	3,789
Distribution fee payable	1,241
Accrued expenses and other liabilities	1,140

Total liabilities	70,898

Total net assets	$139,319,945

NET ASSETS CONSIST OF
Paid-in capital	$145,887,735
Undistributed net investment income	358,050
Accumulated net realized losses on investments	(4,631,920)
Net unrealized losses on investments	(2,293,920)

Total net assets	$139,319,945

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$15,665,277
Shares outstanding – Class A1	547,656
Net asset value per share – Class A	$28.60
Maximum offering price per share – Class A2	$30.34
Net assets – Class C	$1,980,495
Shares outstanding – Class C1	78,035
Net asset value per share – Class C	$25.38
Net assets – Class R6	$321,780
Shares outstanding – Class R6[1]	10,931
Net asset value per share – Class R6	$29.44
Net assets – Administrator Class	$60,379,128
Shares outstanding – Administrator Class[1]	2,065,705
Net asset value per share – Administrator Class	$29.23
Net assets – Institutional Class	$60,973,265
Shares outstanding – Institutional Class[1]	2,073,780
Net asset value per share – Institutional Class	$29.40

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2018	Wells Fargo Small Company Value Fund	13

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $433)	$2,155,483
Securities lending income allocated from affiliated Master Portfolio	204,858
Affiliated income allocated from affiliated Master Portfolio	42,106
Expenses allocated from affiliated Master Portfolio	(1,150,707)
Waivers allocated from affiliated Master Portfolio	12,843

Total investment income	1,264,583

Expenses
Management fee	67,569
Administration fees
Class A	34,423
Class C	4,268
Class R6	65
Administrator Class	76,653
Institutional Class	74,791
Shareholder servicing fees
Class A	40,980
Class C	5,081
Administrator Class	147,203
Distribution fee
Class C	15,244
Custody and accounting fees	6,125
Professional fees	30,120
Registration fees	71,219
Shareholder report expenses	13,574
Trustees’ fees and expenses	22,517
Other fees and expenses	8,960

Total expenses	618,792
Less: Fee waivers and/or expense reimbursements	(226,233)

Net expenses	392,559

Net investment income	872,024

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	41,508,619
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(18,058,560)

Net realized and unrealized gains (losses) on investments	23,450,059

Net increase in net assets resulting from operations	$24,322,083

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Small Company Value Fund	Statement of changes in net assets

	Year ended May 31, 2018		Year ended May 31, 2017

Operations
Net investment income		$872,024		$487,396
Net realized gains on investments		41,508,619		15,215,549
Net change in unrealized gains (losses) on investments		(18,058,560)		6,325,340

Net increase in net assets resulting from operations		24,322,083		22,028,285

Distributions to shareholders from
Net investment income
Class A		(52,718)		(11,489)
Class R6		(2,568)		(105)[1]
Administrator Class		(283,478)		(118,026)
Institutional Class		(383,137)		(162,397)

Total distributions to shareholders		(721,901)		(292,017)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	60,419	1,605,930	185,512	4,192,321
Class C	14,660	329,415	16,069	347,199
Class R6	15,174	412,649	1,170 [1]	25,000 [1]
Administrator Class	100,581	2,701,458	312,867	7,239,116
Institutional Class	431,742	11,786,334	1,237,044	29,029,010

		16,835,786		40,832,646

Reinvestment of distributions
Class A	1,785	48,755	448	10,909
Class R6	84	2,350	4 [1]	105 [1]
Administrator Class	10,156	283,362	4,742	117,980
Institutional Class	13,529	379,367	6,429	160,737

		713,834		289,731

Payment for shares redeemed
Class A	(192,694)	(5,099,087)	(653,039)	(15,208,819)
Class C	(28,318)	(663,810)	(34,801)	(715,917)
Class R6	(5,501)	(154,810)	0 [1]	0 [1]
Administrator Class	(392,453)	(10,624,027)	(1,069,748)	(24,687,202)
Institutional Class	(481,774)	(13,221,590)	(662,555)	(15,259,116)

		(29,763,324)		(55,871,054)

Net decrease in net assets resulting from capital share transactions		(12,213,704)		(14,748,677)

Total increase in net assets		11,386,478		6,987,591

Net assets
Beginning of period		127,933,467		120,945,876

End of period		$139,319,945		$127,933,467

Undistributed net investment income		$358,050		$207,927

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Value Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$24.01	$20.22	$21.42	$20.08	$17.10
Net investment income	0.09	0.05	0.08	0.07	0.06
Net realized and unrealized gains (losses) on investments	4.58	3.75	(1.25)	1.27	2.92

Total from investment operations	4.67	3.80	(1.17)	1.34	2.98
Distributions to shareholders from
Net investment income	(0.08)	(0.01)	(0.03)	0.00	0.00
Net asset value, end of period	$28.60	$24.01	$20.22	$21.42	$20.08
Total return[1]	19.48%	18.86%	(5.48)%	6.62%	17.43%
Ratios to average net assets (annualized)
Gross expenses[2]	1.47%	1.47%	1.48%	1.50%	1.56%
Net expenses[2]	1.33%	1.35%	1.37%	1.40%	1.42%
Net investment income[2]	0.46%	0.20%	0.11%	0.33%	0.33%
Supplemental data
Portfolio turnover rate[3]	144%	110%	72%	54%	47%
Net assets, end of period (000s omitted)	$15,665	$16,280	$23,151	$26,339	$26,517

[1]	Total return calculations do not include any sales charges.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%
Year ended May 31, 2015	0.84%
Year ended May 31, 2014	0.85%

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Small Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$21.40	$18.15	$19.34	$18.27	$15.68
Net investment loss	(0.07)[1]	(0.11)[1]	(0.11)[1]	(0.08)[1]	(0.07)[1]
Net realized and unrealized gains (losses) on investments	4.05	3.36	(1.08)	1.15	2.66

Total from investment operations	3.98	3.25	(1.19)	1.07	2.59
Net asset value, end of period	$25.38	$21.40	$18.15	$19.34	$18.27
Total return[2]	18.60%	17.97%	(6.20)%	5.86%	16.52%
Ratios to average net assets (annualized)
Gross expenses[3]	2.21%	2.22%	2.23%	2.26%	2.31%
Net expenses[3]	2.08%	2.10%	2.12%	2.15%	2.17%
Net investment loss[3]	(0.29)%	(0.54)%	(0.62)%	(0.42)%	(0.42)%
Supplemental data
Portfolio turnover rate[4]	144%	110%	72%	54%	47%
Net assets, end of period (000s omitted)	$1,980	$1,962	$2,004	$2,602	$2,192

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%
Year ended May 31, 2015	0.84%
Year ended May 31, 2014	0.85%

[4]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Value Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2018	2017[1]
Net asset value, beginning of period	$24.69	$21.37
Net investment income	0.29 [2]	0.08
Net realized and unrealized gains on investments	4.65	3.33

Total from investment operations	4.94	3.41
Distributions to shareholders from
Net investment income	(0.19)	(0.09)
Net asset value, end of period	$29.44	$24.69
Total return[3]	20.03%	15.95%
Ratios to average net assets (annualized)
Gross expenses[4]	1.03%	1.02%
Net expenses[4]	0.88%	0.90%
Net investment income[4]	1.04%	0.58%
Supplemental data
Portfolio turnover rate[5]	144%	110%
Net assets, end of period (000s omitted)	$322	$29

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.84%
Year ended May 31, 2017[1]	0.83%

[5]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Small Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$24.53	$20.66	$21.90	$20.49	$17.42
Net investment income	0.20	0.08 [1]	0.13	0.11	0.12
Net realized and unrealized gains (losses) on investments	4.63	3.83	(1.30)	1.30	2.95

Total from investment operations	4.83	3.91	(1.17)	1.41	3.07
Distributions to shareholders from
Net investment income	(0.13)	(0.04)	(0.07)	0.00	0.00
Net asset value, end of period	$29.23	$24.53	$20.66	$21.90	$20.49
Total return	19.71%	19.00%	(5.36)%	6.88%	17.62%
Ratios to average net assets (annualized)
Gross expenses[2]	1.38%	1.39%	1.39%	1.34%	1.39%
Net expenses[2]	1.19%	1.20%	1.20%	1.20%	1.20%
Net investment income[2]	0.59%	0.36%	0.28%	0.52%	0.55%
Supplemental data
Portfolio turnover rate[3]	144%	110%	72%	54%	47%
Net assets, end of period (000s omitted)	$60,379	$57,591	$64,023	$71,034	$68,358

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%
Year ended May 31, 2015	0.84%
Year ended May 31, 2014	0.85%

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Value Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$24.68	$20.77	$22.02	$20.57	$17.45
Net investment income	0.21	0.11	0.08 [1]	0.14	0.13
Net realized and unrealized gains (losses) on investments	4.69	3.89	(1.22)	1.31	2.99

Total from investment operations	4.90	4.00	(1.14)	1.45	3.12
Distributions to shareholders from
Net investment income	(0.18)	(0.09)	(0.11)	0.00	0.00
Net asset value, end of period	$29.40	$24.68	$20.77	$22.02	$20.57
Total return	19.90%	13.70%	(5.13)%	7.05%	17.88%
Ratios to average net assets (annualized)
Gross expenses[2]	1.14%	1.14%	1.14%	1.07%	1.13%
Net expenses[2]	0.99%	1.00%	1.00%	1.00%	1.00%
Net investment income[2]	0.78%	0.55%	0.40%	0.75%	0.75%
Supplemental data
Portfolio turnover rate[3]	144%	110%	72%	54%	47%
Net assets, end of period (000s omitted)	$60,973	$52,072	$31,768	$16,850	$11,967

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%
Year ended May 31, 2015	0.84%
Year ended May 31, 2014	0.85%

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Small Company Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Value Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in a separate diversified portfolio of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2018, the Fund owned 87% of Wells Fargo Small Company Value Portfolio (the “affiliated Master Portfolio”). The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2018 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis.

The Fund records daily its proportionate share of the affiliated Master Portfolio’s dividend income, expenses, and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Small Company Value Fund	21

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $146,161,649 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$0
Gross unrealized losses	(6,965,664)
Net unrealized losses	$(6,965,664)

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to expiration of capital loss carryforwards. At May 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(19,335,086)	$19,335,086

3. FAIR VALUATION MEASUREMENTS

At May 31, 2018, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio were as follows:

Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation	$139,195,985

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase. For the year ended May 31, 2018, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

22	Wells Fargo Small Company Value Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class A shares, 1.90% for Class C shares, 0.75% for Class R6 shares, 1.05% for Administrator Class shares, and 0.85% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to May 1, 2018, the Fund’s expenses were capped at 1.35% for Class A shares, 2.10 % for Class C shares, 0.90% for Class R6 shares, 1.20% for Administrator Class shares, and 1.00% for Institutional Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2018, Funds Distributor received $770 from the sale of Class A shares. Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the year ended May 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2018 were $226,083,375 and $298,224,628, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended May 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $721,901 and $292,017 of ordinary income for the years ended May 31, 2018 and May 31, 2017, respectively.

As of May 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses
$397,874	$(6,965,664)

Notes to financial statements	Wells Fargo Small Company Value Fund	23

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo Small Company Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo Small Company Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

Portfolio of investments—May 31, 2018	Wells Fargo Small Company Value Portfolio	25

Security name	Shares	Value

Common Stocks: 98.40%

Consumer Discretionary: 13.14%

Auto Components: 0.95%
Cooper-Standard Holdings Incorporated †	12,206	$1,515,985

Diversified Consumer Services: 0.75%
Cambium Learning Group Incorporated †	50,409	504,594
Carriage Services Incorporated	14,608	367,391
Collectors Universe Incorporated	22,192	330,661

		1,202,646

Hotels, Restaurants & Leisure: 0.09%
Noodles & Company †	17,225	148,996

Household Durables: 1.70%
Hooker Furniture Corporation	25,324	944,585
William Lyon Homes Class A †	43,495	1,037,356
Zagg Incorporated †	47,618	723,794

		2,705,735

Internet & Direct Marketing Retail: 1.04%
Nutrisystem Incorporated	44,327	1,653,397

Leisure Products: 2.20%
Johnson Outdoors Incorporated Class A	17,346	1,316,214
Malibu Boats Incorporated Class A †	36,988	1,586,045
Nautilus Group Incorporated †	40,203	601,035

		3,503,294

Media: 0.46%
Gannett Company Incorporated	69,159	731,011

Specialty Retail: 2.28%
Children’s Place Retail Stores Incorporated	9,240	1,189,650
Destination Maternity Corporation †	9,679	30,682
Stein Mart Incorporated «†	231,401	668,749
Tailored Brands Incorporated	43,587	1,430,089
Urban Outfitters Incorporated †	7,713	320,398

		3,639,568

Textiles, Apparel & Luxury Goods: 3.67%
Carter’s Incorporated	11,124	1,212,627
Charles & Colvard Limited †	82,434	93,975
Columbia Sportswear Company	14,621	1,273,635
Lakeland Industries Incorporated †	66,390	949,377
Rocky Brands Incorporated	39,297	1,108,175
Skechers U.S.A. Incorporated Class A †	41,577	1,208,228

		5,846,017

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Small Company Value Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Consumer Staples: 3.54%

Food & Staples Retailing: 2.41%
Ingles Markets Incorporated Class A	26,697	$766,204
Sprouts Farmers Market Incorporated †	29,259	634,920
US Foods Holding Corporation †	43,138	1,539,164
Village Super Market Class A	6,122	177,783
Weis Markets Incorporated	13,082	713,361

		3,831,432

Food Products: 0.65%
Pilgrim’s Pride Corporation †	53,404	1,040,844

Personal Products: 0.48%
Edgewell Personal Care Company †	17,551	767,330

Energy: 6.54%

Energy Equipment & Services: 2.53%
Helmerich & Payne Incorporated	21,481	1,425,909
Newpark Resources Incorporated †	141,106	1,531,000
Tetra Technologies Incorporated †	254,396	1,073,551

		4,030,460

Oil, Gas & Consumable Fuels: 4.01%
Carrizo Oil & Gas Incorporated †	52,850	1,334,991
Energen Corporation †	20,545	1,393,773
Laredo Petroleum Incorporated †	99,768	925,847
Parsley Energy Incorporated Class A †	31,353	924,286
RSP Permian Incorporated †	21,313	932,231
W&T Offshore Incorporated †	129,748	888,774

		6,399,902

Financials: 25.20%

Banks: 17.17%
Banc of California Incorporated «	50,916	987,770
BankUnited Incorporated	34,030	1,435,045
Banner Corporation	26,964	1,616,492
Customers Bancorp Incorporated †	48,602	1,473,127
FB Financial Corporation	37,524	1,535,482
Fidelity Southern Corporation	64,668	1,579,193
First Connecticut Bancorp	42,364	1,086,637
First Foundation Incorporated †	72,084	1,397,709
First Interstate BancSystem Class A	34,427	1,502,739
Great Southern Bancorp Incorporated	28,288	1,626,560
Heritage Financial Corporation	49,492	1,591,168
Independent Bank Corporation	64,385	1,645,037
Midland States Bancorp Incorporated	47,667	1,546,317
OFG Bancorp	37,581	529,892
Orrstown Financial Services Incorporated	13,000	337,350
Popular Incorporated	19,810	896,204

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Small Company Value Portfolio	27

Security name	Shares	Value

Banks (continued)
TCF Financial Corporation	61,286	$1,612,435
Triumph Bancorp Incorporated †	12,854	527,657
Union Bankshares Corporation	40,020	1,644,822
Univest Corporation of Pennsylvania	49,756	1,447,900
Western Alliance Bancorp †	22,294	1,343,432

		27,362,968

Capital Markets: 0.86%
Piper Jaffray Companies Incorporated	18,335	1,371,458

Consumer Finance: 0.94%
Enova International Incorporated †	44,576	1,497,754

Insurance: 2.94%
American Equity Investment Life Holding Company	44,692	1,583,884
EMC Insurance Group Incorporated	16,000	412,320
FBL Financial Group Incorporated	19,113	1,502,282
State Auto Financial Corporation	38,444	1,192,533

		4,691,019

Thrifts & Mortgage Finance: 3.29%
Homestreet Incorporated †	23,408	627,334
Meridian Bancorp Incorporated	51,691	1,010,559
NMI Holdings Incorporated Class A †	42,759	711,937
OceanFirst Financial Corporation	55,251	1,619,959
Walker & Dunlop Incorporated	22,620	1,269,434

		5,239,223

Health Care: 7.68%

Biotechnology: 0.94%
AMAG Pharmaceuticals Incorporated †	61,356	1,500,154

Health Care Equipment & Supplies: 0.80%
Fonar Corporation †	17,656	471,415
Invacare Corporation	49,135	810,728

		1,282,143

Health Care Providers & Services: 5.33%
Amedisys Incorporated †	18,500	1,412,475
AMN Healthcare Services Incorporated «†	20,642	1,166,273
Encompass Health Corporation	24,257	1,570,641
Ensign Group Incorporated	48,144	1,762,552
LHC Group Incorporated †	17,344	1,334,968
Molina Healthcare Incorporated †	12,775	1,084,981
Premier Incorporated Class A †	4,935	160,980

		8,492,870

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Small Company Value Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Pharmaceuticals: 0.61%
Valeant Pharmaceuticals International Incorporated †	44,174	$971,828

Industrials: 18.15%

Building Products: 1.71%
NCI Building Systems Incorporated †	69,160	1,324,414
Patrick Industries Incorporated †	23,121	1,401,133

		2,725,547

Commercial Services & Supplies: 2.02%
Casella Waste Systems Incorporated Class A †	44,657	1,053,012
Deluxe Corporation	2,403	159,896
Ennis Incorporated	59,360	1,083,320
Multi-Color Corporation	1,272	88,277
TEAM Incorporated «†	39,335	835,869

		3,220,374

Construction & Engineering: 2.12%
Dycom Industries Incorporated †	5,243	488,438
MYR Group Incorporated †	29,598	1,155,506
Sterling Construction Company Incorporated †	74,945	952,551
Tutor Perini Corporation †	39,760	787,248

		3,383,743

Electrical Equipment: 1.91%
Encore Wire Corporation	6,670	322,828
EnerSys	12,996	1,038,510
Generac Holdings Incorporated †	33,569	1,681,471

		3,042,809

Machinery: 3.72%
Hyster Yale Materials Handeling Incorporated	11,148	743,572
Kadant Incorporated	13,637	1,330,289
Manitex International Incorporated †	27,210	316,724
Miller Industries Incorporated	44,537	1,186,911
Mueller Industries Incorporated	17,149	517,900
Standex International Corporation	10,010	998,498
The Greenbrier Companies Incorporated «	16,838	836,849

		5,930,743

Professional Services: 3.89%
Barrett Business Services Incorporated	13,750	1,185,525
CBIZ Incorporated †	79,298	1,637,504
Kelly Services Incorporated Class A	48,552	1,088,050
Korn/Ferry International	25,336	1,385,372
WageWorks Incorporated †	18,990	901,076

		6,197,527

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Small Company Value Portfolio	29

Security name	Shares	Value

Road & Rail: 1.01%
Genesee & Wyoming Incorporated Class A †	20,540	$1,604,379

Trading Companies & Distributors: 1.77%
CAI International Incorporated †	55,183	1,324,944
DXP Enterprises Incorporated †	18,994	741,146
Fly Leasing Limited ADR †	52,445	765,697

		2,831,787

Information Technology: 10.59%

Communications Equipment: 0.49%
Applied Optoelectronics Incorporated †	2,569	113,392
Silicom Limited «†	16,957	672,006

		785,398

Electronic Equipment, Instruments & Components: 3.47%
Electro Scientific Industries Incorporated «†	63,434	1,244,575
Eplus Incorporated †	16,781	1,526,232
Methode Electronics Incorporated	36,530	1,466,680
Napco Security Technologies Incorporated †	43,000	509,550
Tech Data Corporation †	8,943	776,342

		5,523,379

Internet Software & Services: 1.10%
Blucora Incorporated †	46,235	1,754,618

IT Services: 1.96%
Cardtronics Incorporated Class A †	40,318	1,034,560
CSG Systems International Incorporated	20,310	840,428
Hackett Group Incorporated	20,139	324,238
Unisys Corporation †	76,551	922,440

		3,121,666

Semiconductors & Semiconductor Equipment: 3.17%
Cypress Semiconductor Corporation	79,323	1,305,657
FormFactor Incorporated †	83,338	1,129,230
Rudolph Technologies Incorporated †	41,000	1,373,500
Silicon Motion Technology Corporation ADR «	25,631	1,246,436

		5,054,823

Technology Hardware, Storage & Peripherals: 0.40%
Super Micro Computer Incorporated †	26,473	637,999

Materials: 4.99%

Chemicals: 1.34%
Advansix Incorporated †	26,624	972,042
Stepan Company	14,816	1,077,123
Trecora Resources †	5,961	83,156

		2,132,321

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Small Company Value Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Metals & Mining: 1.76%
Kaiser Aluminum Corporation	12,899	$1,422,244
Schnitzer Steel Industries Incorporated Class A	44,485	1,385,708

		2,807,952

Paper & Forest Products: 1.89%
Boise Cascade Company	35,953	1,714,958
Verso Corporation Class A †	64,280	1,300,384

		3,015,342

Real Estate: 5.88%

Equity REITs: 4.94%
Armada Hoffler Properties Incorporated	72,515	1,044,216
CareTrust REIT Incorporated	86,184	1,421,174
Monmouth Real Estate Investment Corporation	93,158	1,439,291
National Storage Affiliates Trust	52,421	1,474,079
One Liberty Properties Incorporated	45,374	1,157,944
Potlatch Corporation	26,457	1,336,079

		7,872,783

Real Estate Management & Development: 0.94%
Marcus & Millichap Incorporated †	39,798	1,490,833

Telecommunication Services: 0.02%

Diversified Telecommunication Services: 0.02%
Frontier Communications Corporation «	4,162	30,924

Utilities: 2.67%

Electric Utilities: 1.07%
Hawaiian Electric Industries Incorporated	49,570	1,701,738

Water Utilities: 1.60%
Aqua America Incorporated	47,398	1,644,711
Artesian Resources Corporation Class A	23,199	904,761

		2,549,472

Total Common Stocks (Cost $149,699,480)		156,842,191

Exchange-Traded Funds: 0.97%
iShares Russell 2000 Index ETF	9,500	1,546,315

Total Exchange-Traded Funds (Cost $1,462,105)		1,546,315

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Small Company Value Portfolio	31

Security name	Yield	Shares	Value

Short-Term Investments: 4.01%

Investment Companies: 4.01%
Securities Lending Cash Investment LLC (l)(r)(u)	1.91%	5,546,867	$5,547,421
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.67	851,216	851,216

Total Short-Term Investments (Cost $6,398,285)			6,398,637

Total investments in securities (Cost $157,559,870)	103.38%	164,787,143
Other assets and liabilities, net	(3.38)	(5,388,698)

Total net assets	100.00%	$159,398,445

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

ETF	Exchange-traded fund

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	13,908,596	135,565,350	143,927,079	5,546,867	$322	$(292)	$288,803	$5,547,421
Wells Fargo Government Money Market Fund Select Class	4,735,638	72,929,100	76,813,522	851,216	0	0	56,639	851,216

					$322	$(292)	$345,442	$6,398,637	4.01%

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Small Company Value Portfolio	Statement of assets and liabilities—May 31, 2018

Assets
Investments in unaffiliated securities (including $5,370,240 of securities loaned), at value (cost $151,161,585)	$158,388,506
Investments in affiliated securities, at value (cost 6,398,285)	6,398,637
Receivable for investments sold	984,441
Receivable for dividends	119,464
Receivable for securities lending income	10,588
Prepaid expenses and other assets	10,934

Total assets	165,912,570

Liabilities
Payable upon receipt of securities loaned	5,546,705
Payable for investments purchased	831,682
Advisory fee payable	93,096
Accrued expenses and other liabilities	42,642

Total liabilities	6,514,125

Total net assets	$159,398,445

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2018	Wells Fargo Small Company Value Portfolio	33

Investment income
Dividends (net of foreign withholding taxes of $495)	$2,837,796
Securities lending income from affiliates, net	288,803
Income from affiliated securities	56,639

Total investment income	3,183,238

Expenses
Advisory fee	1,484,636
Custody and accounting fees	22,156
Professional fees	42,530
Shareholder report expenses	2,781
Trustees’ fees and expenses	20,512
Other fees and expenses	5,917

Total expenses	1,578,532
Less: Fee waivers and/or expense reimbursements	(14,713)

Net expenses	1,563,819

Net investment income	1,619,419

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	56,399,633
Affiiliated securities	322

Net realized gains on investments	56,399,955

Net change in unrealized gains (losses) on:
Unaffiliated securities	(24,205,383)
Affiiliated securities	(292)

Net change in unrealized gains (losses) on investments	(24,205,675)

Net realized and unrealized gains (losses) on investments	32,194,280

Net increase in net assets resulting from operations	$33,813,699

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Small Company Value Portfolio	Statement of changes in net assets

	Year ended May 31, 2018	Year ended May 31, 2017

Operations
Net investment income	$1,619,419	$1,579,627
Net realized gains on investments	56,399,955	28,865,439
Net change in unrealized gains (losses) on investments	(24,205,675)	9,357,164

Net increase in net assets resulting from operations	33,813,699	39,802,230

Capital transactions
Transactions in investors’ beneficial interests
Contributions	10,857,996	22,385,660
Withdrawals	(99,498,049)	(65,532,861)

Net decrease in net assets resulting from capital transactions	(88,640,053)	(43,147,201)

Total decrease in net assets	(54,826,354)	(3,344,971)

Net assets
Beginning of period	214,224,799	217,569,770

End of period	$159,398,445	$214,224,799

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Value Portfolio	35

	Year ended May 31
	2018	2017	2016	2015	2014
Total return	20.10%	19.44%	(4.96)%	7.29%	18.09%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.84%	0.85%	0.84%	0.85%
Net expenses	0.84%	0.84%	0.85%	0.84%	0.85%
Net investment income	0.87%	0.72%	0.62%	0.89%	0.89%
Supplemental data
Portfolio turnover rate	144%	110%	72%	54%	47%

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Small Company Value Portfolio	Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Small Company Value Portfolio	37

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $157,900,192 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$9,439,080
Gross unrealized losses	(2,552,129)
Net unrealized gains	$6,886,951

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

38	Wells Fargo Small Company Value Portfolio	Notes to financial statements

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$20,946,649	$0	$0	$20,946,649
Consumer staples	5,639,606	0	0	5,639,606
Energy	10,430,362	0	0	10,430,362
Financials	40,162,422	0	0	40,162,422
Health care	12,246,995	0	0	12,246,995
Industrials	28,936,909	0	0	28,936,909
Information technology	16,877,883	0	0	16,877,883
Materials	7,955,615	0	0	7,955,615
Real estate	9,363,616	0	0	9,363,616
Telecommunication services	30,924	0	0	30,924
Utilities	4,251,210	0	0	4,251,210

Exchange-traded funds	1,546,315	0	0	1,546,315

Short-term investments
Investment companies	851,216	0	0	851,216
Investments measured at net asset value*				5,547,421
Total assets	$159,239,722	$0	$0	$164,787,143

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Portfolio‘s investment in Securities Lending Cash Investments, LLC valued at $5,547,421 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Portfolio recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2018, the Portfolio did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.68% as the average daily net assets of the Portfolio increase. For the year ended May 31, 2018, the management fee was equivalent to an annual rate of 0.80% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase. Prior to May 1, 2018, Peregrine Capital Management, LLC, which is not an affiliate of Funds Management, was the subadviser to the Portfolio and was entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Portfolio increased.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Notes to financial statements	Wells Fargo Small Company Value Portfolio	39

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2018 were $258,896,391 and $341,507,995, respectively.

6. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A portfolio that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

40	Wells Fargo Small Company Value Portfolio	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo Small Company Value Portfolio (the “Portfolio”), one of the portfolios constituting the Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

Other information (unaudited)	Wells Fargo Small Company Value Fund	41

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $721,901 of income dividends paid during the fiscal year ended May 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2018, $11,024 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. The Fund and the Portfolio each file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42	Wells Fargo Small Company Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Small Company Value Fund	43

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

44	Wells Fargo Small Company Value Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Small Company Value Fund	45

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Small Company Value Fund and Wells Fargo Small Company Value Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Small Company Value Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Small Company Value Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Master Trust Board noted that it had initially approved the Sub-Advisory Agreement with the Sub-Adviser at the February 2018 Master Trust Board meeting.

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

46	Wells Fargo Small Company Value Fund	Other information (unaudited)

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2017. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for the three-, five- and ten-year periods under review, but lower than the average investment performance of its Universe for the one-year period under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the Russell 2000® Value Index, for all periods under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the

Other information (unaudited)	Wells Fargo Small Company Value Fund	47

Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were lower than or in range of the sum of these average rates for its expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Funds and the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund.

Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The

48	Wells Fargo Small Company Value Fund	Other information (unaudited)

Boards also considered that, in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Funds.

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

Appendix (unaudited)	Wells Fargo Small Company Value Fund	49

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

50	Wells Fargo Small Company Value Fund	Appendix (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix (unaudited)	Wells Fargo Small Company Value Fund	51
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

312331 07-18 A286/AR286 05-18

Annual Report

May 31, 2018

Wells Fargo Core Bond Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Core Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Core Bond Fund for the 12-month period that ended May 31, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the 12-month period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.38% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 9.67%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 14.03%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.37% while fixed-income investments outside the U.S. gained 3.4%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.11%, and the ICE BofAML U.S. High Yield Index7 was up 2.29%.

Global economic growth benefited equity investments during the second quarter of 2017.

As the second quarter of 2017 drew to a close, the U.S. Federal Reserve (Fed) raised the target federal funds interest rate by a quarter percentage point to a range of 0.75% to 1.00% in June. The U.S. central bank cited economic data that reflected a healthy economy as the basis for its decision. Gross domestic product (GDP) growth on an annualized basis was at 3.1% for the second quarter, hiring remained strong, and business and consumer sentiment was favorable. With the interest rate increase, short-term bond yields rose while longer-term Treasury yields were little changed, leading to positive performance. Investment-grade, high-yield, and municipal bonds benefited from strong demand.

Although economic momentum increased in Europe, the European Central Bank (ECB) held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. The Bank of Japan also continued economic and monetary policies that align with Prime Minister Shinzō Abe’s efforts to encourage business activity and economic growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Core Bond Fund	3

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. GDP growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the Fed’s targets.

Economic momentum increased in Europe; the ECB held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first five months of 2018 as economic signals were mixed.

The first five months of 2018 began with stock market gains. Subsequently, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.83% and 3.11%, respectively, on May 31, 2018.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering. The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. In April, the U.S. Bureau of Economic Analysis placed first-quarter U.S. GDP growth at 2.3%. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved.

Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the first five months of 2018 due to escalating tensions over potential international trade tariffs. At the same time, interest rates and inflationary pressures generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering.

4	Wells Fargo Core Bond Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Core Bond Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Maulik Bhansali, CFA®‡

Thomas O’Connor, CFA®

Jarad Vasquez‡

Average annual total returns (%) as of May 31, 20182

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (MBFAX)	10-31-2001	(5.41)	0.70	3.61	(0.96)	1.63	4.09	0.83	0.78
Class C (MBFCX)	10-31-2001	(2.65)	0.87	3.28	(1.65)	0.87	3.28	1.58	1.53
Class R (WTRRX)	7-9-2010	–	–	–	(1.19)	1.38	3.79	1.08	1.03
Class R4 (MBFRX)	11-30-2012	–	–	–	(0.61)	1.91	4.35	0.60	0.52
Class R6 (WTRIX)	11-30-2012	–	–	–	(0.54)	2.05	4.48	0.45	0.37
Administrator Class (MNTRX)	6-30-1997	–	–	–	(0.79)	1.73	4.16	0.77	0.70
Institutional Class (MBFIX)	10-31-2001	–	–	–	(0.51)	2.00	4.45	0.50	0.42
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	(0.37)	1.98	3.72	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Core Bond Fund	7

Growth of $10,000 investment as of May 31, 2018[6]

‡	Mr. Bhansali and Mr. Vasquez became portfolio managers of the Fund on October 16, 2017.

[1]	The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for Class R shares prior to their inception reflects the performance of Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The manager has contractually committed through September 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[5]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts represent the portfolio allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Core Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period that ended May 31, 2018.

∎	Security selection and an underweight to agency mortgage-backed securities (MBS), particularly in fixed-rate pass-throughs, detracted from performance, as did security selection in credit.

∎	Security selection within asset-backed securities (ABS) was the top contributor to performance, particularly within Federal Family Education Loan Program (FFELP) and private student loans.

The global economy and markets faced a range of issues.

Early in the period, trends of low volatility and a healthy appetite for risk prevailed. Credit spreads tightened. Following unsuccessful legislative health care reform efforts in the fourth quarter, markets turned attention to the Jerome Powell pick as Federal Reserve (Fed) chair and, relatedly, the Fed’s monetary policy tightening campaign and reversal of central bank stimulus as well as a policy focus toward tax reform, with ever-shifting speculation and headlines as to the timing, likelihood, and details of reform legislation influencing risk-on appetite.

Toward year-end, market certainty coalesced around tax reform and financial markets priced in potential benefits to corporate America. The Fed began its tapering campaign with no immediate market impact, and central bankers in Europe and Japan signaled their own withdrawal from quantitative easing programs.

As the calendar turned to 2018, investors saw negative returns for fixed income as bond yields rose sharply across the globe, driven by fears of emerging inflation and the upcoming reversal of central bank stimulus. In early February, risk sentiment shifted. U.S. Treasury yields increased for the second consecutive month and risk assets, including equities and high-yield bonds, sold off. Concurrent with the sell-off of stocks, investment-grade credit spreads widened significantly and have not recovered.

During April and May, fixed income rebounded somewhat. The 10-year Treasury ended the period at 2.86%, 45 basis points (bps; 100 bps equals 1.00%) higher since the start of the year, and pierced the 3.00% threshold in May. The 2-year to 10-year U.S. Treasury curve flattened to 43 bps at quarter-end, a level not seen since before the financial crisis. At its March meeting, the Fed raised the federal funds target rate by an additional 25 bps.

In Washington, President Trump directed the U.S. trade representative to level tariffs on about $50 billion worth of Chinese imports following a seven-month investigation into Chinese trade abuses with a focus on intellectual property theft. Trade tensions worsened during May as the Trump administration imposed tariffs on steel and aluminum imported from the European Union, Canada, and Mexico.

In Italy, anti–European Union remarks by emerging Italian populist leaders sent bond and currency markets into a frenzy during May. The rhetoric sets the stage for a showdown between authorities in Rome and officials in Berlin and Brussels over the issue of deficit spending and may challenge the fiscal framework of the European Union.

Ten largest holdings (%) as of May 31, 2018[7]
U.S. Treasury Note, 2.25%, 2-15-2021	2.32
U.S. Treasury Note, 2.00%, 11-15-2026	1.70
U.S. Treasury Note, 1.50%, 8-15-2026	1.67
U.S. Treasury Note, 2.13%, 12-31-2022	1.59
U.S. Treasury Note, 1.88%, 4-30-2022	1.41
GNMA, 4.50%, 7-19-2048	1.37
U.S. Treasury Bond, 2.75%, 11-15-2047	1.34
GNMA, 5.00%, 7-19-2048	1.31
U.S. Treasury Note, 2.25%, 8-15-2027	1.22
FNMA, 4.50%, 8-13-2048	1.15

Portfolio allocation as of May 31, 2018[8]

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Core Bond Fund	9

Portfolio positioning continues to be driven by our fundamental analysis and assessment of relative-value trading opportunities

We ended the period with a slight risk-adjusted underweight to MBS compared with the benchmark, believing valuations were rich. A sector underweight to MBS and security selection, particularly in fixed-rate pass-throughs, detracted from performance.

Based on our fundamental analysis and assessment of relative-value trading opportunities, we maintained an overweight to credit. Despite our outlook for lower volumes, we anticipate a healthy primary issuance calendar along with opportunities for security selection in the secondary markets. Security selection within credit detracted from performance during the period, specifically issuers within the non-U.S. bank, technology, and basic industry subsectors. Contributors in credit included various names across the sovereign subsector as well as an overweight to CVS Health Corporation and underweights to both Comcast Corporation and General Electric Company.

In ABS, we maintained a risk-adjusted overweight that contributed to performance due to attractive fundamental valuations within the core subsectors of the market and relative-value opportunities in both the primary and secondary markets. We found opportunities for favorable security selection within the FFELP and the private student loan spaces. Both a sector overweight to and security selection within ABS contributed to performance.

Similarly, we maintained a modest overweight to commercial mortgage-backed securities (CMBS). Both a sector overweight to and security selection within CMBS contributed to performance.

The Fund strategy seeks to neutralize macro variables, including rates and currencies; therefore, duration had a neutral effect on performance. Instead, the Fund seeks to capture relative value with bottom-up security selection, focused on inefficiently priced securities within our investment universe.

We believe fixed-income markets may provide opportunities in 2018.

Recent commentary from Fed officials points to a likely increase in the federal funds rate by 25 bps at its June meeting and up to two further hikes later this year. While stabilization of economic data has reduced volatility and supported valuations, a large calendar of policy and political events looms on the near-term horizon that could provide event risk to financial markets.

We believe fixed-income markets may provide opportunities in 2018, and potentially a period of heightened volatility may enhance the opportunity set. We will seek to add value through our bottom-up, active, relative-value investment management approach while maintaining a disciplined approach to risk management. We continue to focus on bottom-up security selection and intend to take advantage of relative-value dislocations as they arise. As always, we remain nimble and agile and stand ready to take advantage of security selection opportunities as they arise.

Please see footnotes on page 7.

10	Wells Fargo Core Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2017 to May 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2017	Ending account value 5-31-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$985.14	$3.86	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%
Class C
Actual	$1,000.00	$981.99	$7.56	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.70	1.53%
Class R
Actual	$1,000.00	$984.08	$5.10	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.19	1.03%
Class R4
Actual	$1,000.00	$987.36	$2.58	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	$2.62	0.52%
Class R6
Actual	$1,000.00	$987.31	$1.83	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.87	0.37%
Administrator Class
Actual	$1,000.00	$986.49	$3.47	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53	0.70%
Institutional Class
Actual	$1,000.00	$987.06	$2.08	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2018	Wells Fargo Core Bond Fund	11

Security name	Value

Investment Companies: 100.42%

Affiliated Master Portfolio: 100.42%
Wells Fargo Core Bond Portfolio	$5,362,539,395

Total Investment Companies (Cost $5,428,091,501)	5,362,539,395

Total investments in securities (Cost $5,428,091,501)	100.42%	5,362,539,395
Other assets and liabilities, net	(0.42)	(22,385,309)

Total net assets	100.00%	$5,340,154,086

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Core Bond Portfolio	94%	95%	$(51,477,064)	$(93,493,410)	$130,414,040	$2,823,914	$5,362,539,395	100.42%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Core Bond Fund	Statement of assets and liabilities—May 31, 2018

Assets
Investment in affiliated Master Portfolio, at value (cost $5,428,091,501)	$5,362,539,395
Receivable for Fund shares sold	5,483,303
Receivable from manager	117,906
Prepaid expenses and other assets	166,462

Total assets	5,368,307,066

Liabilities
Payable for Fund shares redeemed	25,700,448
Dividends payable	1,520,939
Administration fees payable	333,879
Distribution fees payable	33,195
Accrued expenses and other liabilities	564,519

Total liabilities	28,152,980

Total net assets	$5,340,154,086

NET ASSETS CONSIST OF
Paid-in capital	$5,522,072,132
Overdistributed net investment income	(140,624)
Accumulated net realized losses on investments	(116,225,316)
Net unrealized losses on investments	(65,552,106)

Total net assets	$5,340,154,086

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$320,207,590
Shares outstanding – Class A1	24,897,652
Net asset value per share – Class A	$12.86
Maximum offering price per share – Class A2	$13.47
Net assets – Class C	$47,842,964
Shares outstanding – Class C1	3,755,987
Net asset value per share – Class C	$12.74
Net assets – Class R	$12,229,882
Shares outstanding – Class R1	974,139
Net asset value per share – Class R	$12.55
Net assets – Class R4	$11,679,983
Share outstanding – Class R4[1]	930,742
Net asset value per share – Class R4	$12.55
Net assets – Class R6	$1,360,847,203
Shares outstanding – Class R6[1]	108,518,768
Net asset value per share – Class R6	$12.54
Net assets – Administrator Class	$269,056,636
Shares outstanding – Administrator Class[1]	21,429,345
Net asset value per share – Administrator Class	$12.56
Net assets – Institutional Class	$3,318,289,828
Shares outstanding – Institutional Class[1]	264,690,962
Net asset value per share – Institutional Class	$12.54

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2018	Wells Fargo Core Bond Fund	13

Investment income
Interest allocated from affiliated Master Portfolio (net of foreign withholding taxes of $22,507)	$130,414,040
Affiliated income allocated from affiliated Master Portfolio	2,823,914
Expenses allocated from affiliated Master Portfolio	(18,056,610)
Waivers allocated from affiliated Master Portfolio	49,836

Total investment income	115,231,180

Expenses
Management fee	2,559,371
Administration fees
Class A	547,502
Class C	86,191
Class R	21,032
Class R4	28,131
Class R6	330,728
Administrator Class	324,140
Institutional Class	2,626,331
Shareholder servicing fees
Class A	855,472
Class C	134,673
Class R	32,589
Class R4	34,849
Administrator Class	806,142
Distribution fees
Class C	404,020
Class R	32,863
Custody and accounting fees	184,643
Professional fees	56,090
Registration fees	244,914
Shareholder report expenses	456,452
Trustees’ fees and expenses	22,869
Interest expense	1,032
Other fees and expenses	72,588

Total expenses	9,862,622
Less: Fee waivers and/or expense reimbursements	(3,921,670)

Net expenses	5,940,952

Net investment income	109,290,228

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(51,477,064)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(93,493,410)

Net realized and unrealized gains (losses) on investments	(144,970,474)

Net decrease in net assets resulting from operations	$(35,680,246)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Core Bond Fund	Statement of changes in net assets

	Year ended May 31, 2018		Year ended May 31, 2017

Operations
Net investment income		$109,290,228			$80,514,328
Net realized losses on investments		(51,477,064)			(15,934,538)
Net change in unrealized gains (losses) on investments		(93,493,410)			(2,892)

Net increase (decrease) in net assets resulting from operations		(35,680,246)			64,576,898

Distributions to shareholders from
Net investment income
Class A		(6,146,453)			(8,375,248)
Class B		N/A			(1,144)[1]
Class C		(561,310)			(438,937)
Class R		(203,058)			(191,781)
Class R4		(706,139)			(736,930)
Class R6		(24,689,238)			(11,271,924)
Administrator Class		(6,023,458)			(6,403,202)
Institutional Class		(70,984,919)			(53,083,401)
Net realized gains
Class A		0			(3,261,008)
Class C		0			(314,062)
Class R		0			(82,348)
Class R4		0			(216,120)
Class R6		0			(3,310,507)
Administrator Class		0			(2,006,065)
Institutional Class		0			(15,146,807)

Total distributions to shareholders		(109,314,575)			(104,839,484)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,948,905	78,111,325	13,837,876		183,290,796
Class B	N/A	N/A	749	[1]	10,017 [1]
Class C	660,100	8,585,693	904,142		11,924,126
Class R	314,720	4,024,861	439,410		5,707,026
Class R4	636,388	8,152,388	865,400		11,213,201
Class R6	65,439,055	837,238,882	34,748,684		449,261,006
Administrator Class	6,358,669	81,613,591	8,878,881		114,920,852
Institutional Class	109,824,335	1,402,149,298	163,144,825		2,116,859,415

		2,419,876,038			2,893,186,439

Reinvestment of distributions
Class A	406,222	5,315,016	809,324		10,692,609
Class B	N/A	N/A	81	[1]	1,086 [1]
Class C	23,283	301,658	31,050		404,535
Class R	2,181	27,892	5,085		65,525
Class R4	51,321	658,202	74,032		953,000
Class R6	1,705,109	21,706,594	1,133,452		14,572,498
Administrator Class	457,541	5,851,867	636,280		8,213,294
Institutional Class	4,338,888	55,292,897	3,774,646		48,521,453

		89,154,126			83,424,000

Please see footnote on page 15.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Core Bond Fund	15

	Year ended May 31, 2018		Year ended May 31, 2017

Capital share transactions (continued)	Shares		Shares
Payment for shares redeemed
Class A	(8,713,141)	(114,094,388)	(40,046,375)	(526,393,057)
Class B	N/A	N/A	(38,778)[1]	(511,503)[1]
Class C	(1,437,868)	(18,650,713)	(1,488,844)	(19,518,060)
Class R	(414,247)	(5,296,848)	(760,090)	(9,832,245)
Class R4	(3,109,817)	(39,224,105)	(773,939)	(9,989,198)
Class R6	(20,533,471)	(261,667,805)	(8,784,732)	(112,798,008)
Administrator Class	(14,295,796)	(183,753,304)	(21,445,460)	(278,914,889)
Institutional Class	(95,212,522)	(1,214,837,005)	(83,534,316)	(1,072,787,022)

		(1,837,524,168)		(2,030,743,982)

Net increase in net assets resulting from capital share transactions		671,505,996		945,866,457

Total increase in net assets		526,511,175		905,603,871

Net assets
Beginning of period		4,813,642,911		3,908,039,040

End of period		$5,340,154,086		$4,813,642,911

Overdistributed net investment income		$(140,624)		$(116,277)

[1]	For the period from June 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Core Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.22	$13.28	$13.16	$12.98	$13.02
Net investment income	0.24	0.19 [1]	0.19 [1]	0.18	0.19
Net realized and unrealized gains (losses) on investments	(0.36)	0.00	0.12	0.19	0.12

Total from investment operations	(0.12)	0.19	0.31	0.37	0.31
Distributions to shareholders from
Net investment income	(0.24)	(0.19)	(0.19)	(0.19)	(0.20)
Net realized gains	0.00	(0.06)	0.00	0.00	(0.15)

Total distributions to shareholders	(0.24)	(0.25)	(0.19)	(0.19)	(0.35)
Net asset value, end of period	$12.86	$13.22	$13.28	$13.16	$12.98
Total return[2]	(0.96)%	1.48%	2.36%	2.85%	2.46%
Ratios to average net assets (annualized)
Gross expenses[3]	0.83%	0.83%	0.83%	0.83%	0.83%
Net expenses[3]	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income[3]	1.79%	1.40%	1.43%	1.39%	1.52%
Supplemental data
Portfolio turnover rate[4]	542%	614%	667%	586%	646%
Net assets, end of period (000s omitted)	$320,208	$360,276	$699,273	$506,043	$397,780

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%
Year ended May 31, 2014	0.35%

[4]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Bond Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.09	$13.15	$13.03	$12.86	$12.90
Net investment income	0.14	0.09	0.09	0.09	0.10
Net realized and unrealized gains (losses) on investments	(0.35)	0.00	0.12	0.17	0.12

Total from investment operations	(0.21)	0.09	0.21	0.26	0.22
Distributions to shareholders from
Net investment income	(0.14)	(0.09)	(0.09)	(0.09)	(0.11)
Net realized gains	0.00	(0.06)	0.00	0.00	(0.15)

Total distributions to shareholders	(0.14)	(0.15)	(0.09)	(0.09)	(0.26)
Net asset value, end of period	12.74	$13.09	$13.15	$13.03	$12.86
Total return[1]	(1.65)%	0.72%	1.61%	2.02%	1.71%
Ratios to average net assets (annualized)
Gross expenses[2]	1.58%	1.58%	1.58%	1.58%	1.58%
Net expenses[2]	1.53%	1.53%	1.53%	1.53%	1.53%
Net investment income[2]	1.04%	0.68%	0.68%	0.65%	0.77%
Supplemental data
Portfolio turnover rate[3]	542%	614%	667%	586%	646%
Net assets, end of period (000s omitted)	$47,843	$59,049	$66,612	$72,798	$81,187

[1]	Total return calculations do not include any sales charges.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%
Year ended May 31, 2014	0.35%

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Core Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.90	$12.97	$12.85	$12.67	$12.71
Net investment income	0.20 [1]	0.15 [1]	0.15 [1]	0.15 [1]	0.16 [1]
Net realized and unrealized gains (losses) on investments	(0.35)	(0.01)	0.12	0.18	0.12

Total from investment operations	(0.15)	0.14	0.27	0.33	0.28
Distributions to shareholders from
Net investment income	(0.20)	(0.15)	(0.15)	(0.15)	(0.17)
Net realized gains	0.00	(0.06)	0.00	0.00	(0.15)

Total distributions to shareholders	(0.20)	(0.21)	(0.15)	(0.15)	(0.32)
Net asset value, end of period	$12.55	$12.90	$12.97	$12.85	$12.67
Total return	(1.19)%	1.15%	2.13%	2.63%	2.23%
Ratios to average net assets (annualized)
Gross expenses[2]	1.08%	1.08%	1.08%	1.08%	1.08%
Net expenses[2]	1.03%	1.03%	1.03%	1.03%	1.03%
Net investment income[2]	1.54%	1.18%	1.18%	1.15%	1.27%
Supplemental data
Portfolio turnover rate[3]	542%	614%	667%	586%	646%
Net assets, end of period (000s omitted)	$12,230	$13,826	$17,985	$16,411	$17,077

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%
Year ended May 31, 2014	0.35%

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Bond Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R4	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.89	$12.95	$12.83	$12.66	$12.70
Net investment income	0.26 [1]	0.22	0.22	0.21	0.22
Net realized and unrealized gains (losses) on investments	(0.34)	0.00	0.12	0.18	0.12

Total from investment operations	(0.08)	0.22	0.34	0.39	0.34
Distributions to shareholders from
Net investment income	(0.26)	(0.22)	(0.22)	(0.22)	(0.23)
Net realized gains	0.00	(0.06)	0.00	0.00	(0.15)

Total distributions to shareholders	(0.26)	(0.28)	(0.22)	(0.22)	(0.38)
Net asset value, end of period	$12.55	$12.89	$12.95	$12.83	$12.66
Total return	(0.61)%	1.74%	2.65%	3.07%	2.75%
Ratios to average net assets (annualized)
Gross expenses[2]	0.60%	0.60%	0.60%	0.59%	0.58%
Net expenses[2]	0.52%	0.52%	0.52%	0.52%	0.52%
Net investment income[2]	2.01%	1.70%	1.69%	1.53%	1.78%
Supplemental data
Portfolio turnover rate[3]	542%	614%	667%	586%	646%
Net assets, end of period (000s omitted)	$11,680	$43,205	$41,272	$49,261	$17

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%
Year ended May 31, 2014	0.35%

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Core Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.89	$12.95	$12.83	$12.66	$12.70
Net investment income	0.28	0.24	0.24	0.23	0.24
Net realized and unrealized gains (losses) on investments	(0.35)	0.00	0.12	0.17	0.12

Total from investment operations	(0.07)	0.24	0.36	0.40	0.36
Distributions to shareholders from
Net investment income	(0.28)	(0.24)	(0.24)	(0.23)	(0.25)
Net realized gains	0.00	(0.06)	0.00	0.00	(0.15)

Total distributions to shareholders	(0.28)	(0.30)	(0.24)	(0.23)	(0.40)
Net asset value, end of period	$12.54	$12.89	$12.95	$12.83	$12.66
Total return	(0.54)%	1.90%	2.81%	3.23%	2.91%
Ratios to average net assets (annualized)
Gross expenses[1]	0.45%	0.45%	0.45%	0.45%	0.45%
Net expenses[1]	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income[1]	2.24%	1.87%	1.84%	1.76%	1.94%
Supplemental data
Portfolio turnover rate[2]	542%	614%	667%	586%	646%
Net assets, end of period (000s omitted)	$1,360,847	$797,896	$450,791	$726,165	$290,977

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%
Year ended May 31, 2014	0.35%

[2]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Bond Fund	21

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.90	$12.97	$12.85	$12.67	$12.71
Net investment income	0.24 [1]	0.21	0.19	0.19 [1]	0.21
Net realized and unrealized gains (losses) on investments	(0.34)	(0.02)	0.12	0.18	0.11

Total from investment operations	(0.10)	0.19	0.31	0.37	0.32
Distributions to shareholders from
Net investment income	(0.24)	(0.20)	(0.19)	(0.19)	(0.21)
Net realized gains	0.00	(0.06)	0.00	0.00	(0.15)

Total distributions to shareholders	(0.24)	(0.26)	(0.19)	(0.19)	(0.36)
Net asset value, end of period	$12.56	$12.90	$12.97	$12.85	$12.67
Total return	(0.79)%	1.48%	2.47%	2.96%	2.57%
Ratios to average net assets (annualized)
Gross expenses[2]	0.77%	0.77%	0.77%	0.77%	0.77%
Net expenses[2]	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income[2]	1.86%	1.50%	1.51%	1.47%	1.60%
Supplemental data
Portfolio turnover rate[3]	542%	614%	667%	586%	646%
Net assets, end of period (000s omitted)	$269,057	$373,042	$529,530	$487,981	$412,419

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%
Year ended May 31, 2014	0.35%

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Core Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.88	$12.95	$12.83	$12.66	$12.70
Net investment income	0.28	0.23	0.23	0.22	0.23
Net realized and unrealized gains (losses) on investments	(0.34)	(0.01)	0.12	0.18	0.12

Total from investment operations	(0.06)	0.22	0.35	0.40	0.35
Distributions to shareholders from
Net investment income	(0.28)	(0.23)	(0.23)	(0.23)	(0.24)
Net realized gains	0.00	(0.06)	0.00	0.00	(0.15)

Total distributions to shareholders	(0.28)	(0.29)	(0.23)	(0.23)	(0.39)
Net asset value, end of period	$12.54	$12.88	$12.95	$12.83	$12.66
Total return	(0.51)%	1.77%	2.76%	3.17%	2.85%
Ratios to average net assets (annualized)
Gross expenses[1]	0.50%	0.50%	0.50%	0.50%	0.50%
Net expenses[1]	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income[1]	2.16%	1.82%	1.79%	1.75%	1.88%
Supplemental data
Portfolio turnover rate[2]	542%	614%	667%	586%	646%
Net assets, end of period (000s omitted)	$3,318,290	$3,166,348	$2,102,073	$1,360,398	$1,208,745

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%
Year ended May 31, 2014	0.35%

[2]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Core Bond Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Bond Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in a separate diversified portfolio of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2018, the Fund owned 95% of Wells Fargo Core Bond Portfolio (the “affiliated Master Portfolio”). The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2018 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis.

The Fund records daily its proportionate share of the affiliated Master Portfolio’s interest income, expenses, and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

24	Wells Fargo Core Bond Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $5,450,344,864 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$0
Gross unrealized losses	(87,805,469)
Net unrealized losses	$(87,805,469)

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(2,992)	$2,992

As of May 31, 2018, the Fund had capital loss carryforwards which consist of $38,917,295 in short-term capital losses.

As of May 31, 2018, the Fund had current year deferred post-October capital losses consisting of $55,203,707 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2018, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation	$5,362,539,395

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase. For the year ended May 31, 2018, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Core Bond Fund	25

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.16%
Class R4, Institutional Class	0.08
Class R6	0.03
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through September 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.78% for Class A shares, 1.53% for Class C shares, 1.03% for Class R, 0.52% for Class R4 shares, 0.37% for Class R6 shares, 0.70% for Administrator Class shares, and 0.42% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2018, Funds Distributor received $5,625 from the sale of Class A shares. Funds Distributor did not receive any contingent deferred sales charges from Class A or Class C shares for the year ended May 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$27,092,662,756	$3,944,844,717	$26,403,111,803	$3,801,147,100

26	Wells Fargo Core Bond Fund	Notes to financial statements

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

During the year ended May 31, 2018, the Fund had average borrowings outstanding of $37,802 at an average rate of 2.73% and paid interest in the amount of $1,032.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2018 and May 31, 2017 were as follows:

	Year ended May 31
	2018	2017
Ordinary income	$109,314,575	$100,668,653
Long-term capital gain	0	4,170,831

As of May 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Post-October capital losses deferred	Capital loss carryforward
$1,529,364	$(87,805,469)	$(55,203,707)	$(38,917,295)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Core Bond Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Core Bond Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

28	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 32.61%
FHLB	4.00%	6-1-2032	$326,478	$336,428
FHLB	4.50	3-1-2041	669,653	708,689
FHLB	4.50	5-1-2045	279,306	294,574
FHLMC	4.00	4-1-2034	3,396,741	3,495,709
FHLMC	4.00	1-1-2042	3,572,226	3,680,568
FHLMC	4.50	3-1-2039	2,541,312	2,672,199
FHLMC (12 Month LIBOR +1.65%) ±	2.43	5-1-2043	2,903,330	2,870,879
FHLMC (12 Month LIBOR +1.64%) ±	2.80	1-1-2047	5,317,428	5,296,114
FHLMC	3.00	10-15-2047	36,060,611	35,264,061
FHLMC	3.00	11-15-2047	12,733,637	12,433,061
FHLMC	3.00	6-15-2048	19,485,000	18,793,604
FHLMC	3.50	9-1-2026	923,504	937,657
FHLMC	3.50	12-1-2045	615,255	615,683
FHLMC	3.50	12-1-2047	2,415,316	2,410,461
FHLMC	3.50	1-1-2048	9,017,793	9,006,471
FHLMC	3.50	2-1-2048	3,528,328	3,522,026
FHLMC	3.50	2-1-2048	6,137,808	6,130,101
FHLMC	4.00	10-1-2029	1,382,648	1,428,842
FHLMC	4.00	1-1-2034	5,859,738	6,074,433
FHLMC	4.00	6-1-2034	201,809	209,216
FHLMC	4.00	1-1-2035	246,044	256,906
FHLMC	4.00	1-1-2036	384,589	399,296
FHLMC	4.00	10-1-2036	2,650,984	2,740,085
FHLMC	4.00	3-1-2037	307,754	320,600
FHLMC	4.00	3-1-2037	409,063	427,150
FHLMC	4.00	3-1-2037	670,879	696,602
FHLMC	4.00	4-1-2037	2,600,834	2,700,551
FHLMC	4.00	4-1-2037	3,201,136	3,334,639
FHLMC	4.00	8-1-2043	3,008,736	3,099,948
FHLMC	4.00	8-1-2044	1,090,126	1,118,536
FHLMC	4.00	12-1-2045	1,145,339	1,173,276
FHLMC	4.00	2-1-2046	1,331,778	1,364,265
FHLMC	4.00	6-1-2046	2,316,552	2,373,065
FHLMC	4.00	4-1-2048	3,591,282	3,681,120
FHLMC %%	4.00	6-1-2048	5,004,297	5,129,486
FHLMC	4.50	6-1-2039	263,113	277,251
FHLMC	4.50	7-1-2039	286,302	301,623
FHLMC	4.50	1-1-2045	1,673,028	1,774,025
FHLMC	5.00	5-1-2044	98,973	106,339
FHLMC	5.00	6-1-2044	3,551,955	3,853,024
FHLMC	5.00	7-1-2044	60,691	65,206
FHLMC	6.50	4-1-2021	533	544
FHLMC Series 1590 Class IA (1 Month LIBOR +1.05%) ±	2.97	10-15-2023	18,655	19,043
FHLMC Series 1897 Class K	7.00	9-15-2026	625	681
FHLMC Series 1935 Class FL (1 Month LIBOR +0.70%) ±	2.62	2-15-2027	1,933	1,966
FHLMC Series 2423 Class MC	7.00	3-15-2032	12,010	13,405
FHLMC Series 3829 Class ED	3.50	10-15-2028	48,278	48,243
FHLMC Series 3838 Class QE	3.50	1-15-2029	758,778	759,420
FHLMC Series 4425 Class A	4.00	9-15-2040	3,090,420	3,184,660
FHLMC Series 4576 Class HN	3.50	8-15-2041	10,626,028	10,725,162

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Core Bond Portfolio	29

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC Series 4640 Class LD	4.00%	9-15-2043	$17,448,870	$17,996,574
FHLMC Series 4700 Class QJ	4.00	7-15-2044	11,795,142	12,197,517
FHLMC Series 4705 Class A	4.50	9-15-2042	7,812,793	8,233,612
FHLMC Series 4759 Class E	3.50	9-15-2041	8,632,138	8,706,243
FHLMC Series 4767 Class KA	3.00	3-15-2048	11,433,814	11,354,271
FHLMC Series 4782 Class BA	4.50	11-15-2044	15,108,166	15,728,078
FHLMC Series 4786 Class DP	4.50	7-15-2042	6,171,212	6,423,697
FHLMC Series 4787 Class AK	3.00	5-15-2048	14,462,222	14,004,039
FHLMC Series 4796 Class AK	3.00	5-15-2048	20,531,000	19,947,150
FNMA ¤	0.00	10-9-2019	12,760,000	12,340,807
FNMA	1.50	4-25-2043	2,278,891	2,109,488
FNMA (12 Month LIBOR +1.61%) ±	2.68	5-1-2046	4,338,769	4,328,562
FNMA (12 Month LIBOR +1.61%) ±	2.73	12-1-2047	2,291,047	2,272,126
FNMA ±±	2.94	9-25-2027	4,255,000	4,121,260
FNMA (12 Month LIBOR +1.61%) ±	2.94	10-1-2047	7,032,115	7,032,905
FNMA	3.00	11-1-2032	19,602,742	19,509,321
FNMA	3.00	9-1-2033	3,261,278	3,245,746
FNMA	3.00	10-1-2033	10,143,984	10,095,622
FNMA (a)	3.00	6-1-2048	41,695,000	40,204,729
FNMA (12 Month LIBOR +1.61%) ±	3.03	12-1-2047	5,596,368	5,575,538
FNMA (12 Month LIBOR +1.62%) ±	3.14	3-1-2047	6,997,804	7,045,222
FNMA (12 Month LIBOR +1.62%) ±	3.23	6-1-2047	6,901,952	6,926,124
FNMA	3.50	8-1-2028	83,390	84,589
FNMA	3.50	10-1-2028	3,335,605	3,382,369
FNMA	3.50	9-1-2029	210,849	214,091
FNMA	3.50	9-1-2032	42,348	42,470
FNMA %%	3.50	7-17-2033	41,900,000	42,404,109
FNMA	3.50	9-1-2033	910,779	925,451
FNMA	3.50	8-1-2034	2,763,526	2,799,625
FNMA	3.50	12-1-2035	10,939,908	11,109,466
FNMA	3.50	5-1-2036	8,280,828	8,388,995
FNMA	3.50	9-1-2036	1,403,308	1,426,013
FNMA	3.50	12-1-2036	9,101,928	9,246,855
FNMA	3.50	3-1-2037	14,252,392	14,428,205
FNMA	3.50	5-1-2037	11,753,462	11,943,163
FNMA	3.50	2-1-2042	27,263,928	27,477,950
FNMA	3.50	6-1-2043	868,066	870,309
FNMA	3.50	11-1-2046	8,370,815	8,459,381
FNMA	3.50	11-1-2047	2,883,717	2,880,979
FNMA	3.50	1-1-2048	24,059,916	24,032,159
FNMA	3.50	1-1-2048	17,229,083	17,326,197
FNMA	3.50	2-1-2048	10,111,846	10,098,859
FNMA (a)	3.75	7-1-2048	5,855,000	5,988,276
FNMA	4.00	4-1-2024	2,442,617	2,511,360
FNMA	4.00	7-1-2024	99,726	102,574
FNMA	4.00	1-1-2025	95,627	98,352
FNMA	4.00	4-1-2025	50,946	52,405
FNMA	4.00	7-1-2029	7,536,953	7,806,245
FNMA	4.00	11-1-2029	2,110,022	2,180,027
FNMA	4.00	2-1-2032	99,790	103,433

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	4.00%	5-1-2032	$755,050	$777,946
FNMA	4.00	6-1-2032	6,195,424	6,382,595
FNMA	4.00	6-1-2032	740,598	762,360
FNMA	4.00	2-1-2033	823,651	851,365
FNMA	4.00	12-1-2033	579,089	600,326
FNMA	4.00	4-1-2034	5,403,229	5,601,009
FNMA	4.00	7-1-2035	9,407,308	9,751,374
FNMA	4.00	11-1-2035	924,885	961,029
FNMA	4.00	11-1-2035	4,096,109	4,246,075
FNMA	4.00	1-1-2036	8,104,758	8,401,339
FNMA	4.00	1-1-2036	508,571	528,432
FNMA	4.00	7-1-2036	6,594,099	6,829,319
FNMA	4.00	9-1-2036	2,811,715	2,909,207
FNMA	4.00	11-1-2036	2,062,273	2,135,825
FNMA	4.00	12-1-2036	7,153,485	7,408,665
FNMA	4.00	12-1-2036	234,112	242,476
FNMA	4.00	12-1-2036	428,402	443,717
FNMA	4.00	1-1-2037	316,462	327,096
FNMA	4.00	2-1-2037	588,475	609,533
FNMA	4.00	2-1-2037	468,522	482,676
FNMA	4.00	3-1-2037	1,584,107	1,642,260
FNMA	4.00	3-1-2037	987,219	1,023,157
FNMA	4.00	3-1-2037	1,932,876	2,002,041
FNMA	4.00	3-1-2037	1,403,950	1,452,021
FNMA	4.00	3-1-2037	718,119	744,242
FNMA	4.00	3-1-2037	1,055,458	1,093,230
FNMA	4.00	3-1-2037	947,327	979,764
FNMA	4.00	3-1-2037	383,898	398,941
FNMA	4.00	3-1-2037	247,090	255,933
FNMA	4.00	3-1-2037	562,208	582,328
FNMA	4.00	3-1-2037	203,009	210,399
FNMA	4.00	4-1-2037	900,876	933,116
FNMA	4.00	4-1-2037	1,480,212	1,538,216
FNMA	4.00	4-1-2037	1,524,598	1,580,571
FNMA	4.00	4-1-2037	1,487,048	1,545,320
FNMA	4.00	4-1-2037	1,968,199	2,038,633
FNMA	4.00	4-1-2037	4,485,932	4,650,370
FNMA	4.00	5-1-2037	968,263	1,003,810
FNMA	4.00	5-1-2037	573,816	594,705
FNMA	4.00	5-1-2037	981,733	1,016,865
FNMA	4.00	5-1-2037	572,402	594,832
FNMA	4.00	5-1-2037	1,013,802	1,050,084
FNMA	4.00	5-1-2037	1,258,489	1,303,523
FNMA	4.00	5-1-2037	943,686	978,331
FNMA	4.00	6-1-2037	1,174,384	1,220,402
FNMA	4.00	6-1-2037	1,686,255	1,748,163
FNMA	4.00	6-1-2037	2,321,685	2,406,207
FNMA	4.00	6-1-2037	1,522,805	1,582,479
FNMA	4.00	7-1-2037	1,339,890	1,385,771
FNMA	4.00	7-1-2037	650,411	672,682

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Core Bond Portfolio	31

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	4.00%	7-1-2037	$7,818,332	$8,095,665
FNMA	4.00	9-1-2037	1,327,946	1,376,702
FNMA	4.00	9-1-2037	1,208,352	1,252,343
FNMA	4.00	9-1-2037	2,420,075	2,506,686
FNMA	4.00	9-1-2037	2,041,573	2,111,481
FNMA	4.00	9-1-2037	772,868	803,155
FNMA	4.00	10-1-2037	1,308,086	1,355,710
FNMA	4.00	10-1-2037	3,555,940	3,685,667
FNMA	4.00	11-1-2037	6,975,968	7,212,480
FNMA	4.00	11-1-2037	1,894,381	1,959,249
FNMA	4.00	12-1-2037	1,498,526	1,553,548
FNMA	4.00	12-1-2037	1,118,612	1,159,338
FNMA	4.00	12-1-2037	2,109,366	2,184,861
FNMA	4.00	1-1-2038	1,819,484	1,886,291
FNMA	4.00	1-1-2038	1,051,419	1,089,701
FNMA	4.00	1-1-2038	2,473,091	2,561,606
FNMA	4.00	1-1-2038	1,633,234	1,697,244
FNMA	4.00	6-1-2040	20,286,721	20,806,335
FNMA	4.00	11-1-2040	5,768,246	5,934,848
FNMA	4.00	1-1-2042	1,882,142	1,937,324
FNMA	4.00	8-1-2042	1,894,363	1,949,905
FNMA	4.00	10-1-2043	4,342,763	4,463,858
FNMA	4.00	5-1-2045	8,506,791	8,729,127
FNMA	4.00	5-1-2045	1,394,579	1,433,701
FNMA	4.00	9-1-2045	1,624,785	1,678,332
FNMA	4.00	10-1-2045	1,055,403	1,082,937
FNMA	4.00	12-1-2045	691,608	709,650
FNMA	4.00	12-1-2045	166,800	171,612
FNMA	4.00	12-1-2045	401,916	412,520
FNMA	4.00	5-1-2046	5,619,312	5,773,882
FNMA	4.00	7-1-2046	345,008	354,941
FNMA	4.00	11-1-2046	4,233,858	4,386,121
FNMA	4.00	1-1-2047	911,032	936,471
FNMA	4.00	1-1-2047	575,381	592,537
FNMA	4.00	2-1-2047	3,549,077	3,652,924
FNMA	4.00	2-1-2047	2,020,277	2,079,362
FNMA	4.00	2-1-2047	961,086	985,749
FNMA	4.00	2-1-2047	1,893,567	1,940,619
FNMA	4.00	3-1-2047	1,136,016	1,167,753
FNMA	4.00	3-1-2047	3,042,857	3,131,893
FNMA	4.00	4-1-2047	947,452	979,076
FNMA	4.00	4-1-2047	1,538,906	1,583,935
FNMA	4.00	4-1-2047	1,004,165	1,026,972
FNMA	4.00	4-1-2047	1,571,026	1,622,063
FNMA	4.00	4-1-2047	2,510,395	2,580,530
FNMA	4.00	4-1-2047	3,292,511	3,402,348
FNMA	4.00	4-1-2047	1,064,921	1,092,250
FNMA	4.00	4-1-2047	1,005,271	1,036,953
FNMA	4.00	5-1-2047	4,296,543	4,409,117
FNMA	4.00	5-1-2047	1,114,674	1,147,291

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	4.00%	5-1-2047	$1,800,789	$1,842,254
FNMA	4.00	5-1-2047	2,368,504	2,420,666
FNMA	4.00	5-1-2047	1,863,426	1,904,465
FNMA	4.00	6-1-2047	1,143,572	1,172,919
FNMA	4.00	8-1-2047	31,744,865	32,580,345
FNMA	4.00	10-1-2047	833,932	861,769
FNMA	4.00	10-1-2047	811,503	837,159
FNMA	4.00	10-1-2047	2,128,417	2,190,699
FNMA	4.00	10-1-2047	913,565	939,147
FNMA	4.00	11-1-2047	34,615,535	35,571,839
FNMA	4.00	2-1-2048	7,638,080	7,826,404
FNMA	4.00	3-1-2048	4,847,606	4,975,292
FNMA	4.00	3-1-2048	4,705,974	4,829,928
FNMA	4.00	4-1-2048	18,230,749	18,665,227
FNMA	4.00	5-1-2048	8,084,429	8,297,385
FNMA (12 Month LIBOR +1.78%) ±	4.38	4-1-2040	1,227,240	1,267,009
FNMA	4.50	5-1-2034	2,065,060	2,183,245
FNMA	4.50	1-1-2039	5,462,165	5,713,318
FNMA	4.50	6-1-2041	388,453	411,304
FNMA	4.50	3-1-2043	4,173,162	4,395,037
FNMA	4.50	2-1-2044	148,058	155,296
FNMA	4.50	3-1-2044	1,320,187	1,397,792
FNMA	4.50	4-1-2044	95,884	100,565
FNMA	4.50	6-1-2044	93,460	98,036
FNMA	4.50	10-1-2044	453	476
FNMA	4.50	10-1-2045	7,417,616	7,849,213
FNMA	4.50	12-1-2045	315	331
FNMA	4.50	12-1-2045	454	477
FNMA	4.50	2-1-2046	193,550	204,898
FNMA	4.50	2-1-2046	895	941
FNMA	4.50	3-1-2046	720	757
FNMA	4.50	4-1-2046	989	1,044
FNMA	4.50	6-1-2046	543	571
FNMA	4.50	4-1-2047	691	727
FNMA	4.50	4-1-2047	623	658
FNMA	4.50	4-1-2047	16,830	17,795
FNMA	4.50	4-1-2047	397	419
FNMA	4.50	5-1-2047	448	471
FNMA	4.50	5-1-2047	2,458	2,586
FNMA	4.50	5-1-2047	2,441	2,568
FNMA	4.50	5-1-2047	791	832
FNMA	4.50	5-1-2047	791	832
FNMA	4.50	5-1-2047	764	803
FNMA	4.50	5-1-2047	504	530
FNMA	4.50	6-1-2047	385	411
FNMA	4.50	1-1-2048	3,328,022	3,544,162
FNMA	4.50	1-1-2048	8,863	9,351
FNMA %%	4.50	6-13-2048	15,400,000	16,072,547
FNMA %%	4.50	8-13-2048	62,400,000	64,916,682
FNMA	5.00	7-1-2044	697,525	743,075

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Core Bond Portfolio	33

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	5.00%	5-1-2048	$6,715,586	$7,185,882
FNMA %%	5.00	7-12-2048	29,700,000	31,438,182
FNMA	5.00	8-1-2056	24,023,942	25,836,255
FNMA	6.00	4-1-2022	6,981	7,676
FNMA	6.00	2-1-2029	5,982	6,587
FNMA	6.00	3-1-2033	44,427	49,257
FNMA	6.00	11-1-2033	15,806	17,525
FNMA Series 1998-38 Class PL	6.00	11-25-2028	288,701	312,902
FNMA Series 1999-54 Class LH	6.50	11-25-2029	10,448	11,365
FNMA Series 2005-31 Class PB	5.50	4-25-2035	70,000	75,366
FNMA Series 2011-43 Class AN	3.50	12-25-2028	272,960	272,562
FNMA Series 2014-40 Class EP	3.50	10-25-2042	3,619,238	3,668,275
FNMA Series 2015-18 Class HE	4.00	9-25-2041	10,737,052	11,090,789
FNMA Series 2015-M3 Class FA (1 Month LIBOR +0.22%) ±	2.11	6-25-2018	116,916	116,761
FNMA Series 2016-59 Class CA	3.50	9-25-2043	6,685,898	6,732,932
FNMA Series 2017-13 Class PA	3.00	8-25-2046	6,458,071	6,390,005
FNMA Series 2017-M7 Class A2 ±±	2.96	2-25-2027	3,771,000	3,644,285
FNMA Series 2018-14 Class KC	3.00	3-25-2048	7,265,001	7,210,480
FNMA Series 2018-15 Class AB	3.00	3-25-2048	2,535,084	2,514,245
FNMA Series 2018-15 Class CA	3.00	3-25-2048	2,716,700	2,692,851
FNMA Series 2018-38 Class LA	3.00	6-25-2048	20,510,000	19,722,769
FNMA Series 2018-38 Class PA	3.50	6-25-2047	41,636,000	41,405,291
FNMA Series 2018-43 Class CT	3.00	6-25-2048	19,485,000	19,103,829
FNMA Series 2018-44 Class PA	3.50	6-25-2044	14,370,000	14,443,589
FNMA Series 2018-45 Class GA	3.00	6-25-2048	42,296,000	41,066,773
GNMA	3.00	6-20-2046	9,616,235	9,446,112
GNMA	3.00	12-20-2046	12,278,506	12,043,770
GNMA	4.00	12-20-2047	3,679,784	3,809,732
GNMA	4.00	12-20-2047	3,848,088	3,983,976
GNMA	3.00	2-20-2045	10,226,414	10,103,765
GNMA	3.00	9-20-2046	25,514,202	25,063,811
GNMA	3.00	10-20-2046	7,378,795	7,241,953
GNMA	3.50	4-20-2046	6,067,018	6,107,568
GNMA	3.50	5-20-2046	7,134,962	7,181,551
GNMA	3.50	5-20-2046	4,395,793	4,429,790
GNMA	3.50	6-20-2046	3,719,167	3,742,320
GNMA	3.50	7-20-2046	18,080,528	18,269,639
GNMA	3.50	1-20-2047	3,714,815	3,741,097
GNMA	3.50	5-20-2047	10,152,060	10,208,428
GNMA	3.50	1-20-2048	12,392,809	12,471,465
GNMA	3.50	1-20-2048	6,985,454	7,030,332
GNMA	3.50	1-20-2048	2,271,318	2,288,906
GNMA	3.50	1-20-2048	6,295,568	6,330,581
GNMA	4.00	3-20-2048	2,624,633	2,699,309
GNMA	4.00	4-20-2048	4,018,400	4,132,732
GNMA	4.00	4-20-2048	3,013,768	3,103,827
GNMA	4.00	4-20-2048	2,018,394	2,081,857
GNMA	4.00	5-20-2048	42,900,000	44,068,537
GNMA %%	4.00	6-21-2048	20,600,000	21,140,750
GNMA	4.50	5-20-2045	854,481	907,358
GNMA	4.50	6-20-2045	1,117,522	1,192,083

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA	4.50%	7-20-2045	$1,445,805	$1,533,991
GNMA	4.50	8-20-2045	555,030	584,692
GNMA	4.50	12-15-2045	2,429	2,580
GNMA	4.50	12-15-2045	3,517	3,716
GNMA	4.50	5-15-2046	8,323	8,829
GNMA	4.50	5-15-2046	641	681
GNMA	4.50	4-15-2047	1,446	1,524
GNMA	4.50	4-15-2047	2,384	2,519
GNMA	4.50	8-15-2047	1,056,292	1,121,833
GNMA	4.50	9-15-2047	1,422,948	1,501,826
GNMA %%	4.50	6-21-2048	9,300,000	9,671,274
GNMA %%	4.50	7-19-2048	74,500,000	77,365,005
GNMA %%	4.50	8-21-2048	10,100,000	10,472,629
GNMA	5.00	12-20-2039	302,571	333,169
GNMA	5.00	11-20-2045	436,284	477,824
GNMA	5.00	4-20-2048	5,677,621	6,086,335
GNMA	5.00	4-20-2048	1,491,142	1,592,571
GNMA	5.00	5-20-2048	59,542,364	62,667,472
GNMA %%	5.00	6-20-2048	31,130,176	32,784,595
GNMA %%	5.00	7-19-2048	70,300,000	73,766,209
GNMA Series 2012-141 Class WA ±±	4.53	11-16-2041	1,993,211	2,108,287

Total Agency Securities (Cost $1,858,230,816)				1,850,010,354

Asset-Backed Securities: 11.21%
Ally Auto Receivables Trust Series 2015-1 Class A4	1.75	5-15-2020	2,707,000	2,697,286
Ally Auto Receivables Trust Series 2015-2 Class A4	1.84	6-15-2020	2,216,000	2,207,381
Ally Auto Receivables Trust Series 2018-1 Class A4	2.53	2-15-2023	2,471,000	2,446,768
Ally Auto Receivables Trust Series 2018-2 Class A3	2.92	11-15-2022	9,092,000	9,104,651
Ally Auto Receivables Trust Series 2018-2 Class A4	3.09	6-15-2023	5,845,000	5,860,312
Ally Master Owner Trust Series 2017-1 Class A (1 Month LIBOR +0.40%) ±	2.32	2-15-2021	3,386,000	3,389,725
Ally Master Owner Trust Series 2018-2 Class A	3.29	5-15-2023	3,311,000	3,310,969
Americredit Automobile Receivables Series 2018-1 Class A3	3.07	12-19-2022	2,541,000	2,545,986
Avis Budget Rental Car Funding LLC Series 2014-2A Class A 144A	2.50	2-20-2021	6,435,000	6,384,385
Avis Budget Rental Car Funding LLC Series 2016-2A Class A 144A	2.72	11-20-2022	3,087,000	3,019,570
Capital Auto Receivables Asset Trust Series 2015-3 Class A4	2.13	5-20-2020	1,839,000	1,834,828
Capital Auto Receivables Asset Trust Series 2015-4 Class A4	2.01	7-20-2020	4,269,000	4,254,373
Capital Auto Receivables Asset Trust Series 2016-1 Class A4	1.98	10-20-2020	2,455,000	2,443,282
Capital Auto Receivables Asset Trust Series 2016-2 Class A4	1.63	1-20-2021	964,000	954,281
Capital Auto Receivables Asset Trust Series 2016-3 Class A4	1.69	3-20-2021	2,417,000	2,388,975
Capital Auto Receivables Asset Trust Series 2018-1 Class A4 144A	2.93	6-20-2022	6,904,000	6,890,905
Citibank Credit Card Issuance Trust Series 2018-A2 Class A2 (1 Month LIBOR +0.33%) ±	2.28	1-21-2025	10,979,000	10,998,771
College Avenue Student Loan Trust Series 2017-A Class A1 (1 Month LIBOR +1.65%) ±144A	3.61	11-26-2046	4,724,046	4,826,094
Discover Card Execution Note Trust Series 2017-A2 Class A2	2.39	7-15-2024	6,167,000	6,037,638
Ford Credit Auto Owner Trust Series 2015-A Class A4	1.64	6-15-2020	2,889,000	2,879,151
Ford Credit Auto Owner Trust Series 2017-A Class A4	1.92	4-15-2022	8,077,000	7,916,255
Ford Credit Auto Owner Trust Series 2018-1 Class A 144A	3.19	7-15-2031	8,597,000	8,495,214
Ford Credit Auto Owner Trust Series 2018-A Class A3	3.03	11-15-2022	10,756,000	10,754,261

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Core Bond Portfolio	35

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
Hertz Vehicle Financing LLC Series 2015-1A Class A 144A	2.73%	3-25-2021	$15,683,000	$15,546,933
Hertz Vehicle Financing LLC Series 2015-3A Class A 144A	2.67	9-25-2021	9,811,000	9,671,295
Hertz Vehicle Financing LLC Series 2016-2A Class A2 144A	2.95	3-25-2022	3,863,000	3,814,634
Hertz Vehicle Financing LLC Series 2016-3A Class A 144A	2.27	7-25-2020	5,551,000	5,502,571
Hertz Vehicle Financing LLC Series 2016-3A Class B 144A	3.11	7-25-2020	2,186,000	2,178,640
Hertz Vehicle Financing LLC Series 2016-4A Class A 144A	2.65	7-25-2022	11,341,000	11,055,672
Hertz Vehicle Financing LLC Series 2017-1A Class A 144A	2.96	10-25-2021	4,777,000	4,732,438
Hertz Vehicle Financing LLC Series 2017-2A Class A 144A	3.29	10-25-2023	7,635,000	7,521,052
Honda Auto Receivables Owner Trust Series 2018-2 Class A4 ‡	3.16	8-19-2024	10,834,000	10,833,321
Kubota Credit Owner Trust Series 2018-1A Class A3 144A	3.10	8-15-2022	6,984,000	6,999,757
Kubota Credit Owner Trust Series 2018-1A Class A4 144A	3.21	1-15-2025	3,347,000	3,359,200
Navient Student Loan Trust Series 2014-1 Class A3 (1 Month LIBOR +0.51%) ±	2.47	6-25-2031	5,211,792	5,196,791
Navient Student Loan Trust Series 2014-AA Class A3 (1 Month LIBOR +1.60%) ±144A	3.52	10-15-2031	6,169,000	6,376,653
Navient Student Loan Trust Series 2014-CTA Class A (1 Month LIBOR +0.70%) ±144A	2.62	9-16-2024	2,121,507	2,124,203
Navient Student Loan Trust Series 2015-1 Class A2 (1 Month LIBOR +0.60%) ±	2.56	4-25-2040	1,365,000	1,368,295
Navient Student Loan Trust Series 2015-CA Class B 144A	3.25	5-15-2040	2,766,000	2,768,083
Navient Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +0.70%) ±144A	2.66	2-25-2070	21,105,987	21,186,044
Navient Student Loan Trust Series 2016-3A Class A2 (1 Month LIBOR +0.85%) ±144A	2.81	6-25-2065	3,223,000	3,250,043
Navient Student Loan Trust Series 2016-AA Class A2A 144A	3.91	12-15-2045	9,010,345	9,185,343
Navient Student Loan Trust Series 2016-AA Class A2B (1 Month LIBOR +2.15%) ±144A	4.07	12-15-2045	3,404,628	3,576,775
Navient Student Loan Trust Series 2017-2A Class A (1 Month LIBOR +0.77%) ±144A	2.73	9-25-2065	9,680,262	9,729,888
Navient Student Loan Trust Series 2017-3A Class A (1 Month LIBOR +0.85%) ±144A	2.81	2-25-2066	9,596,744	9,652,125
Navient Student Loan Trust Series 2017-A Class A1 (1 Month LIBOR +0.40%) ±144A	2.32	12-16-2058	4,492,403	4,497,991
Navient Student Loan Trust Series 2017-A Class A2B (1 Month LIBOR +0.90%) ±144A	2.82	12-16-2058	6,435,000	6,499,826
Navient Student Loan Trust Series 2018-A Class A2 144A	3.19	2-18-2042	2,233,000	2,216,572
Nelnet Student Loan Trust Series 2004-4 Class A5 (3 Month LIBOR +0.16%) ±	2.52	1-25-2037	3,049,600	3,021,343
Nelnet Student Loan Trust Series 2004-5 Class A5 (3 Month LIBOR +0.18%) ±	2.54	10-27-2036	3,309,017	3,270,747
Nelnet Student Loan Trust Series 2005-1 Class A5 (3 Month LIBOR +0.11%) ±	2.47	10-25-2033	18,265,189	18,157,391
Nelnet Student Loan Trust Series 2005-2 Class A5 (3 Month LIBOR +0.10%) ±	2.35	3-23-2037	16,735,262	16,519,441
Nelnet Student Loan Trust Series 2005-3 Class A5 (3 Month LIBOR +0.12%) ±	2.37	12-24-2035	20,722,144	20,544,450
Nelnet Student Loan Trust Series 2005-4 Class A4 (3 Month LIBOR +0.18%) ±	2.43	3-22-2032	4,580,000	4,517,418
Nelnet Student Loan Trust Series 2010-4A Class A (1 Month LIBOR +0.80%) ±144A	2.70	4-25-2046	1,882,127	1,899,552
Nelnet Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +0.80%) ±144A	2.76	9-25-2065	9,400,269	9,508,957
SLM Student Loan Trust Series 2003-1 Class A5C (3 Month LIBOR +0.75%) ±144A	2.87	12-15-2032	4,156,703	4,138,235
SLM Student Loan Trust Series 2004-10 Class A7A (3 Month LIBOR +0.60%) ±144A	2.50	10-25-2029	10,671,000	10,717,997
SLM Student Loan Trust Series 2005-10 Class A5 (3 Month LIBOR +0.13%) ±	2.49	7-26-2021	3,249,652	3,219,621
SLM Student Loan Trust Series 2005-6 Class A5B (3 Month LIBOR +1.20%) ±	3.56	7-27-2026	37,030	37,132
SLM Student Loan Trust Series 2005-7 Class A4 (3 Month LIBOR +0.15%) ±	2.51	10-25-2029	9,969,041	9,919,665
SLM Student Loan Trust Series 2006-1 Class A5 (3 Month LIBOR +0.11%) ±	2.47	7-26-2021	14,956,369	14,801,378
SLM Student Loan Trust Series 2006-3 Class A5 (3 Month LIBOR +0.10%) ±	2.46	1-25-2021	8,423,426	8,335,769
SLM Student Loan Trust Series 2007-2 Class A4 (3 Month LIBOR +0.06%) ±	2.42	7-25-2022	11,939,000	11,679,563
SLM Student Loan Trust Series 2010-1 Class A (1 Month LIBOR +0.40%) ±	2.36	3-25-2025	2,121,723	2,091,419
SLM Student Loan Trust Series 2012-1 Class A3 (1 Month LIBOR +0.95%) ±	2.91	9-25-2028	15,028,717	15,075,073
SLM Student Loan Trust Series 2012-2 Class A (1 Month LIBOR +0.70%) ±	2.66	1-25-2029	7,609,602	7,598,825
SLM Student Loan Trust Series 2012-6 Class A3 (1 Month LIBOR +0.75%) ±	2.71	5-26-2026	3,452,745	3,452,742
SLM Student Loan Trust Series 2012-E Class A2 (1 Month LIBOR +1.75%) ±144A	3.67	6-15-2045	1,254,900	1,257,583

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
SLM Student Loan Trust Series 2013-B Class A2B (1 Month LIBOR +1.10%) ±144A	3.02%	6-17-2030	$656,061	$659,240
SMB Private Education Loan Trust Series 2015-A Class A2A 144A	2.49	6-15-2027	2,420,480	2,387,280
SMB Private Education Loan Trust Series 2015-A Class A2B (1 Month LIBOR +1.00%) ±144A	2.92	6-15-2027	5,363,791	5,408,982
SMB Private Education Loan Trust Series 2015-B Class A2A 144A	2.98	7-15-2027	3,021,014	3,007,134
SMB Private Education Loan Trust Series 2015-B Class A2B (1 Month LIBOR +1.20%) ±144A	3.12	7-15-2027	8,360,461	8,473,818
SMB Private Education Loan Trust Series 2015-C Class A2B (1 Month LIBOR +1.40%) ±144A	3.32	7-15-2027	2,896,491	2,937,929
SMB Private Education Loan Trust Series 2016-A Class A2A 144A	2.70	5-15-2031	17,578,998	17,248,671
SMB Private Education Loan Trust Series 2016-A Class A2B (1 Month LIBOR +1.50%) ±144A	3.42	5-15-2031	15,539,347	15,973,282
SMB Private Education Loan Trust Series 2016-B Class A2A 144A	2.43	2-17-2032	9,518,690	9,257,174
SMB Private Education Loan Trust Series 2016-B Class A2B (1 Month LIBOR +1.45%) ±144A	3.37	2-17-2032	15,580,862	15,920,134
SMB Private Education Loan Trust Series 2016-C Class A2A 144A	2.34	9-15-2034	11,652,000	11,264,728
SMB Private Education Loan Trust Series 2016-C Class A2B (1 Month LIBOR +1.10%) ±144A	3.02	9-15-2034	10,351,000	10,518,309
SMB Private Education Loan Trust Series 2017-A Class A2B (1 Month LIBOR +0.90%) ±144A	2.82	9-15-2034	1,631,000	1,647,220
SMB Private Education Loan Trust Series 2017-B Class A2B (1 Month LIBOR +0.75%) ±144A	2.67	10-15-2035	7,998,000	8,020,662
Structured Asset Securities Corporation Series 1998-2 Class A (1 Month LIBOR +0.52%) ±	2.48	2-25-2028	17,425	17,274
Synchrony Credit Card Master Note Trust Series 2015-1 Class A	2.37	3-15-2023	2,920,000	2,895,016
Synchrony Credit Card Master Note Trust Series 2016-3 Class A	1.58	9-15-2022	10,555,000	10,396,314
Synchrony Credit Card Master Note Trust Series 2018-2 Class A %%	3.47	5-15-2026	12,449,000	12,445,161
Toyota Auto Receivables Owner Trust Series 2018-B Class A4	3.11	11-15-2023	5,745,000	5,778,634
World Financial Network Credit Card Master Trust Series 2014-B Class A4	1.68	12-15-2020	2,101,000	2,093,758
World Financial Network Credit Card Master Trust Series 2015-B Class A	2.55	6-17-2024	444,000	438,120
World Financial Network Credit Card Master Trust Series 2016-A Class A	2.03	4-15-2025	12,722,000	12,582,797
World Financial Network Credit Card Master Trust Series 2016-C Class A	1.72	8-15-2023	4,867,000	4,795,523
World Financial Network Credit Card Master Trust Series 2017-A Class A	2.12	3-15-2024	7,015,000	6,900,426
World Financial Network Credit Card Master Trust Series 2017-C Class A	2.31	8-15-2024	12,914,000	12,699,394
World Omni Auto ReceivablesTrust Series 2018-B Class A3	2.87	7-17-2023	2,334,000	2,331,269

Total Asset-Backed Securities (Cost $635,076,888)				636,347,756

Corporate Bonds and Notes: 17.73%

Consumer Discretionary: 1.10%

Auto Components: 0.14%
Ford Motor Credit Company LLC	4.14	2-15-2023	7,863,000	7,916,249

Hotels, Restaurants & Leisure: 0.05%
Mcdonald’s Corporation	4.45	3-1-2047	2,864,000	2,878,039

Household Durables: 0.08%
Lennar Corporation 144A	4.75	11-29-2027	5,280,000	4,923,600

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Core Bond Portfolio	37

Security name	Interest rate	Maturity date	Principal	Value

Internet & Direct Marketing Retail: 0.08%
Amazon.com Incorporated 144A	3.88%	8-22-2037	$3,461,000	$3,449,858
Amazon.com Incorporated 144A	4.05	8-22-2047	958,000	953,983

				4,403,841

Media: 0.51%
21st Century Fox America Incorporated	4.75	11-15-2046	1,612,000	1,675,850
CBS Corporation	2.50	2-15-2023	3,060,000	2,889,633
Charter Communications Operating LLC	3.75	2-15-2028	2,181,000	1,987,221
Charter Communications Operating LLC	4.20	3-15-2028	3,392,000	3,185,721
Charter Communications Operating LLC	4.46	7-23-2022	1,990,000	2,029,910
Charter Communications Operating LLC	5.38	5-1-2047	2,003,000	1,860,448
Discovery Communications LLC	3.95	11-15-2027	4,072,000	3,912,691
Discovery Communications LLC	3.95	3-20-2028	2,200,000	2,076,696
Discovery Communications LLC	4.88	4-1-2043	2,370,000	2,174,093
Time Warner Cable Incorporated	3.80	2-15-2027	3,000,000	2,898,789
Time Warner Cable Incorporated	4.85	7-15-2045	2,850,000	2,744,518
Time Warner Cable Incorporated	6.55	5-1-2037	1,437,000	1,559,135

				28,994,705

Multiline Retail: 0.24%
Dollar General Corporation	4.13	5-1-2028	5,144,000	5,104,210
Dollar Tree Incorporated	4.00	5-15-2025	2,669,000	2,655,710
Dollar Tree Incorporated	4.20	5-15-2028	5,956,000	5,851,536

				13,611,456

Consumer Staples: 1.43%

Beverages: 0.26%
Anheuser-Busch InBev Worldwide Incorporated	4.00	4-13-2028	2,040,000	2,032,482
Anheuser-Busch InBev Worldwide Incorporated	4.75	4-15-2058	2,307,000	2,288,694
Constellation Brands Incorporated	3.20	2-15-2023	4,466,000	4,380,346
Constellation Brands Incorporated	3.60	2-15-2028	6,262,000	5,988,893

				14,690,415

Food & Staples Retailing: 0.24%
Costco Wholesale Corporation	2.30	5-18-2022	2,588,000	2,522,163
Costco Wholesale Corporation	2.75	5-18-2024	4,544,000	4,417,178
Costco Wholesale Corporation	3.00	5-18-2027	7,159,000	6,855,682

				13,795,023

Food Products: 0.43%
General Mills Incorporated	3.70	10-17-2023	4,540,000	4,530,550
General Mills Incorporated	4.55	4-17-2038	2,867,000	2,789,629
General Mills Incorporated	4.70	4-17-2048	2,389,000	2,289,673
Kraft Heinz Foods Company	2.80	7-2-2020	6,237,000	6,199,638
Kraft Heinz Foods Company	4.38	6-1-2046	8,611,000	7,639,885
Kraft Heinz Foods Company	5.20	7-15-2045	907,000	906,163

				24,355,538

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Household Products: 0.09%
Church & Dwight Company Incorporated	2.45%	8-1-2022	$1,565,000	$1,513,212
Church & Dwight Company Incorporated	3.15	8-1-2027	2,597,000	2,414,103
Church & Dwight Company Incorporated	3.95	8-1-2047	1,565,000	1,423,913

				5,351,228

Tobacco: 0.41%
B.A.T. Capital Corporation 144A	2.30	8-14-2020	3,161,000	3,097,222
B.A.T. Capital Corporation 144A	2.76	8-15-2022	6,311,000	6,081,423
B.A.T. Capital Corporation 144A	3.22	8-15-2024	4,160,000	3,972,816
B.A.T. Capital Corporation 144A	3.56	8-15-2027	3,143,000	2,956,042
B.A.T. Capital Corporation 144A	4.54	8-15-2047	2,622,000	2,478,231
Reynolds American Incorporated	5.85	8-15-2045	4,042,000	4,488,024

				23,073,758

Energy: 1.69%

Energy Equipment & Services: 0.15%
Schlumberger Holdings Corporation 144A	4.00	12-21-2025	8,163,000	8,182,390

Oil, Gas & Consumable Fuels: 1.54%
Anadarko Petroleum Corporation	3.45	7-15-2024	3,390,000	3,291,520
Anadarko Petroleum Corporation	4.85	3-15-2021	2,326,000	2,407,838
Andeavor Logistics LP	3.50	12-1-2022	2,393,000	2,351,292
Andeavor Logistics LP	5.20	12-1-2047	3,294,000	3,271,970
Chevron Corporation	2.95	5-16-2026	1,935,000	1,858,678
Cimarex Energy Company	4.38	6-1-2024	7,213,000	7,381,009
Concho Resources Incorporated	3.75	10-1-2027	3,554,000	3,434,758
Concho Resources Incorporated	4.88	10-1-2047	970,000	994,393
ConocoPhillips Company	3.35	11-15-2024	1,380,000	1,377,435
Continental Resources Company	4.90	6-1-2044	2,180,000	2,145,642
Enbridge Energy Partners LP	7.38	10-15-2045	1,180,000	1,553,532
Energy Transfer Partners LP	2.50	6-15-2018	4,060,000	4,060,091
Energy Transfer Partners LP	6.13	12-15-2045	3,587,000	3,636,116
Enterprise Products Operating LLC	4.85	3-15-2044	1,018,000	1,037,487
Enterprise Products Operating LLC	4.90	5-15-2046	460,000	475,102
Enterprise Products Partners LP	4.25	2-15-2048	4,279,000	4,031,538
Hess Corporation	5.60	2-15-2041	852,000	865,225
Kinder Morgan Energy Partners LP	5.40	9-1-2044	2,157,000	2,162,895
Kinder Morgan Incorporated	3.15	1-15-2023	7,985,000	7,743,669
Kinder Morgan Incorporated 144A	5.00	2-15-2021	6,391,000	6,615,472
Kinder Morgan Incorporated	5.55	6-1-2045	1,915,000	1,971,911
Marathon Petroleum Corporation	4.75	9-15-2044	842,000	824,486
Marathon Petroleum Corporation	5.00	9-15-2054	1,445,000	1,390,052
Occidental Petroleum Corporation	4.20	3-15-2048	3,090,000	3,070,217
Plains All American Pipeline LP	4.50	12-15-2026	960,000	946,502
Valero Energy Corporation	4.90	3-15-2045	1,217,000	1,271,420
Western Gas Partners LP	5.30	3-1-2048	5,999,000	5,850,376
Western Gas Partners LP	5.45	4-1-2044	900,000	894,167
Williams Partners LP	3.75	6-15-2027	6,532,000	6,180,018
Williams Partners LP	4.85	3-1-2048	4,522,000	4,377,101

				87,471,912

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Core Bond Portfolio	39

Security name	Interest rate	Maturity date	Principal	Value

Financials: 4.67%

Banks: 2.17%
Bank of America Corporation (3 Month LIBOR +0.37%) ±	2.74%	1-23-2022	$6,200,000	$6,114,873
Bank of America Corporation	3.30	1-11-2023	5,764,000	5,712,914
Bank of America Corporation (3 Month LIBOR +0.81%) ±	3.37	1-23-2026	2,027,000	1,958,295
Bank of America Corporation (3 Month LIBOR +0.78%) ±	3.55	3-5-2024	6,163,000	6,106,150
Bank of America Corporation (3 Month LIBOR +1.37%) ±	3.59	7-21-2028	12,863,000	12,321,619
Bank of America Corporation	4.00	4-1-2024	5,176,000	5,245,033
Bank of America Corporation (3 Month LIBOR +1.81%) ±	4.24	4-24-2038	4,519,000	4,448,170
Bank of America Corporation	4.45	3-3-2026	3,229,000	3,256,214
Capital One NA	2.65	8-8-2022	3,682,000	3,539,046
Citigroup Incorporated (3 Month LIBOR +0.95%) ±	2.88	7-24-2023	2,051,000	1,982,862
Citigroup Incorporated (3 Month LIBOR +0.72%) ±	3.14	1-24-2023	5,118,000	5,035,852
Citigroup Incorporated (3 Month LIBOR +1.17%) ±	3.88	1-24-2039	1,465,000	1,354,303
Citigroup Incorporated (3 Month LIBOR +1.02%) ±	4.04	6-1-2024	15,405,000	15,529,607
Citigroup Incorporated (3 Month LIBOR +1.19%) ±	4.08	4-23-2029	2,058,000	2,020,033
Citigroup Incorporated	4.13	7-25-2028	1,902,000	1,837,031
Citigroup Incorporated	4.45	9-29-2027	7,657,000	7,569,520
JPMorgan Chase & Company	2.30	8-15-2021	3,309,000	3,213,903
JPMorgan Chase & Company	2.95	10-1-2026	9,391,000	8,740,798
JPMorgan Chase & Company (3 Month LIBOR +0.73%) ±	3.56	4-23-2024	6,165,000	6,131,738
JPMorgan Chase & Company (3 Month LIBOR +1.36%) ±	3.88	7-24-2038	8,095,000	7,546,014
JPMorgan Chase & Company (3 Month LIBOR +1.12%) ±	4.01	4-23-2029	3,085,000	3,053,676
JPMorgan Chase & Company (3 Month LIBOR +1.58%) ±	4.26	2-22-2048	2,125,000	2,047,321
PNC Bank NA	2.50	1-22-2021	6,335,000	6,229,316
PNC Bank NA	3.25	1-22-2028	1,986,000	1,898,140

				122,892,428

Capital Markets: 0.91%
Bank of New York Mellon Corporation	3.25	5-16-2027	2,520,000	2,433,903
Bank of New York Mellon Corporation	3.50	4-28-2023	10,260,000	10,289,674
Goldman Sachs Group Incorporated	3.20	2-23-2023	4,814,000	4,712,350
Goldman Sachs Group Incorporated	3.50	11-16-2026	3,003,000	2,847,630
Goldman Sachs Group Incorporated (3 Month LIBOR +1.30%) ±	4.22	5-1-2029	6,190,000	6,103,990
Goldman Sachs Group Incorporated (3 Month LIBOR +1.43%) ±	4.41	4-23-2039	5,635,000	5,469,721
Morgan Stanley	2.63	11-17-2021	10,847,000	10,580,931
Morgan Stanley	2.75	5-19-2022	24,000	23,381
Morgan Stanley	3.63	1-20-2027	6,848,000	6,608,177
Morgan Stanley (3 Month LIBOR +1.46%) ±	3.97	7-22-2038	3,043,000	2,851,150

				51,920,907

Consumer Finance: 1.16%
American Express Company	3.40	2-27-2023	10,200,000	10,137,628
Capital One Financial Corporation	2.40	10-30-2020	3,870,000	3,789,530
Capital One Financial Corporation	3.20	1-30-2023	2,922,000	2,846,328
Capital One Financial Corporation	4.25	4-30-2025	7,193,000	7,199,781
ERAC USA Finance LLC 144A	4.50	2-15-2045	975,000	929,473
Ford Motor Credit Company LLC «	3.82	11-2-2027	6,928,000	6,512,947
Ford Motor Credit Company LLC «	5.29	12-8-2046	6,860,000	6,589,192
General Motors Financial Company	3.50	11-7-2024	4,069,000	3,891,350

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance (continued)
General Motors Financial Company	4.35%	4-9-2025	$3,018,000	$3,002,750
General Motors Financial Company	5.15	4-1-2038	4,175,000	4,046,704
General Motors Financial Company	5.40	4-1-2048	2,256,000	2,203,468
John Deere Capital Corporation	2.65	6-24-2024	4,905,000	4,696,645
John Deere Capital Corporation	2.80	9-8-2027	2,461,000	2,304,179
Synchrony Financial	3.95	12-1-2027	8,278,000	7,689,967

				65,839,942

Diversified Financial Services: 0.08%
Voya Financial Incorporated	3.13	7-15-2024	3,071,000	2,915,670
Voya Financial Incorporated	4.80	6-15-2046	1,645,000	1,643,075

				4,558,745

Industrial Conglomerates: 0.04%
General Electric Capital Corporation	5.88	1-14-2038	1,813,000	2,061,015

Insurance: 0.31%
American International Group Incorporated	6.25	5-1-2036	1,862,000	2,168,079
Brighthouse Financial	3.70	6-22-2027	2,155,000	1,954,011
Markel Corporation	3.50	11-1-2027	2,850,000	2,674,644
MetLife Incorporated	4.60	5-13-2046	2,565,000	2,626,056
Progressive Corporation	4.20	3-15-2048	4,148,000	4,147,772
Prudential Financial Incorporated	3.88	3-27-2028	3,195,000	3,181,057
Prudential Financial Incorporated	4.60	5-15-2044	1,035,000	1,070,281

				17,821,900

Health Care: 2.54%

Biotechnology: 0.55%
AbbVie Incorporated	2.50	5-14-2020	7,964,000	7,890,986
AbbVie Incorporated	3.20	5-14-2026	3,995,000	3,753,687
AbbVie Incorporated	4.45	5-14-2046	1,859,000	1,782,992
AbbVie Incorporated	4.50	5-14-2035	1,905,000	1,887,263
Celgene Corporation	2.75	2-15-2023	7,450,000	7,135,799
Celgene Corporation	2.88	2-19-2021	2,055,000	2,029,861
Celgene Corporation	4.35	11-15-2047	1,303,000	1,171,656
Celgene Corporation	4.55	2-20-2048	2,475,000	2,293,218
Gilead Sciences Incorporated	4.15	3-1-2047	3,062,000	2,948,391

				30,893,853

Health Care Equipment & Supplies: 0.67%
Abbott Laboratories	3.75	11-30-2026	4,606,000	4,546,608
Abbott Laboratories	4.90	11-30-2046	3,440,000	3,703,936
Becton Dickinson & Company	2.40	6-5-2020	6,975,000	6,854,124
Becton Dickinson & Company	2.89	6-6-2022	5,795,000	5,627,952
Becton Dickinson & Company	3.70	6-6-2027	4,650,000	4,422,355
Becton Dickinson & Company	4.69	12-15-2044	3,810,000	3,692,306
Stryker Corporation	3.38	11-1-2025	3,212,000	3,154,881
Stryker Corporation	3.65	3-7-2028	6,034,000	5,983,548

				37,985,710

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Core Bond Portfolio	41

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services: 0.75%
Anthem Incorporated	2.50%	11-21-2020	$4,422,000	$4,355,264
Anthem Incorporated	2.95	12-1-2022	4,495,000	4,372,077
Anthem Incorporated	3.35	12-1-2024	2,225,000	2,159,842
CVS Health Corporation	3.35	3-9-2021	5,740,000	5,751,096
CVS Health Corporation	4.10	3-25-2025	5,079,000	5,081,278
CVS Health Corporation	4.30	3-25-2028	12,479,000	12,384,656
CVS Health Corporation	4.78	3-25-2038	3,699,000	3,669,174
CVS Health Corporation	5.05	3-25-2048	4,913,000	5,012,463

				42,785,850

Life Sciences Tools & Services: 0.14%
Thermo Fisher Scientific Incorporated	2.95	9-19-2026	2,935,000	2,728,264
Thermo Fisher Scientific Incorporated	3.20	8-15-2027	5,635,000	5,292,205

				8,020,469

Pharmaceuticals: 0.43%
GlaxoSmithKline Capital Incorporated	3.38	5-15-2023	10,293,000	10,312,923
GlaxoSmithKline Capital Incorporated	3.63	5-15-2025	4,116,000	4,127,884
GlaxoSmithKline Capital Incorporated	3.88	5-15-2028	1,445,000	1,464,621
Johnson & Johnson	2.63	1-15-2025	2,135,000	2,043,557
Johnson & Johnson	3.40	1-15-2038	4,375,000	4,145,008
Johnson & Johnson	3.50	1-15-2048	2,360,000	2,229,449

				24,323,442

Industrials: 1.59%

Aerospace & Defense: 1.01%
General Dynamics Corporation	2.88	5-11-2020	9,080,000	9,073,138
General Dynamics Corporation	3.00	5-11-2021	6,840,000	6,823,558
General Dynamics Corporation	3.38	5-15-2023	5,750,000	5,770,556
Northrop Grumman Corporation	2.08	10-15-2020	4,800,000	4,695,984
Northrop Grumman Corporation	2.55	10-15-2022	6,829,000	6,596,430
Northrop Grumman Corporation	3.20	2-1-2027	6,955,000	6,585,555
Northrop Grumman Corporation	3.25	8-1-2023	6,237,000	6,190,209
Northrop Grumman Corporation	3.25	1-15-2028	3,451,000	3,257,949
Northrop Grumman Corporation	4.03	10-15-2047	2,550,000	2,391,121
The Boeing Company	3.25	3-1-2028	3,220,000	3,167,297
The Boeing Company	3.55	3-1-2038	1,710,000	1,646,552
The Boeing Company	3.63	3-1-2048	1,360,000	1,284,238

				57,482,587

Air Freight & Logistics: 0.08%
FedEx Corporation	4.40	1-15-2047	1,220,000	1,180,823
FedEx Corporation	4.55	4-1-2046	3,305,000	3,250,768

				4,431,591

Airlines: 0.17%
Delta Air Lines Incorporated	3.80	4-19-2023	6,029,000	5,987,209
Delta Air Lines Incorporated	4.38	4-19-2028	3,880,000	3,800,237

				9,787,446

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Construction & Engineering: 0.05%
Valmont Industries Incorporated	5.25%	10-1-2054	$2,796,000	$2,637,160

Road & Rail: 0.15%
Burlington Northern Santa Fe LLC	4.05	6-15-2048	3,130,000	3,066,244
Penske Truck Leasing Company 144A	3.95	3-10-2025	5,412,000	5,383,018

				8,449,262

Trading Companies & Distributors: 0.13%
Air Lease Corporation	3.63	4-1-2027	4,620,000	4,321,567
Air Lease Corporation	3.63	12-1-2027	3,240,000	3,006,042

				7,327,609

Information Technology: 0.95%

Semiconductors & Semiconductor Equipment: 0.08%
Broadcom Corporation	3.50	1-15-2028	4,978,000	4,580,908

Software: 0.43%
Microsoft Corporation	2.00	8-8-2023	5,205,000	4,936,390
Microsoft Corporation	4.10	2-6-2037	3,396,000	3,541,495
Microsoft Corporation	4.25	2-6-2047	2,050,000	2,166,198
Oracle Corporation	2.63	2-15-2023	4,949,000	4,831,715
Oracle Corporation	2.95	11-15-2024	2,568,000	2,491,576
Oracle Corporation	3.80	11-15-2037	4,696,000	4,575,302
Oracle Corporation	4.00	11-15-2047	2,107,000	2,056,728

				24,599,404

Technology Hardware, Storage & Peripherals: 0.44%
Apple Incorporated	2.85	5-11-2024	3,963,000	3,858,856
Apple Incorporated	3.20	5-11-2027	5,765,000	5,598,233
Apple Incorporated	3.75	11-13-2047	3,169,000	3,017,599
Apple Incorporated	4.25	2-9-2047	4,102,000	4,207,394
Apple Incorporated	4.38	5-13-2045	1,905,000	1,988,724
Diamond 1 Finance Corporation 144A	6.02	6-15-2026	980,000	1,033,582
Diamond 1 Finance Corporation 144A	8.35	7-15-2046	1,498,000	1,815,560
Hewlett Packard Enterprise Company	6.35	10-15-2045	3,080,000	3,105,453

				24,625,401

Materials: 0.63%

Chemicals: 0.39%
CF Industries Incorporated 144A	3.40	12-1-2021	6,307,000	6,207,157
CF Industries Incorporated 144A	4.50	12-1-2026	7,571,000	7,489,607
The Sherwin-Williams Company	2.75	6-1-2022	5,100,000	4,963,943
The Sherwin-Williams Company	3.45	6-1-2027	1,991,000	1,891,747
The Sherwin-Williams Company	4.50	6-1-2047	1,835,000	1,793,749

				22,346,203

Construction Materials: 0.04%
Vulcan Materials Company	4.50	6-15-2047	2,205,000	2,031,411

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Core Bond Portfolio	43

Security name	Interest rate	Maturity date	Principal	Value

Containers & Packaging: 0.09%
International Paper Company	5.15%	5-15-2046	$4,797,000	$4,871,437

Metals & Mining: 0.11%
Barrick Gold Finance Company LLC	5.70	5-30-2041	2,494,000	2,791,325
Southern Copper Corporation	5.88	4-23-2045	2,505,000	2,696,805
Southern Copper Corporation	7.50	7-27-2035	750,000	928,125

				6,416,255

Real Estate: 1.12%

Equity REITs: 1.12%
American Tower Corporation	3.60	1-15-2028	6,141,000	5,758,197
Boston Properties LP	3.20	1-15-2025	5,387,000	5,139,090
DDR Corporation «	4.25	2-1-2026	844,000	829,784
DDR Corporation	4.63	7-15-2022	5,566,000	5,742,362
Mid-America Apartments LP	3.60	6-1-2027	2,032,000	1,950,355
Mid-America Apartments LP	3.75	6-15-2024	5,125,000	5,065,829
Mid-America Apartments LP	4.00	11-15-2025	2,500,000	2,482,183
Mid-America Apartments LP	4.30	10-15-2023	2,072,000	2,121,007
Public Storage	2.37	9-15-2022	5,594,000	5,377,594
Public Storage	3.09	9-15-2027	4,516,000	4,264,456
Regency Centers LP	3.60	2-1-2027	2,050,000	1,961,148
Regency Centers LP	4.13	3-15-2028	2,481,000	2,463,737
Store Capital Corporate	4.50	3-15-2028	8,067,000	7,902,884
Tanger Properties LP	3.75	12-1-2024	2,528,000	2,428,206
Tanger Properties LP	3.88	12-1-2023	2,769,000	2,711,048
Washington Prime Group Incorporated «	5.95	8-15-2024	1,945,000	1,883,446
WEA Finance LLC 144A	3.15	4-5-2022	5,420,000	5,326,468

				63,407,794

Telecommunication Services: 0.69%

Diversified Telecommunication Services: 0.69%
AT&T Incorporated	3.40	5-15-2025	1,028,000	979,185
AT&T Incorporated 144A	4.90	8-15-2037	1,256,000	1,223,469
AT&T Incorporated 144A	5.15	2-15-2050	2,020,000	1,956,037
AT&T Incorporated	5.25	3-1-2037	3,949,000	4,012,509
AT&T Incorporated	5.45	3-1-2047	4,210,000	4,248,865
Charter Communications Operating LLC	5.38	4-1-2038	615,000	597,166
Charter Communications Operating LLC	5.75	4-1-2048	5,455,000	5,322,916
Verizon Communications Incorporated	4.13	8-15-2046	8,241,000	7,091,622
Verizon Communications Incorporated	4.27	1-15-2036	1,965,000	1,827,623
Verizon Communications Incorporated	4.40	11-1-2034	7,442,000	7,124,747
Verizon Communications Incorporated	5.50	3-16-2047	4,461,000	4,696,672

				39,080,811

Utilities: 1.32%

Electric Utilities: 1.00%
American Transmission Systems Incorporated 144A	5.00	9-1-2044	1,140,000	1,251,882
Appalachian Power Company	3.30	6-1-2027	3,225,000	3,104,427
Baltimore Gas & Electric Company	3.75	8-15-2047	1,402,000	1,338,271
Charter Communications Operating LLC	3.60	9-15-2047	2,515,000	2,370,442

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Electric Utilities (continued)
Commonwealth Edison Company	4.00%	3-1-2048	$2,452,000	$2,436,677
Commonwealth Edison Company	3.75	8-15-2047	1,292,000	1,226,813
Duke Energy Corporation	1.80	9-1-2021	4,520,000	4,313,429
Duquesne Light Holdings Incorporated 144A	3.62	8-1-2027	5,775,000	5,502,859
Georgia Power Company	4.30	3-15-2042	1,020,000	1,033,526
Indiana Michigan Power Company	4.55	3-15-2046	2,075,000	2,190,605
IPALCO Enterprises Incorporated	3.70	9-1-2024	5,075,000	4,917,559
ITC Holdings Corporation 144A	3.35	11-15-2027	884,000	831,756
Mid-Atlantic Interstate Transmission LLC 144A	4.10	5-15-2028	4,100,000	4,131,868
Pacific Gas & Electric Company	3.30	12-1-2027	5,336,000	4,926,945
Pacific Gas & Electric Company	3.95	12-1-2047	1,316,000	1,165,280
PECO Energy Company	3.15	10-15-2025	2,218,000	2,165,196
South Carolina Electric & Gas Company	5.10	6-1-2065	709,000	717,748
Southern California Edison Company	4.13	3-1-2048	1,538,000	1,501,066
Southern Company	2.45	10-1-2023	3,047,000	2,867,715
Southern Company	3.25	7-1-2026	1,348,000	1,269,927
Southwestern Electric Power Company	2.75	10-1-2026	974,000	903,275
Southwestern Electric Power Company	3.85	2-1-2048	2,535,000	2,373,327
Southwestern Electric Power Company	3.90	4-1-2045	1,362,000	1,280,760
Southwestern Public Service Company	3.70	8-15-2047	999,000	941,185
Union Electric Company	4.00	4-1-2048	2,030,000	2,007,434

				56,769,972

Gas Utilities: 0.04%
Brooklyn Union Gas Company 144A	4.27	3-15-2048	2,034,000	2,054,213

Multi-Utilities: 0.28%
Dominion Resources Incorporated	1.60	8-15-2019	3,915,000	3,849,720
Dominion Resources Incorporated	2.00	8-15-2021	2,990,000	2,851,894
Sempra Energy	2.90	2-1-2023	2,347,000	2,291,268
Sempra Energy	4.00	2-1-2048	7,602,000	6,995,295

				15,988,177

Total Corporate Bonds and Notes (Cost $1,027,338,926)				1,005,640,056

Foreign Corporate Bonds and Notes @: 0.04%

Energy: 0.04%

Oil, Gas & Consumable Fuels: 0.04%
EnCana Corporation (CAD)	6.63	8-15-2037	1,939,000	2,369,065

Total Foreign Corporate Bonds and Notes (Cost $2,342,986)				2,369,065

Municipal Obligations: 0.53%

California: 0.16%

GO Revenue: 0.16%
California Build America Bonds	7.60	11-1-2040	$1,580,000	2,399,941
Los Angeles CA Community College District Build America Bonds	6.75	8-1-2049	4,670,000	6,906,463

				9,306,404

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Core Bond Portfolio	45

Security name	Interest rate	Maturity date	Principal	Value

Nevada: 0.09%

Airport Revenue: 0.09%
Clark County NV Airport Authority Build America Bonds Series C	6.82%	7-1-2045	$3,365,000	$4,888,066

New York: 0.13%

Airport Revenue: 0.13%
Port Authority of New York & New Jersey Consolidated Bonds Series 174	4.46	10-1-2062	6,705,000	7,245,155

Ohio: 0.04%

Education Revenue: 0.04%
Ohio State University General Receipts Taxable Bonds Series A	4.80	6-1-2111	1,957,000	2,118,296

Texas: 0.11%

Transportation Revenue: 0.11%
North Texas Tollway Authority	6.72	1-1-2049	4,460,000	6,408,842

Total Municipal Obligations (Cost $25,477,948)				29,966,763

Non-Agency Mortgage-Backed Securities: 6.84%
Benchmark Mortgage Trust Seriees 2018-B1 Class ASB ±±	3.60	1-15-2051	1,620,000	1,624,475
CD Commercial Mortgage Trust Series 2016-CD1 Class A1	1.44	8-10-2049	1,345,134	1,311,141
CD Commercial Mortgage Trust Series 2016-CD1 Class ASB	2.62	8-10-2049	4,881,000	4,667,770
CD Commercial Mortgage Trust Series 2017-CD4 Class ASB	3.32	5-10-2050	2,105,000	2,095,190
CD Commercial Mortgage Trust Series 2017-CD6 Class ASB	3.33	11-13-2050	5,323,000	5,287,928
CFCRE Commercial Mortgage Trust Series 2016-C3 Class A1	1.79	1-10-2048	1,852,488	1,825,461
CFCRE Commercial Mortgage Trust Series 2016-C4 Class A4	3.28	5-10-2058	2,857,000	2,784,404
CFCRE Commercial Mortgage Trust Series 2016-C7 Class A2	3.59	12-10-2054	2,861,000	2,852,482
CFCRE Commercial Mortgage Trust Series 2016-C7 Class A3	3.84	12-10-2054	2,195,000	2,223,744
CFCRE Commercial Mortgage Trust Series 2017-C8 Class A1	1.96	6-15-2050	1,500,591	1,471,034
CFCRE Commercial Mortgage Trust Series 2017-C8 Class A4	3.57	6-15-2050	1,700,000	1,683,580
CFCRE Commercial Mortgage Trust Series 2017-C8 Class ASB	3.37	6-15-2050	2,014,000	1,995,847
Citigroup Commercial Mortgage Trust Series 2015-GC129 Class A4	3.19	4-10-2048	2,493,000	2,443,107
Citigroup Commercial Mortgage Trust Series 2015-GC29 Class AS	3.46	4-10-2048	1,353,000	1,335,988
Commercial Mortgage Pass-Through Certificate Series 2012-CR3 Class A3	2.82	10-15-2045	2,264,528	2,226,045
Commercial Mortgage Pass-Through Certificate Series 2012-LC4 Class A3	4.01	4-10-2047	2,180,000	2,247,766
Commercial Mortgage Pass-Through Certificate Series 2012-UBS5 Class A3	3.55	9-10-2047	1,038,000	1,049,583
Commercial Mortgage Pass-Through Certificate Series 2013-CR10 Class A2	2.97	8-10-2046	952,071	952,977
Commercial Mortgage Pass-Through Certificate Series 2013-CR12 Class A4	4.05	10-10-2046	2,289,000	2,365,484
Commercial Mortgage Pass-Through Certificate Series 2013-CR6 Class A2	2.12	3-10-2046	871,312	870,646
Commercial Mortgage Pass-Through Certificate Series 2014-UBS2 Class A5	3.96	3-10-2047	1,747,000	1,796,022
Commercial Mortgage Pass-Through Certificate Series 2016-C1 Class ASB	2.97	10-10-2049	2,071,000	2,015,561
Commercial Mortgage Trust Series 2012-CR4 Class A2	1.80	10-15-2045	501,199	491,388
Commercial Mortgage Trust Series 2013-CR11 Class A1	1.47	8-10-2050	279,177	278,103
Commercial Mortgage Trust Series 2013-CR12 Class A1	1.30	10-10-2046	3,725	3,722
Commercial Mortgage Trust Series 2013-CR12 Class A3	3.77	10-10-2046	1,384,000	1,411,778
Commercial Mortgage Trust Series 2014-UBS4 Class AM	3.97	8-10-2047	3,113,000	3,134,185
Commercial Mortgage Trust Series 2014-UBS6 Class A5	3.64	12-10-2047	4,020,000	4,053,041
Commercial Mortgage Trust Series 2018-COR3 Class A3	4.23	5-10-2051	3,952,000	4,093,142
Commercial Real Estate Products & Resources Estate Series 2016-C4 Class ASB	3.09	5-10-2058	2,871,000	2,815,250
CSAIL Commercial Mortgage Trust Series 2015-C3 Class A4	3.72	8-15-2048	2,954,000	2,977,974
CSAIL Commercial Mortgage Trust Series 2015-C4 Class A4	3.81	11-15-2048	7,385,200	7,473,655
CSAIL Commercial Mortgage Trust Series 2016-C5 Class ASB	3.53	11-15-2048	865,000	869,220

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
CSAIL Commercial Mortgage Trust Series 2018-CX11 Class A5 ±±	4.03%	4-15-2051	$4,409,000	$4,504,328
Deutsche Bank Commercial Mortgage Trust Series 2017-C6 Class ASB	3.12	6-10-2050	1,249,000	1,219,220
GS Mortgage Securities Trust Series 2012-GCJ7 Class AAB	2.94	5-10-2045	418,755	418,890
GS Mortgage Securities Trust Series 2013-GC16 Class A2	3.03	11-10-2046	1,608,016	1,608,702
GS Mortgage Securities Trust Series 2014-GCJ18 Class A3	3.80	1-10-2047	1,904,000	1,944,434
GS Mortgage Securities Trust Series 2015-GC34 Class A4	3.51	10-10-2048	2,820,000	2,808,140
GS Mortgage Securities Trust Series 2016-GS3 Class A4	2.85	10-10-2049	2,075,000	1,959,716
GS Mortgage Securities Trust Series 2016-GS3 Class AAB	2.78	10-10-2049	3,117,000	3,024,703
Impact Funding LLC Series 2010-1 Class A1 144A	5.31	1-25-2051	7,964,758	8,480,033
JPMDB Commercial Mortgage Securities Series 2014-C23 Class A4	3.67	9-15-2047	2,419,000	2,442,825
JPMDB Commercial Mortgage Securities Series 2017-C5 Class ASB	3.49	3-15-2050	861,000	858,920
JPMDB Commercial Mortgage Securities Series 2018-C8 Class A4%%	4.21	6-15-2051	1,131,000	1,176,860
JPMDB Commercial Mortgage Securities Series 2018-C8 Class ASB %%	4.15	6-15-2051	2,714,000	2,818,769
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2010-A2 Class A2 144A	4.31	8-5-2032	5,730,606	5,831,192
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2012-CBX Class A4	3.48	6-15-2045	3,623,000	3,649,422
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2013-C13 Class A2	2.67	1-15-2046	2,078,044	2,076,048
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2013-C15 Class A2	2.98	11-15-2045	2,125,607	2,125,680
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2014-C20 Class A2	2.87	7-15-2047	1,932,000	1,932,641
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2014-C20 Class A5	3.80	7-15-2047	4,897,000	4,980,801
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2014-C21 Class A5	3.77	8-15-2047	4,908,000	5,003,779
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2015-C28 Class A4	3.23	10-15-2048	3,312,000	3,248,052
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2015-C30 Class A5	3.82	7-15-2048	2,910,000	2,965,101
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2016-JP2 Class A1	1.32	8-15-2049	2,837,753	2,779,426
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2017-JP5 Class ASB	3.55	3-15-2050	6,129,000	6,140,243
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2017-JP6 Class ASB	3.28	7-15-2050	2,343,000	2,308,187
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C4 Class A3 144A	4.11	7-15-2046	1,685,844	1,683,920
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C28 Class A2	2.77	10-15-2048	2,053,000	2,047,695
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C28 Class A3	2.91	10-15-2048	10,965,000	10,594,331
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-JP1 Class ASB	3.73	1-15-2049	2,582,000	2,623,683
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-JP2 Class ASB	2.71	8-15-2049	2,765,000	2,669,743
JPMorgan Mortgage Trust Series 2016-5 Class A1 ±±144A	2.60	12-25-2046	3,295,964	3,249,701
JPMorgan Mortgage Trust Series 2017-5 Class A1 ±±144A	3.18	10-26-2048	25,999,837	25,756,453
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9 Class A2	1.97	5-15-2046	35,949	35,910
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25 Class A5	3.64	10-15-2048	2,838,000	2,853,383
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27 Class A4	3.75	12-15-2047	1,803,000	1,824,083
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C28 Class A4	3.54	1-15-2049	1,448,000	1,442,413
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30 Class ASB	2.73	9-15-2049	9,888,000	9,563,727
Morgan Stanley Capital I Trust Series 2015-UBS8 Class A3	3.54	12-15-2048	2,084,000	2,081,017

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Core Bond Portfolio	47

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust Series 2016-UB11 Class A1	1.45%	8-15-2049	$3,187,093	$3,123,288
Morgan Stanley Capital I Trust Series 2016-UB11 Class ASB	2.61	8-15-2049	2,119,000	2,035,989
Morgan Stanley Capital I Trust Series 2016-UBS9 Class A1	1.71	3-15-2049	1,616,296	1,587,886
Navient Student Loan Trust Series 2018-BA Class A2A 144A	3.82	12-15-2059	4,401,000	4,400,613
Navient Student Loan Trust Series 2018-BA Class A2B (1 Month LIBOR +0.72%) ±144A	2.79	12-15-2059	3,840,000	3,840,000
Nelnet Student Loan Trust Class 2010-2A Class A (3 Month LIBOR +0.85%) ±144A	3.14	9-25-2048	11,295,097	11,377,007
Nelnet Student Loan Trust Series 2006-2 Class A6 (3 Month LIBOR +0.38%) ±144A	2.74	4-25-2031	13,841,000	13,839,908
Nelnet Student Loan Trust Series 2012-4A Class A (1 Month LIBOR +0.70%) ±144A	2.60	9-27-2038	17,749,288	17,873,004
Nelnet Student Loan Trust Series 2014-1A Class A (1 Month LIBOR +0.57%) ±144A	2.53	9-25-2041	2,699,634	2,703,405
Perpetual Savings Bank Series 1990-1 Class 1 ±±	4.93	3-1-2020	7,630	7,663
SLM Student Loan Trust Series 2005-9 Class A7A (3 Month LIBOR +0.60%) ±	2.96	1-25-2041	2,717,000	2,721,979
SLM Student Loan Trust Series 2007-1 Class A6 (3 Month LIBOR +0.14%) ±	2.50	1-27-2042	4,501,000	4,352,449
SLM Student Loan Trust Series 2013-4 Class A (1 Month LIBOR +0.55%) ±	2.51	6-25-2043	2,604,298	2,610,847
SMB Private Education Loan Trust Series 2018-A Class A2A 144A	3.50	2-15-2036	19,312,000	19,288,779
SMB Private Education Loan Trust Series 2018-A Class A2B (1 Month LIBOR +0.80%) ±144A	2.72	2-15-2036	4,315,000	4,324,782
SoFi Professional Loan Program LLC Series 2016-A Class A2 144A	2.76	12-26-2036	4,277,141	4,230,968
SoFi Professional Loan Program LLC Series 2016-D Class A1 (1 Month LIBOR +0.95%) ±144A	2.91	1-25-2039	1,068,135	1,078,442
SoFi Professional Loan Program LLC Series 2016-E Class A1 (1 Month LIBOR +0.85%) ±144A	2.81	7-25-2039	2,479,268	2,491,345
SoFi Professional Loan Program LLC Series 2017-A Class A1 (1 Month LIBOR +0.70%) ±144A	2.66	3-26-2040	2,451,784	2,459,033
SoFi Professional Loan Program LLC Series 2017-B Class A2 144A	2.74	5-25-2040	3,938,000	3,890,174
SoFi Professional Loan Program LLC Series 2017-C Class A2B 144A	2.63	7-25-2040	5,627,000	5,531,209
SoFi Professional Loan Program LLC Series 2017-D Class A2 144A	2.65	9-25-2040	666,000	646,726
SoFi Professional Loan Program LLC Series 2017-E Class A1 (1 Month LIBOR +0.50%) ±144A	2.46	11-26-2040	2,402,760	2,410,174
SoFi Professional Loan Program LLC Series 2017-E Class A2B 144A	2.72	11-26-2040	9,979,000	9,707,568
SoFi Professional Loan Program LLC Series 2017-F Class A2FX 144A	2.84	1-25-2041	8,417,000	8,207,362
SoFi Professional Loan Program LLC Series 2018-A Class A2B 144A	2.95	2-25-2042	9,743,000	9,487,727
SoFi Professional Loan Program LLC Series 2018-B Class A2FX 144A	3.34	8-25-2047	8,978,000	8,956,495
UBS Barclays Commercial Mortgage Trust Series 2012-C2 Class A4	3.53	5-10-2063	3,453,000	3,488,736
UBS Barclays Commercial Mortgage Trust Series 2013-C5 Class A4	3.18	3-10-2046	3,137,000	3,126,006
UBS Barclays Commercial Mortgage Trust Series 2017-C7 Class A4	3.68	12-15-2050	3,885,000	3,859,476
UBS Commercial Mortgage Trust Series 2018-C10 Class A4	4.31	5-15-2051	2,206,000	2,307,221
UBS Commercial Mortgage Trust Series 2018-C9 Class A4 ±±	4.12	3-15-2051	4,422,000	4,548,036

Total Non-Agency Mortgage-Backed Securities (Cost $394,424,614)				387,974,161

U.S. Treasury Securities: 31.51%
U.S. Treasury Bond	2.88	5-15-2028	23,468,000	23,514,753
U.S. Treasury Bond	2.50	2-15-2046	34,137,000	30,824,644
U.S. Treasury Bond	2.50	5-15-2046	19,764,000	17,834,694
U.S. Treasury Bond	2.75	8-15-2047	9,448,000	8,950,873
U.S. Treasury Bond	2.75	11-15-2047	79,620,000	75,415,069
U.S. Treasury Bond	2.88	11-15-2046	29,715,000	28,889,712
U.S. Treasury Bond ##	3.00	11-15-2045	27,871,000	27,796,968
U.S. Treasury Bond	3.00	2-15-2047	39,549,000	39,420,775

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Bond «	3.00%	2-15-2048	$42,288,000	$42,129,420
U.S. Treasury Bond	3.13	5-15-2048	12,631,000	12,891,514
U.S. Treasury Note	2.38	4-15-2021	12,591,000	12,532,471
U.S. Treasury Note	2.75	5-31-2023	23,773,000	23,842,648
U.S. Treasury Note ##	1.13	2-28-2021	8,485,000	8,169,133
U.S. Treasury Note ##	1.13	7-31-2021	61,475,000	58,763,857
U.S. Treasury Note	1.38	9-30-2019	59,822,000	59,060,204
U.S. Treasury Note	1.38	2-15-2020	15,889,000	15,615,908
U.S. Treasury Note	1.38	8-31-2020	11,893,000	11,607,754
U.S. Treasury Note	1.38	9-30-2020	21,834,000	21,289,003
U.S. Treasury Note ##	1.50	5-31-2020	39,306,000	38,590,508
U.S. Treasury Note	1.50	7-15-2020	15,393,000	15,091,754
U.S. Treasury Note	1.50	8-15-2020	25,446,000	24,919,188
U.S. Treasury Note ##	1.50	8-15-2026	104,474,000	94,218,408
U.S. Treasury Note	1.63	7-31-2020	8,626,000	8,474,708
U.S. Treasury Note	1.63	10-15-2020	6,702,000	6,569,007
U.S. Treasury Note	1.75	11-15-2020	6,259,000	6,147,756
U.S. Treasury Note	1.75	12-31-2020	10,145,000	9,951,215
U.S. Treasury Note	1.88	12-31-2019	1,625,000	1,612,051
U.S. Treasury Note	1.88	12-15-2020	40,561,000	39,931,988
U.S. Treasury Note ##	1.88	1-31-2022	36,594,000	35,634,837
U.S. Treasury Note	1.88	3-31-2022	33,937,000	32,999,755
U.S. Treasury Note	1.88	4-30-2022	82,228,000	79,889,641
U.S. Treasury Note	1.88	7-31-2022	53,553,000	51,912,939
U.S. Treasury Note	1.88	9-30-2022	4,212,000	4,077,084
U.S. Treasury Note	2.00	1-31-2020	4,225,000	4,197,934
U.S. Treasury Note	2.00	10-31-2021	35,231,000	34,529,132
U.S. Treasury Note	2.00	12-31-2021	47,116,000	46,114,785
U.S. Treasury Note	2.00	10-31-2022	41,633,000	40,488,093
U.S. Treasury Note	2.00	11-30-2022	5,006,000	4,865,793
U.S. Treasury Note ##	2.00	11-15-2026	102,709,000	96,157,289
U.S. Treasury Note ##	2.13	12-31-2022	91,698,000	89,527,336
U.S. Treasury Note	2.25	3-31-2020	28,232,000	28,148,186
U.S. Treasury Note ##	2.25	2-15-2021	132,182,000	131,231,942
U.S. Treasury Note	2.25	12-31-2024	419,000	405,595
U.S. Treasury Note	2.25	2-15-2027	43,111,000	41,095,224
U.S. Treasury Note	2.25	8-15-2027	72,293,000	68,706,589
U.S. Treasury Note	2.25	11-15-2027	64,207,000	60,954,013
U.S. Treasury Note	2.38	4-30-2020	21,936,000	21,914,578
U.S. Treasury Note	2.38	1-31-2023	12,439,000	12,274,280
U.S. Treasury Note	2.63	5-15-2021	14,853,000	14,884,911
U.S. Treasury Note	2.75	2-15-2028	55,621,000	55,097,381
U.S. Treasury Note	2.38	3-15-2021	17,749,000	17,670,655
U.S. Treasury Note	2.50	3-31-2023	47,000	46,609
U.S. Treasury Note	2.63	3-31-2025	15,422,000	15,261,756
U.S. Treasury Note	2.75	4-30-2023	5,553,000	5,568,618
U.S. Treasury Note	2.88	4-30-2025	29,829,000	29,980,475

Total U.S. Treasury Securities (Cost $1,813,309,766)				1,787,691,413

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Core Bond Portfolio	49

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 4.89%

Consumer Staples: 0.09%

Food & Staples Retailing: 0.09%
Alimentation Couche-Tard Incorporated 144A	2.70%	7-26-2022	$5,117,000	$4,945,515

Energy: 0.83%

Energy Equipment & Services: 0.15%
Schlumberger Limited 144A	2.65	11-20-2022	8,393,000	8,148,213

Oil, Gas & Consumable Fuels: 0.68%
Cenovus Energy Incorporated	5.40	6-15-2047	1,253,000	1,245,769
Enbridge Incorporated	2.90	7-15-2022	4,964,000	4,806,810
Encana Corporation	6.50	2-1-2038	3,156,000	3,797,767
Petroleos Mexicanos Company	2.38	4-15-2025	2,540,300	2,494,735
Petroleos Mexicanos Company	2.46	12-15-2025	6,452,000	6,354,626
Petroleos Mexicanos Company 144A	5.35	2-12-2028	5,225,000	4,906,275
Petroleos Mexicanos Company 144A	6.35	2-12-2048	2,085,000	1,888,802
Petroleos Mexicanos Company	6.50	3-13-2027	3,390,000	3,448,647
Petroleos Mexicanos Company	6.75	9-21-2047	2,430,000	2,297,759
Transcanada Pipelines Corporation	4.25	5-15-2028	4,520,000	4,529,790
Transcanada Pipelines Corporation	4.75	5-15-2038	2,930,000	2,969,138

				38,740,118

Financials: 2.60%

Banks: 2.19%
Banco Santander SA	3.13	2-23-2023	5,200,000	4,954,604
Banco Santander SA	3.80	2-23-2028	800,000	733,030
Banco Santander SA	3.85	4-12-2023	5,200,000	5,112,134
Banco Santander SA	4.38	4-12-2028	7,800,000	7,500,614
BNP Paribas SA 144A	3.38	1-9-2025	3,833,000	3,633,464
BNP Paribas SA 144A	3.50	3-1-2023	8,645,000	8,484,819
Credit Agricole London 144A	3.75	4-24-2023	6,015,000	5,927,188
DNB Bank ASA 144A	2.13	10-2-2020	10,800,000	10,505,117
Export Import Bank of Korea	2.50	11-1-2020	3,631,000	3,565,141
Export Import Bank of Korea	3.00	11-1-2022	5,215,000	5,081,230
HSBC Holdings plc	2.65	1-5-2022	3,508,000	3,403,374
HSBC Holdings plc (3 Month LIBOR +0.99%) ±	3.95	5-18-2024	4,106,000	4,115,687
Intesa Sanpaolo SpA 144A	3.88	7-14-2027	8,360,000	7,324,014
Intesa Sanpaolo SpA 144A	3.88	1-12-2028	8,064,000	7,028,747
Intesa Sanpaolo SpA 144A	4.38	1-12-2048	4,515,000	3,629,926
Japan Bank for International Cooperation	2.25	2-24-2020	8,380,000	8,310,189
Lloyds Banking Group plc	4.34	1-9-2048	3,545,000	3,079,827
Lloyds Banking Group plc	4.38	3-22-2028	10,670,000	10,519,505
Lloyds Banking Group plc	4.45	5-8-2025	6,695,000	6,768,907
Royal Bank of Scotland Group plc (3 Month LIBOR +1.75%) ±	4.89	5-18-2029	5,530,000	5,518,121
UBS Group Funding Company 144A	2.65	2-1-2022	9,465,000	9,134,511

				124,330,149

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance: 0.12%
UBS Group Funding Switzerland 144A	3.49%	5-23-2023	$6,845,000	$6,738,719

Diversified Financial Services: 0.12%
AerCap Ireland Capital Limited	3.50	1-15-2025	6,090,000	5,746,990
Shell International Finance BV	4.00	5-10-2046	1,152,000	1,123,031

				6,870,021

Insurance: 0.17%
Fairfax Financials Holdings Limited 144A	4.85	4-17-2028	2,820,000	2,799,404
XL Capital Limited	6.25	5-15-2027	2,316,000	2,609,174
XLIT Limited	5.25	12-15-2043	2,285,000	2,497,368
XLIT Limited	5.50	3-31-2045	1,639,000	1,726,930

				9,632,876

Health Care: 0.18%

Pharmaceuticals: 0.18%
GlaxoSmithKline Capital Incorporated	3.13	5-14-2021	10,293,000	10,317,830

Industrials: 0.11%

Transportation Infrastructure: 0.11%
Canadian Pacific Railway Company	4.00	6-1-2028	3,380,000	3,431,502
Mexico City Airport Trust 144A	5.50	7-31-2047	3,520,000	3,071,200

				6,502,702

Information Technology: 0.16%

Internet Software & Services: 0.16%
Alibaba Group Holding Limited	3.40	12-6-2027	5,056,000	4,790,159
Alibaba Group Holding Limited	4.00	12-6-2037	1,191,000	1,128,363
Alibaba Group Holding Limited	4.20	12-6-2047	1,366,000	1,288,978
Alibaba Group Holding Limited	4.40	12-6-2057	2,154,000	2,024,042

				9,231,542

Materials: 0.19%

Chemicals: 0.11%
Syngenta Finance NV 144A	5.18	4-24-2028	4,310,000	4,217,536
Syngenta Finance NV «144A	5.68	4-24-2048	2,280,000	2,149,267

				6,366,803

Containers & Packaging: 0.01%
Fibria Overseas Finance Company	5.25	5-12-2024	650,000	654,875

Metals & Mining: 0.07%
Vale Overseas Limited	6.25	8-10-2026	3,345,000	3,612,600

Telecommunication Services: 0.41%

Diversified Telecommunication Services: 0.03%
Telefonica Emisiones SAU	5.21	3-8-2047	1,775,000	1,774,645

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Core Bond Portfolio	51

Security name	Interest rate	Maturity date	Principal	Value

Wireless Telecommunication Services: 0.38%
Vodafone Group plc	3.75%	1-16-2024	$10,280,000	$10,224,919
Vodafone Group plc	4.38	5-30-2028	6,795,000	6,739,964
Vodafone Group plc	5.00	5-30-2038	2,035,000	2,027,548
Vodafone Group plc	5.25	5-30-2048	2,665,000	2,687,796

				21,680,227

Utilities: 0.32%

Electric Utilities: 0.32%
Electricite de France SA 144A	6.00	1-22-2114	3,788,000	3,932,588
State Grid Overseas Investment Limited 144A	3.75	5-2-2023	7,449,000	7,489,453
State Grid Overseas Investment Limited 144A	4.25	5-2-2028	6,533,000	6,596,313

				18,018,354

Total Yankee Corporate Bonds and Notes (Cost $283,804,275)				277,565,189

Yankee Government Bonds: 0.90%
Republic of Chile	3.24	2-6-2028	10,310,000	9,876,980
Republic of Indonesia	2.95	1-11-2023	9,485,000	9,051,033
Republic of Indonesia «	4.10	4-24-2028	6,335,000	6,232,246
Republic of Paraguay 144A	6.10	8-11-2044	4,660,000	4,811,450
Republica Oriental del Uruguay	4.98	4-20-2055	2,645,000	2,545,813
Saudi International Bond 144A	4.00	4-17-2025	1,990,000	1,972,627
Saudi International Bond 144A	5.00	4-17-2049	1,740,000	1,682,044
State of Israel	4.13	1-17-2048	1,973,000	1,845,757
State of Qatar 144A	3.88	4-23-2023	3,040,000	3,034,990
State of Qatar 144A	4.50	4-23-2028	2,200,000	2,207,220
United Mexican States	4.60	2-10-2048	6,304,000	5,714,576
United Mexican States	5.75	10-12-2099	2,182,000	2,097,993

Total Yankee Government Bonds (Cost $52,439,164)				51,072,729

	Yield		Shares
Short-Term Investments: 3.12%

Investment Companies: 3.12%
Securities Lending Cash Investment LLC (l)(r)(u)	1.91		57,959,204	57,965,000
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.67		118,801,553	118,801,553

Total Short-Term Investments (Cost $176,766,553)				176,766,553

Total investments in securities (Cost $6,269,211,936)	109.38%	6,205,404,039
Other assets and liabilities, net	(9.38)	(532,161,765)

Total net assets	100.00%	$5,673,242,274

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2018

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

¤	The security is issued in zero coupon form with no periodic interest payments.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

‡	Security is valued using significant unobservable inputs.

«	All or a portion of this security is on loan.

@	Foreign bond principal is denominated in the local currency of the issuer.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

CAD	Canadian dollar

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	109,666,213	2,411,461,577	2,463,168,586	57,959,204	$199	$(198)	$565,572	$57,965,000
Wells Fargo Government Money Market Fund Select Class	85,527,614	4,091,197,514	4,057,923,575	118,801,553	0	0	2,438,296	118,801,553

					$199	$(198)	$3,003,868	$176,766,553	3.12%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2018	Wells Fargo Core Bond Portfolio	53

Assets
Investments in unaffiliated securities (including $56,708,789 of securities loaned), at value (cost $6,092,445,383)	$6,028,637,486
Investments in affiliated securities, at value (cost $176,766,553)	176,766,553
Segregated cash	520,000
Receivable for investments sold	874,391,477
Principal paydown receivable	230,718
Receivable for interest	28,109,947
Receivable for securities lending income	4,209
Prepaid expenses and other assets	111,510

Total assets	7,108,771,900

Liabilities
Payable for investments purchased	1,375,842,682
Payable upon receipt of securities loaned	57,959,627
Advisory fee payable	1,634,807
Accrued expenses and other liabilities	92,510

Total liabilities	1,435,529,626

Total net assets	$5,673,242,274

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Core Bond Portfolio	Statement of operations—year ended May 31, 2018

Investment income
Interest (net of foreign withholding taxes of $23,455)	$139,094,697
Income from affiliated securities	3,003,868

Total investment income	142,098,565

Expenses
Advisory fee	18,885,954
Custody and accounting fees	256,172
Professional fees	75,190
Shareholder report expenses	4,055
Trustees’ fees and expenses	21,414
Other fees and expenses	20,988

Total expenses	19,263,773
Less: Fee waivers and/or expense reimbursements	(53,503)

Net expenses	19,210,270

Net investment income	122,888,295

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(55,887,338)
Affiiliated securities	199

Net realized losses on investments	(55,887,139)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(99,688,615)
Affiiliated securities	(198)

Net change in unrealized gains (losses) on investments	(99,688,813)

Net realized and unrealized gains (losses) on investments	(155,575,952)

Net decrease in net assets resulting from operations	$(32,687,657)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Core Bond Portfolio	55

	Year ended May 31, 2018	Year ended May 31, 2017

Operations
Net investment income	$122,888,295	$95,331,543
Net realized losses on investments	(55,887,139)	(15,997,975)
Net change in unrealized gains (losses) on investments	(99,688,813)	(1,098,782)

Net increase (decrease) in net assets resulting from operations	(32,687,657)	78,234,786

Capital transactions
Transactions in investors’ beneficial interests
Contributions	910,938,479	1,503,144,065
Withdrawals	(395,554,370)	(731,668,087)

Net increase in net assets resulting from capital transactions	515,384,109	771,475,978

Total increase in net assets	482,696,452	849,710,764

Net assets
Beginning of period	5,190,545,822	4,340,835,058

End of period	$5,673,242,274	$5,190,545,822

The accompanying notes are an integral part of these financial statements.

56	Wells Fargo Core Bond Portfolio	Financial highlights

	Year ended May 31
	2018	2017	2016	2015	2014
Total return	(0.53)%	1.89%	2.78%	3.22%	2.90%
Ratios to average net assets (annualized)
Gross expenses	0.35%	0.35%	0.36%	0.37%	0.37%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	2.23%	1.87%	1.86%	1.82%	1.94%
Supplemental data
Portfolio turnover rate	542%	614%	667%	586%	646%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Core Bond Portfolio	57

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Bond Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”)

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

58	Wells Fargo Core Bond Portfolio	Notes to financial statements

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $6,294,765,279 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$24,588,253
Gross unrealized losses	(113,949,493)
Net unrealized losses	$(89,361,240)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level

Notes to financial statements	Wells Fargo Core Bond Portfolio	59

hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$1,850,010,354	$0	$1,850,010,354

Asset-backed securities	0	625,514,435	10,833,321	636,347,756

Corporate bonds and notes	0	1,005,640,056	0	1,005,640,056

Foreign Corporate Bonds & Notes	0	2,369,065	0	2,369,065

Municipal Obligations	0	29,966,763	0	29,966,763

Non-agency mortgage-back securities	0	387,974,161	0	387,974,161

U.S. Treasury securities	1,787,691,413	0	0	1,787,691,413

Yankee corporate bonds and notes	0	277,565,189	0	277,565,189

Yankee government bonds	0	51,072,729	0	51,072,729

Short-term investments
Investment companies	118,801,553	0	0	118,801,553
Investments measured at net asset value*				57,965,000
Total assets	$1,906,492,966	$4,230,112,752	$10,833,321	$6,205,404,039

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Portfolio‘s investment in Securities Lending Cash Investments, LLC valued at $57,965,000 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Portfolio recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2018, the Portfolio did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.29% as the average daily net assets of the Portfolio increase. Prior to October 1, 2017, Funds Management received a fee at an annual rate which started at 0.40% and declined to 0.30% as the average daily net assets of the Portfolio increased. For the year ended May 31, 2018, the advisory fee was equivalent to an annual rate of 0.34% of the Portfolio’s average daily net assets.

60	Wells Fargo Core Bond Portfolio	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31. 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$28,662,394,624	$4,173,406,543	$27,932,891,523	$4,021,383,176

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Core Bond Portfolio	61

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Core Bond Portfolio (the “Portfolio”), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

62	Wells Fargo Core Bond Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended May 31, 2018, $100,184,477 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2018, 26.38% of the ordinary income distributed was derived from interest on U.S. government.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. The Fund and the Portfolio each file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Core Bond Fund	63

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

64	Wells Fargo Core Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Core Bond Fund	65

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

66	Wells Fargo Core Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Core Bond Fund and Wells Fargo Core Bond Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Core Bond Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Core Bond Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (“WellsCap”).

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Other information (unaudited)	Wells Fargo Core Bond Fund	67

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2017. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than or in range of the average performance of its Universe for the three-, five- and ten-year period under review, but lower than its Universe for the one-year period under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than or in range of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the five- and ten-year periods under review, but lower than its benchmark for the one- and three-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than, equal to or in range of the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Fund’s investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund

68	Wells Fargo Core Bond Fund	Other information (unaudited)

were to change its investment structure so that it began investing in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were equal to or in range of the sum of the management fee rates and transfer agency costs of its expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the current affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of the fees between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Funds and the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability information with respect to providing services to the Funds was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Core Bond Fund	69

Economies of scale

The Boards considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards also considered that, in addition to management fee breakpoints, competitive fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Funds.

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

70	Wells Fargo Core Bond Fund	Appendix (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix (unaudited)	Wells Fargo Core Bond Fund	71
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

72	Wells Fargo Core Bond Fund	Appendix (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

312332 07-18 A287/AR287 05-18

Annual Report

May 31, 2018

Wells Fargo
Real Return Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Real Return Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Real Return Fund for the 12-month period that ended May 31, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the 12-month period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.38% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 9.67%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 14.03%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.37% while fixed-income investments outside the U.S. gained 3.4%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.11%, and the ICE BofAML U.S. High Yield Index7 was up 2.29%.

Global economic growth benefited equity investments during the second quarter of 2017.

As the second quarter of 2017 drew to a close, the U.S. Federal Reserve (Fed) raised the target federal funds interest rate by a quarter percentage point to a range of 0.75% to 1.00% in June. The U.S. central bank cited economic data that reflected a healthy economy as the basis for its decision. Gross domestic product (GDP) growth on an annualized basis was at 3.1% for the second quarter, hiring remained strong, and business and consumer sentiment was favorable. With the interest rate increase, short-term bond yields rose while longer-term Treasury yields were little changed, leading to positive performance. Investment-grade, high-yield, and municipal bonds benefited from strong demand.

Although economic momentum increased in Europe, the European Central Bank (ECB) held its rates steady at low levels because underlying inflation remained subdued. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. The Bank of Japan also continued economic and monetary policies that align with Prime Minister Shinzō Abe’s efforts to encourage business activity and economic growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Real Return Fund	3

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. GDP growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the Fed’s targets.

Economic momentum increased in Europe; the ECB held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first five months of 2018 as economic signals were mixed.

The first five months of 2018 began with stock market gains. Subsequently, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.83% and 3.11%, respectively, on May 31, 2018.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering. The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. In April, the U.S. Bureau of Economic Analysis placed first-quarter U.S. GDP growth at 2.3%. The unemployment rate fell to a 18-year low of 3.8% in May and wage growth data improved.

Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the first five months of 2018 due to escalating tensions over potential international trade tariffs. At the same time, interest rates and inflationary pressures generally increased and the bond markets tended to decline.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering.

4	Wells Fargo Real Return Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Real Return Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks returns that exceed the rate of inflation over the long-term.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the master portfolio

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM

Petros N. Bocray, CFA®, FRM

Michael Bradshaw, CFA®

Christian L. Chan, CFA®

Kayvan Malek‡

Ann M. Miletti

Jay N. Mueller, CFA®

Thomas M. Price, CFA®

Dale Winner, CFA®

Average annual total returns (%) as of May 31, 20182

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (IPBAX)	2-28-2003	(3.31)	0.06	2.32	1.25	0.99	2.79	1.11	0.78
Class C (IPBCX)	2-28-2003	(0.47)	0.23	2.05	0.53	0.23	2.05	1.86	1.53
Class R6 (IPBJX)	10-31-2016	–	–	–	1.63	1.28	3.08	0.73	0.40
Administrator Class (IPBIX)	2-28-2003	–	–	–	1.50	1.24	3.06	1.05	0.60
Institutional Class (IPBNX)	10-31-2016	–	–	–	1.57	1.28	3.08	0.78	0.45
Bloomberg Barclays U.S. TIPS Index[5]	–	–	–	–	0.74	0.86	3.15	–	–
CPI[6]	–	–	–	–	2.80	1.55	1.51	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The Fund is exposed to mortgage- and asset-backed securities risk and small company securities risk. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Real Return Fund	7

Growth of $10,000 investment as of May 31, 2018[7]

‡	Mr. Malek became a portfolio manager of the Fund on October 2, 2017.

[1]	The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 shares would be higher. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The manager has contractually committed through September 30, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[5]	The Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.

[6]	The Consumer Price Index (CPI) for All Urban Consumers in U.S. is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

[7]	The chart compares the performance of Class A shares since inception with the Bloomberg Barclays U.S. TIPS Index and CPI. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[8]	The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	The Nasdaq Composite Index measures the market value of all domestic and foreign common stocks, representing a wide array of more than 5,000 companies, listed on the Nasdaq Stock Market. You cannot invest directly in an index.

[10]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[11]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[12]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[13]	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar–denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

[14]	Amounts represent the portfolio allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Real Return Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) outperformed its benchmark, the Bloomberg Barclays U.S. TIPS Index, for the 12-month period that ended May 31, 2018.

∎	Five of six investment sleeves outperformed their respective benchmarks and provided positive returns.

∎	Precious metals and mining investments detracted from performance due to expectations for a higher interest rate environment.

∎	Exposure to U.S. stocks aided the relative performance of the Fund amid an ongoing rally that featured steady upward price movement with little volatility until the start of 2018.

Positive economic data ruled most of the period.

The 12-month period that ended May 31, 2018, saw the U.S. economy continue on a positive trajectory, producing moderate average gross domestic product growth of 2.8% with a core inflation rate of 2.0%, while unemployment reached an 18-year low of 3.8%.

Ten largest holdings (%) as of May 31, 2018[8]
TIPS, 0.13%, 4-15-2020	3.08
TIPS, 0.13%, 4-15-2021	2.67
TIPS, 0.63%, 1-15-2024	2.56
TIPS, 0.38%, 7-15-2023	2.55
TIPS, 0.13%, 1-15-2023	2.53
TIPS, 0.13%, 4-15-2022	2.51
TIPS, 0.38%, 7-15-2025	2.47
TIPS, 0.13%, 1-15-2022	2.45
TIPS, 0.13%, 1-15-2025	2.45
TIPS, 0.13%, 7-15-2024	2.44

Early in the period, we saw geopolitical issues such as fears of trade wars and the conflict with North Korea create temporary flight-to-safety movements in the financial markets. As the heated rhetoric simmered down, markets resumed their upward climb. In late summer 2017, Hurricanes Harvey, Irma, and Maria caused massive devastation, and economic data temporarily softened. However, investors treated these as road bumps on a continued path of growth and markets continued to climb. After passage of a U.S. tax reform bill in December 2017, analysts began to ratchet up their earnings forecasts and companies began issuing positive guidance about the implications of tax reform. The markets continued to climb higher in January, setting new record highs along the way.

Equity markets experienced negative returns and increased volatility throughout February and March and into April as optimism about synchronized global growth gave way to concerns about potential trade wars and increased interest rates. Toward the end of the period, the equity markets recovered and the Nasdaq Composite Index9 and the Russell 2000® Index10 closed at new record highs. Since the start of the year, the fixed-income markets have been under pressure as increased interest rates proved to be a performance headwind.

During the period, large-cap U.S. stocks, as represented by the S&P 500 Index,11 returned 14.38%; small-cap U.S. stocks, as represented by the Russell 2000® Index, returned 20.76%; and international stocks, as represented by the MSCI ACWI ex USA Index (Net),12 posted gains of 9.67%. High-yield bonds also performed well, posting returns of 2.17% according to the Bloomberg Barclays U.S. Corporate High Yield Bond Index.13

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Real Return Fund	9

Portfolio allocation as of May 31, 2018[14]

The Fund uses a multi-asset-class strategy to target inflation protection.

During the 12-month period, we maintained allocations to Treasury Inflation-Protected Securities (TIPS) as well as other inflation-sensitive sectors, such as real estate investment trusts, short-term high-yield bonds, and inflation-sensitive equities. We used this multi-asset-class strategy to target greater inflation protection and real returns than a traditional inflation-hedged strategy while seeking to achieve similar levels of volatility.

Our allocation to TIPS, short-term high yield, and inflation-sensitive equities all contributed to the outperformance. Most notably, our international equity investments in consumer staples, energy, and materials stocks were the largest contributors to the Fund’s performance while our allocation to precious metals and mining companies detracted from Fund performance.

We continue to find TIPS and inflation-sensitive equities attractive relative to nominal Treasury bonds and notes.

Looking ahead, we are cautiously optimistic

We remain cautiously optimistic about the outlook for risk assets and have a slight preference for equities over investment-grade fixed income. Interest rate increases may be a headwind for fixed-income markets, and we remain aware of duration risk. While U.S. equities appear to be fairly valued, equities appear to have more upside potential than U.S. fixed-income securities. While the Federal Reserve has started to increase rates, internationally, the European Central Bank and Bank of Japan are pursuing accommodative policies that should be supportive of global asset prices.

Please see footnotes on page 7.

10	Wells Fargo Real Return Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2017 to May 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2017	Ending account value 5-31-2018	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A
Actual	$1,000.00	$1,003.24	$3.90	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%
Class C
Actual	$1,000.00	$998.92	$7.62	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.70	1.53%
Class R6
Actual	$1,000.00	$1,005.07	$2.00	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.02	0.40%
Administrator Class
Actual	$1,000.00	$1,003.56	$3.00	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02	0.60%
Institutional Class
Actual	$1,000.00	$1,004.89	$2.25	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.27	0.45%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2018	Wells Fargo Real Return Fund	11

Security name	Value

Investment Companies: 99.69%

Affiliated Master Portfolio: 99.69%
Wells Fargo Real Return Portfolio	$76,599,877

Total Investment Companies (Cost $76,373,456)	76,599,877

Total investments in securities (Cost $76,373,456)	99.69%	76,599,877
Other assets and liabilities, net	0.31	240,834

Total net assets	100.00%	$76,840,711

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Real Return Portfolio	81%	53%	$225,688	$(853,775)	$1,689,834	$338,019	$27,053	$76,599,877	99.69%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Real Return Fund	Statement of assets and liabilities—May 31, 2018

Assets
Investment in affiliated Master Portfolio, at value (cost $76,373,456)	$76,599,877
Receivable for Fund shares sold	281,046
Receivable from manager	14,594
Prepaid expenses and other assets	196,297

Total assets	77,091,814

Liabilities
Payable for Fund shares redeemed	213,591
Professional fees payable	12,402
Administration fees payable	7,054
Custodian fees payable	5,195
Distribution fee payable	2,297
Accrued expenses and other liabilities	10,564

Total liabilities	251,103

Total net assets	$76,840,711

NET ASSETS CONSIST OF
Paid-in capital	$76,293,720
Undistributed net investment income	231,384
Accumulated net realized gains on investments	89,186
Net unrealized gains on investments	226,421

Total net assets	$76,840,711

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$26,133,209
Shares outstanding – Class A1	2,648,001
Net asset value per share – Class A	$9.87
Maximum offering price per share – Class A2	$10.34
Net assets – Class C	$3,516,513
Shares outstanding – Class C1	361,340
Net asset value per share – Class C	$9.73
Net assets – Class R6	$11,749,568
Shares outstanding – Class R6[1]	1,179,254
Net asset value per share – Class R6	$9.96
Net assets – Administrator Class	$23,331,351
Shares outstanding – Administrator Class[1]	2,335,327
Net asset value per share – Administrator Class	$9.99
Net assets – Institutional Class	$12,110,070
Shares outstanding – Institutional Class[1]	1,214,907
Net asset value per share – Institutional Class	$9.97

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2018	Wells Fargo Real Return Fund	13

Investment income
Interest allocated from affiliated Master Portfolio	$1,689,834
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $17,604)	338,019
Affiliated income allocated from affiliated Master Portfolio	27,053
Expenses allocated from affiliated Master Portfolio	(343,375)
Waivers allocated from affiliated Master Portfolio	47,110

Total investment income	1,758,641

Expenses
Management fee	36,007
Administration fees
Class A	43,819
Class C	6,362
Class R6	3,392
Administrator Class	22,326
Institutional Class	5,613
Shareholder servicing fees
Class A	68,466
Class C	9,941
Administrator Class	53,770
Distribution fee
Class C	29,823
Custody and accounting fees	8,030
Professional fees	30,193
Registration fees	42,418
Shareholder report expenses	18,365
Trustees’ fees and expenses	22,306
Other fees and expenses	1,880

Total expenses	402,711
Less: Fee waivers and/or expense reimbursements	(202,237)

Net expenses	200,474

Net investment income	1,558,167

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	225,688
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(853,775)

Net realized and unrealized gains (losses) on investments	(628,087)

Net increase in net assets resulting from operations	$930,080

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Real Return Fund	Statement of changes in net assets

	Year ended May 31, 2018		Year ended May 31, 2017

Operations
Net investment income		$1,558,167		$1,161,481
Net realized gains on investments		225,688		3,561
Net change in unrealized gains (losses) on investments		(853,775)		(3,259)

Net increase in net assets resulting from operations		930,080		1,161,783

Distributions to shareholders from
Net investment income
Class A		(582,466)		(463,721)
Class C		(55,795)		(36,265)
Class R6		(290,979)		(29,338)[1]
Administrator Class		(468,083)		(477,867)
Institutional Class		(187,449)		(102,695)[1]
Net realized gains
Class A		0		(33,025)
Class C		0		(6,433)
Class R6		0		(33)[1]
Administrator Class		0		(25,489)
Institutional Class		0		(13,316)[1]

Total distributions to shareholders		(1,584,772)		(1,188,182)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,095,946	10,872,363	2,064,296	20,605,458
Class C	43,761	428,445	150,237	1,476,161
Class R6	459,934	4,603,532	737,215 [1]	7,424,039 [1]
Administrator Class	1,231,825	12,417,678	2,245,678	22,729,127
Institutional Class	946,110	9,485,356	1,688,938 [1]	16,890,242 [1]

		37,807,374		69,125,027

Reinvestment of distributions
Class A	43,842	435,779	44,036	438,618
Class C	5,160	50,665	3,698	36,042
Class R6	23,584	236,978	2,926 [1]	29,371 [1]
Administrator Class	44,920	451,385	41,789	421,374
Institutional Class	18,407	184,327	11,628 [1]	116,011 [1]

		1,359,134		1,041,416

Payment for shares redeemed
Class A	(1,472,315)	(14,617,222)	(1,031,554)	(10,307,999)
Class B	N/A	N/A	(2,135)[2]	(21,223)[2]
Class C	(153,785)	(1,504,494)	(266,329)	(2,641,214)
Class R6	(44,403)	(444,996)	(2)[1]	(14)[1]
Administrator Class	(1,534,899)	(15,428,057)	(1,748,267)	(17,517,341)
Institutional Class	(269,640)	(2,701,769)	(1,180,536)[1]	(11,846,195)[1]

		(34,696,538)		(42,333,986)

Net increase in net assets resulting from capital share transactions		4,469,970		27,832,457

Total increase in net assets		3,815,278		27,806,058

Net assets
Beginning of period		73,025,433		45,219,375

End of period		$76,840,711		$73,025,433

Undistributed net investment income		$231,384		$168,178

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	For the period from June 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Real Return Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.96	$9.95	$10.07	$10.11	$10.85
Net investment income	0.21	0.19 [1]	0.10 [1]	0.05 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	(0.09)	0.03	(0.01)	0.07	(0.21)

Total from investment operations	0.12	0.22	0.09	0.12	(0.11)
Distributions to shareholders from
Net investment income	(0.21)	(0.20)	(0.07)	(0.08)	(0.09)
Net realized gain	0.00	(0.01)	(0.14)	(0.08)	(0.54)

Total distributions to shareholders	(0.21)	(0.21)	(0.21)	(0.16)	(0.63)
Net asset value, end of period	$9.87	$9.96	$9.95	$10.07	$10.11
Total return[2]	1.25%	2.23%	1.01%	1.24%	(0.76)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.04%	1.11%	1.20%	1.31%	1.20%
Net expenses[3]	0.80%	0.85%	0.85%	0.85%	0.85%
Net investment income[3]	2.15%	1.92%	0.98%	0.47%	0.96%
Supplemental data
Portfolio turnover rate[4]	29%	25%	29%	57%	9%
Net assets, end of period (000s omitted)	$26,133	$29,678	$18,938	$12,977	$15,415

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%
Year ended May 31, 2016	0.44%
Year ended May 31, 2015	0.44%
Year ended May 31, 2014	0.44%

[4]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Real Return Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.82	$9.77	$9.92	$10.00	$10.76
Net investment income (loss)	0.03	0.04	0.03 [1]	(0.03)[1]	0.03 [1]
Net realized and unrealized gains (losses) on investments	0.02	0.10	(0.02)	0.08	(0.21)

Total from investment operations	0.05	0.14	0.01	0.05	(0.18)
Distributions to shareholders from
Net investment income	(0.14)	(0.08)	(0.02)	(0.05)	(0.04)
Net realized gain	0.00	(0.01)	(0.14)	(0.08)	(0.54)

Total distributions to shareholders	(0.14)	(0.09)	(0.16)	(0.13)	(0.58)
Net asset value, end of period	$9.73	$9.82	$9.77	$9.92	$10.00
Total return[2]	0.53%	1.44%	0.21%	0.46%	(1.46)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.79%	1.86%	1.95%	2.06%	1.95%
Net expenses[3]	1.56%	1.60%	1.60%	1.60%	1.60%
Net investment income (loss)[3]	1.39%	1.23%	0.30%	(0.33)%	0.29%
Supplemental data
Portfolio turnover rate[4]	29%	25%	29%	57%	9%
Net assets, end of period (000s omitted)	$3,517	$4,580	$5,654	$7,471	$9,095

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%
Year ended May 31, 2016	0.44%
Year ended May 31, 2015	0.44%
Year ended May 31, 2014	0.44%

[4]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Real Return Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2018	2017[1]
Net asset value, beginning of period	$10.05	$10.17
Net investment income	0.22	0.10
Net realized and unrealized gains (losses) on investments	(0.06)	(0.07)

Total from investment operations	0.16	0.03
Distributions to shareholders from
Net investment income	(0.25)	(0.14)
Net realized gain	0.00	(0.01)

Total distributions to shareholders	(0.25)	(0.15)
Net asset value, end of period	$9.96	$10.05
Total return[2]	1.63%	0.36%
Ratios to average net assets (annualized)
Gross expenses[3]	0.66%	0.69%
Net expenses[3]	0.42%	0.47%
Net investment income[3]	2.52%	1.32%
Supplemental data
Portfolio turnover rate[4]	29%	25%
Net assets, end of period (000s omitted)	$11,750	$7,438

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.41%
Year ended May 31, 2017[1]	0.44%

[4]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Real Return Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.06	$10.03	$10.15	$10.17	$10.90
Net investment income	0.24 [1]	0.22 [1]	0.13 [1]	0.10 [1]	0.13 [1]
Net realized and unrealized gains (losses) on investments	(0.09)	0.02	(0.02)	0.06	(0.22)

Total from investment operations	0.15	0.24	0.11	0.16	(0.09)
Distributions to shareholders from
Net investment income	(0.22)	(0.20)	(0.09)	(0.10)	(0.10)
Net realized gain	0.00	(0.01)	(0.14)	(0.08)	(0.54)

Total distributions to shareholders	(0.22)	(0.21)	(0.23)	(0.18)	(0.64)
Net asset value, end of period	$9.99	$10.06	$10.03	$10.15	$10.17
Total return	1.50%	2.46%	1.21%	1.56%	(0.51)%
Ratios to average net assets (annualized)
Gross expenses[2]	0.97%	1.04%	1.13%	1.27%	1.14%
Net expenses[2]	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income[2]	2.39%	2.20%	1.30%	0.99%	1.31%
Supplemental data
Portfolio turnover rate[3]	29%	25%	29%	57%	9%
Net assets, end of period (000s omitted)	$23,331	$26,100	$20,607	$10,679	$6,320

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%
Year ended May 31, 2016	0.44%
Year ended May 31, 2015	0.44%
Year ended May 31, 2014	0.44%

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Real Return Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2018	2017[1]
Net asset value, beginning of period	$10.06	$10.17
Net investment income	0.24	0.14
Net realized and unrealized gains (losses) on investments	(0.08)	(0.10)

Total from investment operations	0.16	0.04
Distributions to shareholders from
Net investment income	(0.25)	(0.14)
Net realized gain	0.00	(0.01)

Total distributions to shareholders	(0.25)	(0.15)
Net asset value, end of period	$9.97	$10.06
Total return[2]	1.57%	0.41%
Ratios to average net assets (annualized)
Gross expenses[3]	0.71%	0.76%
Net expenses[3]	0.47%	0.52%
Net investment income[3]	2.62%	2.24%
Supplemental data
Portfolio turnover rate[4]	29%	25%
Net assets, end of period (000s omitted)	$12,110	$5,229

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2018	0.41%
Year ended May 31, 2017[1]	0.44%

[4]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Real Return Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Real Return Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in a separate diversified portfolio of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2018, the Fund owned 53% of Wells Fargo Real Return Portfolio (the “affiliated Master Portfolio”). The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2018 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis.

The Fund records daily its proportionate share of the affiliated Master Portfolio’s interest and dividend income, expenses, and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Real Return Fund	21

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $76,516,936 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$137,431
Gross unrealized losses	(54,490)
Net unrealized gains	$82,941

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to dividends from certain securities. At May 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$89,811	$(89,811)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2018, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term	$76,599,877

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase. For the year ended May 31, 2018 the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account

22	Wells Fargo Real Return Fund	Notes to financial statements

servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through September 30, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.78% for Class A shares, 1.53% for Class C shares, 0.40% for Class R6 shares, 0.60% for Administrator Class shares, and 0.45% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to October 1, 2017, the Fund’s expenses were capped at 0.85% for Class A shares, 1.60% for Class C shares, 0.47% for Class R6 shares, and 0.52% for Institutional Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2018, Funds Distributor received $1,636 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$29,127,241	$20,182,554	$9,956,255	$8,563,860

As of May 31, 2018, the Fund had unfunded term loan commitments of $221,100.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based

Notes to financial statements	Wells Fargo Real Return Fund	23

on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended May 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2018 and May 31, 2017 were as follows:

	Year ended May 31
	2018	2017
Ordinary income	$1,584,772	$1,113,069
Long-term capital gain	0	75,113

As of May 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$237,595	$226,455	$82,941

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. SUBSEQUENT DISTRIBUTIONS

On June 25, 2018, the Fund declared distributions from net investment income to shareholders of record on June 22, 2018. The per share amounts payable on June 26, 2018 were as follows:

Net investment income
Class A	$0.01704
Class C	0.01072
Class R6	0.02063
Administrator Class	0.01757
Institutional Class	0.02026

On July 25, 2018, the Fund declared distributions from net investment income to shareholders of record on July 24, 2018. The per share amounts payable on July 26, 2018 were as follows:

Net investment income
Class A	$0.02908
Class C	0.02343
Class R6	0.03216
Administrator Class	0.02956
Institutional Class	0.03177

These distributions are not reflected in the accompanying financial statements.

24	Wells Fargo Real Return Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Real Return Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

Portfolio of investments—May 31, 2018	Wells Fargo Real Return Portfolio	25

Security name	Shares	Value

Common Stocks: 17.61%

Consumer Discretionary: 0.43%

Specialty Retail: 0.43%
Ceconomy AG	63,539	$622,320

Consumer Staples: 3.87%

Beverages: 0.70%
Molson Coors Brewing Company Class B	4,303	265,280
The Coca-Cola Company	17,338	745,534

		1,010,814

Food & Staples Retailing: 0.97%
Costco Wholesale Corporation	1,320	261,677
Metro AG «	29,778	401,034
Wal-Mart Stores Incorporated	4,152	342,706
Walgreens Boots Alliance Incorporated	6,435	401,480

		1,406,897

Food Products: 1.03%
Health & Happiness (H&H) International Holdings Limited †	57,500	451,968
Marine Harvest ASA	21,439	428,901
Mondelez International Incorporated Class A	8,316	326,569
The Kraft Heinz Company	5,019	288,492

		1,495,930

Household Products: 0.86%
Church & Dwight Company Incorporated	7,559	354,895
The Clorox Company	1,902	229,819
The Procter & Gamble Company	9,092	665,262

		1,249,976

Tobacco: 0.31%
Philip Morris International	5,656	449,878

Energy: 4.42%

Energy Equipment & Services: 0.41%
Halliburton Company	5,860	291,476
Schlumberger Limited	4,400	302,148

		593,624

Oil, Gas & Consumable Fuels: 4.01%
Anadarko Petroleum Corporation	3,859	269,358
BP plc	91,857	703,721
Chevron Corporation	6,539	812,798
Cimarex Energy Company	3,196	296,972
Cosan Limited Class A	84,261	745,710
Eni SpA	33,641	609,191
EOG Resources Incorporated	5,506	648,662

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Real Return Portfolio	Portfolio of investments—May 31, 2018

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Noble Energy Incorporated	8,027	$286,564
Occidental Petroleum Corporation	5,350	450,470
Phillips 66 Company	2,747	319,998
Pioneer Natural Resources Company	1,512	291,967
RSP Permian Incorporated †	8,937	390,904

		5,826,315

Health Care: 0.72%

Pharmaceuticals: 0.72%
Bayer AG	8,806	1,048,614

Materials: 5.20%

Chemicals: 2.44%
Axalta Coating Systems Limited †	8,514	264,871
DowDuPont Incorporated	6,732	431,589
Ecolab Incorporated	1,602	228,461
LyondellBasell Industries NV Class A	3,287	368,538
OCI NV «†	41,653	1,142,859
Sasol Limited	20,552	738,613
The Sherwin-Williams Company	980	371,665

		3,546,596

Construction Materials: 0.15%
Martin Marietta Materials Incorporated	965	215,070

Containers & Packaging: 0.12%
Crown Holdings Incorporated †	3,822	165,645

Metals & Mining: 2.49%
Agnico Eagle Mines Limited «	4,900	220,255
Alamos Gold Incorporated Class A	13,500	74,653
B2Gold Corporation †	35,000	95,828
Barrick Gold Corporation	7,050	92,990
Detour Gold Corporation †	9,300	73,519
Endeavour Mining Corporation †	2,200	38,160
Evolution Mining Limited	27,000	66,565
Franco-Nevada Corporation	1,700	119,876
Fresnillo plc	4,800	84,770
Goldcorp Incorporated	26,783	383,533
IAMGOLD Corporation †	14,000	87,460
Kinross Gold Corporation †	43,000	155,206
Kirkland Lake Gold Limited	9,500	174,672
Lundin Mining Corporation	60,849	381,538
Mag Silver Corporation †	1,000	11,654
Newcrest Mining Limited	9,500	149,148
Newmont Mining Corporation	6,700	260,831
Northern Star Resources Limited	11,000	52,159
Pan American Silver Corporation	5,500	97,295
Randgold Resources Limited ADR	2,500	198,800

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Real Return Portfolio	27

Security name			Shares	Value

Metals & Mining (continued)
Royal Gold Incorporated			4,522	$405,443
Semafo Incorporated †			12,500	34,031
Steel Dynamics Incorporated			4,645	229,602
Torex Gold Resources Incorporated †			4,400	42,962
Wheaton Precious Metals Corporation			3,800	83,057

				3,614,007

Real Estate: 2.97%

Equity REITs: 2.97%
Alexandria Real Estate Equities Incorporated			1,719	214,737
American Homes 4 Rent Class A			6,228	124,062
American Tower Corporation			3,074	425,349
Boston Properties Incorporated			845	102,896
Camden Property Trust			1,746	153,648
Equinix Incorporated			919	364,705
Equity Residential			1,985	127,020
Essex Property Trust Incorporated			649	155,130
Four Corners Property Trust Incorporated			4,527	103,623
Healthcare Trust of America Incorporated Class A			2,535	65,048
Host Hotels & Resorts Incorporated			13,338	288,501
Hudson Pacific Properties Incorporated			7,277	257,606
Invitation Homes Incorporated			6,629	145,904
Physicians Realty Trust			19,096	290,641
Prologis Incorporated			5,239	337,130
Public Storage Incorporated			716	151,677
Retail Opportunity Investment Corporation			12,618	228,638
SBA Communications Corporation †			663	104,800
Simon Property Group Incorporated			2,181	349,440
Sun Communities Incorporated			1,728	167,063
Taubman Centers Incorporated			1,187	64,798
Ventas Incorporated			1,739	95,054

				4,317,470

Total Common Stocks (Cost $23,904,983)				25,563,156

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 8.66%

Consumer Discretionary: 2.65%

Auto Components: 0.03%
American Axle & Manufacturing Incorporated	7.75%	11-15-2019	$25,000	26,310
Cooper Tire & Rubber Company	8.00	12-15-2019	20,000	21,225

				47,535

Diversified Consumer Services: 0.13%
Service Corporation International	5.38	1-15-2022	100,000	101,250
TRI Pointe Group Incorporated	4.38	6-15-2019	92,000	92,000

				193,250

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Real Return Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Hotels, Restaurants & Leisure: 0.47%
GLP Capital LP/GLP Financing II Incorporated	4.88%	11-1-2020	$205,000	$208,075
MGM Resorts International	5.25	3-31-2020	165,000	168,300
MGM Resorts International	6.75	10-1-2020	120,000	126,606
NCL Corporation Limited 144A	4.75	12-15-2021	178,000	178,000

				680,981

Household Durables: 0.36%
KB Home	4.75	5-15-2019	60,000	60,348
Lennar Corporation	4.50	6-15-2019	150,000	150,750
Lennar Corporation	4.50	11-15-2019	50,000	50,438
Lennar Corporation 144A	6.63	5-1-2020	165,000	172,219
Pulte Group Incorporated	4.25	3-1-2021	80,000	80,200

				513,955

Internet & Direct Marketing Retail: 0.18%
Netflix Incorporated	5.38	2-1-2021	250,000	257,500

Media: 0.93%
Cable One Incorporated 144A	5.75	6-15-2022	300,000	305,625
CSC Holdings LLC	7.63	7-15-2018	75,000	75,375
DISH DBS Corporation	7.88	9-1-2019	210,000	217,560
LIN Television Corporation	5.88	11-15-2022	45,000	46,181
National CineMedia LLC	6.00	4-15-2022	100,000	101,500
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	105,000	107,756
Outfront Media Capital Corporation	5.25	2-15-2022	200,000	202,000
Sinclair Television Group Incorporated	6.13	10-1-2022	100,000	102,250
Sirius XM Radio Incorporated 144A	3.88	8-1-2022	145,000	139,932
TEGNA Incorporated	5.13	10-15-2019	27,000	27,068
TEGNA Incorporated	5.13	7-15-2020	30,000	30,225

				1,355,472

Specialty Retail: 0.47%
Gap Incorporated	5.95	4-12-2021	100,000	104,711
Group 1 Automotive Incorporated	5.00	6-1-2022	160,000	160,400
L Brands Incorporated	6.63	4-1-2021	195,000	205,238
Penske Auto Group Incorporated	3.75	8-15-2020	100,000	98,750
Penske Auto Group Incorporated	5.75	10-1-2022	110,000	112,475

				681,574

Textiles, Apparel & Luxury Goods: 0.08%
The William Carter Company	5.25	8-15-2021	120,000	121,800

Consumer Staples: 0.24%

Food Products: 0.11%
B&G Foods Incorporated	4.63	6-1-2021	155,000	152,675

Personal Products: 0.13%
Edgewell Personal Care Company	4.70	5-19-2021	190,000	190,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Real Return Portfolio	29

Security name	Interest rate	Maturity date	Principal	Value

Energy: 0.97%

Oil, Gas & Consumable Fuels: 0.97%
Andeavor Logistics LP	5.50%	10-15-2019	$75,000	$76,943
DCP Midstream Operating LLC	2.70	4-1-2019	175,000	174,125
DCP Midstream Operating LP 144A	5.35	3-15-2020	100,000	102,500
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	105,000	107,856
Rockies Express Pipeline LLC 144A	6.00	1-15-2019	210,000	212,825
Sabine Pass Liquefaction LLC	5.63	2-1-2021	355,000	372,042
Southern Star Central Corporation 144A	5.13	7-15-2022	200,000	201,500
Targa Resources Partners LP	4.13	11-15-2019	160,000	160,400

				1,408,191

Financials: 0.81%

Banks: 0.10%
CIT Group Incorporated	3.88	2-19-2019	150,000	150,563

Consumer Finance: 0.59%
Ally Financial Incorporated	3.75	11-18-2019	305,000	305,381
Navient Corporation	5.50	1-15-2019	265,000	268,048
OneMain Financial Group LLC 144A	7.25	12-15-2021	137,000	142,001
Toll Brothers Finance Corporation	4.00	12-31-2018	135,000	135,000

				850,430

Real Estate Management & Development: 0.12%
Realogy Group LLC 144A	4.50	4-15-2019	100,000	100,000
Realogy Group LLC 144A	5.25	12-1-2021	70,000	70,525

				170,525

Health Care: 0.87%

Health Care Equipment & Supplies: 0.11%
Kinetics Concepts Incorporated 144A	7.88	2-15-2021	155,000	159,263

Health Care Providers & Services: 0.76%
Acadia Healthcare Company Incorporated	5.13	7-1-2022	162,000	162,000
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	70,000	71,488
Fresenius Medical Care Holdings Incorporated 144A	5.63	7-31-2019	55,000	56,468
HCA Incorporated	6.50	2-15-2020	255,000	266,475
Lifepoint Health Incorporated	5.50	12-1-2021	210,000	210,788
Select Medical Corporation	6.38	6-1-2021	155,000	157,131
Tenet Healthcare Corporation	6.00	10-1-2020	175,000	180,688

				1,105,038

Industrials: 0.83%

Aerospace & Defense: 0.26%
Alcoa Incorporated	6.15	8-15-2020	100,000	104,510
Moog Incorporated 144A	5.25	12-1-2022	265,000	270,631

				375,141

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Real Return Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Airlines: 0.14%
American Airlines Group Incorporated	6.13%	6-1-2018	$100,000	$100,000
United Continental Holdings Incorporated	6.38	6-1-2018	100,000	100,000

				200,000

Commercial Services & Supplies: 0.07%
Clean Harbors Incorporated	5.13	6-1-2021	100,000	100,625

Trading Companies & Distributors: 0.36%
Aircastle Limited	4.63	12-15-2018	100,000	100,861
Aircastle Limited	6.25	12-1-2019	200,000	207,000
HD Supply Incorporated 144A	5.75	4-15-2024	210,000	220,238

				528,099

Information Technology: 0.45%

Electronic Equipment, Instruments & Components: 0.10%
Dell International LLC/EMC Corporation 144A	3.48	6-1-2019	40,000	40,154
Sanmina Corporation 144A	4.38	6-1-2019	105,000	105,788

				145,942

Software: 0.11%
CDK Global Incorporated	3.80	10-15-2019	110,000	110,330
Symantec Corporation	4.20	9-15-2020	50,000	50,054

				160,384

Technology Hardware, Storage & Peripherals: 0.24%
EMC Corporation	2.65	6-1-2020	275,000	268,427
NCR Corporation	4.63	2-15-2021	80,000	79,200

				347,627

Materials: 0.66%

Chemicals: 0.05%
Huntsman International LLC	4.88	11-15-2020	65,000	66,381

Containers & Packaging: 0.38%
Ball Corporation	4.38	12-15-2020	305,000	310,176
Reynolds Group Holdings	5.75	10-15-2020	237,431	238,619

				548,795

Metals & Mining: 0.23%
Freeport-McMoRan Incorporated	3.10	3-15-2020	160,000	157,800
Steel Dynamics Incorporated	5.13	10-1-2021	176,000	178,728

				336,528

Real Estate: 0.74%

Equity REITs: 0.61%
CoreCivic Incorporated	4.13	4-1-2020	230,000	230,575
Equinix Incorporated	5.38	1-1-2022	230,000	236,613
Sabra Health Care REIT Incorporated	5.50	2-1-2021	208,000	212,872

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Real Return Portfolio	31

Security name	Interest rate	Maturity date	Principal	Value

Equity REITs (continued)
SBA Communications Corporation 144A	4.00%	10-1-2022	$80,000	$76,800
VEREIT Operating Partnership LP	3.00	2-6-2019	120,000	120,027
VEREIT Operating Partnership LP	4.13	6-1-2021	10,000	10,159

				887,046

Real Estate Management & Development: 0.13%
Taylor Morrison Communities Incorporated 144A	5.25	4-15-2021	195,000	195,731

Telecommunication Services: 0.33%

Diversified Telecommunication Services: 0.08%
Hughes Satellite Systems Corporation	6.50	6-15-2019	115,000	118,594

Wireless Telecommunication Services: 0.25%
Sprint Communications Incorporated 144A	9.00	11-15-2018	295,000	302,139
Sprint Spectrum LP 144A	3.36	3-20-2023	56,875	56,448

				358,587

Utilities: 0.11%

Independent Power & Renewable Electricity Producers: 0.11%
NRG Energy Incorporated	6.25	7-15-2022	155,000	159,650

Total Corporate Bonds and Notes (Cost $12,746,796)				12,567,882

Loans: 4.28%

Consumer Discretionary: 0.96%

Auto Components: 0.15%
Allison Transmission Incorporated (1 Month LIBOR +1.75%) ±	3.72	9-23-2022	54,671	54,967
Belron Finance US LLC (3 Month LIBOR +2.50%) ±	4.86	11-7-2024	159,600	160,131

				215,098

Hotels, Restaurants & Leisure: 0.15%
Wyndham Hotels & Resorts Incorporated (1 Month LIBOR +1.75%) ±<	4.05	3-28-2025	220,000	220,733

Household Products: 0.25%
Michaels Stores Incorporated (1 Month LIBOR +2.50%) ±	4.46	1-28-2023	229,500	229,089
The ServiceMaster Company LLC (1 Month LIBOR +2.50%) ±	4.48	11-8-2023	133,313	133,938

				363,027

Media: 0.39%
Altice US Finance I Corporation (1 Month LIBOR +2.25%) ±	4.23	7-28-2025	218,799	217,760
CSC Holdings LLC (1 Month LIBOR +2.50%) ±	4.42	1-25-2026	212,000	211,470
Live Nation Entertainment Incorporated (1 Month LIBOR +1.75%) ±	3.75	10-31-2023	138,947	139,382

				568,612

Specialty Retail: 0.02%
Sally Beauty Holdings Incorporated (1 Month LIBOR +2.25%) ±‡	4.24	7-5-2024	24,875	24,409

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Real Return Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Consumer Staples: 0.23%

Food Products: 0.23%
Pinnacle Foods Finance LLC (1 Month LIBOR +1.75%) ±<	3.66%	2-2-2024	$142,875	$143,509
Post Holdings Incorporated (1 Month LIBOR +2.00%) ±	3.97	5-24-2024	124,063	124,085
Prestige Brands Incorporated (1 Month LIBOR +2.00%) ±	3.98	1-26-2024	58,650	58,855

				326,449

Financials: 0.27%

Diversified Financial Services: 0.27%
Delos Finance SARL (3 Month LIBOR +1.75%) ±	4.05	10-6-2023	200,000	200,572
LPL Holdings Incorporated (3 Month LIBOR +2.25%) ±	4.56	9-23-2024	195,702	195,702

				396,274

Health Care: 0.18%

Health Care Providers & Services: 0.09%
HCA Incorporated (1 Month LIBOR +1.75%) ±	3.73	3-18-2023	74,566	74,949
Select Medical Corporation (1 Month LIBOR +2.75%) ±	4.68	3-1-2021	54,450	54,677

				129,626

Health Care Technology: 0.03%
Change Healthcare Holdings Incorporated (1 Month LIBOR +2.75%) ±	4.73	3-1-2024	44,550	44,517

Pharmaceuticals: 0.06%
Endo Finance LLC (1 Month LIBOR +4.25%) ±	6.25	4-29-2024	89,325	88,288

Industrials: 1.25%

Airlines: 0.05%
United Airlines Incorporated (1 Month LIBOR +1.75%) ±	3.73	4-1-2024	69,300	69,473

Commercial Services & Supplies: 0.60%
Advanced Disposal Services Incorporated (1 Month LIBOR +2.25%) ±	4.00	11-10-2023	187,128	187,549
Aramark Services Incorporated (1 Month LIBOR +1.75%) ±	3.72	3-28-2024	56,425	56,566
Aramark Services Incorporated (1 Month LIBOR +2.00%) ±	3.98	3-11-2025	139,650	139,781
KAR Auction Services Incorporated (3 Month LIBOR +2.25%) ±	4.56	3-11-2021	150,720	151,285
Multi-Color Corporation (1 Month LIBOR +2.25%) ±	4.23	10-31-2024	179,550	180,223
Sensata Technologies BV (1 Month LIBOR +1.75%) ±	3.67	10-14-2021	158,275	158,812

				874,216

Communications Equipment: 0.43%
Charter Communications Operating LLC (1 Month LIBOR +2.00%) ±	3.99	4-30-2025	384,038	384,518
Virgin Media Bristol LLC (1 Month LIBOR +2.50%) ±	4.42	1-15-2026	235,000	234,225

				618,743

Machinery: 0.17%
Columbus Mckinnon Corp Term Loan B (3 Month LIBOR +2.50%) ±‡	4.80	1-31-2024	54,843	54,980
RBS Global Incorporated (1 Month LIBOR +2.25%) ±	4.21	8-21-2024	200,000	200,728

				255,708

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Real Return Portfolio	33

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.67%

Communications Equipment: 0.06%
CommScope Incorporated (1 Month LIBOR +2.00%) ±	3.98%	12-29-2022	$84,886	$85,063

Electronic Equipment, Instruments & Components: 0.23%
CDW LLC (2 Month LIBOR +1.75%) ±	4.06	8-17-2023	200,000	200,772
Dell Incorporated (1 Month LIBOR +2.00%) ±	3.99	9-7-2023	40,797	40,746
Zebra Technologies Corporation (3 Month LIBOR +2.00%) ±	4.36	10-27-2021	91,045	91,185

				332,703

Internet Software & Services: 0.14%
Zayo Group LLC (1 Month LIBOR +2.25%) ±	4.23	1-19-2024	195,805	196,784

IT Services: 0.09%
First Data Corporation (1 Month LIBOR +2.00%) ±	3.97	7-8-2022	137,851	137,793

Semiconductors & Semiconductor Equipment: 0.15%
Micron Technology Incorporated (1 Month LIBOR +1.75%) ±	3.74	4-26-2022	218,687	219,918

Materials: 0.40%

Chemicals: 0.21%
Ashland LLC (1 Month LIBOR +1.75%) ±	3.70	5-24-2024	54,588	54,710
Ineos US Finance LLC (1 Month LIBOR +2.00%) ±	3.98	3-31-2024	249,808	249,840

				304,550

Containers & Packaging: 0.19%
Berry Global Incorporated (1 Month LIBOR +1.75%) ±	3.73	2-8-2020	241,046	241,403
Reynolds Group Holdings Incorporated (1 Month LIBOR +2.75%) ±	4.73	2-5-2023	29,551	29,600

				271,003

Real Estate: 0.15%

Equity REITs: 0.15%
MGM Growth Properties LLC (1 Month LIBOR +2.00%) ±	3.75	4-25-2023	222,982	222,829

Telecommunication Services: 0.17%

Diversified Telecommunication Services: 0.09%
Level 3 Financing Incorporated (1 Month LIBOR +2.25%) ±	4.21	2-22-2024	129,470	129,543

Wireless Telecommunication Services: 0.08%
SBA Senior Finance III LLC (1 Month LIBOR +2.00%) ±	3.99	4-11-2025	118,462	118,264

Total Loans (Cost $6,230,476)				6,213,623

		Expiration date	Shares

Participation Notes: 0.19%

Financials: 0.19%

Capital Markets: 0.19%
UBS AG (Kweichow Moutai Company Limited) †(a)		8-15-2018	2,300	269,500

Total Participation Notes (Cost $170,246)				269,500

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Real Return Portfolio	Portfolio of investments—May 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities: 65.86%
TIPS	0.13%	4-15-2021	$3,937,696	$3,881,784
TIPS	0.13	1-15-2022	3,632,770	3,574,459
TIPS	0.13	4-15-2022	3,724,634	3,652,441
TIPS	0.13	7-15-2022	3,510,331	3,457,981
TIPS	0.13	1-15-2023	3,762,124	3,681,833
TIPS	0.13	7-15-2024	3,662,456	3,556,855
TIPS	0.13	7-15-2026	3,102,269	2,963,914
TIPS	0.14	4-15-2020	4,528,673	4,489,813
TIPS	0.25	1-15-2025	3,671,587	3,568,054
TIPS	0.38	7-15-2023	3,736,861	3,706,518
TIPS	0.38	7-15-2025	3,667,126	3,596,518
TIPS	0.38	1-15-2027	3,073,235	2,976,803
TIPS	0.38	7-15-2027	2,718,567	2,635,460
TIPS	0.50	1-15-2028	515,936	502,934
TIPS	0.63	7-15-2021	3,293,801	3,312,633
TIPS	0.63	4-15-2023	3,214,752	3,212,708
TIPS	0.63	1-15-2024	3,727,033	3,723,661
TIPS	0.63	1-15-2026	3,302,848	3,278,960
TIPS	0.63	2-15-2043	1,231,884	1,149,194
TIPS	0.75	2-15-2042	1,673,060	1,613,040
TIPS	0.75	2-15-2045	2,071,674	1,977,594
TIPS	0.88	2-15-2047	2,062,291	2,027,402
TIPS	1.00	2-15-2046	1,521,787	1,543,320
TIPS	1.00	2-15-2048	900,609	915,959
TIPS	1.13	1-15-2021	3,102,758	3,152,367
TIPS	1.25	7-15-2020	2,711,778	2,765,767
TIPS	1.38	1-15-2020	1,765,528	1,792,346
TIPS	1.38	2-15-2044	1,868,372	2,057,534
TIPS	1.75	1-15-2028	1,405,522	1,532,294
TIPS	1.88	7-15-2019	1,455,019	1,484,113
TIPS	2.00	1-15-2026	1,483,555	1,624,863
TIPS	2.13	2-15-2040	761,977	949,276
TIPS	2.13	2-15-2041	951,466	1,193,215
TIPS	2.38	1-15-2025	2,409,352	2,672,936
TIPS	2.38	1-15-2027	1,416,800	1,610,033
TIPS	2.50	1-15-2029	1,365,656	1,601,411
TIPS	3.38	4-15-2032	548,278	730,122
TIPS	3.63	4-15-2028	1,195,686	1,517,129
TIPS	3.88	4-15-2029	1,449,614	1,908,529

Total U.S. Treasury Securities (Cost $96,147,738)				95,591,773

Yankee Corporate Bonds and Notes: 1.26%

Consumer Discretionary: 0.39%

Auto Components: 0.18%
IHO Verwaltungs GmbH 144A	4.13	9-15-2021	260,000	257,400

Automobiles: 0.07%
Jaguar Land Rover Automotive plc 144A	4.13	12-15-2018	100,000	100,375

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2018	Wells Fargo Real Return Portfolio	35

Security name	Interest rate	Maturity date	Principal	Value

Hotels, Restaurants & Leisure: 0.14%
International Game Technology plc 144A	5.63%	2-15-2020	$200,000	$203,500

Financials: 0.30%

Banks: 0.25%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	285,000	286,425
Royal Bank of Scotland Group plc	4.70	7-3-2018	80,000	80,100

				366,525

Diversified Financial Services: 0.05%
Virgin Media Finance plc	5.25	1-15-2021	75,000	77,023

Health Care: 0.40%

Pharmaceuticals: 0.40%
Teva Pharmaceuticals Industries Incorporated	1.70	7-19-2019	340,000	332,153
Valeant Pharmaceuticals International Incorporated 144A	6.50	3-15-2022	245,000	255,106

				587,259

Information Technology: 0.02%

Communications Equipment: 0.02%
Nokia Corporation	5.38	5-15-2019	31,000	31,667

Materials: 0.15%

Metals & Mining: 0.15%
ArcelorMittal	5.75	3-1-2021	205,000	213,200

Total Yankee Corporate Bonds and Notes (Cost $1,866,457)				1,836,949

	Yield		Shares
Short-Term Investments: 3.23%

Investment Companies: 3.19%
Securities Lending Cash Investment LLC (l)(r)(u)	1.91		1,733,169	1,733,343
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.67		2,901,798	2,901,798

				4,635,141

			Principal
U.S. Treasury Securities: 0.04%
U.S. Treasury Bill (z) #	1.44	6-14-2018	$50,000	49,972

Total Short-Term Investments (Cost $4,685,110)				4,685,113

Total investments in securities (Cost $145,751,806)	101.09%	146,727,996
Other assets and liabilities, net	(1.09)	(1,582,291)

Total net assets	100.00%	$145,145,705

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Real Return Portfolio	Portfolio of investments—May 31, 2018

«	All or a portion of this security is on loan.

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.

‡	Security is valued using significant unobservable inputs.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

ADR	American depositary receipt

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

TIPS	Treasury inflation-protected securities

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
10-Year U.S. Treasury Notes	16	9-19-2018	$1,920,777	$1,927,000	$6,223	$0
Short
U.S. Ultra Bond	(6)	9-19-2018	(947,240)	(957,000)	0	(9,760)
2-Year U.S. Treasury Notes	(25)	9-28-2018	(5,305,385)	(5,305,859)	0	(474)
5-Year U.S. Treasury Notes	(4)	9-28-2018	(454,837)	(455,562)	0	(725)

					$6,223	$(10,959)

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	213,729	8,340,261	6,820,821	1,733,169	$(23)	$0	$36,671	$1,733,343
Wells Fargo Government Money Market Fund Select Class	3,404,176	92,096,708	92,599,086	2,901,798	0	0	10,457	2,901,798

					$(23)	$0	$47,128	$4,635,141	3.19%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2018	Wells Fargo Real Return Portfolio	37

Assets
Investments in unaffiliated securities,( including $1,647,426 of securities loaned) at value (cost $141,116,665)	$142,092,855
Investments in affiliated securities, at value (cost $4,635,141)	4,635,141
Foreign currency, at value (cost $37,708)	37,978
Receivable for investments sold	71,462
Receivable for dividends and interest	504,280
Receivable for daily variation margin on open futures contracts	3,031
Receivable for securities lending income	1,080

Total assets	147,345,827

Liabilities
Payable upon receipt of securities loaned	1,733,366
Payable for investments purchased	392,958
Advisory fee payable	40,957
Payable for daily variation margin on open futures contracts	4,937
Accrued expenses and other liabilities	27,904

Total liabilities	2,200,122

Total net assets	$145,145,705

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Real Return Portfolio	Statement of operations—year ended May 31, 2018

Investment income
Interest	$2,944,404
Dividends (net of foreign withholding taxes of $31,649)	514,397
Income from affiliated securities	47,128

Total investment income	3,505,929

Expenses
Advisory fee	499,493
Custody and accounting fees	14,326
Professional fees	46,698
Shareholder report expenses	2,431
Trustees’ fees and expenses	22,689
Other fees and expenses	9,053

Total expenses	594,690
Less: Fee waivers and/or expense reimbursements	(82,095)

Net expenses	512,595

Net investment income	2,993,334

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	206,906
Affiliated securities	(23)
Futures transactions	54,289

Net realized gains on investments	261,172

Net change in unrealized gains (losses) on:
Unaffiliated securities	(1,293,993)
Futures transactions	(3,448)

Net change in unrealized gains (losses) on investments	(1,297,441)

Net realized and unrealized gains (losses) on investments	(1,036,269)

Net increase in net assets resulting from operations	$1,957,065

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Real Return Portfolio	39

	Year ended May 31, 2018	Year ended May 31, 2017

Operations
Net investment income	$2,993,334	$1,793,711
Net realized gains on investments	261,172	76,421
Net change in unrealized gains (losses) on investments	(1,297,441)	(10,813)

Net increase in net assets resulting from operations	1,957,065	1,859,319

Capital transactions
Transactions in investors’ beneficial interests
Contributions	92,220,550	36,734,228
Withdrawals	(38,625,765)	(13,097,573)

Net increase in net assets resulting from capital transactions	53,594,785	23,636,655

Total increase in net assets	55,551,850	25,495,974

Net assets
Beginning of period	89,593,855	64,097,881

End of period	$145,145,705	$89,593,855

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Real Return Portfolio	Financial highlights

	Year ended May 31
	2018	2017	2016	2015	2014
Total return	1.67%	2.65%	1.29%	1.50%	(0.26)%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.52%	0.56%	0.57%	0.53%
Net expenses	0.41%	0.44%	0.44%	0.44%	0.44%
Net investment income	2.40%	2.36%	1.45%	0.89%	1.45%
Supplemental data
Portfolio turnover rate	29%	25%	29%	57%	9%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Real Return Portfolio	41

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Real Return Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2018, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

42	Wells Fargo Real Return Portfolio	Notes to financial statements

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Portfolio may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Portfolio has no rights against the issuer of the underlying foreign security and participation notes expose the Portfolio to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

When-issued transactions

The Portfolio may purchase securities on a forward commitment or when-issued basis. A Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Notes to financial statements	Wells Fargo Real Return Portfolio	43

Loans

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Portfolio purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. A Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Inflation-indexed bonds and TIPS

The Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

44	Wells Fargo Real Return Portfolio	Notes to financial statements

Federal and other taxes

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2018, the aggregate cost of all investments for federal income tax purposes was $146,173,344 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$3,651,601
Gross unrealized losses	(3,101,685)
Net unrealized gains	$549,916

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Real Return Portfolio	45

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2018:

Real Return Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$622,320	$0	$0	$622,320
Consumer staples	5,613,495	0	0	5,613,495
Energy	6,419,939	0	0	6,419,939
Health care	1,048,614	0	0	1,048,614
Materials	7,541,318	0	0	7,541,318
Real estate	4,317,470	0	0	4,317,470

Corporate bonds and notes	0	12,567,882	0	12,567,882

Loans	0	6,134,234	79,389	6,213,623

Participation notes
Financials	0	269,500	0	269,500

U.S. Treasury securities	95,591,773	0	0	95,591,773

Yankee corporate bonds and notes	0	1,836,949	0	1,836,949

Short-term investments
Investment companies	2,901,798	0	0	2,901,798
U.S. Treasury securities	49,972	0	0	49,972
Investments measured at net asset value*				1,733,343

	124,106,699	20,808,565	79,389	146,727,996
Futures contracts	6,223	0	0	6,223
Total assets	$124,112,922	$20,808,565	$79,389	$146,734,219
Liabilities
Futures contracts	$10,959	$0	$0	$10,959
Total liabilities	$10,959	$0	$0	$10,959

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $1,733,343 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

The Portfolio recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2018, the Portfolio did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.29% as the average daily net assets of the Portfolio increase. Prior to October 1, 2017, Funds Management received a fee at an annual rate which started at 0.40% and declined to 0.30% as the average daily net assets of the Portfolio increased. For the year ended May 31, 2018, the advisory fee was equivalent to an annual rate of 0.40% of the Portfolio’s average daily net assets.

46	Wells Fargo Real Return Portfolio	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.28% and declining to 0.18% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$55,191,675	$38,242,858	$18,865,582	$16,227,206

As of May 31, 2018, the Portfolio had unfunded term loan commitments of $331,650.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2018, the Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of its portfolio. The Portfolio had an average notional amount of $737,262 in long futures contracts and $5,250,619 in short futures contracts during the year ended May 31, 2018.

The receivable and payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the Statement of Operations.

For certain types of derivative transactions, the Portfolio has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolio to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
JPMorgan	$6,223*	$(6,223)	$0	$0

Notes to financial statements	Wells Fargo Real Return Portfolio	47

Counterparty	Gross amounts of liabilities in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
JPMorgan	$10,959*	$(6,223)	$(4,736)	$0

*	Amounts represents cumulative unrealized gains (losses) on futures contracts as reported in the table following the Portfolio of investments. Only the current day’s variation margin as of May 31, 2018 is reported separately on the Statement of Assets and Liabilities.

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

48	Wells Fargo Real Return Portfolio	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Real Return Portfolio (the “Portfolio”), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 27, 2018

Other information (unaudited)	Wells Fargo Real Return Fund	49

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 7.24% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $329,666 of income dividends paid during the fiscal year ended May 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2018, $1,276,914 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2018, 10.83% of the ordinary income distributed was derived from interest on U.S. government

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. The Fund and the Portfolio each file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

50	Wells Fargo Real Return Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Real Return Fund	51

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

52	Wells Fargo Real Return Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Real Return Fund	53

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Real Return Fund and Wells Fargo Real Return Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Real Return Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Real Return Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (“WellsCap”).

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

54	Wells Fargo Real Return Fund	Other information (unaudited)

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2017. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average performance of its Universe for all periods under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than or in range of its benchmark, the Bloomberg Barclays U.S. U.S. TIPS Index, for all periods under review. The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than or in range of the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a expense Group.

The Boards took into account the Fund’s investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the

Other information (unaudited)	Wells Fargo Real Return Fund	55

Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s respective expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the current affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of the fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Funds and the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability information with respect to providing services to the Funds was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards also considered that, in addition to management fee breakpoints, competitive fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Funds.

56	Wells Fargo Real Return Fund	Other information (unaudited)

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

Appendix (unaudited)	Wells Fargo Real Return Fund	57

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

58	Wells Fargo Real Return Fund	Appendix (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix (unaudited)	Wells Fargo Real Return Fund	59
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

312333 07-18 A288/AR288 05-18

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Master Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Master Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended May 31, 2018	Fiscal year ended May 31, 2017
Audit fees	$452,118	$440,652
Audit-related fees	—	—
Tax fees (1)	90,205	86,840
All other fees	—	—

	$542,323	$527,492

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Master Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Master Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Master Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Master Trust

By:	/s/ Andrew Owen
Andrew Owen
President
Date:	July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Master Trust

By:	/s/ Andrew Owen
Andrew Owen
President
Date:	July 27, 2018

By:	/s/ Nancy Wiser
Nancy Wiser
Treasurer
Date:	July 27, 2018

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer
Date:	July 27, 2018